William Blair Funds

Prospectus

October 31, 2013

Multi-Asset and Alternative Funds

File pursuant to Rule 497(c)
File Nos. 33-17463 and 811-5344
October 31, 2013

William Blair Funds

Multi-Asset and Alternative Funds	CLASS N	CLASS I	INSTITUTIONAL CLASS
William Blair Macro Allocation Fund	WMCNX	WMCIX	WMCJX
William Blair Commodity Strategy Long/Short Fund	WCSNX	WCSIX	WCSJX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

William Blair Funds

222 West Adams Street

Chicago, Illinois 60606

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WILLIAM BLAIR MACRO ALLOCATION FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair Macro Allocation Fund (the “Fund” or the “Macro Fund”) seeks to maximize long-term risk-adjusted total return.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class N	Class I	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Institutional Class
Management Fee	0.80%	0.80%	0.80%
Distribution (Rule 12b-1) Fee	0.25%	None	None
Other Expenses
Shareholder Administration Fee	0.15%	0.15%	None
Dividend Expenses on Short Sales	0.06%	0.08%	0.08%
Remainder of Other Expenses	1.69%	1.91%	1.91%

Total Other Expenses	1.90%	2.14%	1.99%	*
Acquired Fund Fees and Expenses	0.24%	0.24%	0.24%

Total Annual Fund Operating Expenses	3.19%	3.18%	3.03%
Fee Waiver and/or Expense Reimbursement**	1.54%	1.76%	1.76%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement***	1.65%	1.42%	1.27%

*	“Other Expenses” are estimated for the Institutional Class shares since no shares have been issued as of the date of this prospectus.
**	The Advisor has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.35%, 1.10% and 0.95% of average daily net assets for Class N, Class I and Institutional Class shares, respectively, until October 31, 2014. The Advisor may not terminate this arrangement prior to October 31, 2014 unless the investment advisory agreement is terminated. The Advisor is entitled to reimbursement for a period of three years subsequent to the Fund’s Commencement of Operations on November 29, 2011 for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio is below the expense limitation.
***	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table for the Fund which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

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Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$168	$839	$1,534	$3,386
Class I	145	815	1,511	3,363
Institutional Class	129	770	1,437	3,222

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period (November 29, 2011 through October 31, 2012), the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    In pursuing the Fund’s investment objective, the Advisor employs a dynamic global macro asset allocation strategy. This strategy attempts to exploit periodic market inefficiencies by taking long and short positions in various asset classes (e.g., equity and fixed-income) and currencies with a view to profit from movements across and within such asset classes and currencies. The Advisor uses a top-down approach that focuses on general price movements in various asset classes and currencies rather than the performance of individual company securities. The Advisor’s macro asset allocation strategy is based primarily on the fundamental investment valuations of asset classes and currencies. The Advisor believes that investment fundamentals determine future cash flows which will ultimately drive the value of asset classes and currencies. The Advisor’s goal is to identify and exploit periodic discrepancies between fundamental values and market prices. These perceived value/price discrepancies are the foundation for the Fund’s portfolio construction.

The Fund may invest in or seek exposure to a wide range of asset classes including, without limitation, equity and fixed-income (including asset-backed securities, mortgage-backed securities and other collateralized obligations and all grades and maturities of domestic and foreign credit, including high yield (junk bonds)), commodities and real estate, and currencies. The Fund has no geographic or other limits on the allocation of its assets among asset classes. The Fund may invest its assets in any markets, including emerging markets, or asset classes that the Advisor believes to be appropriate for meeting the Fund’s investment objective. The Fund may also seek exposure to broad-based market indices, more narrowly focused customized trades or economic variables such as inflation rates. The Fund may seek long exposure to asset classes and currencies that the Advisor perceives will provide relatively attractive risk-adjusted returns and short exposure to asset classes and currencies that the Advisor perceives will provide relatively unattractive risk-adjusted returns, consistent with the Fund’s investment objective of maximizing long-term risk adjusted total return. The Fund may also use long and short exposures to manage risk.

There are many ways in which the Fund may obtain a desired long exposure. The Fund may take long positions indirectly through exchange-traded funds (“ETFs”), exchange-traded notes and derivative instruments such as, but not limited to, futures, swaps, options and currency forward contracts. Futures would typically be on, though are not limited to, equity indexes and government bonds. Swaps would typically be on, though are not limited to, government bonds, credit default indexes, equity indexes, inflation, equity index volatility/variance, commodities and commodity indexes. The Fund may also enter into credit default swaps, including as the seller of a credit default swap. Options would typically be on, though are not limited to, equity indexes, equity index futures,

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government bonds, government bond futures and currencies. The Fund may also invest in individual stocks, real estate investment trusts, closed-end funds, preferred stock, publicly traded partnerships, royalty income trusts, repurchase agreements and other equity securities, fixed-income securities and currencies for the purpose of effecting macro strategies. Long positions may be intended to enhance expected return, reduce expected risk or both.

There are many ways in which the Fund may obtain a desired short exposure. The Fund may take short positions indirectly through ETFs, including inverse ETFs, and derivative instruments (listed above) that are intended to provide inverse exposure to a particular asset class or currency. The Fund may also engage in short sales on individual securities. Short positions may be intended to enhance expected return, reduce expected risk or both.

The Fund may increase or decrease its market and non-market risk exposures by increasing and decreasing leverage, or by increasing and decreasing cash and cash equivalents. Leverage may be used to achieve potentially higher returns through proportionally higher ex-ante risk exposures. Ex-ante risk exposure is the Advisor’s forward-looking, best estimate, of the Fund’s standard deviation from an expected return. Leverage would increase the expected return when opportunities are anticipated to be greater than normal, but will also increase risk.

To the extent the Fund seeks to invest in commodities, the Fund may gain exposure to the commodities markets by investing a portion of its assets in William Blair MAS Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Macro Fund Subsidiary”), which is expected to invest mainly in commodity-linked derivative instruments, such as futures or swaps, and fixed-income securities, some of which may serve as margin or collateral for the Macro Fund Subsidiary’s derivatives positions. In accordance with federal income tax laws applicable to regulated investment companies, the Fund may only invest up to 25% of the value of its total assets in the Macro Fund Subsidiary. The Advisor, as part of its overall advisory services to the Fund, manages the investment and reinvestment of the assets of the Macro Fund Subsidiary and administers the affairs of the Macro Fund Subsidiary. The Advisor receives no additional compensation for providing management and administrative services to the Subsidiary. In managing the assets of the Macro Fund Subsidiary, the Advisor applies the Fund’s investment policies and restrictions and the Fund’s compliance policies and procedures generally as if such assets were held directly by the Fund.

PRINCIPAL RISKS OF INVESTING:    The following is a summary of the principal risks of investing in the Fund. The Fund may be subject to the following risks directly through investment in individual securities or indirectly through various instruments, including ETFs, exchange-traded notes or derivative instruments.

The Fund involves a high level of risk and may not be appropriate for everyone.    You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The Fund is not intended to be a complete investment program. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets invested in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance. The Fund is designed for long-term investors.

Aggressive Investment Technique Risk.    The Fund may use investment techniques and financial instruments that may be considered aggressive, including but not limited to the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques may also include short sales, taking short positions or other techniques that are intended to provide inverse exposure to a particular market or other asset class, as well as leverage, which can expose the Fund to potentially dramatic changes (losses or gains). These techniques may expose the Fund to potentially dramatic changes (losses) in the value of certain of its portfolio holdings.

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Asset Allocation Risk.    In allocating the Fund’s assets, the Advisor may favor markets or asset classes that perform poorly relative to other markets and asset classes. To the extent that the Fund’s assets are invested in markets or asset classes that underperform the general stock market, the Fund would perform poorly relative to a portfolio invested primarily in the general stock market.

Commodity Risk.    Investing in commodities may subject the Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility and future market conditions may result in rapid and substantial valuation increases and decreases. The value of commodities and commodity contracts may be affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as weather, and world events and economic, political and regulatory developments. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers. Political, economic and supply related events in such countries could have a significant impact on the value of such commodities.

Counterparty and Contractual Default Risk.    The Fund’s investments in derivatives and other financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s failure or inability to perform its obligations or bankruptcy.

Credit Default Swap Risk.    Credit default swaps are subject to the credit risk of the underlying reference obligation and to counterparty credit risk. If the counterparty fails to meet its obligations, the Fund may lose money. Credit default swaps are also subject to the risk that the Advisor will not properly assess the risk of the underlying reference obligation. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid. Credit default swaps may be difficult to value and may have the effect of leverage on the Fund.

Credit Risk.    The value of the Fund’s fixed-income securities is subject to the ability of the issuers of such securities to make interest payments or payment at maturity. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield.

The Fund’s investments in below investment grade securities (e.g., high yield or junk bonds) may have additional credit risk. Securities rated BBB or below by a nationally recognized statistical rating organization have speculative characteristics and can be more vulnerable to bad economic news than investment grade securities, which could lead to a weakened capacity to make principal and interest payments. In some cases, below investment grade securities may decline in credit quality or go into default.

Currency Risk.    The value of the Fund’s portfolio may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms.

Derivatives Risk.    Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index, currency or commodity to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that a counterparty is unwilling or unable to meet its obligations, and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter (“OTC”) derivatives subjects the Fund to credit risk of the counterparty. The use of certain derivatives provides exposure to the underlying market or other reference asset in excess of the cash investment of the Fund. The use of derivatives can magnify gains and losses.

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Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

Emerging Markets Risk.    Foreign investment risk is typically intensified in emerging markets, which are the less developed and developing nations.

Exchange-Traded and Closed-End Fund Risk.    The risks of investment in other investment companies typically reflect the risk of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange.

Exchange-Traded Note Risk.    The returns of exchange-traded notes (“ETNs”) are based on the performance of a specified market index minus applicable fees. The risks of ETNs include the risk of the reference index. The value of an ETN is also subject to the credit risk of the issuer. Thus, the value of an ETN may drop due to a decline in an issuer’s credit quality or a downgrade in the issuer’s credit rating, even if there is no change or an increase in the reference index. ETNs are subject to the additional risk that notes may trade at a premium or discount to their reference index. When the Fund invests in an ETN, shareholders of the Fund bear their proportionate share of the ETN’s fees and expenses as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted and ETNs may be delisted by the listing exchange.

Foreign Investment Risk.    The risks of foreign investments may include less publicly available information, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect the Fund’s investments. Foreign investments may be less liquid and their prices more volatile than the securities of U.S. companies.

Geographic Risk.    To the extent that the Fund invests a significant portion of its assets in any one country, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries in which it invests. Investing in any one country makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.

Interest Rate Risk.    Normally, the values of fixed-income securities vary inversely with changes in prevailing interest rates. The value of the Fund’s securities tends to decrease when interest rates rise and tends to increase when interest rates fall. Securities with longer durations held by the Fund are generally more sensitive to interest rate changes. As such, securities with longer durations are usually more volatile than those with shorter durations.

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Inverse ETF Risk.    An inverse ETF is a fund that is constructed by using various derivative instruments to profit from a decline in the underlying benchmark. Investing in these ETFs is similar to holding various short positions, or using a combination of advanced investment strategies to profit from falling prices. Short sale risk involves the risk that the inverse ETF may incur a loss by subsequently buying a security at a higher price than the price at which it previously sold the security short. Because a loss incurred by an inverse ETF on a short sale results from increases in the value of the security, such losses are theoretically unlimited, an investment in an inverse ETF could result in a loss of the entire investment in that particular ETF. To the extent the inverse ETF uses derivatives to achieve short exposure, it is subject to derivatives risk including the risk of leverage.

Leverage Risk.    The Fund’s investments in derivatives or exposure to derivatives through other investment vehicles expose the Fund to leverage inherent in such instruments. Such leveraged investments can amplify the effects of market volatility on the Fund’s net asset value (i.e., relatively small market movements may result in large changes in the Fund’s net asset value) and make the Fund’s returns more volatile. At times, the Fund’s leveraged investments may cause the Fund’s investment exposure to exceed its net assets and could cause the Fund to experience substantial losses, including the risk of total loss, if the market moves against the Fund. The use of leveraged investments may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements. The use of leveraged investments may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Liquidity Risk.    Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within a time period deemed desirable by the Fund.

Mortgage-Backed/Asset-Backed Securities Risk.    The value of the Fund’s mortgage-backed or asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the market’s assessment of the quality of underlying assets.

Private Placement Risk.    Investments in private placements may be difficult to sell at the time and at the price desired by the Fund; companies making private placements may make less information available than publicly offered companies; and privately placed securities are more difficult to value than publicly traded securities. These factors may have a negative effect on the performance of the Fund. Securities acquired through private placements are not registered for resale in the general securities market and may be classified as illiquid.

Real Estate Risk.    Exposure to real estate markets, through securities of real estate investment trusts (“REITs”) or other instruments, will be subject to risks of the specific properties or property types and by default rates of borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. Distributions to shareholders attributable to dividends received from REITs generally are taxed as ordinary income for federal income tax purposes.

Regulatory Risk.    Future regulatory developments could impact the Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objective.

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It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions (for example, the so-called “Volcker Rule” prescribed by the Dodd-Frank Act) could also prevent the Fund from using certain instruments.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, sets forth a new regulatory framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. The Dodd-Frank Act grants significant new authority to the Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”) to regulate OTC derivatives and market participants. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect the Fund’s ability to pursue its investment strategies.

Securities Market Risk.    The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Short Position Risk.    The Fund will incur a loss as a result of a short position in a financial instrument if the price of the financial instrument increases in value between the date the short position is established and the date on which the Fund enters into an offsetting transaction. Short positions may be considered speculative transactions and involve special risks. The Fund’s losses are potentially unlimited in a short position transaction.

Short Sales Risk.    Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, dividends or interest the Fund must pay to the lender of the security. Because a loss incurred by the Fund on a short sale results from increases in the value of the security, losses on a short sale are theoretically unlimited. In addition, the Fund may not be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time when other short sellers of the same security want to close out their positions, it is more likely that the Fund would have to close out its short position at an unfavorable price. If the Fund takes both long and short positions, there is a risk that the value of securities held long might decrease and the value of securities sold short might increase in response to activities of an individual company or general market conditions. In this case, the Fund’s potential losses could exceed those of mutual funds that hold only long positions.

Smaller Company Risk.    Securities of smaller companies involve greater risk than those of larger, more established companies. This is because smaller companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be more adversely affected by poor economic or market conditions, and may be traded in low volumes, which may increase volatility and liquidity risks. From time to time, the Fund may invest in the equity securities of very small cap companies, often referred to as “micro-cap” companies. For purposes of the Fund, “micro-cap” companies are those with market capitalizations of $300 million or less at the time of the Fund’s investment. The considerations noted above are generally intensified for these investments.

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Subsidiary Risk.    The Macro Fund Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the investor protections of the 1940 Act. By investing in the Macro Fund Subsidiary, the Fund is exposed to the risks associated with the Macro Fund Subsidiary’s investments. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Macro Fund Subsidiary to operate as described in the Prospectus and could adversely affect the Fund.

Swap Risk.    Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money.

Tax Risk.    In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income (“qualifying income”). The Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments including, without limitation, investments in certain commodity-linked derivatives, since income from commodity-linked derivatives may not constitute qualifying income to the Fund. Receipt of such income could cause the Fund to fail to qualify as a regulated investment company and be subject to U.S. federal income tax on its taxable income at corporate rates. The Fund has applied for a private letter ruling from the Internal Revenue Service (“IRS”) confirming that income derived from the Fund’s investment in the Macro Fund Subsidiary will constitute qualifying income to the Fund. The IRS has currently suspended the issuance of such private letter rulings. There can be no assurance that the IRS will grant the private letter ruling requested by the Fund. The Fund may incur transaction and other costs to comply with any new or additional guidance from the IRS. The tax treatment of commodity-linked derivatives and income from the Macro Fund Subsidiary also may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

FUND PERFORMANCE HISTORY:    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns. The bar chart below provides an illustration of the Fund’s performance in the calendar year since the Fund started for Class N shares.

Highest Quarterly Return 10.70% (1Q12)	Lowest Quarterly Return (5.32)% (2Q12)
The year to date return through September 30, 2013 is 6.80%

Average Annual Total Returns (For the periods ended December 31, 2012).    The table shows returns on a before-tax and after-tax basis for Class N shares and on a before tax basis for Class I shares. After-tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is

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assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Life of the Fund (November 29, 2011)
Class N Shares
Return Before Taxes	14.15%	15.63%
Return After Taxes on Distributions	13.15%	14.44%
Return After Taxes on Distributions and Sale of Fund Shares	9.27%	12.64%
Class I Shares
Return Before Taxes	14.49%	15.95%

Bank of America/Merrill Lynch 3-month US Treasury Bill Index* (reflects no deduction for fees, expenses or taxes)	0.10%	0.09%
Barclays Capital U.S. 1-3 Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.08%	0.07%
Long-Term Comparative Index** (reflects no deduction for fees, expenses or taxes)	6.56%	7.40%

*	Effective March 1, 2013, the Fund will use the Bank of America/Merrill Lynch 3-month US Treasury Bill Index as the broad-based index because it is included as part of the Long-Term Comparative Index.
**	The Long-Term Comparative Index return is comprised of the following indices: 40% Barclays Capital U.S. Aggregate Index, 30% MSCI All Country World Index (net), and 30% Bank of America/Merrill Lynch 3-month US Treasury Bill Index.

There are no Institutional Class shares issued as of October 31, 2013. The returns for the Institutional Class shares will be substantially similar to those of the Class N shares shown in the bar chart and table above because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the Institutional Class shares will differ from the Class N shares only to the extent that the expenses of the classes differ.

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    Brian D. Singer, a Partner of the Advisor, and Thomas Clarke, an Associate of the Advisor, co-manage the Fund. Messrs. Singer and Clarke have each co-managed the Fund since its inception in 2011.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase.    The minimum initial investment for a regular account or an Individual Retirement Account is $2,500. The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.    The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and

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availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Institutional Class Share Purchase.    The minimum initial investment is $5 million. There is no minimum for subsequent purchases. The Distributor reserves the right to offer Institutional Class shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Institutional Class shares are only available to certain investors. See “Your Account—Institutional Class Shares” for additional information on eligibility requirements applicable to purchasing Institutional Class shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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WILLIAM BLAIR COMMODITY STRATEGY LONG/SHORT FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair Commodity Strategy Long/Short Fund (the “Fund” or the “Commodity Fund”) seeks long-term risk-adjusted total return.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Institutional Class
Management Fee	1.40%	1.40%	1.40%
Distribution (Rule 12b-1) Fee	0.25%	None	None
Other Expenses (includes a shareholder administration fee for Class N and Class I shares)	4.23%	4.15%	4.00%	*

Total Annual Fund Operating Expenses	5.88%	5.55%	5.40%
Fee Waiver and/or Expense Reimbursement**	3.93%	3.85%	3.85%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.95%	1.70%	1.55%

*	“Other Expenses” are estimated for the Institutional Class shares since no shares have been issued as of the date of this prospectus.
**	The Advisor has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.95%, 1.70% and 1.55% of average daily net assets for Class N, Class I and Institutional Class shares, respectively, until October 31, 2014. The Advisor may not terminate this arrangement prior to October 31, 2014 unless the investment advisory agreement is terminated. The Advisor is entitled to reimbursement for a period of three years subsequent to the Fund’s Commencement of Operations on April 25, 2012 for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio is below the expense limitation.

The Fund currently seeks commodities exposure through a total return swap that subjects the Fund to additional fees not reflected in the Annual Fund Operating Expenses table. These fees, which are described in more detail on page 13 of this Summary section, will affect the Fund’s performance.

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that

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your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$198	$1,399	$2,579	$5,440
Class I	173	1,313	2,441	5,207
Institutional Class	158	1,270	2,374	5,096

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period (April 25, 2012 through October 31, 2012), the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    The Fund’s investment strategies seek to provide broad exposure to commodities, provide attractive risk-adjusted returns with low correlations to traditional asset classes, maintain the inflation protection of commodities investing and profit in both up and down commodities markets. The Fund seeks to provide exposure to the commodity trading strategies of independent commodity trading advisors (“CTAs”) selected by William Blair & Company, L.L.C. (the “Advisor”) currently through derivative instruments (instruments whose values are based on, for example, indices, currencies or securities), and invests in fixed-income securities.

Commodity Investments.    The Fund may invest in commodities through derivative instruments that provide exposure to commodity trading strategies of CTAs selected by the Advisor and/or by investing in limited liability companies, limited partnerships, corporations and other pooled investment vehicles (collectively, “Underlying Vehicles”) managed by such CTAs. To a limited extent, the Fund may also invest in commodity-linked derivatives, such as futures, based on specific commodities or commodities indices and not tied to commodity trading strategies of CTAs. The derivative instruments in which the Fund invests, either directly or indirectly through investments in Underlying Vehicles, are used as a substitute for direct investments in commodities.

CTAs to whom the Fund will have exposure generally fall within one of the following three broad categories of managers:

Systematic:    The CTA seeks to exploit trending behavior of futures markets over various time frames by utilizing quantitative systems.

Fundamental:    The CTA conducts deep research into fundamental supply and demand factors that drive futures markets and uses specialized models, data sources and other tools to construct expectations of fundamental value.

Sector Specialist:    The CTA employs specialized knowledge, research and analysis systems to seek value from niche markets.

Within these three broad categories of managers, the CTAs may employ the following strategies:    trend following, trend anticipation, reversion, breakout, pattern recognition, high-frequency trading, commodities trading, and fundamentally-based trading. Commodities to which the CTAs may seek exposure include, but are not limited to, grains, meats, energies, metals, and softs (e.g., cotton, sugar or coffee). The CTAs execute their commodity trading strategies primarily by taking long and short positions in commodity futures or options on commodity futures. The CTAs may also use other types of derivatives including financial futures, options, forwards and swap contracts.

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While there is no limit on the number of CTAs that the Fund may seek exposure to, under normal market conditions, the Advisor anticipates that the Fund will have exposure to between 6 and 15 CTAs. In selecting the CTAs, the Advisor considers a number of factors, including, but not limited to:

•	Validity of strategy

•	Historical performance

•	Quality of investment process

•	Organizational depth and stability

•	Depth of professional resources

•	Asset capacity

•	Risk profile

•	Vehicle quality

•	Risk management

The Advisor monitors the CTAs on an ongoing basis and may adjust the Fund’s exposures to the CTAs from time to time. The Advisor seeks CTAs with well-defined strategies that are expected to exhibit low correlation to traditional market indices. The Advisor also seeks CTAs that display deep knowledge of and experience with the markets in which they operate and an understanding of the risks associated with investing in those markets. The Advisor monitors the market exposures of each CTA in order to manage the Fund’s diversification in the commodities markets.

The Fund’s commodity investments include derivative instruments that provide exposure to trading strategies of CTAs selected by the Advisor and/or Underlying Vehicles managed by such CTAs. The Advisor currently seeks exposure to CTA trading strategies through one or more total return swaps (collectively, the “Swap”), a type of derivative instrument, based on a customized index (the “Index”) designed to replicate the aggregate returns of the trading strategies of CTAs selected by the Advisor. The Swap is based on a notional amount agreed to by the Advisor and the counterparty, which may be adjusted from time to time. The notional amount of the Swap may exceed the net assets of the Fund. The Fund will request cash from the counterparty on a periodic basis representing the increase in the swap value and the Fund will pay cash to the counterparty or post collateral in an amount representing the decrease in the swap value during the five-year term of the Swap. Interim cash payments made by the counterparty to the Fund are subject to a fee. The Fund may terminate the Swap on one day’s notice to the counterparty and the counterparty may terminate the Swap in certain instances.

The Index is calculated by the counterparty to the Swap. In calculating the Index, the counterparty calculates the returns of the CTAs included in the Index based on a notional allocation to each CTA. The sum of the notional allocations for each CTA included in the Index may exceed the net assets of the Fund and may also exceed the notional amount of the Swap. The Advisor may add or remove CTAs from the Index or increase or decrease the weighting given to a CTA included in the Index. The weightings given to each CTA included in the Index may differ and the exposure to each CTA trading strategy may be based on a different notional allocation.

The calculation of the Index includes a deduction for fees of the counterparty as well as fixed and performance fees of the CTAs. Because the Index is designed to replicate the returns of CTAs selected by the Advisor, the performance of the Fund depends on the ability of the CTAs to generate returns in excess of the costs of the Index. The fees of the counterparty and the fixed fees of the CTAs are calculated based on the notional allocations to the CTAs included in the Index. To the extent the aggregate notional allocations to the CTAs included in the Index exceed the net assets of the Fund, the deduction from the Index for the fees of the counterparty and the fixed fees of the CTAs will be greater as a percentage of the Fund’s net assets than the deduction would be if the aggregate notional allocations to the CTAs included in the Index were equal to or less

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than the net assets of the Fund. The calculation of the Index also may include a deduction for the performance fees of the individual CTAs. The deduction for performance fees in the Index is based on the performance results of each individual CTA’s trading strategy represented in the Index. Accordingly, a performance fee for one or more CTA trading strategies represented in the Index may be deducted in calculating the Index even if the aggregate returns of the trading strategies of the CTAs are negative. During the period from April 25, 2012 (commencement of operations) through October 31, 2012 (the Fund’s fiscal year end), the total fees of the Fund’s Swap were $185,716, $89,660 of which were performance fees. The total fees of the Fund’s Swap will vary depending on the notional allocations to the CTAs included in the Index and the performance results of the CTA trading strategies.

The level of the Fund’s exposure to the commodities markets through the Swap will depend on the notional allocations to the CTAs included in the Index and the notional amount of the Swap. In addition to the Swap, the use of derivatives in Underlying Vehicles by the CTAs and any other commodity-linked derivative instruments invested in by the Fund, will also increase the Fund’s exposure to the commodities markets and, as a result, the Fund’s investment performance could be significantly impacted, both positively and negatively, by movements in the commodities markets.

The Fund’s investments in the Swap, any Underlying Vehicles and other commodity-linked derivative instruments are made through William Blair CLS Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Commodity Fund Subsidiary”). The Underlying Vehicles through which the Commodity Fund Subsidiary may invest may include one or more Underlying Vehicles that are wholly owned subsidiaries of the Commodity Fund Subsidiary. The Commodity Fund Subsidiary may also hold fixed-income securities, some of which may serve as margin or collateral for the Commodity Fund Subsidiary’s derivative positions. In accordance with federal income tax laws applicable to regulated investment companies, the Fund may only invest up to 25% of the value of its total assets in the Commodity Fund Subsidiary. However, the Commodity Fund Subsidiary’s investments in the Swap, Underlying Vehicles, which use derivatives, and investments in commodity-linked derivatives will provide the Fund with leveraged exposure to the commodities markets in an amount greater than 25% of the value of its total assets. The Advisor, as part of its overall advisory services to the Fund, manages the investment and reinvestment of the assets of the Commodity Fund Subsidiary and administers the affairs of the Subsidiary. The Advisor receives no additional compensation for providing management and administrative services to the Commodity Fund Subsidiary. In managing the assets of the Commodity Fund Subsidiary, the Advisor applies the Fund’s investment policies and restrictions and the Fund’s compliance policies and procedures generally as if such assets were held directly by the Fund.

Fixed-Income Investments.    Assets not allocated to the Fund’s commodity investments are invested in fixed-income securities. The Fund’s fixed-income securities are U.S. dollar denominated and may include: (1) obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) corporate debt securities issued by domestic or foreign companies; (3) mortgage-backed securities and asset-backed securities, which are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized (i.e., secured as to payment of interest and/or principal) by a portfolio or pool of assets, such as mortgages, debit balances on credit card accounts or U.S. Government securities; and (4) money market instruments, including, but not limited to, those issued by domestic companies, the U.S. Government and its agencies and instrumentalities, U.S. banks and municipalities. The Fund may invest in money market mutual funds to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder.

The Fund generally purchases investment grade fixed-income securities rated in one of the highest four categories by at least one of the following three nationally recognized statistical rating organizations: Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. However, the Fund may also purchase below investment grade securities (e.g., high yield or junk bonds), which are securities rated below Baa/BBB.

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In choosing fixed-income securities for the Fund, the Advisor emphasizes individual security selection, as well as shifts in the Fund’s portfolio among market sectors. To a lesser extent, the Advisor actively manages the Fund’s average duration. However, the Fund does not have limits on duration, and the Fund’s duration will change over time. Duration measures the average period remaining until the discounted value of the amounts due (principal and interest) under an instrument are to be paid, rather than the instrument’s stated final maturity. When applied to the Fund, for example, a portfolio duration of five years means that if interest rates increased by 1%, the value of the portfolio would decrease by approximately 5%.

PRINCIPAL RISKS OF INVESTING:    The following is a summary of the principal risks of investing in the Fund. The Fund may be subject to the following risks directly through investment in individual securities or indirectly through various instruments, including derivative instruments or Underlying Vehicles.

The Fund involves a high level of risk and may not be appropriate for everyone.    You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The Fund is not intended to be a complete investment program. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance. The Fund is designed for long-term investors.

Aggressive Investment Technique Risk.    The Fund may use investment techniques and financial instruments that may be considered aggressive, including but not limited to investments in the Swap and Underlying Vehicles and the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques may also include taking short positions or using other techniques that are intended to provide inverse exposure to a particular market or other asset class, as well as leverage, which can expose the Fund to potentially dramatic changes (losses or gains). These techniques may expose the Fund to potentially dramatic changes (losses) in the value of certain of its portfolio holdings.

Commodities Market Risk.    The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting commodities markets generally or particular segments of the commodities markets. The Advisor may favor commodities markets or asset classes that perform poorly relative to other commodities markets and asset classes. To the extent that the Commodity Fund Subsidiary’s assets are invested in commodities markets or asset classes that underperform the general stock market, the Fund would perform poorly relative to a portfolio invested primarily in the general stock market.

Commodity Risk.    Investing in the commodities markets and investing in commodity-linked derivative instruments, such as futures and swaps, may subject the Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility and future market conditions may result in rapid and substantial valuation increases and decreases. The value of commodities and commodity contracts may be affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as weather, and world events and economic, political and regulatory developments. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers. Political, economic and supply related events in such countries could have a significant impact on the value of such commodities.

Counterparty and Contractual Default Risk.    The Fund’s investments in derivatives and other financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s failure or inability to perform its obligations or bankruptcy.

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Credit Risk.    The value of the Fund’s fixed-income securities is subject to the ability of the issuers of such securities to make interest payments or payment at maturity. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield.

Currency Risk.    The value of the Fund’s portfolio may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms.

Derivatives Risk.    Risks associated with derivatives may include the risk that the derivative is not well correlated with the commodity, security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that a counterparty is unwilling or unable to meet its obligations, and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of over-the-counter (“OTC”) derivatives subjects the Fund to credit risk of the counterparty. The use of certain derivatives provides exposure to the underlying market or other reference asset in excess of the cash investment of the Fund. The use of derivatives can magnify gains and losses.

Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

Emerging Markets Risk.    Foreign investment risk is typically intensified in emerging markets, which are the less developed and developing nations.

Foreign Investment Risk.    The risks of foreign investments may include less publicly available information, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect the Fund’s investments. Foreign investments may be less liquid and their prices more volatile than the securities of U.S. companies.

Geographic Risk.    To the extent that the Fund invests a significant portion of its assets in any one country, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries in which it invests. Investing in any one country makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.

Interest Rate Risk.    Normally, the values of fixed-income securities vary inversely with changes in prevailing interest rates. The value of the Fund’s securities tends to decrease when interest rates rise and tends to increase when interest rates fall. Securities with longer durations held by the Fund are generally more sensitive to interest rate changes. As such, securities with longer durations are usually more volatile than those with shorter durations.

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Leverage Risk.    The Fund’s investments in derivatives, including the Swap, or exposure to derivatives through Underlying Vehicles expose the Fund to leverage inherent in such instruments. Such leveraged investments can amplify the effects of market volatility on the Fund’s net asset value (i.e., relatively small market movements may result in large changes in the Fund’s net asset value) and make the Fund’s returns more volatile. At times, the Fund’s leveraged investments may cause the Fund’s investment exposure to exceed its net assets and could cause the Fund to experience substantial losses, including the risk of total loss, if the market moves against the Fund. The use of leveraged investments may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet asset segregation requirements. The use of leveraged investments may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Liquidity Risk.    Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within a time period deemed desirable by the Fund. The Fund’s investment in the Swap and Underlying Vehicle securities are subject to liquidity risk.

Mortgage-Backed/Asset-Backed Securities Risk.    The value of the Fund’s mortgage-backed or asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the market’s assessment of the quality of underlying assets.

New Fund Risk.    Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Non-Diversified Risk.    The Fund is classified as non-diversified under the 1940 Act. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings may have a significant impact on the overall performance of the Fund.

Private Placement Risk.    Investments in private placements may be difficult to sell at the time and at the price desired by the Fund; companies making private placements may make less information available than publicly offered companies; and privately placed securities are more difficult to value than publicly traded securities. These factors may have a negative effect on the performance of the Fund. Securities acquired through private placements are not registered for resale in the general securities market and may be classified as illiquid.

Regulatory Risk.    Future regulatory developments could impact the Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions (for example, the so-called “Volcker Rule” prescribed by the Dodd-Frank Act) could also prevent the Fund from using certain instruments, including the Swap.

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The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, sets forth a new regulatory framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. The Dodd-Frank Act grants significant new authority to the Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”) to regulate OTC derivatives and market participants. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect the Fund’s ability to pursue its investment strategies.

Short Position Risk.    The Fund will incur a loss as a result of a short position in a financial instrument if the price of the financial instrument increases in value between the date the short position is established and the date on which the Fund enters into an offsetting transaction. Short positions may be considered speculative transactions and involve special risks. The Fund’s losses are potentially unlimited in a short position transaction.

Subsidiary Risk.    The Commodity Fund Subsidiary is not registered under the 1940 Act and is not subject to the investor protections of the 1940 Act. By investing in the Commodity Fund Subsidiary, the Fund is exposed to the risks associated with the Commodity Fund Subsidiary’s investments. In addition, the Fund has agreed to guarantee the obligations of the Commodity Fund Subsidiary to the Swap counterparty. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Commodity Fund Subsidiary to operate as described in the Prospectus and could adversely affect the Fund.

Swap Risk.    Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money. As described in the Principal Investment Strategies section, the Fund currently invests through the Commodity Fund Subsidiary in the Swap. The Fund’s investment in the Swap is subject to Leverage Risk as described above because the notional amount of the Swap and/or the aggregate notional allocations to the CTAs included in the Index may exceed the net assets of the Fund. The Fund’s returns are reduced or its losses increased by the costs associated with the Swap, which are the fees deducted by the counterparty in the calculation of the Index. The costs associated with the Swap, which may be significant, will vary depending on the notional allocations to the CTAs included in the Index and the performance of the CTA trading strategies and are separate from and in addition to the Fund’s operating expenses shown in the Annual Fund Operating Expenses table. In addition, there is the risk that the Swap may be terminated by the Fund or the counterparty in accordance with its terms or as a result of regulatory changes as described in Regulatory Risk above. If the Swap were to terminate, the Fund may be unable to implement its investment strategies with respect to commodities investments and the Fund may not be able to seek to achieve its investment objective.

Tax Risk.    In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income (“qualifying income”). The Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments including, without limitation, investments in certain commodity-linked derivatives, since income from commodity-linked derivatives may not constitute qualifying income to the Fund. Receipt of such income could cause the Fund to fail to qualify as a regulated investment company and be subject to U.S. federal income tax on its taxable income at corporate rates. The Fund has applied for a private letter ruling from the Internal Revenue Service (the “IRS”) confirming that income derived from the Fund’s investment in the Commodity Fund Subsidiary will constitute qualifying income to the Fund. The IRS has currently suspended the issuance of such private letter rulings. There can be no assurance that the IRS will grant the private letter ruling requested by the Fund. The Fund currently is relying on advice of tax counsel with respect to the tax treatment of income from the Commodity Fund Subsidiary. If the IRS does not grant the private letter ruling request, there is a risk that the IRS could assert that income derived from the Fund’s investment in the Commodity Fund Subsidiary does not constitute qualifying income to the Fund, in which case, the Fund could fail to qualify as a regulated investment company and could be subject to

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federal income tax at the fund level. Should the IRS take action that adversely affects the tax treatment of income derived from the Fund’s investment in the Commodity Fund Subsidiary, the Fund could be limited in its ability to implement its current investment strategies and the Fund may need to significantly change its investment strategies, which could adversely affect the Fund. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS. The tax treatment of commodity-linked derivatives and income from the Commodity Fund Subsidiary also may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

Underlying Vehicle Risk.    Each Underlying Vehicle is subject to specific risks, depending on the strategy and investment techniques employed by the CTA. These risks, as described herein, include Aggressive Investment Technique Risk, Commodities Market Risk, Commodity Risk, Derivatives Risk and Leverage Risk and may also include Currency Risk, Emerging Markets Risk, Foreign Investment Risk, Liquidity Risk, Short Position Risk and Swap Risk. By investing in the Fund, shareholders of the Fund will indirectly bear the fees and expenses of any Underlying Vehicles, including fees paid to the CTAs, in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Vehicles and may be higher than other mutual funds that invest directly in the types of derivatives held by the Underlying Vehicles. CTAs will charge fees for the services they provide to the Underlying Vehicles. These fees may be fixed and/or performance-based. Fees charged by the CTAs typically are based on the leveraged account size and not the actual cash invested in the Underlying Vehicle. Fixed fees may range from 1% to 3% of the leveraged account size. To the extent the aggregate leveraged account sizes of the Underlying Vehicles exceed the net assets of the Fund, the fixed fees of the CTAs would exceed 3% as a percentage of the Fund’s net assets. Performance-based fees may range from 15% to 30% of each Underlying Vehicle’s returns and are computed for each Underlying Vehicle without regard to the performance of the Fund or other Underlying Vehicles. Accordingly, the Fund may pay a performance fee to a CTA with positive investment performance, even if the Fund’s overall returns are flat or negative.

FUND PERFORMANCE HISTORY:    The bar chart and table showing the Fund’s annual returns and average annual total returns are not included because the Fund does not have annual returns for a full calendar year.

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    John Abunassar, an Associate of the Advisor, Peter Carl, an Associate of the Advisor, D. Trowbridge Elliman III, an Associate of the Advisor, Jason Moede, an Associate of the Advisor, Christopher Walvoord, an Associate of the Advisor, and Brian Ziv, an Associate of the Advisor, co-manage the Fund. Messrs. Abunassar, Carl, Elliman, Walvoord and Ziv have each co-managed the Fund since its inception in 2012. Mr. Moede has co-managed the Fund since 2013.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase.    The minimum initial investment for a regular account or an Individual Retirement Account is $2,500. The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.    The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party

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provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Institutional Class Share Purchase.    The minimum initial investment is $5 million. There is no minimum for subsequent purchases. The Distributor reserves the right to offer Institutional Class shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Institutional Class shares are only available to certain investors. See “Your Account—Institutional Class Shares” for additional information on eligibility requirements applicable to purchasing Institutional Class shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objectives and Strategies

The Macro Fund seeks to maximize long-term risk-adjusted total return.

The Commodity Fund seeks long-term risk-adjusted total return.

The Summary Sections describe each Fund’s principal investment policies and strategies intended to achieve each Fund’s investment objective. The investment types discussed in the Summary Sections are further described in the Investment Glossary contained herein and in the Statement of Additional Information.

Temporary Defensive Position.    Each Fund may significantly alter its make-up as a temporary defensive strategy. A defensive strategy will be employed only if, in the judgment of the Advisor, investments in a Fund’s usual markets or types of securities become decidedly unattractive because of current or anticipated adverse economic, financial, political and social factors. For temporary defensive purposes, each Fund may invest up to 100% of its assets in other types of securities, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. When a Fund is invested defensively, it may not meet its investment objective.

Portfolio Turnover.    Each Fund will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund’s investment objective, and there is no limitation on the length of time securities must be held by the Fund prior to being sold. Portfolio turnover rate will not be a limiting factor for a Fund. Higher portfolio turnover rates involve correspondingly higher transaction costs, which are borne directly by a Fund. In addition, each Fund may realize significant short-term and long-term capital gains, which will result in taxable distributions to investors that may be greater than those made by other funds. Tax and transaction costs may lower each Fund’s effective return for investors.

Portfolio Holdings.    A description on the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Statement of Additional Information.

Use of Subsidiary.    A Fund will seek exposure to the commodities markets by investing a portion of its assets in its Subsidiary. The Advisor, as part of its overall advisory services to each Fund, manages the investment and reinvestment of the assets of the Fund’s Subsidiary and administers the affairs of the Subsidiary. The Advisor receives no additional compensation for providing management and administrative services to the Subsidiary. In managing the assets of a Fund’s Subsidiary, the Advisor applies the Fund’s investment policies and restrictions and the Fund’s compliance policies and procedures generally as if such assets were held directly by the Fund. The financial statements of a Fund’s Subsidiary will be consolidated with the financial statements of the Fund and the consolidated financial statements will be included in the Fund’s annual and semi-annual reports to shareholders. As of the date of this Prospectus, the Macro Fund Subsidiary is not operational and the Macro Fund is not currently investing in the Macro Fund Subsidiary.

Investments by a Fund in its Subsidiary are expected to provide exposure to the commodities markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, a Fund must, among other things, satisfy certain diversification requirements, including the requirement that not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. Therefore, so long as a Fund is subject to this limit, the Fund may not invest any more than 25% of the value of its total assets in its Subsidiary. In addition, in order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, a Fund must, among other things, derive at least 90% of its gross income from certain specified sources (qualifying income). Income from certain commodity-linked derivatives does not constitute qualifying income to a Fund. If a Fund treats income from a particular instrument as qualifying income and the income is later determined not

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to constitute qualifying income, and, together with any other non-qualifying income, causes the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. The Funds have applied for a private letter ruling from the IRS confirming that income derived from a Fund’s investment in its respective Subsidiary will constitute qualifying income to the Fund. The IRS has currently suspended the issuance of such private letter rulings. There can be no assurance that the IRS will grant the private letter ruling requested by the Funds.

Special Considerations for the Commodity Fund.    The Fund’s investment strategies seek to provide broad exposure to commodities, provide attractive risk-adjusted returns with low correlations to traditional asset classes, maintain the inflation protection of commodities investing and profit in both up and down commodities markets. The Fund seeks to provide exposure to the commodity trading strategies of CTAs selected by the Advisor currently through derivative instruments (instruments whose values are based on, for example, indices, currencies or securities), and invests in fixed-income securities.

Commodity Investments.    The Fund may invest in commodities through derivative instruments that provide exposure to commodity trading strategies of CTAs selected by the Advisor and/or by investing in limited liability companies, limited partnerships, corporations and other pooled investment vehicles (collectively, “Underlying Vehicles”) managed by such CTAs. To a limited extent, the Fund may also invest in commodity-linked derivatives, such as futures, based on specific commodities or commodities indices and not tied to commodity trading strategies of CTAs. The derivative instruments in which the Fund invests, either directly or indirectly through investments in Underlying Vehicles, are used as a substitute for direct investments in commodities.

CTAs to whom the Fund will have exposure generally fall within one of the following three broad categories of managers:

Systematic:    The CTA seeks to exploit trending behavior of futures markets over various time frames by utilizing quantitative systems.

Fundamental:    The CTA conducts deep research into fundamental supply and demand factors that drive futures markets and uses specialized models, data sources and other tools to construct expectations of fundamental value.

Sector Specialist:    The CTA employs specialized knowledge, research and analysis systems to seek value from niche markets.

Within these three broad categories of managers, the CTAs may employ the following strategies:    trend following, trend anticipation, reversion, breakout, pattern recognition, high-frequency trading, commodities trading, and fundamentally-based trading. Commodities to which the CTAs may seek exposure include, but are not limited to, grains, meats, energies, metals, and softs (e.g., cotton, sugar or coffee). The CTAs execute their commodity trading strategies primarily by taking long and short positions in commodity futures or options on commodity futures. The CTAs may also use other types of derivatives including financial futures, options, forwards and swap contracts.

While there is no limit on the number of CTAs that the Fund may seek exposure to, under normal market conditions, the Advisor anticipates that the Fund will have exposure to between 6 and 15 CTAs. In selecting the CTAs, the Advisor considers a number of factors, including, but not limited to:

•	Validity of strategy

•	Historical performance

•	Quality of investment process

•	Organizational depth and stability

•	Depth of professional resources

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•	Asset capacity

•	Risk profile

•	Vehicle quality

•	Risk management

The Advisor monitors the CTAs on an ongoing basis and may adjust the Fund’s exposures to the CTAs from time to time. The Advisor seeks CTAs with well-defined strategies that are expected to exhibit low correlation to traditional market indices. The Advisor also seeks CTAs that display deep knowledge of and experience with the markets in which they operate and an understanding of the risks associated with investing in those markets. The Advisor monitors the market exposures of each CTA in order to manage the Fund’s diversification in the commodities markets.

The Fund’s commodity investments include derivative instruments that provide exposure to trading strategies of CTAs selected by the Advisor and/or Underlying Vehicles managed by such CTAs. The Advisor currently seeks exposure to CTA trading strategies through one or more total return swaps (collectively, the “Swap”), a type of derivative instrument, based on a customized index (the “Index”) designed to replicate the aggregate returns of the trading strategies of CTAs selected by the Advisor. The Swap is based on a notional amount agreed to by the Advisor and the counterparty, which may be adjusted from time to time. The notional amount of the Swap may exceed the net assets of the Fund. The Fund will request cash from the counterparty on a periodic basis representing the increase in the swap value and the Fund will pay cash to the counterparty or post collateral in an amount representing the decrease in the swap value during the five-year term of the Swap. Interim cash payments made by the counterparty to the Fund are subject to a fee. The Fund may terminate the Swap on one day’s notice to the counterparty and the counterparty may terminate the Swap in certain instances.

The Index is calculated by the counterparty to the Swap. In calculating the Index, the counterparty calculates the returns of the CTAs included in the Index based on a notional allocation to each CTA. The sum of the notional allocations for each CTA included in the Index may exceed the net assets of the Fund and may also exceed the notional amount of the Swap. The Advisor may add or remove CTAs from the Index or increase or decrease the weighting given to a CTA included in the Index. The weightings given to each CTA included in the Index may differ and the exposure to each CTA trading strategy may be based on a different notional allocation.

The calculation of the Index includes a deduction for fees of the counterparty as well as fixed and performance fees of the CTAs. Because the Index is designed to replicate the returns of CTAs selected by the Advisor, the performance of the Fund depends on the ability of the CTAs to generate returns in excess of the costs of the Index. The fees of the counterparty and the fixed fees of the CTAs are calculated based on the notional allocations to the CTAs included in the Index. To the extent the aggregate notional allocations to the CTAs included in the Index exceed the net assets of the Fund, the deduction from the Index for the fees of the counterparty and the fixed fees of the CTAs will be greater as a percentage of the Fund’s net assets than the deduction would be if the aggregate notional allocations to the CTAs included in the Index were equal to or less than the net assets of the Fund. The calculation of the Index also may include a deduction for the performance fees of the individual CTAs. The deduction for performance fees in the Index is based on the performance results of each individual CTA’s trading strategy represented in the Index. Accordingly, a performance fee for one or more CTA trading strategies represented in the Index may be deducted in calculating the Index even if the aggregate returns of the trading strategies of the CTAs are negative. During the period from April 25, 2012 (commencement of operations) through October 31, 2012 (the Fund’s fiscal year end), the total fees of the Fund’s Swap were $185,716, $89,660 of which were performance fees. The total fees of the Fund’s Swap will vary depending on the notional allocations to the CTAs included in the Index and the performance results of the CTA trading strategies.

The level of the Fund’s exposure to the commodities markets through the Swap will depend on the notional allocations to the CTAs included in the Index and the notional amount of the Swap. In addition to the Swap, the

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use of derivatives in Underlying Vehicles by the CTAs and any other commodity-linked derivative instruments invested in by the Fund, will also increase the Fund’s exposure to the commodities markets and, as a result, the Fund’s investment performance could be significantly impacted, both positively and negatively, by movements in the commodities markets.

The Fund’s investments in the Swap, any Underlying Vehicles and other commodity-linked derivative instruments are made through the Commodity Fund Subsidiary. The Commodity Fund Subsidiary may also hold fixed-income securities, some of which may serve as margin or collateral for the Commodity Fund Subsidiary’s derivative positions. The Commodity Fund Subsidiary has engaged the same service providers as the Fund. The Fund currently is relying on advice of tax counsel with respect to the tax treatment of income from the Commodity Fund Subsidiary.

Fixed-Income Investments.    Assets not allocated to the Fund’s commodity investments are invested in fixed-income securities. The Fund’s fixed-income securities are U.S. dollar denominated and may include: (1) obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) corporate debt securities issued by domestic or foreign companies; (3) mortgage-backed securities and asset-backed securities, which are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized (i.e., secured as to payment of interest and/or principal) by a portfolio or pool of assets, such as mortgages, debit balances on credit card accounts or U.S. Government securities; and (4) money market instruments, including, but not limited to, those issued by domestic companies, the U.S. Government and its agencies and instrumentalities, U.S. banks and municipalities. The Fund may invest in money market mutual funds to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder.

The Fund generally purchases investment grade fixed-income securities rated in one of the highest four categories by at least one of the following three nationally recognized statistical rating organizations: Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. However, the Fund may also purchase below investment grade securities (e.g., high yield or junk bonds), which are securities rated below Baa/BBB.

In choosing fixed-income securities for the Fund, the Advisor emphasizes individual security selection, as well as shifts in the Fund’s portfolio among market sectors. To a lesser extent, the Advisor actively manages the Fund’s average duration. However, the Fund does not have limits on duration, and the Fund’s duration will change over time. Duration measures the average period remaining until the discounted value of the amounts due (principal and interest) under an instrument are to be paid, rather than the instrument’s stated final maturity. When applied to the Fund, for example, a portfolio duration of five years means that if interest rates increased by 1%, the value of the portfolio would decrease by approximately 5%.

The Fund may use futures, options and swaps to hedge against movements in interest rates and credit spreads and to manage duration. Specifically, the Fund may purchase or sell futures contracts on U.S. Treasury securities, buy options on futures and enter into credit default swaps on a credit default swap index.

The Fund may purchase and sell mortgage-backed to-be-announced (TBA) securities to hedge against movements in interest rates and for risk management purposes.

The Investment Glossary included in this prospectus and the Statement of Additional Information contain additional information regarding the investment types described above.

Additional Information About the Funds.    Each Fund is a series of William Blair Funds, an open-end management investment company. The Advisor provides management and investment advisory services to each Fund. This prospectus doesn’t tell you about every policy or risk of investing in each Fund. If you want more information on each Fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

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PRINCIPAL INVESTMENT RISKS

The following is a description of the principal risks of investing in the Funds. The Funds may be subject to the following risks directly through investment in individual securities or indirectly through various instruments in which the Funds may invest.

Aggressive Investment Technique Risk (Macro Fund and Commodity Fund).    The Fund may use investment techniques and financial instruments that may be considered aggressive, including but not limited to the use of swap agreements, futures contracts, options on futures contracts, securities and indices, forward contracts and similar instruments. Such techniques may also include taking short positions or using other techniques that are intended to provide inverse exposure to a particular market or other asset class, as well as leverage, which can expose the Fund to potentially dramatic changes (losses or gains). These techniques may expose the Fund to potentially dramatic changes (losses) in the value of certain of its portfolio holdings.

Asset Allocation Risk (Macro Fund).    In allocating the Fund’s assets, the Advisor may favor markets or asset classes that perform poorly relative to other markets and asset classes. To the extent that the Fund’s assets are invested in markets or asset classes that underperform the general stock market, the Fund would perform poorly relative to a portfolio invested primarily in the general stock market.

Commodities Market Risk (Commodity Fund).    The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting commodities markets generally or particular segments of the commodities markets. The Advisor may favor commodities markets or asset classes that perform poorly relative to other commodities markets and asset classes. To the extent that the Commodity Fund Subsidiary’s assets are invested in commodities markets or asset classes that underperform the general stock market, the Fund would perform poorly relative to a portfolio invested primarily in the general stock market.

Commodity Risk (Macro Fund and Commodity Fund).    Investing in commodities may subject the Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility and future market conditions may result in rapid and substantial valuation increases and decreases. The value of commodities and commodity contracts may be affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers. Political, economic and supply related events in such countries could have a significant impact on the value of such commodities.

Counterparty and Contractual Default Risk (Macro Fund and Commodity Fund).    The Fund’s investments in derivatives and other financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s failure or inability to perform its obligations or bankruptcy. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets as a result of bankruptcy or other reorganization proceedings. The Fund could also experience limited recoveries or no recovery at all, and the value of an investment in the Fund could decline as a result. In addition, the Fund may default under an agreement with a counterparty which could adversely affect the Fund’s investing activities.

Credit Default Swap Risk (Macro Fund and Commodity Fund).    Credit default swaps are subject to the credit risk of the underlying reference obligation and to counterparty credit risk. If the counterparty fails to meet its obligations, the Fund may lose money. Credit default swaps are also subject to the risk that the Advisor will not properly assess the risk of the underlying reference obligation. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying

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credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid. Credit default swaps may be difficult to value and may have the effect of leverage on the Fund.

Credit Risk (Macro Fund and Commodity Fund).    The value of the Fund’s fixed-income securities is subject to the ability of the issuers of such securities to make interest payments or payment at maturity. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield.

Not all securities issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Such securities involve different degrees of government backing. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities in which the Fund may invest are backed by the full faith and credit of the United States, such as modified pass-through certificates issued by the Government National Mortgage Association, while others are backed exclusively by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury. Others are backed only by the credit of the issuer itself. While the U.S. Government may provide financial support to such agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

The Fund’s investments in below investment grade securities (e.g., high yield or junk bonds) may have additional credit risk. Securities rated BBB or below by a nationally recognized statistical rating organization have speculative characteristics and can be more vulnerable to bad economic news than investment grade securities, which could lead to a weakened capacity to make principal and interest payments. In some cases, below investment grade securities may decline in credit quality or go into default.

Currency Risk (Macro Fund and Commodity Fund).    The value of the Fund’s portfolio may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms.

Derivatives Risk (Macro Fund and Commodity Fund).    Risks associated with derivatives may include the risk that the derivative is not well correlated with the commodity, security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that a counterparty is unwilling or unable to meet its obligations, and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Macro Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter (“OTC”) derivatives subjects the Fund to credit risk of the counterparty. The use of certain derivatives provides exposure to the underlying market or other reference asset in excess of the cash investment of the Fund. The use of derivatives can magnify gains and losses.

Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

Emerging Markets Risk (Macro Fund and Commodity Fund).    Foreign investment risk is typically intensified in emerging markets, which are the less developed and developing nations. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Political, social and economic structures in many emerging market countries may be

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less established than in developed countries and may change rapidly. Such countries may also lack the social, political and economic characteristics of more developed countries. Unanticipated political, social or economic developments may affect the values of the Fund’s investments in emerging market countries and the availability to the Fund of additional investments in these countries.

The currencies of certain emerging market countries have from time to time experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of the Fund’s assets denominated in such currencies. Many emerging market countries have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

The small size, limited trading volume and relative inexperience of the financial markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

The system of share registration and custody in some emerging market countries may create certain risks of loss (including in some cases the risk of total loss) and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There is an increased risk of uninsured loss due to lost, stolen or counterfeit stock certificates or unauthorized trading, or other fraudulent activity.

Prior governmental approval of non-domestic investments may be required and foreign investment in domestic companies may be subject to limitation in some emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

The economies of certain developing countries may be dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Exchange-Traded and Closed-End Fund Risk (Macro Fund).    The risks of investment in other investment companies typically reflect the risk of the types of securities in which the other investment companies invest. Investments in exchange-traded funds (“ETFs”) and closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange.

Exchange-Traded Note Risk (Macro Fund).    The returns of exchange-traded notes (“ETNs”) are based on the performance of a specified market index minus applicable fees. The risks of ETNs include the risk of the reference index. The value of an ETN is also subject to the credit risk of the issuer. Thus, the value of an ETN may drop due to a decline in an issuer’s credit quality or a downgrade in the issuer’s credit rating, even if there is no change or an increase in the reference index. ETNs are subject to the additional risk that notes may trade at a premium or discount to their reference index. When the Fund invests in an ETN, shareholders of the Fund bear

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their proportionate share of the ETN’s fees and expenses as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted and ETNs may be delisted by the listing exchange.

Foreign Investment Risk (Macro Fund and Commodity Fund).    The risks of foreign investments may include less publicly available information, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect the Fund’s investments. Foreign investments may be less liquid and their prices more volatile than the securities of U.S. companies. In addition, the time period for settlement of transactions in certain foreign markets generally is longer than for domestic markets. Foreign investments may be denominated in currencies other than the U.S. dollar. Therefore, changes in foreign exchange rates will affect the value of the Fund’s foreign investments either beneficially or adversely. Fluctuations in foreign currency exchange rates will also affect the dollar value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, available for distribution to shareholders.

Geographic Risk (Macro Fund and Commodity Fund).    To the extent that the Fund invests a significant portion of its assets in any one country, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries in which it invests. Investing in any one country makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.

Interest Rate Risk (Macro Fund and Commodity Fund).    Normally, the values of fixed-income securities vary inversely with changes in prevailing interest rates. The value of the Fund’s securities tends to decrease when interest rates rise and tends to increase when interest rates fall. Securities with longer durations held by the Fund are generally more sensitive to interest rate changes. As such, securities with longer durations are usually more volatile than those with shorter durations. The Fund’s investment in variable rate securities will generally be less sensitive to interest rate changes, but such securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.

Inverse ETF Risk (Macro Fund).    An inverse ETF is a fund that is constructed by using various derivative instruments to profit from a decline in the underlying benchmark. Investing in these ETFs is similar to holding various short positions, or using a combination of advanced investment strategies to profit from falling prices. Short sale risk involves the risk that the inverse ETF may incur a loss by subsequently buying a security at a higher price than the price at which it previously sold the security short. Because a loss incurred by an inverse ETF on a short sale results from increases in the value of the security, such losses are theoretically unlimited, an investment in an inverse ETF could result in a loss of the entire investment in that particular ETF. To the extent the inverse ETF uses derivatives to achieve short exposure, it is subject to derivatives risk including the risk of leverage.

Leverage Risk (Macro Fund and Commodity Fund).    The Fund’s investments in derivatives (including the Swap for the Commodity Fund) or exposure to derivatives through other investment vehicles expose the Fund to leverage inherent in such instruments. Such leveraged investments can amplify the effects of market volatility on the Fund’s net asset value (i.e., relatively small market movements may result in large changes in the Fund’s net asset value) and make the Fund’s returns more volatile. At times, the Fund’s leveraged investments may cause the Fund’s investment exposure to exceed its net assets and could cause the Fund to experience substantial losses, including the risk of total loss, if the market moves against the Fund. The use of leveraged investments may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its

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obligations or to meet asset segregation requirements. The use of leveraged investments may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Liquidity Risk (Macro Fund and Commodity Fund).    Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within a time period deemed desirable by the Fund. Securities subject to liquidity risk in which the Fund may invest include emerging markets securities, private placements, Rule 144A securities, below investment grade securities and other securities without an established market. The Commodity Fund’s investment in the Swap and Underlying Vehicle securities and the Macro Fund’s investment in securities of smaller companies are also subject to liquidity risk.

Mortgage-Backed/Asset-Backed Securities Risk (Macro Fund and Commodity Fund).    The value of the Fund’s mortgage-backed or asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the market’s assessment of the quality of underlying assets. During periods of rising interest rates, property owners may prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities, which increases the duration of a security and may reduce its value. When interest rates decline, property owners may prepay their mortgages more quickly than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to similar extension and prepayment risks as those described above for mortgage-backed securities.

Mortgage-Backed To-Be-Announced (TBA) Securities Risk (Macro Fund and Commodity Fund).    To the extent the Fund purchases or sells mortgage-backed to-be-announced (TBA) securities, the Fund is subject to the risk that the counterparty may fail to consummate the transaction, which could cause the Fund to miss the opportunity to obtain a price or yield considered to be advantageous. Mortgage-backed TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. To the extent the Fund “rolls over” mortgage-backed TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.

New Fund Risk (Commodity Fund).    Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Non-Diversified Risk (Commodity Fund).    The Fund is classified as non-diversified under the 1940 Act. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings may have a significant impact on the overall performance of the Fund.

Private Placement Risk (Macro Fund and Commodity Fund).    Investments in private placements may be difficult to sell at the time and at the price desired by the Fund; companies making private placements may make less information available than publicly offered companies; and privately placed securities are more difficult to value than publicly traded securities. These factors may have a negative effect on the performance of the Fund. Securities acquired through private placements are not registered for resale in the general securities market and may be classified as illiquid.

Real Estate Risk (Macro Fund).    Exposure to real estate markets, through securities of real estate investment trusts (“REITs”) or other instruments, will be subject to risks of the specific properties or property types and by default rates of borrowers or tenants. Some REITs may have limited diversification and may be subject to risks

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inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. Distributions to shareholders attributable to dividends received from REITs generally are taxed as ordinary income for federal income tax purposes.

Regulatory Risk (Macro Fund and Commodity Fund).    Future regulatory developments could impact the Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions (for example, the so-called “Volcker Rule” prescribed by the Dodd-Frank Act) could also prevent the Fund from using certain instruments (including the Swap for the Commodity Fund).

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, sets forth a new regulatory framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. The Dodd-Frank Act grants significant new authority to the Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”) to regulate OTC derivatives and market participants. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect the Fund’s ability to pursue its investment strategies.

The Advisor is currently registered with the National Futures Association as a “commodity pool operator” and the Advisor will act as such with respect to the operation of the Fund and its Subsidiary as a result of CFTC regulations. As a result, the Advisor and the Fund are subject to dual regulation by the CFTC and the SEC. The CFTC recently adopted regulations that seek to “harmonize” CFTC regulations with overlapping SEC rules and regulations. The Advisor has availed itself of the CFTC’s substitute compliance option under the harmonization regulations with respect to the Fund by filing a notice with the National Futures Association. The Fund and the Advisor will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations. Compliance with the CFTC regulations could increase the Fund’s expenses, adversely affecting investment returns.

Securities Market Risk (Macro Fund).    The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Short Position Risk (Macro Fund and Commodity Fund).    The Fund will incur a loss as a result of a short position in a financial instrument if the price of the financial instrument increases in value between the date the

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short position is established and the date on which the Fund enters into an offsetting transaction. Short positions may be considered speculative transactions and involve special risks. The Fund’s losses are potentially unlimited in a short position transaction.

Short Sales Risk (Macro Fund).    Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, dividends or interest the Fund must pay to the lender of the security. Because a loss incurred by the Fund on a short sale results from increases in the value of the security, losses on a short sale are theoretically unlimited. In addition, the Fund may not be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time when other short sellers of the same security want to close out their positions, it is more likely that the Fund would have to close out its short position at an unfavorable price. If the Fund takes both long and short positions, there is a risk that the value of securities held long might decrease and the value of securities sold short might increase in response to activities of an individual company or general market conditions. In this case, the Fund’s potential losses could exceed those of mutual funds that hold only long positions.

Smaller Company Risk (Macro Fund).    Securities of smaller companies involve greater risk than those of larger, more established companies. This is because smaller companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be more adversely affected by poor economic or market conditions, and may be traded in low volumes, which may increase volatility and liquidity risks. From time to time, the Fund may invest in the equity securities of very small cap companies, often referred to as “micro-cap” companies. For purposes of the Fund, “micro-cap” companies are those with market capitalizations of $300 million or less at the time of the Fund’s investment. The considerations noted above are generally intensified for these investments.

Subsidiary Risk (Macro Fund and Commodity Fund).    The Subsidiary is not registered under the 1940 Act and is not subject to the investor protections of the 1940 Act. By investing in the Subsidiary, the Fund is exposed to the risks associated with the Subsidiary’s investments. In addition, the Commodity Fund has agreed to guarantee the obligations of the Commodity Fund Subsidiary to the Swap counterparty. As described in Tax Risk below, the Fund has applied for a private letter ruling from the IRS with respect to income derived from its investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and could adversely affect the Fund.

Swap Risk (Macro Fund and Commodity Fund).    Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money.

The Commodity Fund currently invests through the Commodity Fund Subsidiary in the Swap. The Commodity Fund’s investment in the Swap is subject to Leverage Risk as described above because the notional amount of the Swap and/or the aggregate notional allocations to the CTAs included in the Index may exceed the net assets of the Commodity Fund. The Commodity Fund’s returns are reduced or its losses increased by the costs associated with the Swap, which are the fees deducted by the counterparty in the calculation of the Index. The costs associated with the Swap, which may be significant, will vary depending on the notional allocations to the CTAs included in the Index and the performance of the CTA trading strategies and are separate from and in addition to the Commodity Fund’s operating expenses shown in the Annual Fund Operating Expenses table. In addition, there is the risk that the Swap may be terminated by the Commodity Fund or the counterparty in accordance with its terms or as a result of regulatory changes as described in Regulatory Risk above. If the Swap were to

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terminate, the Commodity Fund may be unable to implement its investment strategies with respect to commodities investments and the Commodity Fund may not be able to seek to achieve its investment objective.

Tax Risk (Macro Fund and Commodity Fund).    In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income (“qualifying income”). The Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments including, without limitation, investments in certain commodity-linked derivatives, since income from commodity-linked derivatives may not constitute qualifying income to the Fund. Receipt of such income could cause the Fund to fail to qualify as a regulated investment company and be subject to U.S. federal income tax on its taxable income at corporate rates. The Fund has applied for a private letter ruling from the IRS confirming that income derived from the Fund’s investment in the Subsidiary will constitute qualifying income to the Fund. The IRS has currently suspended the issuance of such private letter rulings. There can be no assurance that the IRS will grant the private letter ruling requested by the Fund. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS. The tax treatment of commodity-linked derivatives and income from the Subsidiary also may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

The Commodity Fund currently is relying on advice of tax counsel with respect to the tax treatment of income from the Commodity Fund Subsidiary. If the IRS does not grant the private letter ruling request, there is a risk that the IRS could assert that income derived from the Commodity Fund’s investment in the Commodity Fund Subsidiary does not constitute qualifying income to the Commodity Fund, in which case, the Commodity Fund could fail to qualify as a regulated investment company and could be subject to federal income tax at the fund level. Should the IRS take action that adversely affects the tax treatment of income derived from the Commodity Fund’s investment in the Commodity Fund Subsidiary, the Commodity Fund could be limited in its ability to implement its current investment strategies and the Commodity Fund may need to significantly change its investment strategies, which could adversely affect the Commodity Fund.

Underlying Vehicle Risk (Commodity Fund).    The Underlying Vehicles in which the Fund may invest are subject to specific risks, depending on the strategy and investment techniques employed by the CTA. These risks, as described herein, include Aggressive Investment Technique Risk, Commodities Market Risk, Commodity Risk, Derivatives Risk and Leverage Risk and may also include Currency Risk, Emerging Markets Risk, Foreign Investment Risk, Liquidity Risk, Short Position Risk and Swap Risk. By investing in the Fund, shareholders of the Fund will indirectly bear the fees and expenses of any Underlying Vehicles, including fees paid to the CTAs, in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Vehicles and may be higher than other mutual funds that invest directly in the types of derivatives held by the Underlying Vehicles. CTAs will charge fees for the services they provide to the Underlying Vehicles. These fees may be fixed and/or performance-based. Fees charged by the CTAs typically are based on the leveraged account size and not the actual cash invested in the Underlying Vehicle. Fixed fees may range from 1% to 3% of the leveraged account size. To the extent the aggregate leveraged account sizes of the Underlying Vehicles exceed the net assets of the Fund, the fixed fees of the CTAs would exceed 3% as a percentage of the Fund’s net assets. Performance-based fees may range from 15% to 30% of each Underlying Vehicle’s returns and are computed for each Underlying Vehicle without regard to the performance of the Fund or other Underlying Vehicles. Accordingly, the Fund may pay a performance fee to a CTA with positive investment performance, even if the Fund’s overall returns are flat or negative.

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MANAGEMENT OF THE FUNDS

Trustees, Officers and Advisor.    The Board of Trustees of the William Blair Funds (the “Trust”) has overall management responsibility. The duties of the trustees and officers of the Trust include overseeing the business affairs of the Trust, monitoring investment activities and practices and considering and acting upon future plans for the Trust. The Statement of Additional Information has the names of and additional information about the trustees and officers of the Trust. Subject to the oversight of the Board of Trustees, the Advisor, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606, is responsible for providing investment advisory and management services to each Fund, including making decisions regarding Fund portfolio transactions. The Advisor is also the principal underwriter and distributor of the Trust and acts as agent of the Trust in the sale of its shares (the “Distributor”). William Blair & Company, L.L.C. was founded over 75 years ago by William McCormick Blair. As of June 30, 2013, the firm has over 1,200 employees, including approximately 174 partners.

The Investment Management Department oversees the assets of the Trust, along with corporate pension plans, endowments and foundations and individual accounts. As of June 30, 2013, the department managed over $52 billion in equities, fixed-income securities and cash equivalents.

The Advisor firmly believes that clients are best served when portfolio managers are encouraged to draw on their experience and develop new ideas. This philosophy has helped build a hard-working, results-oriented team of 49 portfolio managers, supported by a team of analysts. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940.

For the fiscal year ended October 31, 2012, each Fund was contractually obligated to pay the Advisor an investment management fee based upon the percentage of the Fund’s average daily net assets as shown below:

Fund	Fee as a % of Average Daily Net Assets
Macro Fund	0.80%
Commodity Fund	1.40%

The Advisor has entered into a contractual agreement with each Fund to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to the levels reflected in the table below until October 31, 2014. The agreement terminates upon the earlier of October 31, 2014 or the termination of the investment advisory agreement.

Fund	Class N	Class I	Institutional Class
Macro Fund	1.35%	1.10%	0.95%
Commodity Fund	1.95%	1.70%	1.55%

Because of the expense limitation agreement, each Fund may pay the Advisor less than the contractual management fee. For the Commodity Fund and the Macro Fund, the Advisor is entitled for a period of three years subsequent to each Fund’s Commencement of Operations to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio is below the operating expense limitation.

Board Considerations of Investment Management Agreement.    The Semi-Annual Report for the period ending April 30, 2013 contains a discussion regarding the factors the Board of Trustees considered for the renewal of the Investment Management Agreement for each Fund.

Portfolio Management.    Additional information is provided below on each Fund’s portfolio managers. The Statement of Additional Information provides additional information about the portfolio managers including the structure of their compensation, other accounts they manage and their ownership of securities in the Fund.

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The Macro Fund is co-managed by Brian D. Singer and Thomas Clarke. Messrs. Singer and Clarke are responsible for investment strategy, asset and currency allocation, and portfolio construction.

Brian D. Singer, a Partner with William Blair & Company, L.L.C., has co-managed the Macro Fund since its inception in 2011. He joined the firm in 2011. Prior to joining William Blair, he was a Managing Partner and Head of Investment Strategies at Singer Partners, LLC from 2009 to 2011. Prior to that, he was the head of UBS Global Investment Solutions Group and Americas’ Chief Investment Officer, UBS Global Asset Management (Americas) Inc., from 2003 to 2007. He serves on the Exeter College at Oxford University Endowment Investment Committee and is the chairman of the Milton Friedman inspired organization “Free To Choose Network.” He has the Chartered Financial Analyst designation and is a member of the CFA Institute. Education: B.A., Economics, Northwestern University; M.B.A., University of Chicago.

Thomas Clarke, an Associate with William Blair & Company, L.L.C., has co-managed the Macro Fund since its inception in 2011. He joined the firm in 2011. Prior to joining William Blair, he was a Managing Partner at Singer Partners, LLC from 2009 to 2011. Prior to that, he was with UBS Global Asset Management (Americas) Inc. from 2000 to 2009. During his time at UBS Global Asset Management (Americas) Inc., he served as the head of currency analysis and strategy for UBS Global Investment Solutions Group from 2000 to 2009. Education: BSc, University of Manchester (UK).

The Commodity Fund is co-managed by John Abunassar, Peter Carl, D. Trowbridge Elliman III, Jason Moede, Christopher Walvoord and Brian Ziv. Messrs. Abunassar, Carl, Elliman, Moede, Walvoord and Ziv are responsible for investment strategy, manager research, asset allocation, and portfolio construction. The Commodity Fund’s fixed-income investments are selected by members of the Advisor’s fixed-income group.

John Abunassar, an Associate with William Blair & Company, L.L.C., has co-managed the Commodity Fund since its inception in 2012. He joined the firm in 2011. Prior to joining the firm, he was a principal of Guidance Capital LLC and a member of its investment committee. Prior to joining Guidance Capital in November 2009, he was President and CEO of Allegiant Asset Management and was also President and CEO of the Allegiant Funds. Prior to joining Allegiant, Mr. Abunassar spent 11 years with Banc One Investment Advisors, where he was senior managing director of institutional asset management, a member of the Board of Directors, and a member of the investment management policy committee. Earlier in his career, Mr. Abunassar was an investment consultant with The Capital Control Group. He began his career as a pension consultant at Hewitt Associates. Education: B.A., Lake Forest College; M.B.A., Keller Graduate School of Management.

Peter Carl, an Associate with William Blair & Company, L.L.C., has co-managed the Commodity Fund since its inception in 2012. He joined the firm in 2011. Prior to joining the firm, Mr. Carl was a portfolio manager responsible for hedge fund manager research at Guidance Capital LLC and a member of its investment committee. Prior to joining Guidance Capital in August 2006, Mr. Carl was Chief Operating Officer of Explorer Fund Advisors, where he developed and launched a quantitative global macro hedge fund. While at Explorer, he was responsible for portfolio and risk management, and infrastructure development. Before starting at Explorer in 2002, Mr. Carl was an Executive Director at Union Bank of Switzerland (“UBS”), where he developed risk management services for hedge funds. While at UBS he also managed an exclusive relationship with Prediction Company, an independent research and development firm, to create an equity market-neutral proprietary trading business. Prior to joining UBS, Mr. Carl worked for O’Connor and Associates, a boutique options-trading firm, from 1986 to 1992. Education: B.S., Northwestern University; M.B.A., University of Chicago.

D. Trowbridge Elliman III, an Associate with William Blair & Company, L.L.C., has co-managed the Commodity Fund since its inception in 2012. He joined the firm in 2011. Prior to joining the firm, Mr. Elliman was a co-founder, principal and portfolio manager responsible for hedge fund manager research at Guidance Capital LLC and a member of its investment committee. Prior to the formation of Guidance Capital in July 2001, he was a Senior Vice President and Financial Advisor with Morgan Stanley. At Morgan Stanley he worked with several major financial institutions developing and marketing alternative investment products. He also worked

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closely with Oxford Advisors Ltd. in developing and marketing a family of offshore hedge fund products, including the Oxford Strategic Income Fund and the Oxford Strategic Market Neutral Fund. Mr. Elliman has been in the investment management industry since 1980. Education: B.A., Hampshire College.

Jason Moede, an Associate with William Blair & Company, L.L.C., has co-managed the Commodity Fund since 2013. He joined the firm in 2011. Prior to joining the firm, Mr. Moede was a portfolio manager and quantitative strategist with TradeLink, LLC where he managed both proprietary and hedge fund portfolios in the systematic futures space. Prior to joining TradeLink, he co-founded and acted as Managing Director of Constellation Investment Group, LLC (a JV partner of TradeLink). At Constellation, he was responsible for the research, development, and management of the company’s equity market neutral hedge fund. Before launching Constellation in June 2003, Mr. Moede was a Director at BCG ValueScience, a subsidiary of the Boston Consulting Group, which focused on shareholder value creation and management strategies for Fortune 500 companies. Prior to joining BCG ValueScience in May 2000, he served as Business Development Manager at a subsidiary of Bechtel Enterprises from March 1997 to May 2000 and was an economist at Skadden, Arps, Slate, Meagher & Flom from September 1994 to March 1997. Mr. Moede has been in the investment industry since 1994. Education: B.A., Carleton College.

Christopher Walvoord, an Associate with William Blair & Company, L.L.C., has co-managed the Commodity Fund since its inception in 2012. He joined the firm in 2011. Prior to joining the firm, Mr. Walvoord was a principal and portfolio manager responsible for hedge fund manager research at Guidance Capital LLC and a member of its investment committee. Prior to joining Guidance Capital in August 2002, he was Director of Hedge Fund Investments at The Northern Trust Company. At Northern Trust, Mr. Walvoord oversaw all aspects of the investment process for the firm’s fund of hedge funds program. Prior to joining Northern Trust in August 1996, Mr. Walvoord was an associate in John Nuveen and Company’s Capital Markets Group, where he modeled municipal derivative transactions for investment banking clients. Education: B.S., University of Illinois; M.S., University of California Berkeley; M.B.A., University of Chicago.

Brian Ziv, an Associate with William Blair & Company, L.L.C., has co-managed the Commodity Fund since its inception in 2012. He joined the firm in 2011. Prior to joining the firm, Mr. Ziv was a co-founder, principal and portfolio manager responsible for hedge fund manager research at Guidance Capital LLC and a member of its investment committee. Prior to the formation of Guidance Capital in July 2001, he was Chief Investment Officer of Graystone Wealth Management Services, a division of Morgan Stanley. He has continuous investment experience dating back to 1980. Mr. Ziv has published articles on a wide range of investment topics, including portfolio strategy, use of hedge funds and investment manager selection. Prior to joining Graystone in 1994, he founded and managed Ziv Asset Management, a value-oriented equity management firm. The firm also provided a range of specialized investment services to several national investment firms. He has the Chartered Financial Analyst designation and is a member of the CFA Society of Chicago and the CFA Institute. Education: B.A., Princeton University.

Custodian.    The Custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian is responsible for custody of portfolio securities, fund accounting and the calculation of each Fund’s net asset value. State Street Bank and Trust Company may serve as the Custodian for Individual Retirement Accounts (“IRAs”).

Transfer Agent and Dividend Paying Agent.    The Transfer Agent and Dividend Paying Agent is Boston Financial Data Services, Inc. (“BFDS”), 2000 Crown Colony Drive, Quincy, MA 02169.

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YOUR ACCOUNT

CLASS N SHARES

The Class N shares offered herein are offered only to investors who acquire the shares directly through the Distributor or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to sell Class N shares.

Minimum Investments.    To open an account, the minimum initial investment for regular accounts or Individual Retirement Accounts (“IRAs”) is $2,500. To add to an account, the subsequent minimum investment is generally $1,000. The Funds may accept smaller amounts under a group payroll deduction or similar plan. Investors investing through certain tax-qualified retirement plans and wrap fee programs may be subject to different, lower or no minimums. The minimum investment amounts may be changed at any time and may be waived for trustees, principals, officers or employees of the Trust or the Advisor. For omnibus accounts that meet the minimum investment requirement, the Trust does not impose any minimum investment amounts for sub-accounts, although the firm holding the omnibus account may impose its own minimum investment requirements.

CLASS I SHARES

Class I shares are available for purchase exclusively by the following categories of investors:

•	institutional investors (such as qualified retirement plans, wrap fee plans and other programs charging asset-based fees);

•	advisory clients of William Blair & Company, L.L.C. with a fee-based asset management account with William Blair & Company, L.L.C.;

•	tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of the Advisor and its affiliates and rollover accounts from those plans;

•	investment companies managed by the Advisor that invest primarily in other investment companies; and

•	employees of the Advisor and their family purchasing directly from the Distributor.

Minimum Investments.    The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply.

INSTITUTIONAL CLASS SHARES

The Institutional Class shares are designed for institutional investors, including, but not limited to, employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Institutional Class shares’ high minimum investment requirement. Each account must separately meet the minimum investment requirement. Institutional Class shares are not subject to a Rule 12b-1 fee or shareholder administration fee.

Minimum Investments.    The minimum initial investment is $5 million. There is no minimum for subsequent purchases. The Distributor reserves the right to offer Institutional Class shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. The Distributor may also waive the

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minimum initial investment of $5 million for investors who enter into a letter of intent with the Funds or the Distributor. Certain exceptions to the minimum initial amount may apply. The initial investment must be accompanied by the Account Application and corporate resolutions, if applicable. The Trust does not impose any sales charges in connection with purchases of Institutional Class shares, although service agents and other institutions may charge their clients a fee in connection with purchases for the accounts of their clients.

ADDITIONAL INFORMATION FOR CLASS N AND CLASS I SHARES

Distribution Agreement.    The Trust has adopted a plan under Rule 12b-1 of the 1940 Act, that provides for a fee at the annual rate of 0.25% of each Fund’s average daily net assets attributable to Class N shares to compensate the Distributor for distribution and other services provided to shareholders of Class N. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class N shares and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charge permitted by FINRA.

Shareholder Administration Agreements.    The Funds have entered into Shareholder Administration Agreements with the Advisor that provide for a fee at the annual rate of 0.15% of the average daily net assets of the Fund’s Class N shares and Class I shares to compensate the Advisor for shareholder administration services provided to each Fund in connection with Class N shares and Class I shares.

Class N and Class I shares of the Funds may reimburse the Advisor for fees paid on a Fund’s behalf to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus, or other group accounts or 401(k) plans. These fees may be platform access fees, fees based on the number of subaccounts serviced or fees based on average net assets held in the Funds for Class N and Class I shares.

The Distributor, out of its own resources and without additional cost to the Funds or their shareholders, provides additional cash payments to certain intermediaries (“revenue sharing”). Such revenue sharing payments are in addition to distribution fees, fees paid pursuant to the Shareholder Administration Agreements or fees paid for sub-administration, sub-transfer agency or other services by the Funds for Class N and Class I shares. The Distributor may pay firms for administrative, sub-accounting, or shareholder processing services and/or for providing Class N shares or Class I shares of the Funds with “shelf space” or access to a third party platform, inclusion of Class N shares or Class I shares of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other sales programs, allowing the Distributor access to an intermediary’s conferences and meetings and other forms of marketing support. The level of revenue sharing payments made may be a fixed fee or based on one or more of the following factors: current assets and/or number of accounts for Class N or Class I shares attributable to the intermediary or fund type or other measure agreed to by the Distributor and the intermediary. The amount of revenue sharing payments is different for different intermediaries.

The Distributor currently makes revenue sharing payments in amounts that range from 0.10% to 0.35% of the assets of the Funds’ Class N and Class I shares serviced and maintained by the intermediary. These amounts are subject to change. Receipt of, or the prospect of receiving, this compensation may influence the intermediary’s recommendation of the Funds or availability of the Funds through the intermediary. Further information on payments to third parties is included in the Statement of Additional Information.

HOW TO BUY SHARES (By Mail, by Wire or by Telephone)

Purchase Price.    The Funds are sold at their public offering price, which is the net asset value per share that is next computed after receipt of your order in proper form by the Distributor, the Transfer Agent or a designated agent thereof. (For more information, see “Determination of Net Asset Value.”) If you fail to pay for your order, you will be liable for any loss to a Fund and, if you are a current shareholder, the Fund may redeem some or all of your shares to cover such loss.

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Note:    All purchases made by check should be in U.S. dollars and made payable to William Blair Funds, or in the case of a retirement account, the custodian or trustee of such account. Third party checks generally will not be accepted. When purchases are made by check or periodic account investment, a Fund may delay sending redemption proceeds until it determines that collected funds have been received for the purchase of such shares, which may be up to 15 calendar days.

Purchase in Kind.    You may, subject to the approval of a Fund, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment process, goal and philosophy) and that have values that are readily ascertainable in accordance with the Fund’s valuation policies. Call the Funds at 1-800-742-7272 if you would like to purchase shares of a Fund with other securities. Such purchases may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to a Fund.

Right to Reject Your Purchase Order.    The Trust is required to obtain, verify and record certain information regarding the identity of shareholders. When opening a new account, the Trust will ask for your name, address, taxpayer identification number, date of birth and other information that identifies you. You may also be asked to show identifying documents. Applications without this information may not be accepted and orders may not be processed. The Trust reserves the right to place limits on transactions in any account until the identity of the investor is verified; refuse an investment in the Funds or involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Trust and its agents will not be responsible for any loss resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

The Trust is required to comply with various federal anti-money laundering laws and regulations. As a result, the Trust may be required to “freeze” a shareholder account if the shareholder appears to be involved in suspicious activity or if account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or account proceeds to a government agency. The Trust may also be required to reject a purchase payment, block an investor’s account and consequently refuse to implement requests for transfers, withdrawals, surrenders or death benefits.

Short-Term and Excessive Trading.    The Trust and the Funds are designed for long-term investors. The Funds discourage and do not accommodate short-term or excessive trading. Such trading may present risks to other shareholders in the Funds, including disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact a Fund’s net asset value and result in dilution to long-term shareholders. Short-term and excessive trading in Fund shares can also negatively impact a Fund’s long-term performance by requiring the Fund to maintain more assets in cash or to liquidate holdings at a disadvantageous time. These risks may be more pronounced for the Macro Fund because of its investment in securities that are susceptible to pricing arbitrage (e.g., international securities, emerging markets securities and small cap securities).

In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures that seek to deter short-term and excessive trading and to detect such trading activity at levels that may be detrimental to the Funds. Each Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor for any reason, including excessive, short-term or other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance. Each Fund also reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

In making the determination to exercise these rights, the Funds may consider an investor’s trading history in the Funds and accounts under common ownership or control. The Funds seek to employ reasonable measures to detect short-term and excessive trading at levels that may be detrimental to the Funds. Accordingly, the Advisor uses certain materiality and volume thresholds to detect short-term or excessive trading, but otherwise seeks to apply the policies uniformly to all shareholders, as described in more detail below.

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Some Fund shares are held through omnibus account arrangements, whereby a broker-dealer, investment adviser, retirement plan sponsor or other financial intermediary maintains an omnibus account with the Fund for trading on behalf of its customers. For such accounts, the Advisor generally seeks to monitor trading activity at the omnibus level in an attempt to identify disruptive trades using certain thresholds. However, shareholders seeking to engage in short-term or excessive trading may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent short-term or excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. Also, the ability of the Funds and their agents to detect and curtail short-term and excessive trading practices may be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect short-term or excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements.

Under agreements that the Funds have entered into with intermediaries, the Funds may request transaction information from intermediaries at any time to determine whether there has been short-term trading by the intermediaries’ customers. The Funds will request that the intermediary provide individual account level detail (or participant level detail in the case of retirement plans) to the Fund at its request. If short-term trading is detected at the individual account or participant level, the Funds will request that the intermediary a) continue to monitor the individual or participant, b) issue the individual or participant a warning, or c) ban the individual or participant from making further purchases of Fund shares. An intermediary may apply its own short-term trading policies and procedures, which may be more or less restrictive than the Funds’ policies and procedures. There is no assurance that the Funds’ policies will be effective in limiting and deterring short-term and excessive trading in all circumstances.

By Mail

Opening an Account—Class N shares and Class I shares.    To open a new account for Class N shares or Class I shares of a Fund by mail, make out a check for the amount of your investment, payable to “William Blair Funds.” Complete the account application included with this Prospectus and mail the completed application and the check to the Transfer Agent, Boston Financial Data Services, Inc., P.O. Box 8506, Boston, Massachusetts 02266-8506.

Adding to an Account—Class N shares and Class I shares.    To purchase additional Class N shares or Class I shares, make out a check for the amount of your investment, payable to “William Blair Funds” and mail the check, together with a letter that specifies the Fund name, the account number and name(s) in which the account is registered to Boston Financial Data Services, Inc., P.O. Box 8506, Boston, Massachusetts 02266-8506.

Opening or Adding to an Account—Institutional Class shares.    Opening a new account or adding to an account for Institutional Class shares may only be done by wire. See “By Wire” below.

By Wire

Opening an Account—Class N shares and Class I shares.    First, call BFDS at 1-800-635-2886 (in Massachusetts, 1-800-635-2840) for an account number. Then instruct your bank to wire federal funds to:

State Street Bank and Trust Co.

ABA # 011000028

DDA # 99029340

Attn: Custody & Shareholder Services

225 Franklin Street

Boston, Massachusetts 02110

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Include the name of the Fund in which you are investing, your assigned account number and the name(s) in which the account is registered. Finally, complete the account application, indicate the account number assigned to you by BFDS and mail it to William Blair Funds, 222 West Adams Street, Chicago, Illinois 60606.

Adding to an Account—Class N shares and Class I shares.    To add to your account by wire, instruct your bank to wire federal funds to:

State Street Bank and Trust Co.

ABA # 011000028

DDA # 99029340

Attn: Custody & Shareholder Services

225 Franklin Street

Boston, Massachusetts 02110

In your request, specify the name of the Fund in which you are investing, your account number, and the name(s) in which the account is registered. To add to an existing account by wire transfer of funds, you must have selected this option on your account application.

Opening or Adding to an Account—Institutional Class shares.    First, call the Distributor at 1-800-742-7272 for an account number. Then instruct your bank to wire federal funds to:

State Street Bank and Trust Co.

ABA # 011000028

DDA # 99029340

Attn: Custody & Shareholder Services

225 Franklin Street

Boston, Massachusetts 02110

Include the name of the Fund in which you are investing, your assigned account number and the name(s) in which the account is registered. Finally, complete the account application, indicate the account number assigned to you by the Distributor and mail it to the Distributor, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606.

By Telephone

Opening an Account.    See “By Wire.”

Adding to an Account.    Call BFDS at 1-800-635-2886 (in Massachusetts, 1-800-635-2840). You may then pay for your new shares by wire or by mail, except for Institutional Class shares which may only be paid for by wire. To add to an existing account by telephone, you must have selected this option on your account application.

HOW TO SELL SHARES (By Mail, by Wire or by Telephone)

You can arrange to take money out of your account by selling (“redeeming”) some or all of your shares. You may give instructions to redeem your shares by mail, by wire or by telephone, as described below.

By Mail

To redeem Class N shares, Class I shares or Institutional Class shares by mail, send a written redemption request signed by all account owners to Boston Financial Data Services, Inc., P. O. Box 8506, Boston, Massachusetts 02266-8506.

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Written redemption requests must include:

—	a letter that contains your name, your assigned account number, the Fund’s name and the dollar amount or number of shares to be redeemed; and

—	any other necessary documents, such as an inheritance tax consent or evidence of authority (for example, letters testamentary), dated not more than 60 days prior to receipt thereof by BFDS or the Distributor.

By Wire

To redeem some or all of your shares by wire, you may contact BFDS, by mail or telephone, as explained herein. To redeem by wire, you must have elected this option on your account application and attached to the application, for Class N shares and Class I shares, a voided, unsigned check or deposit slip for your bank account, and for Institutional Class shares, a corporate resolution authorizing those able to act on your behalf.

By Telephone

To redeem shares by telephone, you must have elected this option on your account application.    Contact BFDS at 1-800-635-2886 (in Massachusetts, 1-800-635-2840).

Note:    Telephone redemption requests should NOT be directed to the Trust or to the Distributor.

Signature Guarantees.    A signature guarantee may be required to redeem Class N shares and Class I shares in certain instances. A signature guarantee is not required for redemptions of Institutional Class shares. Signature guarantees must be obtained from a bank that is a member of the FDIC, from a brokerage firm that is a member of FINRA or an exchange, or from an eligible guarantor who is a member of, or a participant in, a signature guarantee program. Your redemption request with respect to Class N shares or Class I shares must include a signature guarantee if any of the following situations apply:

—	You wish to redeem shares having a value of $75,000 or more in a single transaction;

—	Your account registration has changed; or

—	You want a check in the amount of your redemption to be mailed to a different address from the one on your account application (address of record).

Signature guarantees, if required, must appear on the written redemption request and on any endorsed stock certificate or stock power.

Redemption Price.    The redemption price is the net asset value next calculated after receipt of your redemption request in proper order by the Distributor, Transfer Agent or a designated agent thereof. The redemption price that you receive for your shares may be more or less than the amount that you originally paid for them.

Payment for Redeemed Shares.    Payment normally will be mailed to you at the address of record for your account by the third business day after receipt by BFDS of a redemption request and any other required documentation and after any checks in payment for your shares have cleared.

Delayed Proceeds.    The Trust reserves the right to delay delivery of your redemption proceeds—up to seven days—or to honor certain redemptions with securities, rather than cash, as described in the next section.

Redemptions In Kind.    If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the net asset value for the Funds’ shares. Shareholders receiving

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securities or other financial assets may realize a gain or loss for federal income tax purposes as a result of the redemption, and will incur any costs of sale, as well as the associated inconveniences. Notwithstanding the above, each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90-day period for any one shareholder of record.

Automatic Redemptions.    The Trust reserves the right to redeem your shares in any account that, following a redemption, is below a specified minimum amount. Currently, the minimum for Class N shares is $2,500 per account for regular accounts and IRAs, for Class I shares is $500,000 per account for regular accounts and IRAs, and for Institutional Class shares is $5 million, unless the reduction in value is due solely to market depreciation. Before the redemption is processed, you will be notified that the value of your account has fallen below the minimum and allowed to make an additional investment.

HOW TO EXCHANGE SHARES (By Mail or by Telephone)

Subject to the following limitations, you may exchange Class N shares or Class I shares of a Fund for the same class of shares of another Fund at their relative net asset values so long as the shares to be acquired are available for sale in your state of residence. Class I shares of a Fund may also be exchanged for Class N shares of the William Blair Ready Reserves Fund. This exchange option is not applicable to Institutional Class shares. Exchanges into a closed Fund are precluded unless the shareholder already has an open account in that Fund. Exchanges will be effected by redeeming your shares and purchasing shares of the other Fund or Funds requested. Shares of a Fund with a value in excess of $1 million acquired by exchange from another Fund may not be exchanged thereafter until they have been owned for 15 days (the “15 Day Hold Policy”). Each Fund reserves the right to reject any exchange order for any reason, including excessive, short-term (market timing) or other abusive trading practices that may disrupt portfolio management. Exchanges will result in the recognition for federal income tax purposes of gain or loss on the shares exchanged. You should obtain and carefully read the prospectus of the Fund you want to exchange into prior to making an exchange. You may obtain a prospectus by calling 1-800-635-2886 or by going to the Trust’s website at williamblairfunds.com.

By Mail

You may request an exchange of your shares by writing a letter that specifies the Fund name, the account number and the name(s) in which the account is registered, to William Blair Funds, Attention: Exchange Department, P.O. Box 8506, Boston, Massachusetts 02266-8506.

By Telephone

You may also exchange your shares by telephone by completing the appropriate section on your account application. Once your telephone authorization is on file, BFDS will honor your requests to exchange shares by telephone at 1-800-635-2886 (in Massachusetts, 1-800-635-2840).

Neither the Trust nor BFDS will be liable for any loss, expense or cost arising out of any telephone request pursuant to the telephone exchange privilege, including any fraudulent or unauthorized request, and you will bear the risk of loss, so long as the Trust or BFDS reasonably believes, based upon reasonable verification procedures, that the telephonic instructions are genuine. The verification procedures include (1) recording instructions, (2) requiring certain identifying information before acting upon instructions and (3) sending written confirmations.

DIVIDENDS AND DISTRIBUTIONS

Income Dividends.    The Funds may earn dividends from stocks and interest from bond, money market and other investments, as well as net short-term capital gains from sales of securities, all of which are passed through to shareholders as income dividends as long as expenses do not exceed income.

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Capital Gain Distributions.    The Funds may realize capital gains whenever it sells securities for a higher price than it paid for them, which then will generally be passed through to shareholders as capital gain distributions to the extent that a Fund’s net long-term capital gains exceed the sum of its net short-term capital losses for such year and any capital loss carryovers available from prior years.

As a shareholder, you are entitled to your portion of a Fund’s net income and gains on its investments. Each Fund passes its earnings along to you as dividends and distributions. Each Fund’s policy is to distribute substantially all net investment income, if any, and all realized net capital gain, if any. All distributions of income and capital gain and any return of capital have the effect of immediately thereafter decreasing net asset value per share. Income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value on the reinvestment date, unless you specifically request otherwise (see “Shareholder Services and Account Policies—Dividend Options”). Cash payments are made by the Dividend Paying Agent shortly following the reinvestment date.

When Dividends are Paid.    All income dividends, if any, and capital gain distributions, if any, generally will be paid annually in December and/or January. A Fund may vary these dividend practices at any time. Income dividends and any capital gain distributions made by a Fund will vary from year to year. Dividends and distributions may be subject to withholding, as required by the Internal Revenue Service (see “Your Account—Federal Income Taxes”).

FEDERAL INCOME TAXES

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account, the federal income tax implications of your investment in a Fund include the following:

Taxes on Distributions.    Each Fund’s distributions from current and accumulated earnings and profits are subject to federal income tax and may also be subject to state or local taxes. Distributions may be taxable at different tax rates depending upon the type of security and the length of time the Fund holds the security generating the income or gain that is distributed. Your distributions are generally taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid before the following February 1 are treated as having been paid on December 31 of the calendar year declared for federal income tax purposes. After the close of each calendar year, the Funds will inform you of the amount and nature of distributions paid.

Under the federal income tax laws, net investment income, including interest and dividends (other than “qualified dividend income”), and net short-term capital gains are taxed as ordinary income. Distributions of qualified dividend income will generally be taxed to individuals and other non-corporate shareholders at rates applicable to long-term capital gains, provided the Fund and the shareholder each satisfy certain holding period and other requirements. Net capital gain distributions are taxed at long-term capital gain rates regardless of how long you have held your shares. For the Macro Fund, a portion of the Fund’s dividends may be eligible for treatment as “qualified dividend income.” The Commodity Fund’s dividends are not expected to be eligible for treatment as “qualified dividend income.”

Taxes on Transactions.    Redemptions of Fund shares and exchanges for shares of other William Blair Funds are generally treated as a sale of such shares subject to federal income taxation and possibly state and local taxation. If the shares are held as a capital asset, then you will recognize, subject to the discussion below, a capital gain or loss measured by the difference between your basis in your shares and the price that you receive when you sell (or exchange) such shares. The capital gain or loss upon a sale, exchange or redemption of Fund shares will generally be a short-term capital gain or loss if such shares were held for one year or less, and will be a long-term capital gain or loss if such shares were held for more than one year. Long-term capital gains are

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generally taxable to individuals and other non-corporate shareholders at a maximum federal income tax rate of 15%, or for certain high income individuals, 20%. Any loss recognized on the redemption of shares held six months or less, however, will be treated as a long-term capital loss to the extent you have received any long-term capital gain dividends on such shares. If you realize a loss on the redemption or exchange of Fund shares and acquire within 30 days before or after such redemption or exchange shares of the same Fund (including through reinvestment of dividends) or substantially identical stock or securities, the two transactions may be subject to the “wash sale” rules of the Internal Revenue Code of 1986, as amended (the “Code”), resulting in a postponement of the recognition of such loss for federal income tax purposes. Capital losses may be subject to limitations on their use by a shareholder.

Effect of Foreign Taxes.    Investment income received from sources within foreign countries may be subject to foreign income taxes, which generally will reduce a Fund’s distributions. However, the United States has entered into tax treaties with many foreign countries that entitle certain investors to a reduced rate of tax or to certain exemptions from tax. Accordingly, each Fund will attempt to operate so as to qualify for such reduced tax rates or tax exemptions whenever practicable.

“Buying a Dividend.”    If you buy shares before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, which may be subject to federal income tax as described above. In addition, a Fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when a Fund has a negative return. See “Your Account—Dividends and Distributions” for payment schedules, and call the Distributor if you have further questions.

Tax Withholding.    The Funds may be required to withhold U.S. federal income tax at a rate of 28% on all distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications or who have been notified (or when the Fund is notified) by the IRS that they are subject to backup withholding.

Investment in the Subsidiary.    Each Fund intends to qualify and be treated each year as a “regulated investment company” (“RIC”) under the Code, such that the Fund will not be subject to federal income tax on income and capital gains distributed to shareholders. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Code, a fund must, among other things, derive at least 90% of its gross income from certain specified sources (such income, “qualifying income”). Income from direct investments in commodities and certain commodity-linked derivatives is not qualifying income. Thus, a Fund’s ability to pursue its investment strategy and achieve its investment objectives may be limited by its intention to qualify as a RIC. The Commodity Fund’s investments in Underlying Vehicles and any direct investments by the Commodity Fund and the Macro Fund in commodity-linked derivative instruments will be made through the Commodity Fund Subsidiary and the Macro Fund Subsidiary, respectively. The Funds have applied for a private letter ruling from the IRS confirming that income derived from their investment in their respective Subsidiaries will constitute qualifying income to the Fund. However, the IRS has currently suspended the issuance of such private letter rulings. There can be no assurance that the IRS will grant the private letter ruling requested by the Funds. The Commodity Fund currently is relying on advice of tax counsel with respect to the tax treatment of income from the Commodity Fund Subsidiary.

Another requirement for qualifying for the special tax treatment accorded RICs and their shareholders under the Code is that a fund must satisfy certain diversification requirements, including the requirement that not more than 25% of the value of the fund’s total assets may be invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. Therefore, so long as the Funds are subject to this limit, each Fund may not invest more than 25% of the value of its total assets in its respective Subsidiary. If a Fund were to fail to meet the income or diversification test described above, a Fund could in some cases cure

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such failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, its taxable income and gains would be subject to tax at the fund level, and distributions from its earnings and profits would be taxable to shareholders as dividend income.

The foregoing is only intended as a brief summary of certain federal income tax issues relating to investment in a Fund by shareholders subject to federal income tax. Shareholders should consult their tax advisor about the application of the provisions of the tax laws, including state and local tax laws, in light of their particular situation before investing in the Fund.

For a more detailed discussion of federal income taxes, see the Statement of Additional Information.

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SHAREHOLDER SERVICES AND ACCOUNT POLICIES

The Funds provide a variety of services to help you manage your account.

Automatic Sweep Program.    For holders of Class N and Class I shares, you can purchase shares of the William Blair Ready Reserves Fund through an automatic sweep program if you establish a brokerage account with the Distributor, provided that you meet the current minimum brokerage account size requirements. The automatic sweep program helps you to make convenient, efficient use of free credit balances in your William Blair brokerage account. The rules of the automatic sweep program are set forth in your William Blair brokerage account agreement.

Dividend Options.    You may choose to have your distributions reinvested in additional shares automatically or paid in cash by making the appropriate election on your account application. You may change your election at any time by providing written notice to BFDS. Dividends and distributions are treated the same for federal income tax purposes whether reinvested in additional shares or received in cash.

1. Automatic Dividend Reinvestment Plan.    The Funds automatically reinvest all income dividends and capital gain distributions in additional shares of stock at net asset value on the reinvestment date. (For more information, see “Your Account—Dividends and Distributions.”)

2. Cash-Dividend Plan.    You may choose to have all of your income dividends paid in cash and/or have your capital gain distributions paid in cash. Any distributions you do not elect to have paid in cash will be reinvested automatically in additional shares at net asset value.

3. Automatic Deposit of Dividends.    You may elect to have all income dividends and capital gain distributions automatically deposited in a previously established bank account.

Automatic Investment Plan.    On your account application for Class N shares or Class I shares of a Fund, you may authorize BFDS to automatically withdraw an amount of money (minimum $250) from your bank account on the fifth or twentieth day of each month. This amount will be invested in additional shares. You may change your election at any time by providing written notice to BFDS.

Systematic Withdrawal Plan.    You may establish this plan with Class N shares or Class I shares presently held or through a new investment, which should be at least $2,500 for Class N shares and $500,000 for Class I shares. Under this plan, you specify a dollar amount to be paid monthly, quarterly or annually. Shares corresponding to the specified dollar amount are automatically redeemed from your account on the fifth business day preceding the end of the month, quarter or year. While this plan is in effect, all income dividends and capital gain distributions on shares in your account will be reinvested at net asset value in additional shares. There is no charge for withdrawals, but the minimum withdrawal is $250 per month. Depending upon the size of payments requested, and fluctuations in the net asset value of the shares redeemed, redemptions under this plan may reduce or even exhaust your account.

Retirement Plans.    The Funds offer a variety of qualified retirement plans, including several types of Individual Retirement Accounts (“IRAs”) (e.g., traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts formerly known as education IRAs), Simplified Employee Pension Plans (“SEPs”) and other qualified retirement plans. Additional information concerning such plans is available from the Funds.

The minimum initial retirement plan investment is $2,500 for Class N shares and $500,000 for Class I shares. The minimum subsequent investment is $1,000 for Class N shares, and there is no minimum for subsequent investments in Class I shares. State Street serves as custodian for IRAs. State Street charges a $5 plan establishment fee, an annual $15 custodial fee and a $10 fee for each lump sum distribution from a plan. These fees may be waived under certain circumstances.

With regard to retirement plans:

—	participation is voluntary;

—	you may terminate or change a plan at any time without penalty or charge from the Funds;

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—	the Funds will pay any additional expenses that they incur in connection with such plans;

—	on your account application, you may select a plan or plans in which to invest;

—	additional forms and further information may be obtained by writing or calling the Funds;

—	the Funds reserve the right to change the minimum amounts for initial and subsequent investments or to terminate any of the plans;

—	the Funds reserve the right to waive investment minimums at the discretion of the Distributor; and

—	the Funds require a copy of the trust agreement when shares are to be held in trust.

Written Confirmations.    Each purchase, exchange or redemption transaction is confirmed in writing to the address of record by giving details of the purchase or redemption.

Use of Intermediaries.    If you purchase or redeem shares through an investment dealer, bank or other institution (each, an “intermediary”), that intermediary may impose charges for its services in addition to the fees charged by a Fund. These charges could reduce your yield or return. In addition, when you place orders with an intermediary, you are not placing your orders directly with a Fund, and you must follow the intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the Funds on purchases, redemptions and exchanges of Fund shares. These differences may include different minimum initial (and subsequent) investment amounts, exchange policies, fund choices, cut-off times for investment and other trading restrictions. You should consult your intermediary directly for information regarding its conditions and fees. The Funds are not responsible for the failure of your intermediary to carry out its responsibilities.

Transfer of Shares.    Fund shares may be transferred by a written request addressed to the Trust and delivered to BFDS, giving the name and social security or taxpayer identification number of the transferee and accompanied by the same signature guarantees, if applicable, and documents as would be required for a redemption, together with specimen signatures of all transferees.

Suspension of Offering or Rejection of Purchase Orders.    The Trust reserves the right to withdraw all or any part of the offering made by this Prospectus, and/or the Trust or the Distributor may reject purchase orders from an investor or an intermediary. From time to time, the Trust may suspend the offering of shares of a Fund to new investors. During the period of such suspension, persons who are already shareholders of a Fund may be permitted to continue to purchase additional shares of the Fund, to have dividends reinvested and to make redemptions.

Consultation With a Professional Tax Advisor is Recommended, both because of the complexity of federal tax laws and because various tax penalties are imposed for excess contributions to, and late or premature distributions from, IRAs or other qualified retirement plans. Termination of a plan shortly after its adoption may have adverse tax consequences.

Shareholder Rights.    All shares of each Fund have equal rights with respect to dividends, assets and liquidation of the Fund and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of trustees, to elect all the trustees. All shares of the William Blair Funds will be voted in the aggregate, except when a separate vote by a William Blair Fund is required under the 1940 Act. Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Under Delaware law, the Trust is not required to hold shareholder meetings on an annual basis. As required by law, the Funds will, however, hold shareholder meetings when a sufficient number of shareholders request a meeting, or as deemed desirable by the Board of Trustees, for such purposes as electing or removing trustees, changing fundamental policies or approving an investment management agreement. (For additional information about shareholder voting rights, see the Statement of Additional Information.)

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Householding.    In order to reduce the amount of mail you receive and to help reduce Fund expenses, the Trust generally sends a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-742-7272.

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DETERMINATION OF NET ASSET VALUE

When and How Net Asset Value (“NAV”) is Determined

A Fund’s net asset value is the value of its total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price. Each Fund’s current share price is available on the Fund’s website www.williamblairfunds.com.

The net asset value per share shall be determined as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m., Central time (4:00 p.m. Eastern time), on each day when the Exchange is open. A Fund does not price its shares on days when the Exchange is closed for trading.

Quotations of foreign securities in foreign currencies are converted into the United States dollar equivalents at the prevailing market rates as computed by State Street Bank and Trust Company, the Funds’ custodian. Trading in securities on exchanges and over-the-counter markets in Europe and the Far East is normally completed at various times prior to 3:00 p.m., Central time, the current closing time of the New York Stock Exchange. Trading on foreign exchanges may not take place on every day that the New York Stock Exchange is open. Conversely, trading in various foreign markets may take place on days when the New York Stock Exchange is not open and on other days when net asset value is not calculated. Consequently, the value of the net assets held by a Fund may be significantly affected on days when shares are not available for purchase or redemption.

How the Value of Fund Securities is Determined

Domestic Equity Securities.    The market value of domestic equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices. Investments in mutual funds, which are not traded on an exchange, are valued at their respective net asset value per share.

Foreign Equity Securities.    The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when a Fund computes its net asset value could cause the value of foreign equity securities to no longer be representative or accurate, and as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, a Fund may use an independent pricing service to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices).

Domestic and Foreign Fixed-Income Securities.    Fixed-income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Derivative Instruments.    Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Futures contracts (and options thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

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Subsidiary.    A Fund’s shares of its respective Subsidiary are valued at the net asset value per share of the Subsidiary, which is calculated using the same valuation procedures as the Fund. In addition, for the Commodity Fund, the Commodity Fund Subsidiary’s investment in the Swap is fair valued based on the calculation of the Index by the counterparty. The fair value is based on inputs that are not readily available in the marketplace and which primarily are the underlying baskets of commodity investments on which the Swap is valued. The counterparty calculates the Index on each day the commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in London and New York City and on which TARGET (the Trans-European Automated Real-time Gross settlement Express Transfer system) is open.

Other Valuation Factors.    Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

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INVESTMENT GLOSSARY

The following glossary explains some of the types of securities in which the Funds may invest, investment techniques they may employ, and some of the related risks. For more information, please see other sections of this prospectus, including the Summary, Additional Information Regarding Investment Objectives and Strategies, and Principal Investment Risks as well as the Statement of Additional Information.

Asset-Backed Securities.    Asset-backed securities are similar in structure to mortgage-backed securities but represent interests in pools of loans, leases or other receivables in place of mortgages. Asset-backed securities are primarily issued by non-government entities.

Corporate Debt Securities.    Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. Each Fund may also purchase interests in bank loans made to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Derivatives.    Each Fund may engage in derivatives for hedging purposes, to maintain liquidity or to seek total return. Derivatives have a return tied to a formula based upon an interest rate, index, price of a security or other measurement. Derivatives include options, futures, forward contracts, swaps and related products.

Options.    An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

Futures.    A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument, index, security or commodity for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, security or commodity or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no

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assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.

Forward Foreign Currency Contracts.    A forward foreign currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Macro Fund may enter into forward currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Macro Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Advisor. The use of currency transactions can result in the Macro Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

Swaps.    Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Credit Default Swaps.    A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. Credit default swaps are used as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A Fund may be a buyer or seller of a credit default swap. Where a Fund is a seller of credit protection, it adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap which would be offset to the extent of its uncommitted cash or cash equivalents. A Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If a Fund is a buyer of a credit default swap and no credit event occurs, a Fund will lose its premium payment and recover nothing. However, if a Fund is a buyer and a credit event occurs, a Fund will receive the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or a payment equal to the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. As a seller, a Fund receives a fixed rate of income reflecting the buyer’s premium payments through the term of the contract (typically between six months and three years), provided that there is no credit event. If a credit event occurs, a Fund must pay the buyer the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value and may be more susceptible to liquidity and credit risk.

Exchange-Traded Funds (“ETFs”).    The Macro Fund may invest in ETFs. An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. When the Macro Fund invests in another investment company, shareholders of the Macro Fund bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Macro Fund’s fees and expenses. The Macro Fund may not purchase more than 3% of an ETF’s outstanding shares unless the ETF and/or the Macro Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission (“SEC”) and the ETF and the Macro Fund take appropriate steps to comply with any conditions in such order.

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Exchange-Traded Notes (“ETNs”).    The Macro Fund may invest in ETNs. An ETN is a security that combines aspects of a bond and an ETF. ETN returns are based upon the performance of a market index or a specific strategy and can be held to maturity as a debt security. ETNs are traded on a securities exchange. Their value is based on their reference index or strategy and the credit quality of the issuer. ETNs are subject to the additional risk that they may trade at a premium or discount to value attributable to their reference index. When the Macro Fund invests in an ETN, shareholders of the Macro Fund bear their proportionate share of the ETN’s fees and expenses, as well as their share of the Macro Fund’s fees and expenses.

Mortgage-Backed Securities.    Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There currently are three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation); (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but that usually have some form of private credit enhancement.

The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective duration of the mortgage-backed security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-backed security, the volatility of such mortgage-backed security can be expected to increase.

Mortgage-Backed To-Be-Announced (TBA) Securities.    Each Fund may engage in purchases and sales of mortgage-backed securities eligible to be sold in the to-be-announced (TBA) market, which are transactions in which the Fund purchases or sells mortgage-backed securities on a forward commitment basis for delivery at a future date; however, the specific mortgage-backed securities to be delivered as part of the transaction are not identified until forty-eight hours prior to the settlement date. Mortgage-backed TBA securities can be used for hedging purposes to adjust the risk exposure of a portfolio without having to restructure the portfolio. Each Fund may “roll over” mortgage-backed TBA agreements prior to the settlement date in a transaction sometimes referred to as a “TBA roll.” In a TBA roll, a Fund will sell the obligation to purchase the mortgage-backed securities in the TBA agreement prior to the settlement date and will enter into a new mortgage-backed TBA agreement. TBA rolls may cause a Fund to experience higher portfolio turnover which may increase taxable gains.

Short Sales.    The Macro Fund may sell securities short. Selling securities short involves selling securities the seller (e.g., the Macro Fund) does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. In a short sale, the proceeds the seller receives from the sale may be retained by the broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

Initial Public Offerings (“IPOs”).    The Macro Fund may participate in IPOs. IPOs are subject to high volatility and are of limited availability. The Macro Fund’s ability to obtain allocations of IPOs is subject to allocation by members of the underwriting syndicate to various clients and allocation by the Advisor among its clients. When the Macro Fund is small in size, the Macro Fund’s participation in IPOs may have a magnified impact on the Macro Fund’s performance.

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Preferred Stock.    The Macro Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may offer the opportunity for capital appreciation as well as periodic income.

Private Placements.    Each Fund may purchase securities in private placement transactions. Investments in private placements may be difficult to sell at the time and at the price desired by a Fund; companies making private placements may make less information available than publicly offered companies; and privately placed securities are more difficult to value than publicly traded securities. These factors may have a negative effect on the performance of a Fund. Securities acquired through private placements are not registered for resale in the general securities market and may be classified as illiquid.

Publicly Traded Partnerships (“PTPs”).    The Macro Fund may invest in PTPs. PTPs include master limited partnerships and certain other partnerships that meet conditions contained in the Code. A PTP is generally taxed as a corporation for federal income tax purposes. However, if a PTP derives a substantial amount of its income and gains from certain sources, including from the exploration, development, mining or production, processing, refining, transportation or marketing of minerals or natural resources, it may be treated as a partnership for federal income tax purposes. Other PTPs may be treated as partnerships for federal income tax purposes if certain other limited exceptions under the Code apply. PTPs are typically organized as either limited partnerships or limited liability companies and are listed and traded on a U.S. securities exchange.

Real Estate Investment Trusts (“REITs”).    The Macro Fund may invest in REITs. REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. “Equity” REITs invest primarily in real estate that produces income from rentals. “Mortgage” REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. REITs issue stocks and most REIT stocks trade on the major stock exchanges or over-the-counter. Exposure to real estate markets, through securities of REITs or other instruments, will be subject to risks of the specific properties or property types and by default rates of borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. Distributions to shareholders attributable to dividends received from REITs generally are taxed as ordinary income for federal income tax purposes.

Repurchase Agreements.    Repurchase agreements are instruments under which a Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. The repurchase agreement serves to fix the yield of the security during a Fund’s holding period. Each Fund currently intends to enter into repurchase agreements only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In all cases, the Advisor must be satisfied with the creditworthiness of the seller before entering into a repurchase agreement. In the event of the bankruptcy or other default of the seller of a repurchase agreement, a Fund could incur expenses and delays enforcing its rights under the agreement, and experience a decline in the value of the underlying securities and loss of income.

Royalty Income Trusts.    Royalty income trusts can be organized in a variety of ways in the United States, Canada and other countries. Beneficial units in royalty income trusts generally represent a profits interest in the production of oil or other minerals.

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Rule 144A Securities.    Rule 144A securities are restricted securities that can be sold to qualified institutional buyers under the Securities Act of 1933, as amended. Investing in Rule 144A securities may increase the illiquidity of a Fund’s investments in the event that an adequate trading market does not exist for these securities.

U.S. Government Securities.    These are fixed-income obligations of the U.S. Government and its various agencies. U.S. Government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the U.S. Government’s full faith and credit backing on principal or interest payments. Some securities are backed by the issuer’s right to borrow from the U.S. Treasury, and some are backed only by the credit of the issuing organization. All U.S. Government securities are considered highly creditworthy. This guarantee, however, does not extend to the market prices for such securities, which can fluctuate.

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FINANCIAL HIGHLIGHTS

The tables below are intended to help you understand each Fund’s financial performance for past years and for the semi-annual period ended April 30, 2013. Certain information reflects financial results for a single Fund share. The total return figures show what an investor in a Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request (see back cover). The information for the semi-annual period ended April 30, 2013 has not been audited. Net investment income (loss) per share is based on the average shares outstanding during the year. The Financial Highlights for the Institutional Class shares of the Commodity Fund and the Macro Fund are not set forth because no Institutional Class shares of either Fund have been issued as of April 30, 2013.

William Blair Macro Allocation Fund

	Class N
	(unaudited)
	Period Ended April 30,	Period Ended October 31,
	2013	2012(a)
Net asset value, beginning of period	$11.28	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.11
Net realized and unrealized gain (loss) on investments	0.92	1.24

Total from investment operations	0.94	1.35
Less distributions from:
Net investment income	0.11	0.07
Net realized gain	0.20	—

Total distributions	0.31	0.07

Net asset value, end of period	$11.91	$11.28

Total return (%)*	8.49	13.61
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	1.35	1.35
Expenses, net of waivers and reimbursements	1.46	1.41
Expenses, before waivers and reimbursements	1.83	2.95
Net investment income (loss), net of waivers and reimbursements	0.38	1.18
Net investment income (loss), before waivers and reimbursements	0.01	(0.36)
Class N net assets at end of period	$41,748,018	$10,045,079
Portfolio turnover rate (%)*	8	40

(a)	For the period from November 29, 2011 (Commencement of Operations) to October 31, 2012.
*	Rates not annualized for periods that are less than a year.
**	Ratios are annualized for periods that are less than a year.

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William Blair Macro Allocation Fund

	Class I
	(unaudited)
	Period Ended April 30,	Period Ended October 31,
	2013	2012(a)
Net asset value, beginning of period	$11.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.16
Net realized and unrealized gain (loss) on investments	0.91	1.22

Total from investment operations	0.95	1.38
Less distributions from:
Net investment income	0.12	0.07
Net realized gain	0.20	—

Total distributions	0.32	0.07

Net asset value, end of period	$11.94	$11.31

Total return (%)*	8.52	13.91
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	1.10	1.10
Expenses, net of waivers and reimbursements	1.21	1.18
Expenses, before waivers and reimbursements	1.52	2.94
Net investment income (loss), net of waivers and reimbursements	0.70	1.67
Net investment income (loss), before waivers and reimbursements	0.39	(0.09)
Class N net assets at end of period	$80,394,215	$23,094,688
Portfolio turnover rate (%)*	8	40

(a)	For the period from November 29, 2011 (Commencement of Operations) to October 31, 2012.
*	Rates not annualized for periods that are less than a year.
**	Ratios are annualized for periods that are less than a year.

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William Blair Commodity Strategy Long/Short Fund

	Class N
	(unaudited)
	Period Ended April 30,	Period Ended October 31,
	2013	2012(a)
Net asset value, beginning of period	$9.89	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.33)	(0.09)

Total from investment operations	(0.34)	(0.11)
Less distributions from:
Net investment income	0.03	—
Net realized gain	—	—

Total distributions	0.03	—

Net asset value, end of period	$9.52	$9.89

Total return (%)*	(3.40)	(1.10)
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.95	1.95
Expenses, before waivers and reimbursements	4.09	5.88
Net investment income (loss), net of waivers and reimbursements	(0.29)	(0.30)
Net investment income (loss), before waivers and reimbursements	(2.43)	(4.23)
Class N net assets at end of period	$1,107,274	$1,146,277
Portfolio turnover rate (%)*	22	5

(a)	For the period from April 25, 2012 (Commencement of Operations) to October 31, 2012.
*	Rates not annualized for periods that are less than a year.
**	Ratios are annualized for periods that are less than a year.

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William Blair Commodity Strategy Long/Short Fund

	Class I
	(unaudited)
	Period Ended April 30,	Period Ended October 31,
	2013	2012(a)
Net asset value, beginning of period	$9.91	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.00 ^	0.00 ^
Net realized and unrealized gain (loss) on investments	(0.33)	(0.09)

Total from investment operations	(0.33)	(0.09)
Less distributions from:
Net investment income	0.04	—
Net realized gain	—	—

Total distributions	0.04	—

Net asset value, end of period	$9.54	$9.91

Total return (%)*	(3.35)	(0.90)
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.70	1.70
Expenses, before waivers and reimbursements	3.87	5.55
Net investment income (loss), net of waivers and reimbursements	(0.05)	(0.05)
Net investment income (loss), before waivers and reimbursements	(2.22)	(3.90)
Class N net assets at end of period	$13,759,973	$11,835,553
Portfolio turnover rate (%)*	22	5

(a)	For the period from April 25, 2012 (Commencement of Operations) to October 31, 2012.
^	Amounts are less than 0.005 per share.
*	Rates not annualized for periods that are less than a year.
**	Ratios are annualized for periods that are less than a year.

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FOR MORE INFORMATION

More information about the Funds is available without charge, upon request, including the following:

Semi-Annual/Annual Reports

The Semi-Annual and audited Annual Reports to shareholders include financial statements, detailed performance information, portfolio holdings and statements from the Fund managers. In the Annual Report, you will find a discussion of the market conditions and investment strategies that the Advisor believes significantly affected each Fund’s performance in its last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Funds. The current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes.

To obtain information:

By telephone

For Class N and Class I Shares

Call: 1-800-635-2886

(In Massachusetts 1-800-635-2840)

For Institutional Class Shares

Call: 1-800-742-7272

By mail

Write to:

William Blair Funds

222 West Adams Street

Chicago, Illinois 60606

or

Boston Financial Data Services, Inc.

(the Funds’ Transfer Agent)

P.O. Box 8506

Boston, MA 02266-8506

On the Internet

Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, D.C. (1-202-551-8090) or, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room Section, Washington, D.C. 20549-1520.

No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or the Distributor. The Prospectus does not constitute an offering by the Trust or the Distributor in any jurisdiction in which such offering may not lawfully be made.

The Trust’s information, including but not limited to the Prospectus, SAI, Semi-Annual and Annual Reports and Application, can be viewed online at www.williamblairfunds.com.

William Blair Funds	October 31, 2013

Investment Company Act File No.: 811-5344

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William Blair Funds

Prospectus

Multi-Asset and Alternative Funds

Macro Allocation Fund

Commodity Strategy Long/Short Fund

©William Blair & Company, L.L.C., distributor
+1 800 742 7272 williamblairfunds.com	222 West Adams Street Chicago, Illinois 60606

00097794

WILLIAM BLAIR FUNDS

222 WEST ADAMS STREET

CHICAGO, ILLINOIS 60606

(312) 364-8000

1-800-635-2886

(In Massachusetts 1-800-635-2840)

STATEMENT OF ADDITIONAL INFORMATION

Macro Allocation Fund

Class (Ticker): N (WMCNX) I (WMCIX) INST (WMCJX)

Commodity Strategy Long/Short Fund

Class (Ticker): N (WCSNX) I (WCSIX) INST (WCSJX)

October 31, 2013

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Macro Allocation Fund and the Commodity Strategy Long/Short Fund dated October 31, 2013. The audited financial statements for the Macro Allocation Fund and the Commodity Strategy Long/Short Fund for the year ended October 31, 2012 and the Report of Independent Registered Public Accounting Firm thereon are incorporated by reference from the Annual Report to Shareholders for the year ended October 31, 2012. In addition, the unaudited financial statements for the Macro Allocation Fund and the Commodity Strategy Long/Short Fund for the semi-annual period ended April 30, 2013 are incorporated by reference from the Semi-Annual Report to Shareholders for the semi-annual period ended April 30, 2013. The Prospectus and Annual and Semi-Annual Reports to Shareholders may be obtained without charge by writing or calling William Blair Funds (the “Trust”).

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(continued)

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(continued)

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MANAGEMENT OF THE TRUST

Investment Advisor.  As stated in the Prospectus, William Blair & Company, L.L.C. (“Advisor”) is the investment advisor and manager for the Macro Allocation Fund (the “Fund” or the “Macro Fund”) and the Commodity Strategy Long/Short Fund (the “Fund” or the “Commodity Fund”). Pursuant to a management agreement, the Advisor acts as each Fund’s advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as trustees or officers of the Funds if elected to such positions. In addition to the advisory fee, each Fund pays the expenses of its operations, including a portion of the Trust’s general administrative expenses, allocated on the basis of the Fund’s net assets. Expenses that will be borne directly by each Fund include, but are not limited to, the following: the fees and expenses of independent auditors, counsel, custodian and transfer agent, costs of reports and notices to shareholders, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying each Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

In rendering investment advisory services, the Advisor may use the portfolio management, research and other resources of William Blair International, Ltd. (U.K.) (“William Blair U.K.”), an affiliate of the Advisor. William Blair U.K. is not registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. William Blair U.K. has entered into a Memorandum of Understanding (“MOU”) with the Advisor pursuant to which William Blair U.K. is considered a “participating affiliate” of the Advisor as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from William Blair U.K. may render portfolio management, research and other services to the Funds under the MOU and are subject to supervision by the Advisor.

The management agreement continues in effect from year to year for each Fund for so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such management agreement or interested persons of any such party except in their capacity as trustees of the Trust and (b) by the shareholders of the Fund or the Board of Trustees. The management agreement may be terminated at any time upon 60 days’ notice by either party; a Fund may terminate the management agreement either by vote of the Board of Trustees or by majority vote of the outstanding shares of the Fund. The management agreement may also be terminated at any time either by vote of the Board of Trustees or by majority vote of the outstanding voting shares of a Fund if the Advisor were determined to have breached the management agreement. The management agreement will terminate automatically upon assignment. The management agreement provides that the Advisor shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the management agreement.

Upon termination of the management agreement and when so requested by the Advisor, a Fund will refrain from using the name “William Blair” in its name or in its business in any form or combination.

Advisory Fees. For the services and facilities furnished by the Advisor under the management agreement, each Fund pays the Advisor an advisory fee, which is accrued daily and paid monthly on the first business day of the following month. The annual rate expressed as a percentage of average daily net assets is as follows:

% of Average Daily Net Assets
Macro Fund	0.80%
Commodity Fund	1.40%

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Expense Waivers.  The Advisor has entered into a contractual agreement with the Funds to waive fees and/or reimburse expenses, if necessary, in order to limit each Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to the levels reflected in the table below until October 31, 2014. The agreement terminates upon the earlier of October 31, 2014 or the termination of the management agreement.

	Class N	Class I	Institutional Class
Macro Fund	1.35%	1.10%	0.95%
Commodity Fund	1.95%	1.70%	1.55%

For a period of three years subsequent to the Commencement of Operations of the Macro Fund on November 29, 2011 and the Commodity Fund on April 25, 2012, the Advisor is entitled to reimbursement for previously waived fees and/or reimbursed expenses to the extent the overall expense ratio for a class of shares of a Fund remains below the percentage indicated above. The total amount available for recapture at October 31, 2012 was $198,161 for the Macro Fund and $210,454 for the Commodity Fund.

For the fiscal year ended October 31, 2012, the investment advisory fees incurred by each Fund and related fee waivers were as follows:

	Gross Advisory Fee	Fee Waiver (Recovery)	Net Advisory Fee
Macro Fund[1]	$93,532	$93,532	$0
Commodity Fund[2]	76,049	76,049	0

[1]	Since November 29, 2011 (Commencement of Operations)
[2]	Since April 25, 2012 (Commencement of Operations)

Portfolio Managers

John Abunassar is responsible for the management of the Commodity Fund and other accounts. As of October 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	6	324,379,439	6	324,379,439
Other advisory accounts	0	0	0	0

Peter Carl is responsible for the management of the Commodity Fund and other accounts. As of October 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	6	324,379,439	6	324,379,439
Other advisory accounts	0	0	0	0

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D. Trowbridge Elliman III is responsible for the management of the Commodity Fund and other accounts. As of October 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	6	324,379,439	6	324,379,439
Other advisory accounts	0	0	0	0

Jason Moede is responsible for the management of the Commodity Fund and other accounts. As of October 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	6	324,379,439	6	324,379,439
Other advisory accounts	0	0	0	0

Christopher Walvoord is responsible for the management of the Commodity Fund and other accounts. As of October 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	6	324,379,439	6	324,379,439
Other advisory accounts	0	0	0	0

Brian Ziv is responsible for the management of the Commodity Fund and other accounts. As of October 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	6	324,379,439	6	324,379,439
Other advisory accounts	0	0	0	0

Brian D. Singer is responsible for the management of the Macro Fund and other accounts. As of October 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	2	$45,582,463	0	$0
Other pooled investment vehicles	1	9,595,206	0	0
Other advisory accounts	0	0	0	0

Thomas Clarke is responsible for the management of the Macro Fund and other accounts. As of October 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	2	$45,582,463	0	$0
Other pooled investment vehicles	1	9,595,206	0	0
Other advisory accounts	0	0	0	0

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Since the portfolio managers manage other accounts in addition to the Funds, conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of such other accounts on the other hand. However, the Advisor has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades. For more information on the policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades, see the section entitled “Brokerage and Fund Transactions” in this Statement of Additional Information.

The compensation of the Advisor’s portfolio managers is based on the firm’s mission: “to achieve success for its clients.” Mr. Singer is a partner of the Advisor, and as of December 31, 2012, his compensation consists of a fixed base salary, a share of the firm’s profits and, in some instances, a discretionary bonus. Messrs. Abunassar, Carl, Clarke, Elliman, Moede, Walvoord and Ziv, associates of the Advisor, each receive a fixed base salary and a discretionary bonus. The discretionary bonus as well as any potential changes to the partners’ ownership stakes are determined by the head of the Advisor’s Investment Management Department, subject to the approval of the Advisor’s Executive Committee and are based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the Advisor and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to the Advisor’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

The following table sets forth, for each portfolio manager, the dollar range of shares owned in the Fund that the portfolio manager manages as of October 31, 2012.

Portfolio Manager	Name of Fund	Dollar Range of Shares Owned
Brian D. Singer	Macro Fund	$100,001-$500,000
Thomas Clarke	Macro Fund	None
John Abunassar	Commodity Fund	$10,001-$50,000
Peter Carl	Commodity Fund	None
D. Trowbridge Elliman III	Commodity Fund	None
Jason Moede	Commodity Fund	None
Christopher Walvoord	Commodity Fund	$10,001-$50,000
Brian Ziv	Commodity Fund	$10,001-$50,000

Distributor.  Pursuant to separate Underwriting and Distribution Agreements, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606, also is the principal underwriter and distributor (“Distributor”) for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement may be terminated for a Fund at any time without penalty by the Fund or the Distributor. The Distribution Agreement may be terminated for a Fund by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of the Fund, as defined under the Investment Company Act of 1940 (“1940 Act”). The Distribution Agreement may not be amended to increase the fee to be paid by a Fund without approval by a majority of the outstanding voting

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securities of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement.

Each Fund has also adopted a plan under Rule 12b-1 (“Distribution Plan”) that provides for fees to compensate the Distributor for shareholder/distribution services for Class N shares. Because Rule 12b-1 fees are paid out of the assets of each Fund’s Class N shares on an ongoing basis, they will increase the cost of an investment in Class N shares and can cost more than other types of sales charges. For its services under the Distribution Plan, the Distributor receives a shareholder/distribution services fee from each Fund, payable monthly, at the annual rate of 0.25% of average daily net assets attributable to Class N shares of the Fund. As part of the Advisor’s agreement to waive fees and/or reimburse expenses for each Fund over certain amounts, the Distributor may waive a portion of the shareholder/distribution services fee of the Fund. For the fiscal year ended October 31, 2012, the Distributor received the following in shareholder/distribution services fees from the Funds:

	12b-1 Distribution Fee	Fee Waiver	Net 12b-1 Distribution Fee
Macro Fund[1]	$8,209	$0	$8,209
Commodity Fund[2]	1,390	0	1,390

[1]	Since November 29, 2011 (Commencement of Operations)
[2]	Since April 25, 2012 (Commencement of Operations)

The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan that reimburses only for expenses incurred. For the fiscal year ended October 31, 2012, the Distributor paid from its fee $5,268 for the Macro Fund and $61 for the Commodity Fund, respectively, to financial services firms who assist in distributing or promoting the sale of Fund shares and also paid other Fund distribution-related expenses, including advertising, printing and mailing prospectuses and overhead.

From time to time, the Distributor and financial services firms it appoints may engage in activities that jointly promote the sales of shares of multiple William Blair Funds, the cost of which may not be readily identifiable or related to any one William Blair Fund. Generally, the distribution expenses attributed to such joint distribution activities will be allocated among the William Blair Funds on the basis of their respective net assets.

The Distribution Plan continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Plan. The Distribution Plan may be terminated for a Fund at any time without penalty by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Plan or by vote of a majority of the outstanding securities of Class N shares of the Fund. If the Distribution Plan is terminated in accordance with its terms for a Fund, the obligation of the Fund to make payments to the Distributor pursuant to the Distribution Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by the Distributor in excess of its fees under the Distribution Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Distribution Plan may or may not be sufficient to compensate the Distributor for its expenses incurred. The Distribution Plan may not be amended to increase the fee to be paid by a Fund with respect to its Class N shares without approval by a majority of the outstanding voting securities of Class N shares of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Plan.

The Board of Trustees considered various factors in making the determination that the Distribution Plan is reasonably likely to benefit the Funds and their respective shareholders, including: (1) the likelihood that the Distribution Plan would stimulate sales of shares of the Funds and assist in increasing the asset base of the Funds in the face of competition from a variety of financial products; (2) the potential advantages to shareholders of the Funds of growth of the asset base of the Funds, including greater liquidity, more investment flexibility and

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achievement of greater economies of scale; (3) the reasonableness of the fees to be paid under the Distribution Plan in view of the levels and types of services that the Distributor will provide; (4) the lack of reasonable alternative methods of distribution and payments thereof that would be equally effective; and (5) the fact that any significant increase in the asset value of the Funds would benefit the investment advisor of the Funds by increasing the fees payable to it.

The Trustees and officers of the Trust who are also partners or employees of the Advisor/Distributor as indicated under “Trustees and Officers,” as well as the Advisor/Distributor, have a direct or indirect financial interest in the Distribution Plan and related Distribution Agreement. None of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the Distribution Plan and related Distribution Agreement.

The Advisor/Distributor is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. The affairs of the Advisor/Distributor are controlled by the general partner of WBC Holdings, L.P., WBC GP, L.L.C., which in turn, is controlled by the Executive Committee. The Executive Committee is comprised of John R. Ettelson, Brent W. Gledhill, W. George Greig, Richard P. Kiphart, John C. Moore, Michelle R. Seitz and Arthur J. Simon.

Other Payments to Third Parties and Affiliates.  In addition to 12b-1 fees, the Funds may reimburse the Advisor/Distributor for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, subtransfer agency and other services provided to investors whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. Such payments and reimbursements are made only on behalf of Class N and Class I shares of the Funds. The fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or $15 per sub-account maintained by the intermediary.

As described in the Prospectus, the Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments for the provision of the above noted services to intermediaries who otherwise sell shares of the Funds. Such payments are in addition to 12b-1 fees and/or record keeping/sub-transfer agency fees paid by the Funds. Such payments are made only on behalf of Class N or Class I shares of the Funds.

The Distributor currently makes payments from its own assets in connection with the servicing, distribution and/or retention of shares of the funds of the Trust that generally range from 0.10% to 0.35% of the assets of the class serviced. These amounts are subject to change at the discretion of the Distributor.

As of December 31, 2012, the Distributor anticipates that the following firms will receive additional payments as described above:

ADP	National Financial Services, Inc. (Fidelity)
Ascensus	Nationwide Investment Services, Corp.
Bank of America Merrill Lynch	New York Life
Bank of New York Mellon (Pershing)	Newport Group
Charles Schwab & Co.	Principal Financial Group
Great West Financial Services, Inc.	Prudential Retirement Services
ING (Citi Street)	Raymond James
J.P. Morgan Retirement Plan Services	Reliance
Key Bank National Association	T. Rowe Price Retirement Plan Services, Inc.
Lincoln Financial Services, Inc.	TD Ameritrade
LPL Pension Advisors	Vanguard Retirement Services
Mass Mutual	Vanguard Group
Mercer Consulting	Wells Fargo Bank
Morgan Stanley Smith Barney

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The Distributor may enter into additional arrangements or change or discontinue existing arrangements with intermediaries at any time without notice.

In addition to the payments described above, the Distributor may make payments to be a named sponsor of investment conferences at which the Funds are marketed. Such payments will be from the Distributor’s own resources and will not result in any additional costs to the Funds or their shareholders.

Brokers at the Distributor, whose clients purchase shares of the Funds and hold those shares for a specified period of time, receive from the Distributor (not the Funds) a one-time payment equal to 1% of the net asset value of the shares purchased.

The prospect of receiving, or the receipt of, additional compensation or promotional incentives described above by intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds over sales of shares of other mutual funds (or non-mutual fund investments) with respect to which the intermediary does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Funds receive to invest on behalf of an investor. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and discuss this matter with your investment dealer/intermediary.

Although the Funds may use an intermediary that sells shares of the Funds to its customers to effect portfolio transactions for the Funds, the Distributor does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute those transactions.

Shareholder Administration Agreements.  Shareholder administration is provided to Class N and Class I shares of the Funds under separate Shareholder Administration Agreements with William Blair. The Funds pay William Blair a shareholder administration fee, payable monthly, at an annual rate of 0.15% of average daily net assets attributable to Class N or Class I shares, as applicable, of the Fund.

William Blair may enter into related arrangements with various broker-dealer firms and other service firms (“firms”) that provide shareholder administration services and facilities for their customers or clients who are shareholders of the Funds. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing the administration services to their clients. Such administration services consist of the following: (a) aggregating and processing, or assisting in the aggregation and processing, of purchase and redemption orders, (b) processing, or assisting in processing, confirmations concerning investor orders to purchase, redeem and exchange Fund shares, (c) receiving and transmitting, or assisting in the receipt and transmission of, funds representing the purchase price or redemption proceeds of Fund shares, (d) processing dividend payments on behalf of investors, (e) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses for beneficial owners, (f) receiving, tabulating and transmitting proxies executed by investors and (g) performing other related services that do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the 1940 Act or “personal and account maintenance services” within the meaning of the Financial Industry Regulatory Authority (“FINRA”) Conduct Rules. William Blair also may provide some of the above shareholder administration services and retain any portion of the fee under the Shareholder Administration Agreements not paid to firms.

Code of Ethics.  The Trust and the Advisor/Distributor have adopted a joint Code of Ethics (the “Code of Ethics”) in accordance with Rule 17j-1 under the 1940 Act. The Code of Ethics allows access persons to purchase and sell securities for their own accounts, subject to industry standard reporting requirements and trading restrictions. The Code of Ethics requires that such persons, among other things, pre-clear their securities transactions, with certain limited exceptions. The Code of Ethics also bans investment personnel from acquiring any securities in an initial public offering. The Code of Ethics prohibits all persons subject to the Code of Ethics

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from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by a Fund. Finally, the Code of Ethics prohibits members of a portfolio management team from trading a security within seven calendar days prior to a Fund or an account managed by that portfolio management team trading in that same security. The foregoing description is qualified in its entirety by the Code of Ethics, a copy of which has been filed with the Securities and Exchange Commission (“SEC”).

Proxy Voting Policy.  The Board of Trustees of the Trust has delegated proxy voting authority to the Advisor, who has agreed to vote the Funds’ proxies according to the Advisor’s proxy voting policies and procedures. The Advisor’s Proxy Voting Policy Statement and Procedures (the “Proxy Voting Policy”) provide that the Advisor will vote proxies solely in the best interest of its clients, including the Trust, in their capacity as shareholders of a company. The Proxy Voting Policy addresses, among other things, conflicts of interest that may arise between the interests of the Advisor and its affiliates and the interests of the Trust and sets forth the Advisor’s procedures for voting proxies.

The Advisor’s Domestic Proxy Voting Guidelines and International Proxy Voting Guidelines (the “Guidelines”) set forth the Advisor’s general position on frequent proxy proposals, such as routine matters, shareholder rights, anti-takeover matters, proxy contests, capital structure, executive and director compensation and social and environmental issues. To the extent a particular proposal is not covered by the Guidelines or the Guidelines provide for voting on a “case-by-case” basis, the Advisor’s proxy administrator will consult the Advisor’s Proxy Policy Committee, which will review the issues and vote proxies based on information from the company, the Advisor’s internal analysis and third party research services. Although the Guidelines set forth the Advisor’s general position on various proposals, the Advisor may determine under some circumstances to vote contrary to those positions. The Advisor will report any such contrary votes to the Trust’s Board of Trustees.

As indicated above, the Proxy Voting Policy describes the way in which the Advisor will address potential conflicts of interest. If any of the potential conflicts that the Advisor has identified in the Proxy Voting Policy arise with respect to a matter, the Proxy Policy Committee will vote all such proxies in accordance with the Guidelines, unless the Guidelines have no recommendation or provide for a vote on a “case-by-case” basis. In such case, the Proxy Policy Committee will vote consistent with the voting recommendation provided by Institutional Shareholder Services, an independent third party research provider.

In international markets where share blocking applies, the Advisor typically will not vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes in order to vote proxies. Share blocking typically takes place between one and twenty days before a shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, there is the potential for a pending trade to fail if trade settlement falls on a date during the blocking period or the Funds would not be able to sell a security if the portfolio manager believed it advisable if share blocking were in effect.

Information about how the Funds voted proxies during the most recent 12-month period ended June 30 can be obtained by visiting the Trust’s website at www.williamblairfunds.com or by visiting the SEC’s website at www.sec.gov.

Trustees and Officers.  The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each officer and trustee is 222 West Adams Street, Chicago, Illinois 60606.

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Interested Trustees

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Michelle R. Seitz, 1965*	Chairman of the Board of Trustees and President	Trustee since 2002; Chairman since 2010 and President since 2007	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Member, WBC GP L.L.P. (since November 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	26	Chairman, William Blair SICAV; Director, William Blair CLS Ltd.; Director, William Blair MAS Ltd.; Financial Accounting Foundation (FAF)

Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President since 2008	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	26	Director, William Blair SICAV; Director, William Blair CLS Ltd.; Director, William Blair MAS Ltd.

*	Ms. Seitz and Mr. Smirl are interested persons of the Trust because they are partners of William Blair & Company, L.L.C., the Trust’s investment advisor and principal underwriter.

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Non-Interested Trustees

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Vann A. Avedisian, 1964	Trustee	Since 2012	Principal, Highgate Holdings (hotel investments) since 2009; formerly co-founder and Managing Director, Oxford Capital Partners Inc., 1994 to 2006	26	Potbelly Sandwich Works, LLC

Kathleen T. Barr, 1955	Trustee	Since 2013	Retired, formerly President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) 2010 to 2013; prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) from 2004 to 2010; Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) from 2003 to 2010.	26	AmericaFirst Quantitative Funds (4 portfolios)

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Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President; Strong Mutual Funds, 2004 to 2005; formerly, Partner, KPMG LLP	26	The Hartford Group of Mutual Funds (88 portfolios); Symetra Mutual Funds Trust (variable annuity funds) (3 portfolios)

Donald J. Reaves, 1946[2]	Trustee	Since 2004	Chancellor of Winston-Salem State University since 2007; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago, 2002 to 2007	26	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly Director, Applied Investment Management Program, University of Arizona Department of Finance; prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc. (marketing communications and advertising firm)	26	Center for Furniture Craftsmanship (not-for-profit); Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer (2005 to 2013); Beverly Enterprises, Inc., provider of elder care and rehabilitative services (2002 to 2006)

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Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	26	Mutual Trust Financial Group, provider of insurance and investment products; Board Member, First MetLife Insurance Company, NY chartered company for Metropolitan Life Insurance; Clayton Holdings, Inc., provider of information-based analytics, consulting and outsourced services to various financial institutions and investors (2007 to 2008)

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Non-Interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the calendar year that occurs after the earlier of (a) the Non-Interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the Non-Interested Trustee became a member of the Board of Trustees.
(2)	In his former role as chief financial officer at the University of Chicago, Mr. Reaves had a working relationship with E. David Coolidge III, Vice Chairman of the Advisor who is also a trustee of the University of Chicago.

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Officers

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]
Michael P. Balkin, 1959	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2008-2009); formerly Partner, Magnetar Capital (2005-2009)

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair & Company, L.L.C. (since 2013); prior thereto, Associate, William Blair & Company, L.L.C. (2011-2013); Goldman Sachs (1997-2011)

David C. Fording, 1967	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2006-2009)

Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2005-2009)

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

W. George Greig, 1952	Senior Vice President	Since 1996	Partner, William Blair & Company, L.L.C.

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]
Michael A. Jancosek, 1959	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.

John F. Jostrand, 1954	Senior Vice President	Since 1999	Partner, William Blair & Company, L.L.C.

Chad M. Kilmer, 1975	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C. (since 2011); prior thereto, Associate, William Blair & Company, L.L.C. (2006-2011)

Robert C. Lanphier IV, 1956	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.

Mark T. Leslie, 1967	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate, William Blair & Company, L.L.C. (2005-2008)

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate, William Blair & Company, L.L.C. (2005-2008)

Todd M. McClone, 1968	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

David S. Mitchell, 1960	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]
David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C.

Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair & Company, L.L.C.
(since 2012); prior thereto, Associate,
William Blair & Company, L.L.C.
(2011-2012), Managing Partner, Singer Partners, LLC
(2009-2011); prior thereto, UBS Global Asset Management
(Americas) Inc. (2003-2007)

Paul J. Sularz, 1967	Senior Vice President	Since 2009	Partner, William Blair & Company, L.L.C. (since 2012); prior thereto, Associate, William Blair & Company, L.L.C (2006-2012)

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Partner, William Blair & Company, L.L.C.

Christopher T. Vincent, 1956	Senior Vice President	Since 2002	Partner, William Blair & Company, L.L.C.

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.

David F. Hone, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager—Large Cap Value, Deutsche Asset Management (2002-2010)

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]
John Abunassar, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2009-2011); prior thereto, President and CEO of Allegiant Asset Management (2004-2009)

Peter Carl, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager, Guidance Capital LLC (2006-2011)

D. Trowbridge Elliman III, 1957	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)

Jason Moede, 1971	Vice President	Since 2013	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, TradeLink, LLC (2008-2011)

Christopher Walvoord, 1966	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2002-2011)

Brian Ziv, 1957	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]
Thomas Clarke, 1968	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2000-2009)

Colette M. Garavalia, 1961	Treasurer	Since 2000	Associate, William Blair & Company, L.L.C.

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate, Bell, Boyd & Lloyd, LLP (2006-2008)

John Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair & Company, L.L.C. (since 2009); prior thereto, Manager, Calamos Investments (2003-2009)

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate Counsel and Chief Compliance Officer, Calamos Investments (2006-2008)

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.
(2)	In November 2008, all current partners of William Blair & Company, L.L.C. became limited partners of WBC Holdings, L.P.

Board of Trustees.  The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. The Trust’s day to day operations are managed by the Advisor and other service providers who have been approved by the Board. The Board is currently comprised of seven trustees, five of whom are classified under the 1940 Act as “non-interested” persons of the Trust (“Independent Trustees”) and two of whom are classified as interested persons of the Trust

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(“Interested Trustees”). In light of the general characteristics of the Trust, including the number of funds, the nature of the funds’ investments and the historical relationship between the Trust and the Advisor, the Board has developed a governance structure that encourages all Trustees to participate equally in Trust governance. The Board believes that the governance structure fosters the type of meaningful dialogue between the Advisor and the Independent Trustees that results in an appropriate balance of cooperation with and oversight of the Advisor. The Board has elected Michelle Seitz, an Interested Trustee, to serve as Chairman of the Board and because of the Board’s governance structure, no Independent Trustee has been designated as a lead independent trustee.

Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board has established two standing committees, the Audit Committee and the Nominating and Governance Committee, each comprised entirely of the Independent Trustees, to which it has delegated certain responsibilities as described below. The Board and its committees meet periodically throughout the year to oversee the Trust’s activities, including reviewing at one or more meetings, the Trust’s arrangements with the Advisor and other service providers, the operation of the Trust’s investment policies, compliance and regulatory matters and the funds’ investment performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust directly and through its committees. The Board reviews the investment performance of the funds with the Advisor, including meeting regularly with the portfolio managers, at each of its regularly scheduled quarterly Board meetings. In addition, the Board must approve any material changes to a fund’s investment policies or restrictions. With respect to compliance matters, the Trust’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act, a quarterly report to the Board regarding the operation of the Trust’s compliance policies and procedures, including any material compliance issues that arose during the quarter, and meets in executive session with the Audit Committee at its quarterly meeting. With respect to valuation, the Board and its Valuation Committee oversee a pricing committee comprised of Trust officers and Advisor personnel and the Board has approved Valuation Procedures, including fair valuation procedures, applicable to valuing the funds’ securities, which the Board reviews at least annually. The Audit Committee is responsible for monitoring the Trust’s accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors and the Audit Committee reports its activities to the Board on a regular basis. The Nominating and Governance Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Trust’s Governance Guidelines and Procedures and the Nominating and Governance Committee reports its activities to the Board on a regular basis.

The members of the Audit Committee, all of whom are independent trustees, include Messrs. Peterson (Chairman), Avedisian, Reaves, Seeley and Skelly and Ms. Barr. The Audit Committee held four meetings during the Funds’ fiscal year ended October 31, 2012.

The members of the Nominating and Governance Committee, all of whom are independent trustees, include Messrs. Reaves (Chairman), Avedisian, Peterson, Seeley and Skelly and Ms. Barr. Pursuant to the Trust’s Governance Guidelines and Procedures, shareholders may submit suggestions for Board candidates by sending a resume of a candidate to the Secretary of the Trust for the attention of the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee held seven meetings during the Funds’ fiscal year ended October 31, 2012.

The members of the Valuation Committee include Mr. Smirl (interested trustee) and Mr. Skelly (independent trustee). The other independent trustees are designated as alternate members in the event that Mr. Skelly is unavailable. The Valuation Committee held one meeting during the Funds’ fiscal year ended October 31, 2012.

To facilitate shareholder communications with the Board (or with any individual Trustee), shareholders are instructed to forward correspondence (including suggestions for Independent Trustee candidates) by U.S. mail or other courier service to the Secretary of the Trust, 222 West Adams Street, Chicago, Illinois 60606. Correspondence addressed to the Board will be forwarded to the Chairperson of the Nominating and Governance Committee and correspondence addressed to a specific Trustee will be forwarded to that Trustee.

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Trustee Qualifications.  The following is a brief discussion of the experiences and qualifications that led to the conclusion, as of the date of this SAI, that each current Board member should serve as a Trustee. Generally, the professional, business and educational experience of each Trustee was considered in determining his or her qualifications to serve as a Trustee of the Trust. Each Trustee’s previous record of service, as applicable, as a Trustee or officer of the Trust was considered and served to demonstrate his or her understanding of and commitment to the Trust. With respect to each Trustee, the Board considered, among other factors, the following experiences and qualifications:

The Board considered Vann A. Avedisian’s professional experience serving in various executive positions with companies in the real estate industry, including co-founding and serving as a Managing Director of Oxford Capital Partners, Inc. and, currently, directing the capital market activities of Highgate Holdings, where he is a Principal. The Board considered the executive, financial, operations and risk management experience that Mr. Avedisian gained over the course of his career. The Board also considered Mr. Avedisian’s experience serving as a director of various private organizations, including service as the compensation committee chair of a large privately-owned business.

The Board considered Kathleen T. Barr’s professional experience serving in various executive positions in the financial services industry, including serving as Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) and as Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds). The Board considered the executive, compliance, investment product, administrative, operations and risk management experience that Ms. Barr gained over the course of her career. The Board also considered Ms. Barr’s experience serving on the board of another mutual fund group.

The Board considered Phillip O. Peterson’s professional training and experience as a certified public accountant and auditor, including his experience as a partner of KPMG overseeing a large group of audit, tax and consulting personnel providing professional services to mutual fund and investment management clients. The Board considered the executive, financial, audit and investment experience that Mr. Peterson gained over the course of his career. The Board also considered Mr. Peterson’s contributions to various published guides addressing generally accepted auditing standards and accounting principles for mutual fund companies. Further, the Board considered Mr. Peterson’s experience serving on the boards of other mutual fund complexes.

The Board considered Donald J. Reaves’ professional experience serving in various executive positions at major U.S. universities, including Chief Financial Officer at the University of Chicago and Brown University, and currently, as Chancellor of Winston-Salem State University. The Board considered the executive, financial, audit, investment and risk management experience that Mr. Reaves gained over the course of his career. The Board also considered Mr. Reaves’ experience serving as a director or trustee of various public and private organizations, including serving in multiple leadership positions on the boards of such organizations.

The Board considered Donald L. Seeley’s professional experience serving as treasurer or chief financial officer of several public companies, including most recently as Chief Financial Officer of True North Communications, Inc. The Board also considered Mr. Seeley’s experience teaching a graduate portfolio management course at the University of Arizona. The Board considered the executive, financial, audit and investment experience that Mr. Seeley gained over the course of his career. The Board also considered Mr. Seeley’s experience serving as a director or trustee of various public and private organizations, including service as the audit committee chair of four public companies over the past ten years.

The Board considered Thomas J. Skelly’s professional experience serving in various executive positions at Accenture, including his experience as the managing partner of Accenture’s U.S. operations and as the chairman of the Accenture Pension Fund. The Board considered the executive, operations, information technology, financial and investment experience that Mr. Skelly gained over the course of his career. The Board also

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considered Mr. Skelly’s experience serving as a director or trustee of a public company and various private organizations. Further, the Board considered Mr. Skelly’s service on various advisory boards for private and public companies.

The Board considered Michelle R. Seitz’s professional experience in the financial services industry, including as a Partner of William Blair & Company, L.L.C. where she serves as the head of William Blair’s Investment Management division. The Board considered the executive, investment and financial experience that Ms. Seitz gained over the course of her career. The Board also considered that because of Ms. Seitz’s positions with William Blair, she is involved in the day-to-day management of the Advisor and the Trust.

The Board considered Richard W. Smirl’s professional training and experience as an attorney and his executive and operational experience gained as a Partner of William Blair & Company, L.L.C., including serving as Chief Operating Officer for William Blair’s Investment Management division. The Board considered the executive, legal, and operational experience that Mr. Smirl gained over the course of his career. The Board considered that because of Mr. Smirl’s positions with William Blair, he is involved in the day-to-day management of the Advisor and the Trust. The Board also noted that Mr. Smirl served as the Chief Compliance Officer for the Trust from 2004 to 2009.

References to the experience and qualifications of the Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Trustee Compensation.  Currently, Trustees who are not affiliated with the Advisor receive an annual retainer of $40,000 plus $5,000 for each meeting attended in person plus expenses, $2,000 for each meeting by telephone and $5,000 for committee meetings held on a different day from a board meeting (except for meetings of the Valuation Committee for which the trustees receive no additional compensation). Chairmen of the Audit Committee and Nominating and Governance Committee each receive an additional retainer of $4,000 for serving in such positions. The independent trustees receive one-half of the annual retainer in cash and the other half is invested in Trust shares as directed by the independent trustees. The trustees and officers affiliated with the Advisor receive no compensation from the Trust.

The following table sets forth the compensation earned from the Funds for the fiscal year ended October 31, 2012 and the Trust for the calendar year ended December 31, 2012 by the independent trustees:

Trustee	Aggregate Compensation from the Funds(1)		Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Trust(5)
Vann A. Avedisian(2)	$46		$0	$0	$60,000
Kathleen T. Barr(3)	$0		$0	$0	$0
Phillip O. Peterson	$69		$0	$0	$90,000
Donald J. Reaves	$67		$0	$0	$88,000
Donald L. Seeley	$65		$0	$0	$86,000
Thomas J. Skelly	$65		$0	$0	$86,000

Total Trustee Compensation	$406	(4)	$0	$0	$534,000	(6)

(1)	The Macro Fund commenced operations on November 29, 2011 and the Commodity Fund commenced operations on April 25, 2012.
(2)	Mr. Avedisian was elected to the Board of Trustees effective August 2, 2012.
(3)	Ms. Barr was elected to the Board of Trustees effective May 7, 2013.
(4)	Includes $38 in compensation paid in 2012 to an independent trustee who retired February 22, 2012 and $56 in compensation paid in 2012 to an independent trustee who resigned October 23, 2012.

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(5)	As of December 31, 2012, the Trust was offering shares of 25 separate series.
(6)	Includes $50,000 in compensation paid in 2012 to an independent trustee who retired February 22, 2012 and $74,000 in compensation paid in 2012 to an independent trustee who resigned October 23, 2012.

Trustees’ and Officers’ Holdings of Fund Shares.  The following table sets forth, for each trustee, the dollar range of shares owned in the Funds as of December 31, 2012, as well as the aggregate dollar range of shares owned in the Trust as of the same date.

Name of Trustee and Dollar Range of Fund Shares Owned
	Interested Trustees		Non-Interested Trustees
Name of Fund	Michelle R. Seitz	Richard W. Smirl	Vann A. Avedisian	Kathleen T. Barr(1)	Phillip O. Peterson	Donald J. Reaves	Donald L. Seeley	Thomas J. Skelly
Macro Fund	Over $100,000	Over $100,000	None	None	None	None	$10,001- $50,000	Over $100,000
Commodity Fund	Over $100,000	$50,001- $100,000	None	None	None	None	$10,001- $50,000	None
Aggregate Dollar Range of Trust Shares Owned	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000

(1)	Ms. Barr was elected to the Board of Trustees effective May 7, 2013.

As of December 31, 2012, the Trustees and officers, as a group, owned (or held or shared investment or voting power with respect to) more than 1% of the outstanding shares of a class of the Funds as follows:

	Class N		Class I		Institutional Class
	Number of Shares	Percent of Shares	Number of Shares	Percent of Shares	Number of Shares	Percent of Shares
Macro Fund	8,905	0.78%	153,436	5.13%	0	0%
Commodity Fund	4,014	3.41%	42,035	3.03%	0	0%

Trustees’ Holdings in Certain Affiliates of the Advisor.  In addition to investing in the various series of the Trust, independent trustees may invest in limited partnerships that are managed by the Advisor or an affiliate of the Advisor. The independent trustees may also from time to time, invest in third party investment ventures in which affiliates and employees of the Advisor also invest. In addition, Messrs. Avedisian, Seeley and Skelly employ the Advisor to manage assets that they control.

Principal Shareholders.  The following table provides certain information at October 15, 2013 with respect to persons known to the Trust to be record holders of 5% or more of a class of shares of the Funds:

Name and Address of Record Owner	Percent of Fund’s Outstanding Common Shares
MACRO ALLOCATION FUND CLASS I
SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	28.33%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	7.29%

MACRO ALLOCATION FUND CLASS N
UBS WM USA 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	36.50%

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Name and Address of Record Owner	Percent of Fund’s Outstanding Common Shares

CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	26.42%

NFSC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-0003	26.39%

COMMODITY STRATEGY LONG/SHORT FUND CLASS I
WILLIAM BLAIR DYNAMIC DIVERSIFIED ALLOCATION FUND LLC 222 W ADAMS ST CHICAGO IL 60606-5312	22.48%

WILLIAM BLAIR & CO. L.L.C. 222 W ADAMS ST STE 1400 CHICAGO IL 60606-5237	7.71%

WILLIAM BLAIR & CO. L.L.C. STEPHANE D RAMBAUD TRUSTEE 222 W ADAMS ST FL 14 CHICAGO IL 60606-5237	7.56%

COMMODITY STRATEGY LONG/SHORT FUND CLASS N
WILLIAM BLAIR & CO. L.L.C. 222 W ADAMS ST STE 1400 CHICAGO IL 60606-5237	85.16%

Shareholders who have the power to vote a large percentage of shares (at least 25%) of the Funds can control the Funds and could determine the outcome of a shareholders’ meeting.

Brokerage and Fund Transactions.  Decisions on portfolio transactions (including the decision to buy or sell, the appropriate price, allocation of brokerage, use of a broker as agent or dealer as principal and negotiation of commissions) normally are made by the Advisor. In purchasing and selling portfolio securities, the Trust seeks to obtain the most favorable overall result, taking into account the net price, the method of execution and research services provided by the broker. Such research services include economic forecasts and analytical, narrative and statistical reports on industries and companies for consideration by the Trust and the Advisor’s other clients.

Portfolio transactions may increase or decrease the return of the Funds depending upon the Advisor’s ability to correctly time and execute such transactions. A portfolio turnover rate for any year is determined by dividing the lesser of sales or purchases (excluding in either case cash equivalents, such as short-term corporate notes) by the portfolio’s monthly average net assets and multiplying by 100 (with all securities with maturities and expirations of one year or less excluded from the computation). The Funds’ turnover rates will also vary from year to year depending on market conditions.

Selection of a broker for a particular portfolio transaction depends on many factors, some of which are subjective and that include the net price, confidentiality, reliability, integrity, size and nature of the transaction and the market in which it is to occur and any research or other services that the broker has provided. The Advisor does not consider the sale of Fund shares in selecting brokers. Transactions in over-the-counter securities are generally executed as principal trades with primary market makers, except where it is believed that a better combination of price and

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execution could otherwise be obtained. The Advisor determines the overall reasonableness of brokerage commissions and of premiums and discounts on principal transactions (which do not involve commissions) by review of comparable trades for the Advisor’s other clients and in the market generally. If more than one broker is believed to be equally qualified to effect a portfolio transaction, the Advisor may assign the transaction to a broker that has furnished research services, but the Advisor has no agreement, formula or policy as to allocation of brokerage.

The Trust may pay to brokers that provide research services to the Advisor a commission higher than another broker might have charged if it is determined that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or the Advisor’s overall responsibility to its advisory accounts. The extent to which such commissions exceed commissions solely for execution cannot be determined, but such research services, which are involved in portfolio transactions for the Trust and for the Advisor’s other advisory accounts, can be of benefit to both the Trust and such other accounts. The value of research services that are provided by brokers who handle portfolio transactions for the Trust cannot be precisely determined and such services are supplemental to the Advisor’s own efforts, which are undiminished thereby. The Advisor does not believe that its expenses are reduced by reason of such services, which benefit the Trust and the Advisor’s other clients. The Advisor receives research products and services from broker/dealers and third parties in the form of written reports on individual companies and industries of particular interest to the Advisor, general economic conditions, pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community, corporate management personnel and industry experts; comparative performance and evaluation and technical measurement services for issuers, industries and the market as a whole; access to and monitoring of equity valuation models; and services from recognized experts on investment matters of particular interest to the Advisor.

The Advisor may also participate in “commission sharing arrangements” and “client commission arrangements” under which the Advisor may effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Advisor. The Advisor may also utilize Electronic Communication Networks and other alternative trading platforms (collectively, “ECNs”) to execute trades in connection with commission sharing arrangements. In such instances, the Advisor will execute a trade with the ECN and pay a commission to the ECN. The ECN will then credit a negotiated portion of the commission to a broker as requested by the Advisor for the purpose of funding a pool to be used to pay for research services received by the Advisor from other firms. In addition, the ECN will credit a further portion of the commission to the broker for its services in administering the commission sharing arrangements. The commission sharing and client commission arrangements, as well as the research provided in connection with such arrangements, are intended to comply with Section 28(e) of the Securities Exchange Act of 1934, as interpreted by the SEC. The Advisor believes that participating in commission sharing and client commission arrangements enable the Advisor to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer or ECN to obtain research provided by other firms. Such arrangements also help to provide the continued receipt of research services while facilitating best execution in the trading process. The Advisor also believes such research services are useful in its investment decision-making process by, among other things, providing access to a variety of high quality research, access to individual analysts and availability of resources that might not be available to the Advisor absent such arrangements.

For the fiscal year ended October 31, 2012, the Funds paid total brokerage fees in the amounts shown in the table below. None of the brokerage fees paid by the Funds were paid to a broker that was an affiliated person of the Trust or to a broker of which an affiliated person was an affiliated person of the Trust or of the Advisor.

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2012
Macro Fund[1]	$5,713
Commodity Fund[2]	0

[1]	Since November 29, 2011 (Commencement of Operations)
[2]	Since April 25, 2012 (Commencement of Operations)

The Advisor does not use the Fund’s brokerage commissions to pay for non-research items. For the fiscal year ended October 31, 2012, the following amounts of brokerage commissions for each Fund were used to pay third parties for third party research.

2012
Macro Fund	$0
Commodity Fund	0

For fixed income securities, purchases and sales of portfolio securities for the Funds usually are principal transactions, either directly with the issuer or with an underwriter or market maker, with no brokerage commissions paid by the Funds. No brokerage commissions were paid for fixed income securities by the Macro Fund or the Commodity Fund during the fiscal year ended October 31, 2012. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include the spread between the bid and asked prices. The primary consideration in the allocation of transactions is prompt execution of orders in an effective manner at the most favorable price.

Generally, the investment decisions for the Funds are reached independently from those for other accounts managed by the Advisor. However, some other accounts may make investments in the same type of instruments or securities as the Funds at the same time as the Funds. Such other accounts may include private investment funds operated by the Advisor that compete directly with the Funds for securities—particularly those sold in private placements or initial public offerings (“IPOs”); the Advisor and its personnel may stand to benefit more personally from good investment performance by these private investment funds than by equivalent performance of the Funds. In those instances where the Funds and another client of the Advisor trade in the same type of instrument at the same time, the Advisor has established allocation procedures to allocate such trades among its various clients and the Funds equitably. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

Although the Advisor may execute portfolio transactions for the Funds under conditions set forth in applicable rules of the SEC and in accordance with procedures adopted by the Board of Trustees, the Advisor or any affiliated broker-dealer of the Advisor is not compensated for executing portfolio transactions for the Funds. The Funds may purchase securities from other members of an underwriting syndicate of which the Advisor or an affiliated broker-dealer is a participant, but only under conditions set forth in applicable rules of the SEC and in accordance with procedures adopted by the Board of Trustees.

The Funds are required to identify any securities of their “regular brokers or dealers” (as defined in the 1940 Act) that the Funds have acquired during the most recent fiscal year. The following table sets forth the securities of its regular broker-dealers held by each Fund as of October 31, 2012:

Fund	Broker Dealer	Amount (in $000s)
Macro Fund	None	$0

Commodity Fund	Bank of America Securities LLC	$220
	Citigroup Global Markets Inc	405
	Goldman Sachs & Company	209

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Disclosure of Portfolio Holdings.  The Funds do not disseminate nonpublic information about portfolio holdings except in accordance with the Trust’s policies and procedures. The Trust’s policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holding information to be shared with the Trust’s service providers and others who generally need access to such information in the performance of their duties and responsibilities, such as the Trust’s Advisor, custodian, pricing services, fund accountants, independent public accountants, attorneys, officers and trustees. In addition, the Funds’ portfolio holdings may be discussed with third parties (e.g., broker/dealers) for the purpose of analyzing or trading such securities. Portfolio holding information may also be disclosed to rating agencies and companies that collect information about mutual funds (such as Morningstar, Inc., Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and Lipper, Inc.) only after its public disclosure.

The Funds’ complete portfolio holdings as of the end of each calendar month are posted on the Trust’s website, www.williamblairfunds.com, on or about fifteen days after the month-end. This posted information generally remains accessible for thirty days, until the Trust posts the information for the next calendar month to the Trust’s website. The Funds’ specific portfolio holdings may be disclosed sooner than fifteen days after the month-end if they are publicly disseminated (e.g., via the Trust’s website or interviews with the news media).

Any disclosure of portfolio holdings or characteristics not addressed by the Trust’s policies and procedures must be submitted to the Chief Compliance Officer for review before dissemination. Prior to such disclosure, the Chief Compliance Officer must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund and that the recipient assents or otherwise has a duty to keep information confidential and agrees in writing not to disclose, trade or make any investment recommendation based on the information received. No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information.

The Chief Compliance Officer provides the Board of Trustees with reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The Funds disclose their portfolio holdings to the extent required by law.

INVESTMENT POLICIES AND RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions for each Fund that, along with the Fund’s investment objective, cannot be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the lesser of (a) 67% of the shares of the portfolio at a meeting where more than 50% of the outstanding voting shares of the Fund are present in person or by proxy; or (b) more than 50% of the outstanding voting shares of the Fund. All percentage restrictions on investments apply at the time the investment is made and shall not be considered to violate the applicable limitation unless, immediately after or as a result of the investment, a violation of the restriction occurs. There can be no assurance that a Fund will meet its investment objective.

The Macro Fund has elected to be classified as a diversified series of an open-end management investment company. As a diversified series of an open-end management investment company, the Macro Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, (i) more than 5% of the Macro Fund’s total assets would be invested in the securities of that issuer or (ii) the Macro Fund would hold more than 10% of the outstanding voting securities of that issuer. The Macro Fund’s election to be classified as diversified under the 1940 Act may not be changed without approval by holders of a majority of the outstanding voting securities of the Macro Fund.

The Commodity Fund has elected to be classified as a non-diversified series of an open-end management investment company.

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The following fundamental investment restrictions apply to each Fund:

Concentration.  The Fund will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities.

This restriction also does not limit the Fund from investing in instruments, such as repurchase agreements, secured by obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The SEC staff currently interprets concentration to mean investing more than 25% of a fund’s net assets in a particular industry or group of industries.

Senior Securities and Borrowing.  The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

Underwriting.  The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Real Estate.  The Fund may not purchase or sell real estate unless the real estate is acquired as a result of ownership of securities or other instruments; and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interest therein.

Commodities.  The Fund may not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent the Fund from engaging in transactions involving futures contracts, options or other derivative instruments, investing in securities that are secured by commodities or investing in companies or other entities that are engaged in a commodities or commodities trading business or that have a significant portion of their assets in commodities related investments.

Lending.  The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

The following are each Funds’ non-fundamental operating policies, which may be changed by the Trust’s Board of Trustees without shareholder approval.

The Macro Fund and the Commodity Fund may not:

(1)	Invest in illiquid securities, if as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

INVESTMENT PRACTICES

The Prospectus describes each Fund’s investment objective as well as certain investment policies and investment techniques that the Fund may employ in pursuing its investment objective. The following discussion supplements the discussion contained in the Prospectus. Unless noted otherwise, each Fund may invest in all of the types of investments listed below.

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Derivative Instruments.  The Macro Fund and the Commodity Fund may invest in derivative instruments. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets, such as securities, currencies or commodities. These “other assets” are commonly referred to as “underlying assets.”

A derivative instrument generally consists of, is based upon or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (“OTC”) options (including caps, floors, collars and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

A forward is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

Hedging.  A Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to “lock-in” realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

Managing Risk.  A Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt or foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than “traditional” securities (i.e., stocks or bonds) would.

Exchange and OTC Derivatives.  Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized derivatives contracts traded on a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Commodity Fund’s Swap is an OTC transaction.

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Risks and Special Considerations.  The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

(1) Market Risk.  The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability to predict movements of the securities, currencies and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2) Counterparty Risk.  A Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

(3) Contractual Default and Cross-Default Risk.  A default by a Fund under a contract with any single counterparty (or the subsequent termination of such contract), in addition to triggering rights and remedies in favor of the counterparty, may result in or constitute a default by the Fund under other contracts with that counterparty (or any of its affiliates) and/or with other counterparties. Any default by a Fund under one of its contracts and any action taken by one or more counterparties following the Fund’s default could adversely affect the Fund and its investing activities.

(4) Correlation Risk.  When a derivative transaction is used to hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the hedged position are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(5) Liquidity Risk.  Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured or was closed out. The requirements might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous

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time. A Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

(6) Legal Risk.  Legal risk is the risk of loss caused by the legal unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside gain in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(7) Systemic or “Interconnection” Risk.  Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

(8) Regulatory Risk.  It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategies, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, Commodity Futures Trading Commission (“CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act is changing the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which a Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. The CFTC and the SEC finalized the definition of “swap” and “security-based swap.” These definitions became effective October 12, 2012 and provide parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on a Fund. However, it is expected that swap dealers, major market participants and swap counterparties will

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experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may adversely impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact the Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to a Fund, including capital and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

The Advisor is currently registered with the National Futures Association as a “commodity pool operator” and the Advisor will act as such with respect to the operation of each Fund and its Subsidiary as a result of CFTC regulations. As a result, the Advisor and the Funds are subject to dual regulation by the CFTC and the SEC. The CFTC recently adopted regulations that seek to “harmonize” CFTC regulations with overlapping SEC rules and regulations. The Advisor has availed itself of the CFTC’s substitute compliance option under the harmonization regulations with respect to the Funds by filing a notice with the National Futures Association. The Funds and the Advisor will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations. Compliance with the CFTC regulations could increase the Funds’ expenses, adversely affecting investment returns.

Special Considerations for the Commodity Fund.  The Commodity Fund seeks exposure to commodity trading strategies of commodity trading advisors (“CTAs”) through one or more total return swaps (collectively, the “Swap”). A total return swap is a type of derivative instrument where two parties agree to make payments to each other based on the positive or negative performance of an underlying asset (e.g., security, index or other financial instrument). The payments to be made in connection with a total return swap are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested in the underlying asset). The Commodity Fund’s Swap is based on a customized index (the “Index”) designed to replicate the aggregate returns of the trading strategies of CTAs selected by the Advisor. The notional amount of the Swap is set by the Advisor and the counterparty and may exceed the net asset value of the Commodity Fund. The Advisor may add or remove CTAs from the Index or increase or decrease the weighting given to a CTA’s returns in the Index. The Commodity Fund will request cash from the counterparty on a periodic basis representing the increase in the swap value and the Commodity Fund will pay cash to the counterparty or post collateral in an amount representing the decrease in the swap value during the five-year term of the Swap. Interim cash payments made by the counterparty to the Commodity Fund will be subject to a fee. The Commodity Fund may terminate the Swap on one day’s notice to the counterparty and the counterparty may terminate the Swap in certain instances, including if events occur that would prevent the calculation of the Index, disrupt the counterparty’s hedge of its Swap position or create regulatory or legal issues for the counterparty (e.g., the adoption of rules implementing the “Volcker Rule”).

The Index is calculated by the counterparty to the Swap and includes a deduction for fees of the counterparty as well as fixed and performance fees of the CTAs. Because the Index is designed to replicate the returns of CTAs selected by the Advisor, the performance of the Commodity Fund will depend on the ability of the CTAs to generate returns in excess of the costs of the Index. The deduction from the Index for the counterparty’s fee is equal to 0.50% of the notional allocations to the CTAs included in the Index. The deduction for the fixed fees of the CTAs is calculated as the total weighted average of the management fee rate in respect of each CTA trading strategy represented in the Index. The deduction for the performance fees of the CTAs is calculated as the total weighted average of the performance fee rate in respect of each CTA trading strategy represented in the Index. The deduction for performance fees in the Index will be based on the performance results each individual CTA’s trading strategy represented in the Index. Accordingly, a performance fee for one or more CTA trading strategies represented in the Index may be deducted in calculating the Index even if the aggregate returns of the trading strategies of the CTAs are negative.

Underlying Vehicles.  The Commodity Fund may seek exposure to the commodity trading strategies of CTAs by investing in limited liability companies, limited partnerships, corporations and other pooled investment vehicles

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(“Underlying Vehicles”). The CTAs will execute their trading strategies in the Underlying Vehicles primary by taking long and short positions in commodity futures and options on commodity futures. The CTAs may also use other types of derivatives including financial futures, options, forwards and swap contracts. CTAs will charge fees for the services they provide to the Underlying Vehicles. These fees may be fixed and/or performance-based. Fees charged by the CTAs typically are based on the leveraged account size and not the actual cash invested in the Underlying Vehicle. Fixed fees may range from 1% to 3% of the leveraged account size. To the extent the aggregate leveraged account sizes of the Underlying Vehicles exceed the net assets of the Fund, the fixed fees of the CTAs would exceed 3% as a percentage of the Fund’s net assets. Performance-based fees may range from 15% to 30% of each Underlying Vehicle’s returns and are computed for each Underlying Vehicle without regard to the performance of the Commodity Fund or other Underlying Vehicles. Accordingly, the Commodity Fund may pay a performance fee to a CTA with positive investment performance, even if the Commodity Fund’s overall returns are negative.

Investments by CTAs.  The Commodity Fund seeks exposure to commodity trading strategies of CTAs selected by the Advisor through derivative instruments, such as the Swap, and/or by investing in Underlying Vehicles. The CTAs will execute their commodity trading strategies through the use of derivative instruments, such as futures, options, options on futures, forwards and swaps. To a limited extent, the Commodity Fund may also invest in commodity-linked derivatives based on specific commodities or commodities indices and not tied to commodity trading strategies of CTAs. While this “Investment Practices” section describes the investment policies and restrictions with respect to the Commodity Fund’s direct use of derivative instruments, the general descriptions of the various types of derivative instruments and the risks associated with derivative instruments are applicable to the derivative instruments expected to be used by the CTAs.

Wholly Owned Subsidiary.  The Commodity Fund’s investments in the Swap, any Underlying Vehicles and other commodity-linked derivative instruments are made through William Blair CLS Ltd., a wholly owned subsidiary of the Commodity Fund organized under the laws of the Cayman Islands (the “Commodity Fund Subsidiary”). The Underlying Vehicles through which the Commodity Fund Subsidiary may invest may include one or more Underlying Vehicles that are wholly owned subsidiaries of the Commodity Fund Subsidiary. To the extent the Macro Fund seeks to invest in commodities, the Macro Fund may gain exposure to the commodity markets by investing a portion of its assets in William Blair MAS Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Macro Fund Subsidiary”), which is expected to invest mainly in commodity-linked derivative instruments, such as futures or swaps. Each Subsidiary may also hold fixed income securities, some of which may serve as margin or collateral for the Subsidiary’s derivative positions. Investments in the Subsidiaries are expected to provide exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (see the “General Trust Information—Federal Income Tax Matters” section).

To the extent that a Fund invests in its respective Subsidiary, the Fund will be subject to the risks, as applicable, associated with the Swap, any Underlying Vehicles and any additional derivative instruments invested in by the Subsidiary. Neither Subsidiary is registered under the 1940 Act and is not subject to the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of a Fund and/or its respective Subsidiary to operate as intended, and could adversely affect the Fund and its shareholders. As of the date of this Statement of Additional Information, the Macro Fund Subsidiary is not operational and the Macro Fund is not currently investing in the Macro Fund Subsidiary.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, each Fund must, among other things, satisfy certain diversification requirements, including the requirement that not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. Therefore, so long as a Fund is subject to this limit, the Fund may not invest any more than 25% of the value of its assets in its Subsidiary. In addition, in order to qualify for the special tax treatment accorded regulated

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investment companies and their shareholders under the Code, a Fund must, among other things, derive at least 90% of its gross income from certain specified sources (qualifying income). Income from certain commodity-linked derivatives does not constitute qualifying income to a Fund. The tax treatment of commodity-linked notes and certain other derivative instruments in which a Fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitute qualifying income. If a Fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other non-qualifying income, causes the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. The Funds have applied for a private letter ruling from the Internal Revenue Service (the “IRS”) confirming that income derived from a Fund’s investment in its Subsidiary will constitute qualifying income to the Fund. The IRS has currently suspended the issuance of such private letter rulings. There can be no assurance that the IRS will grant the private letter ruling requested by the Funds. The Commodity Fund currently is relying on advice of tax counsel with respect to the tax treatment of income from the Commodity Fund Subsidiary.

General Limitations on Derivative Instruments.  The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the CFTC and various state regulatory authorities. In addition, a Fund’s ability to use derivative instruments may be limited by certain tax considerations.

Certain derivatives transactions expose a Fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, derivatives such as swaps, futures, forwards, and options.

In order for a Fund not to consider certain derivatives transactions borrowings under the 1940 Act, the Fund will either (1) segregate cash or liquid assets or (2) otherwise “cover” its future obligations under the transactions such as by holding an offsetting investment. The amount that needs to be segregated for a particular derivative investment will vary by investment. The Fund may be required to segregate the entire value of the investment or the daily net (mark-to-market) obligation. To the extent a Fund is only required to segregate the daily mark-to-market obligation, the Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract which may increase the risk associated with such transactions.

Assets used as segregation or “cover” cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets for segregation and “cover” purposes could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Segregating assets or otherwise “covering” for these purposes does not necessarily limit the percentage of the assets of a Fund that may be at risk with respect to certain derivative transactions.

Options.  An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Fund may buy or write (sell) put and call options on assets, such as securities, currencies, futures, commodities, commodities indices and indices of debt and equity securities and enter into closing transactions with respect to such options to terminate an existing position. Options used by a Fund may include European, American and Bermuda style options. If an option is exercisable only at maturity, it is a “European”

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option; if it is also exercisable prior to maturity, it is an “American” option. If it is exercisable only at certain times, it is a “Bermuda” option.

The purchase of a call option serves as a long position, and the purchase of a put option serves as a short position. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. If the Fund uses options for hedging purposes, writing call options may serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option; however, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund could be considered illiquid. Writing put options may serve as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option; however, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

A Fund may effectively terminate a right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate an obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and the other party to the transaction (“counterparty”) (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

A Fund also may engage in options transactions as described above on securities indices and other financial or commodities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial or commodities indices are similar to options on a security or other instrument except that, rather than

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settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from their effectiveness.

Futures Contracts.  A Fund may enter into contracts for the purchase or sale for future delivery of commodities, equity or fixed-income securities, foreign currencies and contracts based on financial indices, including indices of U.S. Government securities or equity or foreign government securities. A Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. If a Fund uses futures for hedging purposes, the purchase of futures or call options thereon may serve as a long hedge, and the sale of futures or the purchase of put options thereon may serve as a short hedge. Writing covered call options on futures contracts may serve as a limited short hedge, and writing covered put options on futures contracts may serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument, index, security or commodity for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, security or commodity or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a

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Fund may be required by an exchange to increase the level of their initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the underlying investments. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the underlying investments. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Swap Agreements.  A Fund may enter into interest rate, securities index, commodity, security and currency exchange rate swap agreements and related caps, floors and collars. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements may include caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that a specified index exceeds a specified rate or amount, or “cap”; floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that a specified index falls below a specified level, or “floor”; and collars, under which a party

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sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against movements interest or values exceeding given minimum or maximum levels.

The Macro Fund may also enter into variance and volatility swaps. A variance swap is an agreement between two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset. A volatility swap is an agreement between two parties to make payments based on changes in the volatility of a specified underlying asset over a stated period of time. Specifically, one party will be required to make a payment to the other party if the volatility of the specified underlying asset increases over an agreed upon period of time, but will be entitled to receive a payment from the other party if the volatility decreases over that time period.

The “notional amount” of a swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Funds, the obligations of the parties would be exchanged on a “net basis.” Consequently, a Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash and/or other appropriate liquid assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, swaps with these features are less liquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on a Fund by the Code may limit the Fund’s ability to use swap agreements.

The Funds will enter into swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the Commission recently defined as “swaps” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swaptions. Mandatory exchange-trading and clearing will take place on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing.

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Credit Default Swaps.  A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. Credit default swaps are used as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A Fund may be a buyer or seller of a credit default swap. Where a Fund is a seller of credit protection, it adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap which would be offset to the extent of its uncommitted cash or cash equivalents. A Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If a Fund is a buyer of a credit default swap and no credit event occurs, a Fund will lose its premium payment and recover nothing. However, if a Fund is a buyer and a credit event occurs, a Fund will receive the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or a payment equal to the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. As a seller, a Fund receives a fixed rate of income reflecting the buyer’s premium payments through the term of the contract (typically between six months and three years), provided that there is no credit event. If a credit event occurs, a Fund must pay the buyer the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value and may be more susceptible to liquidity and credit risk.

Additional Derivative Instruments and Strategies.  In addition to the derivative instruments and strategies described above and in the Prospectus, the Advisor expects additional derivative instruments and other hedging or risk management techniques to develop from time to time. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with a Fund’s investment objective and permitted by the Fund’s investment limitations, operating policies and applicable regulatory authorities.

Borrowings.  Note: Presently, the Funds only intend to borrow from banks for temporary or emergency purposes. However, the Funds may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

Collateralized Obligations.  General Information on Mortgage-Backed Securities.  Collateralized obligations include mortgage-backed collateralized obligations (“mortgage-backed securities”). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There currently are three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation); (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but that usually have some form of private credit enhancement.

The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective duration of the mortgage-backed security

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relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-backed security, the volatility of such mortgage-backed security can be expected to increase. For example, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce it.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities.  Mortgage pass-through securities represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the services of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which a Fund will invest will include those issued or guaranteed by GNMA, FNMA and FHLMC.

GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates (“Ginnie Mae Certificates”) that are based upon and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. Ginnie Mae Certificates represent a pro rata interest in one or more pools of eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the United States Treasury with no limitations as to amount.

FNMA is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing the holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans) and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae

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Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government. FNMA has limited rights to borrow from the United States Treasury.

FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

FHLMC guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. FHLMC also guarantees to each holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not always guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs last, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government. FHLMC has limited rights to borrow from the United States Treasury.

Until 2008, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing them in the conservatorship of the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into senior preferred stock purchase agreements (“SPSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The SPSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that was available to FNMA and FHLMC until December 31, 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which terminated on December 31, 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful, or, with respect to initiatives that have expired, that the U.S. Treasury would undertake similar initiatives in the future.

Private Mortgage Pass-Through Securities.  Private mortgage pass-through securities (“private pass-throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private pass-throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private pass-throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. See “Types of Credit Support,” below.

Collateralized Mortgage Obligations (“CMOs”).  A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

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CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the prepayment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage - or asset-backed securities.

Mortgage TBAs.  A Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (“Mortgage TBAs”). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. To the extent a Fund purchases or sells Mortgage TBAs, the Fund is subject to the risk that the counterparty may fail to consummate the transaction, which could cause the Fund to miss the opportunity to obtain a price or yield considered to be advantageous. Mortgage TBAs may also have a leverage-like effect on a Fund and may cause a Fund to be more volatile. To the extent a Fund “rolls over” Mortgage TBAs prior to the settlement date the Fund may experience higher portfolio turnover and increased taxable gains. In addition, when a fund sells Mortgage TBAs, it incurs risks similar to those incurred in short sales. For example, when a Fund sells Mortgage TBAs without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

Mortgage Dollar Rolls.  In a mortgage dollar roll transaction, one party sells mortgage-backed securities, principally Mortgage TBAs, for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Fund enters into mortgage dollar rolls, the Fund will segregate assets in an amount at least equal to the dollar amount of the Fund’s obligation to repurchase securities (plus any accrued interest). During the period between the sale and repurchase in a mortgage dollar roll transaction, a Fund will not be entitled to receive interest and principal payments on securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains. The benefits of mortgage dollar rolls may depend upon the Advisor’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities (“SMBS”) are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

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SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage-backed securities. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage-backed securities, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all the interest (the interest-only or “IO” class), while the other class will receive all the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity. If the underlying mortgage-backed securities experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed and, accordingly, may have less liquidity than other securities. A Fund will invest only in IO and PO class mortgage obligations collateralized by securities guaranteed by the U.S. Government.

Types of Credit Support.  Mortgage-backed and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To mitigate the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “overcollateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based upon historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

Asset-Backed Securities.  The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. A Fund, consistent with its investment objective and policies, may invest in these and other types of asset-backed securities that may be developed in the future.

As with mortgage-backed securities, the yield characteristics of asset-backed securities differ from traditional debt securities. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. See “General Information on Mortgage-Backed Securities,” above. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Although certain of the factors that affect the rate of prepayments on mortgage-backed securities

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also affect the rate of prepayments on asset-backed securities, during any particular period the predominant factors affecting prepayment rates on mortgage-backed securities and asset-backed securities may be different.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Convertible Securities.  Convertible securities are bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Funds may invest are either fixed income or zero coupon debt securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than nonconvertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds.

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Equity Securities.  The Funds may invest in equity securities, including common stocks, preferred stocks and securities convertible into common stocks. Common stock represents an ownership interest in a company. Preferred stock has a preference over common stock in liquidation, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may offer the opportunity for capital appreciation as well as periodic income. The value of the equity securities a Fund holds may decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, a Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected.

Exchange-Traded Notes.  The Macro Fund may invest in exchange traded notes (“ETNs”). ETNs are securities that combine aspects of a bond and an ETF. ETN returns are based upon the performance of a market index or other reference asset less fees, and can be held to maturity as a debt security. ETNs are traded on a securities exchange. Their value is based on their reference index or strategy and the credit quality of the issuer. ETNs are subject to the additional risk that they may trade at a premium or discount to value attributable to their reference index. When the Macro Fund invests in an ETN, shareholders of the Macro Fund bear their proportionate share of the ETN’s fees and expenses, as well as their share of the Macro Fund’s fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted and ETNs may be delisted by the listing exchange.

Fixed Income Securities.  Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

Foreign Securities.  The Funds may invest in foreign securities. Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Most of the foreign securities held by a Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by a Fund than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Foreign companies and, in particular, companies in smaller and emerging markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies.

The costs attributable to foreign investing that a Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging markets. For example, the costs of maintaining custody of foreign securities exceeds custodian costs for domestic securities and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income and capital gains from certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which a Fund would be subject. In addition, a Fund may invest in passive foreign investment companies, which

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are subject to additional federal income tax considerations, as described further in the “General Trust Information—Federal Income Tax Matters” section.

The economies of individual emerging market and developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) the absence of a capital market structure or market-oriented economy; and (vi) the possibility that favorable economic developments may be slowed or reversed by unanticipated economic, political or social events in such countries.

In addition, many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation in the past. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.

Investments in some foreign countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to portfolio shareholders. Further, no accounting standards exist in certain foreign countries.

The Funds endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Funds from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

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The system of share registration and custody in some emerging market countries may create certain risks of loss (including in some cases the risk of total loss) and the Funds may be required to establish special custodial or other arrangements before making investments in these countries. There is an increased risk of uninsured loss due to lost, stolen or counterfeit stock certificates or unauthorized trading, or other fraudulent activity.

Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative affect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Depository Receipts.  Foreign securities may be purchased through depository receipts, including American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European receipts evidencing a similar arrangement. For purposes of a Fund’s investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADR, EDR and GDR depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders with respect to the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depository receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

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China A Shares.  Pursuant to an exemptive order granted by the Securities and Exchange Commission to the Trust and the Advisor, each Fund’s portfolio management team, subject to the Fund’s investment objective and policies, may seek investment exposure to China A shares (i.e., stocks of Chinese companies listed on mainland China stock exchanges which are denominated and traded in Chinese renminbi) by investing in the William Blair China-A Share Fund, LLC (the “A Share Fund”), a private commingled investment vehicle advised by William Blair. The A Share Fund, under normal market circumstances, will invest up to 100% of its net assets in A shares of Chinese companies. The A Share Fund has a broad investment mandate without regard to market capitalization, industry sector or other criteria. China A shares are only available for purchase by Chinese investors and Qualified Foreign Institutional Investors (“QFII”). The Chinese government has granted William Blair a QFII license and has currently allotted William Blair a quota of $100 million that William Blair may invest in China A shares on behalf of the Funds and William Blair’s other clients. William Blair has established the A Share Fund as the entity that will invest in and hold China A shares on behalf of the Funds and William Blair’s other clients. Access to quota through the A Share Fund is a limited opportunity and purchases and redemptions of the A Share Fund among the Funds and the Advisor’s other clients are allocated in accordance with procedures adopted by the Advisor. William Blair’s quota amount may be reduced or revoked by the Chinese government at any time, including if redemptions reduce the amount invested in China A shares by the A Share Fund below the current quota amount. Interests in the A Share Fund may only be redeemed on a monthly basis and redemptions may be further limited by currency repatriation restrictions imposed by the Chinese government. A Fund’s investment in the A Share Fund will be illiquid and subject to the Fund’s policy of investing no more than 15% of its net assets in illiquid securities.

Investments in China A shares through the A Share Fund are subject to risk, including the risks associated with foreign investments and emerging markets described above. The Chinese securities markets are emerging markets characterized by relatively low trading volume, resulting in substantially less liquidity and greater price volatility. The laws, regulations, including the regulations allowing QFIIs to invest in China A Shares, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions. Economic growth in China has also historically been accompanied by periods of high inflation. In recent periods, the Chinese government has implemented various measures to control inflation. If inflation control measures do not succeed, the performance of the Chinese economy could be negatively impacted. The Chinese system of taxation is not as well settled as that of non-emerging market countries and changes in the Chinese tax system may have retroactive effects. In addition, any taxes imposed on the earnings of the A Share Fund will reduce the overall returns of the A Share Fund. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. The securities markets in China have a limited operating history and are not as developed as those in the United States. These markets tend to be smaller in size, have less liquidity and have greater volatility than markets in the United States and some other countries. In addition, there is less regulation and monitoring of Chinese securities markets.

Forward Foreign Currency Transactions.  The foreign securities held by the Funds will usually be denominated in foreign currencies and a Fund may hold foreign currency in connection with such investments. As a result, the value of the assets held by a Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates, by exchange control regulations and by indigenous economic and political developments. Some countries in which a Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have historically experienced a steady devaluation relative to the U.S. dollar. Any continued devaluations in the currencies in which a Fund’s securities are denominated may have a detrimental impact on the Fund.

The Funds may enter into forward foreign currency contracts (“forward currency contracts”) in an effort to control some of the uncertainties of foreign currency rate fluctuations. A Fund may engage in forward currency contracts as an attempt to hedge against changes in foreign currency exchange rates affecting the values of

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securities that the Fund holds or intends to purchase. A forward currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. A Fund will not engage in forward currency contracts in which the specified future date is more than one year from the time of entering into the contract.

The Macro Fund may also enter into forward currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Macro Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Advisor. The use of currency transactions can result in the Macro Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

The Commodity Fund will not enter into a forward currency contract if such contract would obligate the Commodity Fund to deliver an amount of foreign currency in excess of the value of the Commodity Fund’s securities or other assets denominated in that currency.

The Funds may use forward currency contracts to fix the value of certain securities it has agreed to buy or sell. For example, when a Fund enters into a contract to purchase or sell securities denominated in a particular foreign currency, the Fund could effectively fix the maximum cost of those securities by purchasing or selling a forward currency contract, for a fixed value of another currency, in the amount of foreign currency involved in the underlying transaction. In this way, a Fund can protect the value of securities in the underlying transaction from an adverse change in the exchange rate between the currency of the underlying securities in the transaction and the currency denominated in the forward currency contract during the period between the date the security is purchased or sold and the date on which payment is made or received.

The Funds may also use forward currency contracts to hedge the value, in U.S. dollars, of securities they currently own. For example, if a Fund held securities denominated in a foreign currency and anticipated a substantial decline (or increase) in the value of that currency against the U.S. dollar, the Fund may enter into a forward currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency.

Upon the maturity of a forward currency transaction, a Fund may either accept or make delivery of the currency specified in the contract or, at any time prior to maturity, enter into a closing transaction that involves the purchase or sale of an offsetting contract. An offsetting contract terminates a Fund’s contractual obligation to deliver the foreign currency pursuant to the terms of the forward currency contract by obligating the Fund to purchase the same amount of the foreign currency, on the same maturity date and with the same currency trader, as specified in the forward currency contract. A Fund realizes a gain or loss as a result of entering into such an offsetting contract to the extent the exchange rate between the currencies involved moved between the time of the execution of the original forward currency contract and the offsetting contract.

The use of forward currency contracts to protect the value of securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities a Fund owns or intends to acquire, but it does fix a future rate of exchange. Although such contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward currency contracts to a Fund will depend on the ability of the Advisor to accurately predict future currency exchange rates.

For forward foreign currency contracts, the Funds will segregate cash or liquid securities at least in an amount equal to the daily net (marked-to-market) obligation arising from the transaction.

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Foreign Currency Futures.  The Funds may enter into foreign currency futures. Generally, foreign futures contracts will be executed on a U.S. exchange. To the extent they are not, however, engaging in such transactions will involve the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic (U.S.) exchange regulates the activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the exchange may be liquidated by a transaction on the appropriate domestic market. Moreover, applicable laws or regulations will vary depending on the foreign country in which the foreign futures transaction occurs. Therefore, entities (such as the Funds) that trade foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, CFTC regulations, the rules of the National Futures Association or those of a domestic (U.S.) exchange. In particular, monies received from customers for foreign futures transactions may not be provided the same protections as monies received in connection with transactions on U.S. futures exchanges. In addition, the price of any foreign futures and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the order for the futures contract is placed and the time it is liquidated, offset or exercised.

High-Yield/High-Risk Securities.  The Funds may invest in high-yield/high-risk securities. High-yield/high-risk securities (or “junk” bonds) are debt securities rated below investment grade by the primary rating agencies (such as Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Service, Inc.).

High-yield securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a Fund’s net asset value.

A Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high-yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Illiquid Securities.  Illiquid securities are securities that are not readily marketable. The Board of Trustees, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”),

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such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Board of Trustees.

The Board of Trustees has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight for such determinations. The Board of Trustees has approved procedures that allow the Advisor to deem Section 4(2) commercial paper liquid only if the Advisor determines that there is no significant difference between Section 4(2) commercial paper and traditional commercial paper based upon an evaluation of the following characteristics: (i) market characteristics, such as the nature of the security and the nature of marketplace trades; (ii) trading characteristics, such as the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers; and (iii) the quality of the issue or issuer. With respect to a Fund’s foreign holdings or unregistered securities, a foreign or unregistered security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market or resold to institutional investors and the facts and circumstances support a finding of liquidity.

If the Macro Fund invests in other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act, the 1940 Act provides that an investment company whose shares are purchased by the Macro Fund is obligated to redeem shares held by the Macro Fund only in an amount up to 1% of the investment company’s outstanding securities during any period of less than thirty (30) days (unless the SEC has issued other exemptive relief). Thus, if the Macro Fund invests in another investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, shares of the other investment company held by the Macro Fund in excess of 1% of the investment company’s outstanding securities may be considered illiquid because they cannot be disposed of within seven days. The liquidity of such excess shares will be considered on a case-by-case basis, taking into account, among other factors, whether or not the Macro Fund and other investment companies have the ability to effect redemptions in kind. In the event that another investment company were to exercise its right to effect redemptions in kind, the Macro Fund could hold such securities distributed by another investment company until such time as the Advisor determines it is appropriate to dispose of such securities.

Investment Companies.  Subject to the provisions of the 1940 Act (including exemptive relief granted by the SEC to other registered investment companies on which the Fund may rely or Section 12(d)(1)(F) of the 1940 Act), the Funds may invest in the shares of investment companies that may include exchange-traded funds. The Macro Fund may also invest in closed-end funds and unit investment trusts. Investment in other investment companies may provide advantages of diversification and increased liquidity; however, there may be duplicative expenses, such as advisory fees or custodial fees. Several foreign governments permit investments by non-residents in their markets only through participation in certain investment companies specifically organized to participate in such markets. In addition, investments in unit trusts and country funds permit diversified investments in foreign markets that are smaller than those in which a Fund would ordinarily invest directly. Investments in such pooled vehicles should enhance the geographical diversification of a Fund’s assets, while reducing the risks associated with investing in certain smaller foreign markets. Investments in such vehicles should provide increased liquidity and lower transaction costs than are normally associated with direct investments in such markets; however, there may be duplicative expenses, such as advisory fees or custodial fees. Each Fund may invest a portion of its assets into shares of the William Blair Ready Reserves Fund. The Advisor reduces the advisory fee it receives from a Fund to the extent the Fund is invested in the William Blair Ready Reserves Fund.

Special Considerations for the Macro Fund.  If the Macro Fund invests in other investment companies in reliance on exemptive orders granted to the other investment companies, the Macro Fund will be subject to any applicable conditions of the exemptive orders or any agreements with the other investment companies and may be required to vote such other investment companies’ shares in the same proportion as the vote of all other holders of such securities in certain circumstances. The Macro Fund currently intends to invest in other investment companies in reliance on exemptive orders granted to the other investment companies. If the Macro Fund invests in other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act, the Macro Fund may not acquire shares

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of another investment company (including ETFs, other open-end funds and closed-end funds) if, immediately after such acquisition, the Macro Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (“3% Limitation”). If the Macro Fund relies on Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Macro Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities (echo voting). The Macro Fund intends to vote such other investment companies’ shares in the same proportion as the vote of all other holders of such securities.

Investment by the Macro Fund in other investment companies covers a wide variety of asset classes. The risks associated with various types of investment companies that invest in different asset classes are described below. As new investment company products become available, the Macro Fund will be able to invest in those funds, consistent with its investment objective and subject to its investment policies and restrictions.

By investing in securities of other investment companies, the Macro Fund’s shareholders will indirectly bear the fees of that other investment company in addition to the Macro Fund’s own fees and expenses.

Aggressive Investment Technique Risk.  Other investment companies may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Another investment company’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the other investment company to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes another investment company to risks different from, or possibly greater than, the risks associated with investing directly in securities on which the aggressive technique is based, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each other investment company expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and another investment company will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust another investment company’s position in a particular instrument when desired.

Borrowing/Leverage Risk.  Other investment companies may borrow money for investment purposes, commonly referred to as “leveraging.” As a result, the other investment company’s exposure to fluctuations in the price of its assets will be increased as compared to its exposure if the fund did not borrow. Borrowing activities by another investment company will amplify any increase or decrease in the net asset value of the fund. In addition, the interest which the other investment company pays on borrowed money, together with the additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the other investment company compared with what it would have been without borrowing. When the other investment company borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at the time.

Commodity Risk.  Investing in other investment companies that have exposure to investments in the commodities market may subject the Macro Fund to greater volatility than investments in traditional securities. Commodities include metals, energy, agricultural products, livestock and minerals. Certain other investment companies may buy certain commodities (such as gold) or may invest in commodity-linked derivative instruments. The value of

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commodities and commodity contracts are affected by a variety of factors, including, but not limited to: global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. The Macro Fund’s ability to invest in other investment companies that invest in or have exposure to investments in the commodities market may be significantly limited by the federal income tax rules applicable to regulated investment companies.

Concentration Risk.  Some other investment companies may be concentrated in a narrow industry. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the other investment company will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. An index-based other investment company may have significant exposure to individual companies or industry sectors that constitute a significant portion of the referenced index. As a result, such an other investment company will be more susceptible to the risks associated with that specific company or industry sector, which may be different from the risks generally associated with the companies contained in the index. In addition, the Macro Fund may invest in investment companies that focus on hedging or alternative investment strategies.

Correlation Risk.  There is a risk that changes in the value of hedging instruments used on other investment companies will not match those of the investment being hedged. Other investment companies benchmarked to an inverse multiple of an index should lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from traditional mutual funds.

Currency Risk.  The Macro Fund’s assets and net asset value are denominated in U.S. dollars. Investing in other investment companies that have exposure to currencies other than the U.S. dollar involves certain risks. The value of such other investment company’s shares relates directly to the value of foreign securities held by the other investment company. Fluctuations in the price of foreign securities could materially and adversely affect the value of the other investment company’s shares. The price of the currency may fluctuate widely. Several factors may affect the price of the currency, including, but not limited to: debt level and trade deficit; inflation rates of the United States and foreign countries and investors’ expectations concerning inflation rates; investment and trading activities of mutual funds, hedge funds and currency funds; and global or regional political, economic or financial events and situations. In addition, a currency may not maintain its long-term value in terms of purchasing power in the future. When the price of the country’s currency declines relative to another currency, it is expected that the price of another investment company’s holding such a currency will decline as well.

Distressed and Defaulted Securities Risk.  The other investment companies may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Geographical Concentration Risk.  Certain other investment companies that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, other investment companies that focus their investments in a particular geographic region or country may be more volatile than a more geographically diversified fund.

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Non-Diversified Risk.  Certain other investment companies have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers. This would make the performance of the other investment company more susceptible to a single economic, political or regulatory event than a diversified mutual fund or ETF might be. This risk may be particularly acute with respect to another investment company whose index underlying its benchmark comprises a small number of stocks or other securities.

Lending.  The Funds have no present intention to lend portfolio securities.

Limited Liability Companies (“LLCs”).  Consistent with its investment objective and policies and subject to the limitations of the Code and the 1940 Act, each Fund may invest in common units or other securities of LLCs, including preferred units, subordinated units and debt securities. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation. LLCs typically do not pay federal income tax at the entity level and are typically required by their operating agreements to distribute a large percentage of their current operating earnings. In the event of liquidation, LLC common unit holders have a right to the LLC’s remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.

New Companies.  The Funds may invest its assets in the securities of companies with continuous operations of less than three years (“new companies”). Investments in new companies involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of new companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. Therefore, an investment in the Funds may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

Publicly Traded Partnerships.  Publicly traded partnerships are limited partnerships (or limited liability companies), the units of which are listed and traded on a securities exchange. The Macro Fund may invest in publicly traded partnerships that are treated as partnerships for federal income tax purposes. These include master limited partnerships (“MLPs”) and other entities qualifying under limited exceptions in the Code. Many MLPs derive income and capital gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource, or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Macro Fund may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but the Macro Fund will be required for federal income tax purposes to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by the Macro Fund are less than the Macro Fund’s allocable share of the MLP’s income, the Macro Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated

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investment company and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Macro Fund. In addition, the value of the Macro Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet current federal income tax requirements to maintain partnership status, or if it is unable to do so because of federal income tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay federal income tax at the entity level and distributions received by the Macro Fund generally would be taxed as dividend income for federal income tax purposes. As a result, there could be a reduction in the Macro Fund’s cash flow and there could be a material decrease in the value of the Macro Fund’s shares. The Macro Fund will not acquire any interests in MLPs that are believed to expose the assets of the Macro Fund to liabilities incurred by the MLP.

Real Estate Investment Trusts (“REITs”).  The Macro Fund may invest in REITs. REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. “Equity” REITs invest primarily in real estate that produces income from rentals. “Mortgage” REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. REITs issue stocks and most REIT stocks trade on the major stock exchanges or over-the-counter. REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT to continue to qualify as a REIT for federal income tax purposes would have an adverse effect upon the value of an investment in that REIT.

Repurchase Agreements.  In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by a Fund may be delayed or limited. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate those risks. The Advisor will review and monitor the creditworthiness of broker-dealers and banks with which the Funds enter into repurchase agreements. The Funds may, under certain circumstances, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

Restricted Securities.  Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. If through the appreciation of restricted

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securities or the depreciation of unrestricted securities, a Fund would be in a position where more of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), than is permitted by its investment restrictions, a Fund will take such steps as it deems advisable, if any, to protect liquidity.

Reverse Repurchase Agreements.  The Funds may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to the Fund’s agreement to repurchase the securities at an agreed upon price, date and rate of interest. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Such agreements are considered to be borrowings under the 1940 Act. While reverse repurchase transactions are outstanding, a Fund will segregate cash or liquid securities in an amount at least equal to the market value of the securities, plus accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase such securities.

Royalty Income Trusts.  The Funds may invest in royalty income trusts. A royalty income trust is a trust whose securities are listed on a securities exchange, generally in Canada or the U.S., and that controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. Royalty income trusts generally pay out to unit holders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on royalty income trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policies adopted. As a result of distributing the bulk of their cash flow to unit holders, the ability of a royalty income trust to finance internal growth through exploration is limited. Royalty income trusts generally grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Royalty income trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

Section 4(2) Paper.  The Funds may invest in commercial paper issued in reliance upon the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Exchange Act of 1933 (“Section 4(2) paper”). The Funds may also invest in Section 4(2) paper from time to time in connection with certain mortgage-backed transactions. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Funds. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to the procedures approved by the Board of Trustees, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation on illiquid securities. The Advisor monitors the liquidity of each investment in Section 4(2) paper on a continuing basis.

Short Sales.  The Macro Fund may sell securities short. Selling securities short involves selling securities the seller (e.g., the Macro Fund) does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. In a short sale, the proceeds the seller receives from the sale may retained by the broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A short sale is “against the box” if, at all times during which the short position is open, the Macro Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

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The Macro Fund may also maintain short positions in forward currency exchange transactions, in which the Fund agrees to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Macro Fund has contracted to receive in the exchange. In some cases (e.g., with respect to forwards that are contractually required to “cash-settle”), the Macro Fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the Macro Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract which may increase the risk associated with such transactions.

Short-Term Trading.  The Macro Fund may engage in short-term trading. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Macro Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Such trading may be expected to increase the Macro Fund’s portfolio turnover rate and the expenses incurred in connection with such trading and may result in recognition of greater levels of short-term capital gain, which is taxed to shareholders as ordinary income when distributed by the Macro Fund.

Small Companies.  The Macro Fund may invest in small companies. While smaller companies generally have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. These risks are intensified for investments in micro-cap companies. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Advisor’s research efforts may also play a greater role in selecting securities for the portfolio than in a fund that invests in larger, more established companies.

Temporary Defensive Position.  A Fund may significantly alter its make-up as a temporary defensive strategy. A defensive strategy will be employed if, in the judgment of the Advisor, investments in a Fund’s usual markets or types of investments become decidedly unattractive because of current or anticipated non-normal market conditions, including adverse economic, financial, political and social factors. For temporary defensive purposes, a Fund may invest up to 100% of its assets in other types of securities or assets, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. At such time as the Advisor determines that a Fund’s defensive strategy is no longer warranted, the Fund will adjust its portfolio back to its normal complement of securities as soon as practicable. When a Fund is invested defensively, it may not meet its investment objective.

U.S. Government Securities.  There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies. Examples of direct obligations of the U.S. Treasury are Treasury bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

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Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury, while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

U.S. Government securities may include “zero coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government securities in a Fund’s portfolio does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time. Normally, the value of investments in U.S. Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as Ginnie Mae Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a Fund’s average portfolio maturity. As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities.  The Funds may invest in instruments having rates of interest that are adjusted periodically or that “float” continuously or periodically according to formulae intended to minimize fluctuation in values of the instruments (“Variable Rate Securities”). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, an objective standard such as the London Interbank Offered Rate (LIBOR), a bank’s prime rate, the 90-day U.S. Treasury Bill rate or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. The Funds may invest in Variable Rate Securities that have a demand feature entitling a Fund to resell the securities to the issuer or a third party at an amount approximately equal to the principal amount thereof plus accrued interest (“Variable Rate Demand Securities”). As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Many of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer and there is little if any secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities.

Warrants.  Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result,

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warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued or Delayed Delivery Transactions.  The Funds may purchase newly issued securities on a when-issued basis and may purchase or sell portfolio securities on a delayed delivery basis (including on a to-be-announced (TBA) basis). When a Fund purchases securities on a when-issued or a delayed delivery basis, it becomes obligated to purchase the securities and it has all the rights and risks attendant to ownership of the securities, although delivery and payment occur at a later date. A Fund will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. A Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

At the time a Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. Normally, settlement occurs within one month of the purchase or sale.

To the extent a Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring securities consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable. To the extent required to comply with SEC Release No. IC-10666, when purchasing securities on a when-issued or delayed delivery basis, the Funds will segregate cash or liquid securities equal to the value of such contracts.

ADDITIONAL INFORMATION ABOUT THE FUNDS

General.  The public offering price of all share classes of the Funds is the next determined net asset value. No initial sales charge or contingent deferred sales charge is imposed. Since a Fund’s shares are sold without an initial sales charge, the full amount of the investor’s purchase payment will be invested in shares for the investor’s account. Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt by the Distributor or the transfer agent of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see “General Trust Information”—“Determination of Net Asset Value”) and transmitted to the Distributor or the transfer agent prior to a specified time before the start of the next business day will be confirmed at a price based on the net asset value determined on the day the order was received by the dealer or financial services firm (“trade date”). Each Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds’ shares. Some may establish a higher minimum investment requirement than established by the Funds. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients’ return. Firms also may hold the Funds’ shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds’ transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the

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Funds through the Distributor for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their client’s accounts for servicing including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and reimbursement of cash dividends. Such firms may receive compensation from the Funds through the Distributor for these services. This Statement of Additional Information should be read in connection with such firms’ material regarding their fees and services.

The Funds reserve the right to withdraw all or any part of the offering made by this Statement of Additional Information and reject purchase orders. Also, from time to time, the Funds may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Funds may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Trust has authorized certain members of FINRA, other than the Distributor, to accept purchase and redemption orders for the Funds’ shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Funds’ behalf. Orders for purchase or redemption will be deemed to have been received by the Trust when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Trust and the broker, ordinarily orders will be priced at the Funds’ net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Funds’ shares are arranged and settlement is made at an investor’s election through any other authorized FINRA member, that member may, at its discretion, charge a fee for that service. The Trust and the Distributor each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trust and the Distributor may suspend or terminate the offering of shares of the Funds at any time for any reason.

Summary of Fees Paid to William Blair & Company, L.L.C. for Class N Shares.  In addition to an advisory fee, under the Distribution Plan, each Fund pays a distribution fee to the Distributor, payable monthly, at the annual rate of 0.25% of average daily net assets of the Fund attributable to Class N shares. The fee is accrued daily as an expense of Class N shares. Under separate Shareholder Administration Agreements, Class N shares of each Fund also pay a shareholder administration fee, payable monthly, at an annual rate of 0.15% of average daily assets attributable to the Fund’s Class N shares.

Summary of Fees Paid to William Blair & Company, L.L.C. for Class I Shares.  In addition to an advisory fee, the Funds do not pay a distribution fee for Class I shares. Under separate Shareholder Administration Agreements, Class I shares of each Fund pay a shareholder administration fee, payable monthly, at an annual rate of 0.15% of average daily net assets attributable to the Fund’s Class I shares.

Summary of Fees Paid to William Blair & Company, L.L.C. for Institutional Shares.  The Institutional Class shares of the Funds pay an advisory fee but do not pay a distribution or shareholder administration fee.

Share Certificates.  Share certificates will not be issued for any share class of the Funds.

Suspension of Redemption or Delay in Payment.  The Trust may not suspend the right of redemption or delay payment on its shares for more than seven days except (a) during any period when the New York Stock Exchange is closed (other than on weekends and customary holidays); (b) when trading in the markets that the portfolio normally utilizes is restricted or any emergency exists as determined by the SEC, so that disposal of a Fund’s investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the SEC may permit by order for protection of the Trust’s shareholders.

Special Redemptions.  Although it is the present policy of the Funds to redeem shares in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if

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payment of large redemptions were made wholly in cash, the Funds will pay the redemption price in whole or in part by a distribution of portfolio instruments in lieu of cash, in conformity with the applicable rules of the SEC, taking such instruments at the same value used to determine net asset value and selecting the instruments in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurs, shareholders receiving instruments and selling them before their maturity could receive less than the redemption value of such instruments and could also incur transaction costs. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem portfolio shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the portfolio during any 90-day period for any one shareholder of record. Distributions of portfolio instruments in redemption of shares is a taxable event to the redeeming shareholder for federal income tax purposes.

Exchange Privilege.  Shareholders of Class N and Class I shares may exchange their shares for shares of the corresponding class of other William Blair Funds in accordance with the provisions below.

Class N Shares.  Class N shares of the William Blair Funds may be exchanged for each other at their relative net asset values.

Class I Shares.  Class I shares of the William Blair Funds may be exchanged for each other at their relative net asset values. Class I shares may also be exchanged for Class N shares of the Ready Reserves Fund. Additionally, clients of William Blair & Company, L.L.C. whose shares were converted into Class I shares on September 30, 1999 may exchange their Class I shares only for the Class I shares of another William Blair Fund whose shares they held on September 30, 1999 and which shares were converted into Class I shares; otherwise, such clients may only exchange their Class I shares for Class N shares of another William Blair Fund.

General.  Exchanges will be effected by redeeming your shares and purchasing shares of the other William Blair Fund or William Blair Funds requested. Shares of a William Blair Fund with a value in excess of $1 million acquired by exchange from another William Blair Fund may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The Funds reserve the right to reject any exchange order for any reason, including excessive, short-term (market timing) or other abusive trading practices that may disrupt portfolio management. The total value of shares being exchanged must at least equal the minimum investment requirement of the William Blair Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder’s adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other William Blair Funds from dealers, other firms or the Distributor. Exchanges may be accomplished by a written request or by telephone if the shareholder has given authorization. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for the William Blair Funds that are available for sale in the shareholder’s state of residence.

Conversion Privilege.  Class N shareholders who are eligible to invest in Class I shares may request a conversion of their Class N shares to Class I shares of the same Fund, and Class I shareholders who are eligible to invest in Class N shares may request a conversion of their Class I shares to Class N shares of the same Fund, if such class is offered in the shareholder’s state of residence. For federal income tax purposes, a same-Fund conversion is not expected to result in the realization by the investor of a capital gain or loss.

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GENERAL TRUST INFORMATION

Determination of Net Asset Value.  For each Fund, net asset value is determined as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m., Central time (4:00 p.m. Eastern time). Net asset value is not determined on the days that the New York Stock Exchange is closed, which generally includes the observance of New Year’s Day, Dr. Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Domestic Equity Securities.  The market value of domestic equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices. Investments in mutual funds, which are not traded on an exchange, are valued at their respective net asset value per share.

Foreign Equity Securities.  The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when a Fund computes its net asset values could cause the value of foreign equity securities to no longer be representative or accurate, and as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, a Fund may use an independent pricing service to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices).

Domestic and Foreign Fixed-Income Securities.  Fixed-income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Derivative Instruments.  Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Futures contracts (and options thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Subsidiary.  A Fund’s shares of its respective Subsidiary are valued at the net asset value per share of the Subsidiary, which is calculated using the same valuation procedures as the Fund. In addition, for the Commodity Fund, the Commodity Fund Subsidiary’s investment in the Swap is fair valued based on the calculation of the Index by the counterparty. The fair value is based on inputs that are not readily available in the marketplace and which primarily are the underlying baskets of commodity investments on which the Swap is valued. The counterparty calculates the Index on each day the commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in London and New York City and on which TARGET (the Trans-European Automated Real-time Gross settlement Express Transfer system) is open.

Other Valuation Factors.  Securities, and other assets, for which a market price is not available, is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a

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significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

Federal Income Tax Matters.  The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable federal income tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (“IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Fund Taxation.  Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify in the future. As such, and by complying with the applicable provisions of the Code regarding the sources of its income, the amount and timing of its distributions and the diversification of its assets, each Fund generally will not be subject to federal income tax on its taxable income (including net short-term and net long-term capital gains) that is distributed to shareholders in accordance with the requirements of the Code. However, a Fund would be subject to federal income tax (currently at a maximum rate of 35%) on any undistributed taxable income.

In order to qualify as a regulated investment company, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (“qualifying income”), (ii) distribute with respect to each taxable year an amount equal to or exceeding the sum of 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the determination of dividends paid, and 90% of its tax-exempt interest income, net of expense allocable thereto and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities with such other securities limited, with respect to each issuer, to an amount no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (b) have no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Each Fund intends to declare and make distributions during the calendar year of an amount sufficient to prevent imposition of a nondeductible 4% federal excise tax. The required distribution generally is the sum of (1) at least 98% of a Fund’s ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gain net income for the twelve-month period ending on October 31 of such calendar year and (3) the sum of all undistributed ordinary income and capital gain net income from any prior year, less any over-distribution from any prior year.

If in any taxable year a Fund fails to qualify as a regulated investment company under the Code, such Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, a Fund’s distributions (including net tax-exempt interest income and net long-term capital gains, if any), to the extent derived from its current or

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accumulated earnings and profits, would generally constitute dividends. Such income would generally be eligible for the dividends received deduction available to corporate shareholders and individual and other non-corporate shareholders generally would be able to treat such distributions as “qualified dividend income” eligible for reduced rates of federal income taxation, provided in both cases certain holding period and other requirements are satisfied.

Gains from direct investments in commodities and income from certain commodity-linked derivative instruments do not constitute qualifying income. The federal income tax treatment of commodity-linked notes and certain other derivative instruments in which a Fund may invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If a Fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other non-qualifying income, causes the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level. For the Commodity Fund, as discussed above under “Investment Practices—Wholly Owned Subsidiary,” the Commodity Fund intends to invest a portion of its assets in the Commodity Fund Subsidiary. In addition, to the extent the Macro Fund seeks to invest in commodities, the Macro Fund may gain exposure to the commodity market by investing a portion of its assets in the Macro Fund Subsidiary. The Funds have applied for a private letter ruling from the IRS confirming that the income and gains earned through their respective Subsidiaries constitute qualifying income under the Code. The IRS has currently suspended the issuance of such private letter rulings. There can be no assurance that the IRS will not change its position with respect to some or all of the conclusions reached in a private letter ruling. The Commodity Fund currently is relying on advice of tax counsel with respect to the tax treatment of income from the Commodity Fund Subsidiary. If the IRS were to change its position, the Board of Trustees may authorize a significant change in the Commodity Funds’ investment strategy.

A foreign corporation, such as the Commodity Fund Subsidiary or the Macro Fund Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that each Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if a Subsidiary’s activities were determined not to be of the type described in the safe harbor, then the activities of the Subsidiary may constitute a U.S. trade or business, and be subject to U.S. federal income tax.

In general, a foreign corporation, such as the Commodity Fund Subsidiary or the Macro Fund Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business, subject to certain exemptions, including among others, exemptions for capital gains, portfolio interest and income from notional principal contracts. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that a material amount of a Subsidiary’s income will be subject to such withholding tax. In addition, each Subsidiary intends to properly certify its status as a non-U.S. person to each custodian and withholding agent to avoid the U.S. backup withholding requirements discussed below.

For federal income tax purposes, each Subsidiary will be treated as a controlled foreign corporation (“CFC”) and the applicable Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, each Fund will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all or substantially all of each Subsidiary’s income will be “subpart F income.” Each Fund’s recognition of its Subsidiary’s “subpart F income” will increase the Fund’s basis in its shares of the Subsidiary. Distributions by a Subsidiary to the applicable Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s basis in its shares of the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of a Subsidiary’s underlying income. Therefore, each Fund’s

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investment in its Subsidiary may cause the Fund to realize more ordinary income than would be the case if the Fund invested directly in the investments held by its Subsidiary. If a net loss is realized by a Subsidiary, such loss is not generally available to offset other income earned by the applicable Fund.

If a Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues, as discussed above.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Special federal income tax provisions may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of a Fund’s securities. Specifically, the mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options on broad-based equity indicies, forward contracts, futures and foreign currency futures held by the Fund at the end of its taxable year. Under these provisions, 60% of any gain or loss deemed to be recognized at the end of a Fund’s taxable year or arising from actual sales of such positions during the taxable year will generally be treated as long-term capital gain or loss, and 40% of any such gain or loss will generally be treated as short-term capital gain or loss. Although certain foreign currency forward contracts and foreign currency futures contracts are marked-to-market, any gain or loss related to foreign currency fluctuations is generally treated as ordinary income or loss under Section 988 of the Code (see below). In addition, the straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the portfolio has unrealized gains in offsetting positions at year end. Furthermore, a Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

Generally, the character of the income or capital gains that a Fund receives from another investment company, including certain ETFs, will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g.,

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long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Each Fund may invest to a limited degree in publicly traded partnerships that are treated as partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership, which generally includes MLPs, is treated as qualifying income from which a Fund must derive 90% of its gross income. However, at the end of each quarter of its taxable year, no more than 25% of the value of a Fund’s total assets may be invested in securities of qualified publicly traded partnerships. Income a Fund derives from an entity taxed as a partnership but not a qualified publicly traded partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. For federal income tax purposes, a Fund will be taxable on its allocable share of the income of an entity taxed as a partnership regardless of whether the Fund receives any distribution from the partnership. Thus, a Fund may be required to sell other securities in order to satisfy the distribution requirements imposed upon regulated investment companies and to avoid federal income and excise taxes. Distributions from a partnership to a Fund will constitute a return of capital to the extent of the Fund’s basis in the partnership. If a Fund’s basis is reduced to zero, distributions will constitute capital gains for federal income tax purposes. It is anticipated that the A Share Fund will be taxed as a partnership but not a qualified publicly traded partnership for federal income tax purposes.

Each Fund may invest to a limited degree in royalty income trusts. Distributions from such trusts will be treated as dividend income eligible under the 90% income test described above if the trust is treated as a corporation for U.S. federal income tax purposes. The Funds intend to invest only in royalty income trusts treated as corporations for U.S. federal income tax purposes.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions that involve certain foreign currency-denominated securities, certain foreign currency options, foreign currency forward contracts, foreign currencies or payables or receivables denominated in a foreign currency are generally subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. For example, if a Fund sold a foreign bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in higher net ordinary income, the dividends paid by a Fund will be increased.

If a Fund receives an “excess distribution” with respect to stock in a passive foreign investment company (“PFIC”), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. A foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under a qualified electing fund election that currently is available in certain circumstances, a Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. In addition, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal

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income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Funds have elected to mark-to-market their investments, if any, in PFICs. A Fund’s intention to qualify annually as a regulated investment company may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

Each of the Commodity Fund Subsidiary and the Macro Fund Subsidiary may be classified as a PFIC. However, the CFC rules discussed above will generally supersede the PFIC rules.

The Macro Fund’s investments in REIT equity securities may result in the Macro Fund’s receipt of cash in excess of the REIT’s earnings; if the Macro Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require the Macro Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Macro Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Macro Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS, a portion of the Macro Fund’s income from residual interests in real estate mortgage investment conduits (“REMICs”) or from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides that excess inclusion income of a regulated investment company, such as the Macro Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or taxable mortgage pool interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Shareholder Taxation.  Shareholders will be subject to federal income taxes on distributions made by the Funds out of earnings and profits whether received in cash or additional shares of the Funds. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than qualified dividend income, if any, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by a Fund to its non-corporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied at both the Fund and shareholder levels. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to non-corporate shareholders at a maximum federal income tax rate of 15% (or 20% for

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certain high income individuals), without regard to how long a shareholder has held shares of a Fund. Distributions of net investment income received by corporate shareholders of a Fund may qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations during the year, provided that certain holding period and other requirements under the Code are satisfied at both the Fund and shareholder levels. Generally, however, dividends received on stocks of foreign issuers are not eligible for the dividends received deduction. It is not expected that the Commodity Fund’s dividends will be eligible for qualified dividend income treatment or will qualify for the dividends received deduction.

To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a Fund’s shareholders to be treated as qualified dividend income, the Fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with an exception for stock that is readily tradable on an established securities market in the United States) or (b) treated as a PFIC for its current or preceding taxable year.

Distributions declared by a Fund during October, November or December to shareholders of record during such months and paid by January 31 of the following year will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they are declared, rather than in the calendar year in which they are received. After the close of each calendar year, each Fund will notify its shareholders of the amount and type of dividends and distributions it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such a period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain dividends paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (TIN), certify that it is correct, and certify that he, she or it is not subject to backup withholding under IRS regulations. If a shareholder fails to provide a TIN or the proper tax certifications, a Fund

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is required to withhold 28% of all the distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. A Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

Foreign Taxation.  Investment income received or capital gains recognized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

If a Fund is eligible to do so, it may make an election permitted under the “pass through” provisions of Section 853 of the Code, which allows a regulated investment company to elect to have its foreign tax credit taken by its shareholders. To be eligible for this credit, more than 50% of the value of the Fund’s total assets at the close of its taxable year must consist of stock or securities in foreign corporations, and the Fund must have distributed at least 90% of its (i) investment company taxable income (determined without regard to the deduction for dividends paid) and (ii) net tax-exempt interest income, if any, for such taxable year.

If a Fund is eligible for and makes this election, it may not take any foreign tax credit and may not take a deduction for foreign taxes paid. Instead, each shareholder would include in his, her or its gross income, and treat as paid by such shareholder, his, her or its proportionate share of the foreign taxes paid by a Fund and may take either a credit or deduction for such foreign taxes on his, her or its federal income tax return, subject in each case to certain limitations contained in the Code. No deduction may be claimed by a shareholder who does not itemize deductions for federal income tax purposes.

If a Fund is not eligible for the election to pass through to its shareholders their proportionate shares of any foreign taxes paid by the Fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund and will not be required to include such taxes in their gross income.

If the U.S. Government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the Fund, the Board of Trustees will promptly review the Funds’ policies to determine whether significant changes in its investments are appropriate.

Other Taxes.  Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding the application of federal, foreign, state and local taxes to their particular situation.

Non-U.S. investors who invest in the Funds when such investment is not treated as being effectively connected with the conduct of a U.S. trade or business will generally be subject to U.S. federal income tax treatment that is different from that described above and in the Prospectus. Such investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as dividends and certain other payments from the Fund, and must provide the Fund with an effective IRS Form W-8 or authorized substitute for Form W-8. However, effective for taxable years of a Fund beginning before January 1, 2014, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in the Funds.

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S.

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real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if the Macro Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Macro Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Macro Fund and (b) distributions received by the Macro Fund from a lower-tier regulated investment company or REIT that the Macro Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons. (However, absent the enactment of legislation, on or after January 1, 2014, this “look-through” treatment for distributions by the Macro Fund to foreign persons applies only to such distributions that are attributable to distributions received by the Macro Fund from a lower-tier REIT and are required to be treated as USRPI gain in the Macro Fund’s hands.) If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of the Macro Fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Macro Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign persons (i.e., those whose interest in the Macro Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Macro Fund that such distribution is qualified short-term gain or net capital gain) and the Macro Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons.

In addition, if the Macro Fund is a United States real property holding corporation or former United States real property holding corporation, the Macro Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2014, no withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities. Unless legislation is enacted extending this exemption, beginning on January 1, 2014, such withholding will be required, without regard to whether a fund or the regulated investment company in which it invests is domestically controlled.

Retirement Plans.  The Trust offers a variety of retirement investment programs whereby contributions are invested in shares of the Trust’s funds and any income dividends or capital gain distributions are reinvested in additional full and fractional shares of the funds.

The discussion below is a general summary of certain federal income tax rules pertaining to specific qualified retirement plans and accounts. These rules are complex and subject to many conditions and limitations. Investors are advised to consult with a tax professional regarding the application of these rules to their particular circumstances.

Individual Retirement Accounts.  One type of tax-deferred retirement plan that may hold shares in the funds is an Individual Retirement Account (“IRA”). There are two kinds of IRAs that an individual may establish: traditional IRAs and Roth IRAs. With a traditional IRA, an individual may be able to make a deductible contribution of up to the lesser of $5,500 (or $6,500 for those persons age 50 or older before the close of the taxable year) or the amount of the individual’s earned income. However, an individual can make deductible contributions to a traditional IRA only if he or she is under the age of 70 1/2 during the taxable tax year in which the contribution is made. In addition, an individual who is (or who has a spouse who is) an active participant in an employer-sponsored retirement plan may not be able to deduct the full amount of the IRA contributions; the amount, if any, of IRA contributions that are deductible by such an individual is determined by the individual’s (and spouse’s, if

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applicable) adjusted gross income for the year. Distributions made from deductible contributions to a traditional IRA are taxable.

Even if an individual is not permitted to make a deductible contribution to an IRA for a taxable year, the individual may be able to make nondeductible contributions up to the lesser of $5,500 (or $6,500 for those 50 and over) or 100% of earned income for that year. A spouse may also contribute up to $5,500 (or $6,500 for those 50 and over) into his or her own IRA, subject to certain limitations. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Lump sum distributions from another qualified retirement plan may generally be rolled over into a traditional IRA tax-free if such amounts are rolled over within 60 days after receipt of the distribution. These rollovers may be subject to a 20% withholding, unless there is direct trustee-to-trustee transfer.

With a Roth IRA, an individual may make only nondeductible contributions; an individual can make contributions equal to the lesser of $5,500 (or $6,500 for those age 50 and older) or the amount of the individual’s earned income for any taxable year, reduced by the amount of contributions for the tax year made to all other IRAs, but only if the individual’s (and spouse’s, if applicable) modified adjusted gross income for the year is less than $112,000 for single individuals or $178,000 for married individuals. The maximum contribution amount phases out and falls to zero between $112,000 and $127,000 for single persons, and between $178,000 and $188,000 for married persons filing jointly and between $0 and $10,000 for married persons filing separately. Contributions to a Roth IRA may be made even after the individual attains age 70 1/2, unlike traditional IRAs. Distributions from a Roth IRA that satisfy certain requirements will not be includable in income when received. Distributions of earnings not satisfying these requirements will generally be taxable for federal income tax purposes. For taxable years beginning after December 31, 2009, all taxpayers regardless of adjusted gross income generally may convert a traditional IRA into a Roth IRA. The amounts that are converted from a traditional IRA to a Roth IRA are generally taxable in the year of conversion; however, excluded from federal income tax would be those amounts attributable to nondeductible or “after-tax” contributions.

Under the Code, an investor has at least seven days in which to revoke an IRA after receiving certain explanatory information about the plan. Individuals who have received distributions from certain qualified plans may roll over all or part of such distributions into an IRA, which will generally defer taxes on the distributions and shelter investment earnings.

Coverdell Education Savings Account.  A Coverdell Education Savings Account, formerly known as an education IRA (“CESA”), provides a method for saving for education expenses of a child; it is not designed for retirement savings. Generally, amounts held in a CESA may be used to pay for qualified higher education expenses at an eligible (post-secondary) educational institution and can also be used to cover certain qualified elementary and secondary education expenses. An individual may contribute to a CESA for the benefit of a child under 18 years old if the individual’s income does not exceed certain limits. The maximum contribution for the benefit of any one child is $2,000 per year. Contributions are not deductible, but earnings accumulate federal income tax-free until withdrawal, and withdrawals used to pay qualified education expenses of the beneficiary (or transferred to a CESA of a qualified family member) generally will not be taxable for federal income tax purposes. Certain other withdrawals may be subject to tax. This income exclusion, however, may be reduced or not available in any year in which the HOPE Credit or the Lifetime Learning Credit is claimed.

Please call the Trust to obtain information regarding the establishment of an IRA, Roth IRA or CESA. An IRA plan custodian may charge fees in connection with establishing and maintaining such accounts. An investor should consult with a competent tax advisor for specific advice concerning his or her tax status and the possible benefits of establishing one or more IRAs and/or CESAs. The description above is very general in nature; there are numerous other rules applicable to these plans to be considered before establishing one.

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Simplified Employee Pension Plans.  An employer may establish a Simplified Employee Pension (SEP) plan under which the employer makes contributions to all eligible employees’ IRAs. The Funds’ shares may be used for this purpose.

Qualified Retirement Plans.  A corporation, partnership or sole proprietorship may establish a defined contribution retirement plan (such as a qualified money purchase pension or profit sharing plan) and make contributions for each participant up to the lesser of each participant’s gross compensation or $51,000, or such lower limits as may be established by the terms of a plan. Such contributions may be made by the employer and, if certain conditions are met, participants may also make nondeductible voluntary contributions.

Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be “rolled over.” The 20% withholding requirement, however, does not apply to distributions from traditional IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders are advised to consult with a tax professional regarding this requirement.

Shareholders should consult their tax advisors about the application of the provisions of tax law, including foreign, state and local tax laws, in light of their particular tax situations before investing in the Funds and before setting up a qualified retirement plan.

Independent Registered Public Accounting Firm.  The Trust’s independent registered public accounting firm is Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606. Ernst & Young audits and reports upon the Trust’s annual financial statements, reviews certain regulatory reports, reviews the Trust’s federal and state tax returns and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

Legal Counsel.  Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, is the counsel to the Trust and the independent trustees of the Trust.

Custodian.  The Trust’s custodian, State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, has custody of all securities and cash of the Trust and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust, as well as certain bookkeeping, data processing and administrative services pertaining to the Trust’s operations, including compliance monitoring and preparation of the Trust’s tax returns. The Advisor pays State Street’s compliance monitoring fees. The custodian for IRAs may be State Street.

Transfer Agent Services.  Boston Financial Data Services, Inc. (“BFDS”), 2000 Crown Colony Drive, Quincy, MA 02169, is the Trust’s transfer agent and dividend-paying agent. BFDS, as the shareholder service agent, provides certain bookkeeping, data processing and administrative services pertaining to the maintenance of shareholder accounts.

Reports to Shareholders.  Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHAREHOLDER RIGHTS

The Funds are two of twenty-six series currently established by the Trust. All shares of each William Blair Fund have equal rights with respect to dividends, assets and liquidation of a portfolio and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of trustees, to elect all the trustees. All shares of each William Blair Fund will be voted in the aggregate,

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except when a separate vote by a Fund is required under the 1940 Act. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights.

Under Delaware law, the Trust generally is not required to hold annual shareholders’ meetings. Upon the written request of ten or more shareholders that have held Trust shares for at least six months in an amount equal to the lesser of 1% of the outstanding shares or $25,000, the Trust will either disseminate appropriate materials (at the expense of the requesting shareholders) or provide such shareholders access to a list of names and addresses of all shareholders of record. The written notice must state that the shareholders making such request wish to communicate with the other shareholders to obtain the signatures necessary to demand a meeting to consider removal of a trustee. The Trust will hold shareholders’ meetings when requested to do so in writing by one or more shareholders collectively holding at least 10% of the shares entitled to vote, such request specifying the purpose or purposes for which each meeting is to be called, or when determined by a majority of the Board of Trustees in their discretion. Shareholders’ meetings also will be held in connection with the following matters: (1) the election or removal of trustees, if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust; (4) certain amendments to the Declaration of Trust; (5) any merger, consolidation or sale of assets; (6) incorporation of the Trust; and (7) such additional matters as may be required by law, the Declaration of Trust, the By-Laws of the Trust or any registration of the Trust with the SEC or any state, or that the trustees may consider necessary or desirable, such as changes in fundamental investment objectives, policies or restrictions.

The trustees serve until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of their successors or until a director sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote or by a majority of the trustees. In accordance with the 1940 Act, the Trust will hold a shareholders’ meeting for the election of trustees at such time that (1) less than a majority of the trustees has been elected by the shareholders and (2) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders. A trustee may be removed from office by a vote of the holders of a majority of the outstanding shares entitled to vote.

TRUST HISTORY

The Trust is a Delaware statutory trust organized under a Declaration of Trust dated September 3, 1999. The Trust was formerly organized as a Maryland corporation on September 22, 1987 under the name of William Blair Ready Reserves, Inc. (the “Company”). On April 30, 1991, a reorganization of the Company and Growth Industry Shares, Inc., a Maryland corporation, occurred such that Growth Industry Shares, Inc. was reorganized into a separate portfolio of the Company, the Growth Fund, and the Company changed its name to William Blair Mutual Funds, Inc. On December 15, 1999, the Company was reorganized into the Trust and changed its name to William Blair Funds. The Trust operates as an open-end, management investment company, as defined in the 1940 Act. Presently, the Trust is offering shares of twenty-six William Blair Funds described in separate prospectuses. Except for the Commodity Fund, all of the series of the Trust are diversified portfolios. The Commodity Fund is a non-diversified portfolio. The Board of Trustees of the Trust may, however, establish additional portfolios with different investment objectives, policies and restrictions in the future.

FINANCIAL INFORMATION OF THE TRUST

The Funds’ audited financial statements, including the notes thereto, contained in the Funds’ annual report to shareholders for the period ended October 31, 2012, and report of independent registered public accounting firm, are incorporated herein by reference. In addition, the Funds’ unaudited financial statements, including the notes thereto, contained in the Funds’ semi-annual report to shareholders for the period ended April 30, 2013 are incorporated herein by reference. Additional copies of the reports to shareholders may be obtained without charge by writing or calling the Trust.

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APPENDIX A

RATINGS OF DEBT OBLIGATIONS

COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor’s for commercial paper:

“A-1” - Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2” - Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

“A-3” - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

“B” - Issue has only a speculative capacity for timely payment.

“C” - Issue has a doubtful capacity for payment.

“D” - Issue is in payment default. The “D” category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired when S&P believes such payments will be made during such grace period.

“D” - Securities are in actual or imminent payment default.

Fitch Ratings’ short-term ratings apply generally to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

“F-1+” - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

“F-2” - Securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

“F-3” - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

“F-S” - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for commercial paper:

“Not Prime” - Issuer does not fall within any of the Prime rating categories.

“Prime-1” - Issuer or related supporting institutions are considered to have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuer or related supporting institutions are considered to have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

“Prime-3” - Issuer or related supporting institutions have an acceptable ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

CORPORATE LONG-TERM DEBT RATINGS

The following summarizes the ratings used by Standard & Poor’s for corporate and municipal debt:

“AAA” - This designation represents the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment is extremely strong.

“AA” - An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C” - Debt is regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - Debt is more vulnerable to non-payment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to non-payment.

“C” - The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

“D” - An obligation rated “D” is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. “D” rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“r” - This rating is attached to highlight derivative, hybrid, and certain other obligations that S& P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba,” “B,” “Caa,” “Ca,” and “C” - Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds).

“Caa,” “Ca” and “C” bonds may be in default.

Con. (-) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

The following summarizes the highest four ratings used by Fitch Ratings for corporate and municipal bonds:

“AAA” - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA” - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

“A” - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” - Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

“BB” - Bonds considered to be speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

“B” - Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

“CCC” - Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

“CC” - Bonds are minimally protected. Default in payments of interest and/or principal seems probable over time.

“C” - Bonds are in imminent default in payment of interest or principal.

“DDD,” “DD” and “D” - Bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these securities, and “D” represents the lowest potential for recovery.

To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “C” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

William Blair Funds

Prospectus

October 31, 2013

October 31, 2013

William Blair Funds

US Equity Funds	Class N	Class I	Institutional Class
Growth Fund	WBGSX	BGFIX	N/A
Large Cap Growth Fund	LCGNX	LCGFX	N/A
Large Cap Value Fund	WLVNX	BLVIX	N/A
Mid Cap Growth Fund	WCGNX	WCGIX	N/A
Mid Cap Value Fund	WMVNX	WMVIX	N/A
Small-Mid Cap Growth Fund	WSMNX	WSMDX	N/A
Small-Mid Cap Value Fund	BSMNX	WSMIX	N/A
Small Cap Growth Fund	WBSNX	WBSIX	N/A
Small Cap Value Fund	WBVDX	BVDIX	N/A

Global/International Funds	Class N	Class I	Institutional Class
Global Leaders Fund	WGGNX	WGFIX	BGGIX
Global Small Cap Growth Fund	BGSNX	WGLIX	BGSJX
International Leaders Fund	WILNX	WILIX	WILJX
International Equity Fund	WIENX	WIEIX	N/A
Institutional International Equity Fund	N/A	N/A	WIIEX
International Growth Fund	WBIGX	BIGIX	N/A
Institutional International Growth Fund	N/A	N/A	WBIIX
International Small Cap Growth Fund	WISNX	WISIX	WIISX
Emerging Markets Leaders Fund	WELNX	WBELX	WELIX
Emerging Markets Growth Fund	WBENX	WBEIX	BIEMX
Emerging Markets Small Cap Growth Fund	WESNX	BESIX	WESJX

Fixed Income Funds	Class N	Class I	Institutional Class
Bond Fund	WBBNX	WBFIX	BBFIX
Income Fund	WBRRX	BIFIX	N/A
Low Duration Fund	WBLNX	WBLIX	WBLJX
Ready Reserves Fund	WBRXX	N/A	N/A

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

William Blair Funds

222 West Adams Street

Chicago, Illinois 60606

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WILLIAM BLAIR GROWTH FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I
Management Fee	0.75%	0.75%
Distribution (Rule 12b-1) Fee	0.25%	None
Other Expenses	0.20%	0.14%

Total Annual Fund Operating Expenses	1.20%	0.89%

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$122	$381	$660	$1,455
Class I	91	284	493	1,096

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of domestic growth companies of all sizes that are expected to exhibit quality growth characteristics. The Fund invests primarily in equity securities issued by companies that typically have market capitalizations no smaller than the smallest capitalized company, and no larger than the largest capitalized company, included in the Russell 3000® Index at the time of the Fund’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund. To a limited extent, the Fund may also purchase stocks of companies with business characteristics and growth prospects of companies in the Russell 3000® Index, but that may have market capitalizations outside the range of companies included in the index.

The Russell 3000® Index is a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies. The size of companies in the Russell 3000® Index may change with market conditions. In addition, changes to the composition of the Russell 3000® Index can change the market capitalization range of the companies in the index. As of July 1, 2013, the Russell 3000® Index included securities issued by companies that ranged in size between $83 million and $402 billion.

In choosing investments, the Advisor performs fundamental company analysis and focuses on stock selection. The Advisor evaluates the extent to which a company meets the quality growth criteria set forth below. All of the criteria are evaluated relative to the valuation of the security. The weight given to a particular investment criterion will depend upon the circumstances, and Fund holdings may not meet all of the following criteria: (a) the company should be, or should have the expectation of becoming, a significant provider in the primary markets it serves, (b) the company should have some distinctive attribute relative to present or potential competitors (this may take the form of proprietary products or processes, a unique distribution system, an entrenched brand name or an especially strong financial position relative to its competition), (c) the company should participate in an industry expected to grow rapidly due to economic factors or technological change or should grow through market share gains in its industry and (d) the company should have a strong management team.

PRINCIPAL RISKS OF INVESTING:    The Fund’s returns will vary, and you could lose money by investing in the Fund. Because the Fund invests most of its assets in equity securities of domestic growth companies, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of those companies or market and economic conditions. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Advisor for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles. The securities of small capitalized (“small cap”) and medium capitalized (“mid cap”) companies may be more volatile and less liquid than the securities of large capitalized (“large cap”) companies. In addition, small and mid cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets invested in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY:    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns.    The bar chart below provides an illustration of how the Fund’s performance has varied in each of the last ten calendar years for Class N shares.

Highest Quarterly Return 20.40% (2Q09)	Lowest Quarterly Return (25.20)% (4Q08)
The year to date return through September 30, 2013 is 20.91%

Average Annual Total Returns (For the periods ended December 31, 2012).    The table shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I shares. After-tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class N Shares
Return Before Taxes	15.67%	2.32%	7.59%
Return After Taxes on Distributions	15.17%	2.06%	7.04%
Return After Taxes on Distributions and Sale of Fund Shares	10.86%	1.94%	6.60%

Class I Shares
Return Before Taxes	16.03%	2.65%	7.92%

Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes)	15.21%	3.15%	7.69%
S&P 500 (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    David C. Fording, a Partner of the Advisor, and John F. Jostrand, a Partner of the Advisor, co-manage the Fund. Mr. Fording has co-managed the Fund since 2006. Mr. Jostrand has managed or co-managed the Fund since 2001.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase.    The minimum initial investment for a regular account or Individual Retirement Account is $2,500. The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.    The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR LARGE CAP GROWTH FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair Large Cap Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I
Management Fee	0.80%	0.80%
Distribution (Rule 12b-1) Fee	0.25%	None
Other Expenses	0.52%	0.43%

Total Annual Fund Operating Expenses	1.57%	1.23%
Fee Waiver and/or Expense Reimbursement*	0.37%	0.28%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.95%

*	The Advisor has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.20% and 0.95% of average daily net assets for Class N and Class I shares, respectively, until October 31, 2014. The Advisor may not terminate this arrangement prior to October 31, 2014 unless the investment advisory agreement is terminated.

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$122	$459	$820	$1,836
Class I	97	363	649	1,464

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of large capitalized (“large cap”) companies. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of large cap domestic growth companies that are expected to exhibit quality growth characteristics. For purposes of the Fund, the Advisor considers a company to be a large cap company if it has a market capitalization no smaller than the smallest capitalized company included in the Russell 1000® Index at the time of the Fund’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund. To a limited extent, the Fund may also purchase stocks of companies with business characteristics and growth prospects similar to large cap companies, but that may have market capitalizations below the market capitalization of the smallest member of the Russell 1000® Index.

The Russell 1000® Index is a widely recognized, unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index. The companies in the Russell 1000® Index are considered representative of large cap companies. The size of companies in the Russell 1000® Index may change with market conditions. In addition, changes to the composition of the Russell 1000® Index can change the market capitalization range of the companies included in the index. As of July 1, 2013, the Russell 1000® Index included securities issued by companies that ranged in size between $785 million and $402 billion.

In choosing investments, the Advisor performs fundamental company analysis and focuses on stock selection. The Advisor evaluates the extent to which a company meets the quality growth criteria set forth below. All of the criteria are evaluated relative to the valuation of the security. The weight given to a particular investment criterion will depend upon the circumstances, and Fund holdings may not meet all of the following criteria: (a) the company should be, or should have the expectation of becoming, a significant provider in the primary markets it serves, (b) the company should have some distinctive attribute relative to present or potential competitors (this may take the form of proprietary products or processes, a unique distribution system, an entrenched brand name or an especially strong financial position relative to its competition), (c) the company should participate in an industry expected to grow rapidly due to economic factors or technological change or should grow through market share gains in its industry and (d) the company should have a strong management team.

PRINCIPAL RISKS OF INVESTING:    The Fund’s returns will vary, and you could lose money by investing in the Fund. Because the Fund invests most of its assets in equity securities of large cap domestic growth companies, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of those companies or market and economic conditions. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Advisor for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets invested in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY:    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns.    The bar chart below provides an illustration of how the Fund’s performance has varied in each of the last ten calendar years for Class N shares.

Highest Quarterly Return 18.02% (1Q12)	Lowest Quarterly Return (23.78)% (4Q08)
The year to date return through September 30, 2013 is 18.55%

Average Annual Total Returns (For the periods ended December 31, 2012).    The table shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I shares. After-tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class N Shares
Return Before Taxes	18.31%	1.60%	5.42%
Return After Taxes on Distributions	18.31%	1.60%	5.42%
Return After Taxes on Distributions and Sale of Fund Shares	11.90%	1.36%	4.76%

Class I Shares
Return Before Taxes	18.78%	1.87%	5.69%

Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	3.12%	7.52%

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    James S. Golan, a Partner of the Advisor, and David P. Ricci, a Partner of the Advisor, co-manage the Fund. Mr. Golan has co-managed the Fund since 2005. Mr. Ricci has co-managed the Fund since 2011.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase.    The minimum initial investment for a regular account or Individual Retirement Account is $2,500. The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.    The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR LARGE CAP VALUE FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair Large Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I
Management Fee	0.80%	0.80%
Distribution (Rule 12b-1) Fee	0.25%	None
Other Expenses	3.20%	3.26%

Total Annual Fund Operating Expenses	4.25%	4.06%
Fee Waiver and/or Expense Reimbursement*	3.05%	3.11%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.95%

*	The Advisor has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business to 1.20% and 0.95% of average daily net assets for Class N and Class I shares, respectively, until October 31, 2014. The Advisor may not terminate this arrangement prior to October 31, 2014 unless the investment advisory agreement is terminated. The Advisor is entitled to reimbursement for a period of three years subsequent to the Fund’s commencement of operations on October 24, 2011 for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio is below the expense limitation.

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$122	$1,011	$1,914	$4,229
Class I	97	950	1,819	4,064

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large capitalized (“large cap”) companies. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of large cap domestic companies that the Advisor believes offer a long-term investment value. These are typically companies that have been financially sound historically, but are temporarily out of favor. For purposes of the Fund, the Advisor considers a company to be a large cap company if it has a market capitalization no smaller than the smallest capitalized company included in the Russell 1000® Value Index at the time of the Fund’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund. To a limited extent, the Fund may also purchase equity securities of companies with business characteristics and value prospects similar to large cap companies, but that may have market capitalizations below the market capitalization of the smallest member of the Russell 1000® Value Index.

The Russell 1000® Value Index is a widely recognized, unmanaged index that measures the performance of the large cap value segment of the U.S. equity universe that includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The companies in the Russell 1000® Value Index are considered representative of large cap value companies. The size of companies in the Russell 1000® Value Index may change with market conditions. In addition, changes to the composition of the Russell 1000® Value Index can change the market capitalization range of the companies in the index. As of July 1, 2013, the Russell 1000® Value Index included securities issued by companies that ranged in size between $785 million and $402 billion.

The Advisor employs a value-investing approach focusing primarily on established companies that offer capital growth and future dividend payments and whose stock prices appear to be undervalued relative to the general market. In choosing investments, the Advisor performs fundamental company analysis and focuses on stock selection. The Advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the Russell 1000® Index. The Advisor then compares a company’s stock price to its book value, cash flow and free cash flow yield. The Advisor also analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The Advisor assembles the Fund’s portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries. The Advisor may favor securities from different sectors and industries at different times while maintaining diversification in terms of industries and companies represented.

The Advisor will normally sell a security when the Advisor believes the growth potential or income potential of the security has changed, other investments offer better opportunities or when the Advisor deems the risk/reward potential of the investment to be no longer optimal.

PRINCIPAL RISKS OF INVESTING:    The Fund’s returns will vary, and you could lose money by investing in the Fund. Because the Fund invests most of its assets in equity securities of large cap domestic value companies, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of those companies or market and economic conditions. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result. Different investment styles (e.g., value vs. growth, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Advisor for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles. Because the Fund is new, investors bear the risk that the Fund may not be able to implement its investment strategies or attract sufficient assets. Separate accounts managed by the Advisor may invest in the

Fund, and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets invested in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY:    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns.    The bar chart below provides an illustration of the Fund’s performance in the calendar year since the Fund started for Class N shares.

Highest Quarterly Return 14.67% (1Q12)	Lowest Quarterly Return (4.82)% (2Q12)
The year to date return through September 30, 2013 is 19.76%

Average Annual Total Returns (For the periods ended December 31, 2012).    The table shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I shares. After-tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Life of the Fund (since October 24, 2011)
Class N Shares
Return Before Taxes	16.92%	13.87%
Return After Taxes on Distributions	16.78%	13.71%
Return After Taxes on Distributions and Sale of Fund Shares	11.19%	11.80%

Class I Shares
Return Before Taxes	17.28%	14.17%

Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	17.51%	16.13%

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    David F. Hone, an Associate of the Advisor, manages the Fund. Mr. Hone has managed the Fund since its inception in 2011.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase.    The minimum initial investment for a regular account or Individual Retirement Account is $2,500. The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.    The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR MID CAP GROWTH FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair Mid Cap Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I
Management Fee	0.95%	0.95%
Distribution (Rule 12b-1) Fee	0.25%	None
Other Expenses	0.22%	0.12%

Total Annual Fund Operating Expenses	1.42%	1.07%
Fee Waiver and/or Expense Reimbursement*	0.07%	0.00%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%	1.07%

*	The Advisor has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.35% of average daily net assets for Class N shares until October 31, 2014. The Advisor may not terminate this arrangement prior to October 31, 2014 unless the investment advisory agreement is terminated.

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for Class N shares for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$137	$442	$770	$1,696
Class I	109	340	590	1,306

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of medium capitalized (“mid cap”) companies. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of mid cap domestic growth companies that are expected to exhibit quality growth characteristics. For purposes of the Fund, the Advisor considers a company to be a mid cap company if it has a market capitalization no smaller than the smallest capitalized company, and no larger than the largest capitalized company, included in the Russell Midcap® Index at the time of the Fund’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund. To a limited extent, the Fund may also purchase stocks of companies with business characteristics and growth prospects similar to mid cap companies, but that may have market capitalizations above the market capitalization of the largest member, or below the market capitalization of the smallest member, of the Russell Midcap® Index.

The Russell Midcap® Index measures the performance of the 800 companies with the lowest market capitalizations in the Russell 1000® Index. The companies in the Russell Midcap® Index are considered representative of mid cap companies. The size of companies in the Russell Midcap® Index may change with market conditions. In addition, changes to the composition of the Russell Midcap® Index can change the market capitalization range of companies included in the index. As of July 1, 2013, the Russell Midcap® Index included securities issued by companies that ranged in size between $785 million and $28 billion.

In choosing investments, the Advisor performs fundamental company analysis and focuses on stock selection. The Advisor evaluates the extent to which a company meets the quality growth criteria set forth below. All of the criteria are evaluated relative to the valuation of the security. The weight given to a particular investment criterion will depend upon the circumstances, and Fund holdings may not meet all of the following criteria: (a) the company should be, or should have the expectation of becoming, a significant provider in the primary markets it serves, (b) the company should have some distinctive attribute relative to present or potential competitors (this may take the form of proprietary products or processes, a unique distribution system, an entrenched brand name or an especially strong financial position relative to its competition), (c) the company should participate in an industry expected to grow rapidly due to economic factors or technological change or should grow through market share gains in its industry and (d) the company should have a strong management team.

PRINCIPAL RISKS OF INVESTING:    The Fund’s returns will vary, and you could lose money by investing in the Fund. Because the Fund invests most of its assets in equity securities of mid cap domestic growth companies, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of those companies or market and economic conditions. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Advisor for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles. The securities of mid cap companies may be more volatile and less liquid than securities of large cap companies. In addition, mid cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets invested in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY:    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns.    The bar chart below provides an illustration of how the Fund’s performance has varied in each of the calendar years since the Fund started for Class N shares.

Highest Quarterly Return 18.57% (2Q09)	Lowest Quarterly Return (22.57)% (4Q08)
The year to date return through September 30, 2013 is 20.79%

Average Annual Total Returns (For the periods ended December 31, 2012).    The table shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I shares. After-tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Life of the Fund (since February 1, 2006)
Class N Shares
Return Before Taxes	10.90%	4.42%	5.92%
Return After Taxes on Distributions	10.54%	4.09%	5.51%
Return After Taxes on Distributions and Sale of Fund Shares	7.57%	3.78%	5.06%

Class I Shares
Return Before Taxes	11.30%	4.71%	6.22%

Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	15.81%	3.23%	4.57%

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    Robert C. Lanphier IV, a Partner of the Advisor, and David P. Ricci, a Partner of the Advisor, co-manage the Fund. Mr. Lanphier has co-managed the Fund since its inception in 2006. Mr. Ricci has co-managed the Fund since its inception in 2006.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase.    The minimum initial investment for a regular account or Individual Retirement Account is $2,500. The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.    The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR MID CAP VALUE FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair Mid Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I
Management Fee	0.95%	0.95%
Distribution (Rule 12b-1) Fee	0.25%	None
Other Expenses	2.20%	2.18%

Total Annual Fund Operating Expenses	3.40%	3.13%
Fee Waiver and/or Expense Reimbursement*	2.05%	2.03%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%	1.10%

*	The Advisor has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.35% and 1.10% of average daily net assets for Class N and Class I shares, respectively, until October 31, 2014. The Advisor may not terminate this arrangement prior to October 31, 2014 unless the investment advisory agreement is terminated.

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$137	$854	$1,593	$3,547
Class I	112	775	1,462	3,297

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium capitalized (“mid cap”) companies. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of mid cap domestic companies that the Advisor believes offer a long-term investment value. For purposes of the Fund, the Advisor considers a company to be a mid cap company if it has a market capitalization no larger than the largest capitalized company, and no smaller than the smallest capitalized company, included in the Russell Midcap® Value Index at the time of the Fund’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund. To a limited extent, the Fund may also purchase equity securities of companies with business characteristics and value prospects similar to mid cap companies, but that may have market capitalizations above the market capitalization of the largest member, or below the market capitalization of the smallest member, of the Russell Midcap® Value Index.

The Russell Midcap® Value Index is a widely recognized, unmanaged index of common stocks that measures the performance of the mid cap value segment of the U.S. equity universe that includes those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The companies in the Russell Midcap® Value Index are considered representative of mid cap value companies. The size of companies in the Russell Midcap® Value Index may change with market conditions. In addition, changes to the composition of the Russell Midcap® Value Index can change the market capitalization range of the companies included in the index. As of July 1, 2013, the Russell Midcap® Value Index included securities issued by companies that ranged in size between $785 million and $21 billion.

In choosing investments, the Advisor performs fundamental company analysis and focuses on stock selection. The Advisor evaluates the extent to which a company meets the following criteria set forth below. All of the criteria are evaluated relative to the valuation of the security. The weight given to a particular investment criterion will depend upon the circumstances, and Fund holdings may not meet all of the following criteria: (a) the company’s current market value should reflect a material discount from the Advisor’s estimate of the company’s value, (b) the company should have a reasonable expectation of improving its level of profitability over a three-year investment horizon, (c) the company should have a capable and skilled management team and a clearly articulated and logical business strategy with a reasonable probability of successful execution, (d) the company should have a relatively simple, clean capital structure without excessive use of financial leverage (the company should adhere to conservative and straightforward accounting practices) and (e) there should be a likelihood that the company will undergo a positive corporate change within a three-year investment horizon.

PRINCIPAL RISKS OF INVESTING:    The Fund’s returns will vary, and you could lose money by investing in the Fund. Because the Fund invests most of its assets in equity securities of mid cap domestic value companies, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of those companies or market and economic conditions. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result. Different investment styles (e.g., value vs. growth, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Advisor for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles. The securities of mid cap companies may be more volatile and less liquid than the securities of large capitalized companies. In addition, mid cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets invested in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY:    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the

Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns.    The bar chart below provides an illustration of how the Fund’s performance has varied in each of the calendar years since the Fund started for Class N shares.

Highest Quarterly Return 14.09% (4Q11)	Lowest Quarterly Return (17.49)% (3Q11)
The year to date return through September 30, 2013 is 21.25%

Average Annual Total Returns (For the periods ended December 31, 2012).    The table shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I shares. After-tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Life of the Fund (since May 3, 2010)
Class N Shares
Return Before Taxes	13.54%	7.93%
Return After Taxes on Distributions	12.81%	7.49%
Return After Taxes on Distributions and Sale of Fund Shares	9.78%	6.78%

Class I Shares
Return Before Taxes	13.77%	8.17%

Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	18.51%	8.81%

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    Mark T. Leslie, a Partner of the Advisor, David S. Mitchell, a Partner of the Advisor, and Chad M. Kilmer, a Partner of the Advisor, co-manage the Fund. Mr. Leslie has co-managed the Fund since its inception in 2010. Mr. Mitchell has co-managed the Fund since its inception in 2010. Mr. Kilmer has co-managed the Fund since its inception in 2010.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase.    The minimum initial investment for a regular account or Individual Retirement Account is $2,500. The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.    The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR SMALL-MID CAP GROWTH FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair Small-Mid Cap Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I
Management Fee	1.00%	1.00%
Distribution (Rule 12b-1) Fee	0.25%	None
Other Expenses	0.22%	0.20%

Total Annual Fund Operating Expenses	1.47%	1.20%
Fee Waiver and/or Expense Reimbursement*	0.12%	0.10%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%	1.10%

*	The Advisor has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.35% and 1.10% of average daily net assets for Class N and Class I shares, respectively, until October 31, 2014. The Advisor may not terminate this arrangement prior to October 31, 2014 unless the investment advisory agreement is terminated.

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$137	$453	$791	$1,747
Class I	112	371	650	1,446

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small capitalized (“small cap”) and medium capitalized (“mid cap”) companies. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of small cap and mid cap domestic growth companies that are expected to exhibit quality growth characteristics. For purposes of the Fund, the Advisor considers a company to be a small cap or mid cap company if it has a market capitalization no larger than the largest capitalized company included in the Russell Midcap® Index at the time of the Fund’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund. To a limited extent, the Fund may also purchase stocks of companies with business characteristics and growth prospects similar to small cap and mid cap companies, but that may have market capitalizations above the market capitalization of the largest member of the Russell Midcap® Index.

The Russell Midcap® Index measures the performance of the 800 companies with the lowest market capitalizations in the Russell 1000® Index. The size of companies in the Russell Midcap® Index may change with market conditions. In addition, changes to the composition of the Russell Midcap® Index can change the market capitalization range of companies included in the index. As of July 1, 2013, the Russell Midcap® Index included securities issued by companies that ranged in size between $785 million and $28 billion.

In choosing investments, the Advisor performs fundamental company analysis and focuses on stock selection. The Advisor evaluates the extent to which a company meets the quality growth criteria set forth below. All of the criteria are evaluated relative to the valuation of the security. The weight given to a particular investment criterion will depend upon the circumstances, and Fund holdings may not meet all of the following criteria: (a) the company should be, or should have the expectation of becoming, a significant provider in the primary markets it serves, (b) the company should have some distinctive attribute relative to present or potential competitors (this may take the form of proprietary products or processes, a unique distribution system, an entrenched brand name or an especially strong financial position relative to its competition), (c) the company should participate in an industry expected to grow rapidly due to economic factors or technological change or should grow through market share gains in its industry and (d) the company should have a strong management team.

PRINCIPAL RISKS OF INVESTING:    The Fund’s returns will vary, and you could lose money by investing in the Fund. Because the Fund invests most of its assets in equity securities of small cap and mid cap domestic growth companies, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of those companies or market and economic conditions. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Advisor for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles. The securities of small cap and mid cap companies may be more volatile and less liquid than securities of large cap companies. In addition, small and mid cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price.

The Fund involves a high level of risk and may not be appropriate for everyone.    You should only consider it for the aggressive portion of your portfolio. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets invested in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY:    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns The bar chart below provides an illustration of how the Fund’s performance has varied in each of the calendar years since the Fund started for Class N shares.

Highest Quarterly Return 22.08% (2Q09)	Lowest Quarterly Return (23.38)% (4Q08)
The year to date return through September 30, 2013 is 31.81%

Average Annual Total Returns (For the periods ended December 31, 2012).    The table shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I shares. After-tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Life of the Fund (since December 29, 2003)
Class N Shares
Return Before Taxes	12.20%	4.23%	7.34%
Return After Taxes on Distributions	11.76%	3.80%	6.77%
Return After Taxes on Distributions and Sale of Fund Shares	8.51%	3.55%	6.31%

Class I Shares
Return Before Taxes	12.36%	4.50%	7.60%

Russell 2500TM Growth Index (reflects no deduction for fees, expenses or taxes)	16.13%	4.07%	7.07%

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    Karl W. Brewer, a Partner of the Advisor, Robert C. Lanphier IV, a Partner of the Advisor, and Matthew A. Litfin, a Partner of the Advisor, co-manage the Fund. Mr. Brewer has co-managed the Fund since its inception in 2003. Mr. Lanphier has co-managed the Fund since its inception in 2003. Mr. Litfin has co-managed the Fund since 2009.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase.    The minimum initial investment for a regular account or Individual Retirement Account is $2,500. The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.    The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR SMALL-MID CAP VALUE FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair Small-Mid Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I
Management Fee	1.00%	1.00%
Distribution (Rule 12b-1) Fee	0.25%	None
Other Expenses	5.09%	4.88%

Total Annual Fund Operating Expenses	6.34%	5.88%
Fee Waiver and/or Expense Reimbursement*	4.94%	4.73%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.40%	1.15%

*	The Advisor has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.40% and 1.15% of average daily net assets for Class N and Class I shares, respectively, until October 31, 2014. The Advisor may not terminate this arrangement prior to October 31, 2014 unless the investment advisory agreement is terminated. The Advisor is entitled to reimbursement for a period of three years subsequent to the Fund’s commencement of operations on December 15, 2011 for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio is below the expense limitation.

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$143	$1,439	$2,700	$5,709
Class I	117	1,328	2,517	5,400

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalized (“small cap”) and medium capitalized (“mid cap”) companies. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of small cap and mid cap domestic companies that the Advisor believes offer a long-term investment value. For purposes of the Fund, the Advisor considers a company to be a small cap or mid cap company if it has a market capitalization no larger than the largest capitalized company included in the Russell Midcap® Value Index at the time of the Fund’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund. To a limited extent, the Fund may also purchase equity securities of companies with business characteristics and value prospects similar to small and mid cap companies, but that may have market capitalizations above the market capitalization of the largest member of the Russell Midcap® Value Index.

The Russell Midcap® Value Index is a widely recognized, unmanaged index of common stocks that includes those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The size of companies in the Russell Midcap® Value Index may change with market conditions. In addition, changes to the composition of the Russell Midcap® Value Index can change the market capitalization range of the companies included in the index. As of July 1, 2013, the Russell Midcap® Value Index included securities issued by companies that ranged in size between $785 million and $21 billion.

In choosing investments, the Advisor performs fundamental company analysis and focuses on stock selection. The Advisor evaluates the extent to which a company meets the following criteria set forth below. All of the criteria are evaluated relative to the valuation of the security. The weight given to a particular investment criterion will depend upon the circumstances, and Fund holdings may not meet all of the following criteria: (a) the company’s current market value should reflect a material discount from the Advisor’s estimate of the company’s value, (b) the company should have a reasonable expectation of improving its level of profitability over a three-year investment horizon, (c) the company should have a capable and skilled management team and a clearly articulated and logical business strategy with a reasonable probability of successful execution, (d) the company should have a relatively simple, clean capital structure without excessive use of financial leverage (the company should adhere to conservative and straightforward accounting practices) and (e) there should be a likelihood that the company will undergo a positive corporate change within a three-year investment horizon.

PRINCIPAL RISKS OF INVESTING:    The Fund’s returns will vary, and you could lose money by investing in the Fund. Because the Fund invests most of its assets in equity securities of small cap and mid cap domestic value companies, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of those companies or market and economic conditions. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result. Different investment styles (e.g., value vs. growth, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Advisor for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles. The securities of small cap and mid cap companies may be more volatile and less liquid than the securities of large capitalized companies. In addition, small and mid cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price.

The Fund involves a high level of risk and may not be appropriate for everyone.    You should only consider the Fund for the aggressive portion of your portfolio. Because the Fund is new, investors bear the risk that the Fund may not be able to implement its investment strategies or attract sufficient assets. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets invested in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY:    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns.    The bar chart below provides an illustration of the Fund’s performance in the calendar year since the Fund started for Class N shares.

Highest Quarterly Return 9.67% (1Q12)	Lowest Quarterly Return (4.62)% (2Q12)
The year to date return through September 30, 2013 is 25.69%

Average Annual Total Returns (For the periods ended December 31, 2012).    The table shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I shares. After-tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Life of the Fund (since December 15, 2011)
Class N Shares
Return Before Taxes	11.95%	16.18%
Return After Taxes on Distributions	10.96%	15.19%
Return After Taxes on Distributions and Sale of Fund Shares	8.14%	13.35%

Class I Shares
Return Before Taxes	12.22%	16.44%

Russell 2500® Value Index (reflects no deduction for fees, expenses or taxes)	19.21%	23.03%

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    Mark T. Leslie, a Partner of the Advisor, David S. Mitchell, a Partner of the Advisor, and Chad M. Kilmer, a Partner of the Advisor, co-manage the Fund. Mr. Leslie has co-managed the Fund since its inception in 2011. Mr. Mitchell has co-managed the Fund since its inception in 2011. Mr. Kilmer has co-managed the Fund since its inception in 2011.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase.    The minimum initial investment for a regular account or Individual Retirement Account is $2,500. The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.    The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR SMALL CAP GROWTH FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair Small Cap Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I
Management Fee	1.10%	1.10%
Distribution (Rule 12b-1) Fee	0.25%	None
Other Expenses	0.24%	0.25%

Total Annual Fund Operating Expenses	1.59%	1.35%
Fee Waiver and/or Expense Reimbursement*	0.09%	0.10%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50%	1.25%

*	The Advisor has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.50% and 1.25% of average daily net assets for Class N and Class I shares, respectively, until October 31, 2014. The Advisor may not terminate this arrangement prior to October 31, 2014 unless the investment advisory agreement is terminated.

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$153	$493	$857	$1,882
Class I	127	418	730	1,615

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small capitalized (“small cap”) companies. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of small cap domestic growth companies that are expected to exhibit quality growth characteristics. The Fund’s investments in small cap companies may include a significant weighting to micro-cap companies (i.e., those with market capitalizations of $250 million or less at the time of the Fund’s investment). For purposes of the Fund, the Advisor considers a company to be a small cap company if it has a market capitalization no larger than the largest capitalized company included in the Russell 2000® Index at the time of the Fund’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund. To a limited extent, the Fund may also purchase stocks of companies with business characteristics and growth prospects similar to small cap companies, but that may have market capitalizations above the market capitalization of the largest member of the Russell 2000® Index.

The Russell 2000® Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The companies in the Russell 2000® Index are considered representative of small cap companies. The size of companies in the Russell 2000® Index may change with market conditions. In addition, changes to the composition of the Russell 2000® Index can change the market capitalization range of the companies included in the index. As of July 1, 2013, the Russell 2000® Index included securities issued by companies that ranged in size between $83 million and $4 billion.

In choosing investments, the Advisor performs fundamental company analysis and focuses on stock selection. The Advisor evaluates the extent to which a company meets the quality growth criteria set forth below. All of the criteria are evaluated relative to the valuation of the security. The weight given to a particular investment criterion will depend upon the circumstances, and Fund holdings may not meet all of the following criteria: (a) the company should be, or should have the expectation of becoming, a significant provider in the primary markets it serves, (b) the company should have some distinctive attribute relative to present or potential competitors (this may take the form of proprietary products or processes, a unique distribution system, an entrenched brand name or an especially strong financial position relative to its competition), (c) the company should participate in an industry expected to grow rapidly due to economic factors or technological change or should grow through market share gains in its industry and (d) the company should have a strong management team.

PRINCIPAL RISKS OF INVESTING:    The Fund’s returns will vary, and you could lose money by investing in the Fund. Because the Fund invests most of its assets in equity securities of small cap domestic growth companies, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of those companies or market and economic conditions. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Advisor for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles. The securities of small cap companies may be more volatile and less liquid than securities of large cap companies. In addition, small cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price. These risks are intensified for investments in micro-cap companies.

The Fund involves a high level of risk and may not be appropriate for everyone.    You should only consider it for the aggressive portion of your portfolio. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets invested in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY:    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns.    The bar chart below provides an illustration of how the Fund’s performance has varied in each of the last ten calendar years for the Class N shares.

Highest Quarterly Return 37.12% (2Q09)	Lowest Quarterly Return (29.92)% (4Q08)
The year to date return through September 30, 2013 is 42.06%

Average Annual Total Returns (For the periods ended December 31, 2012).    The table shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I shares. After-tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class N Shares
Return Before Taxes	18.15%	1.40%	9.57%
Return After Taxes on Distributions	18.07%	1.19%	8.82%
Return After Taxes on Distributions and Sale of Fund Shares	11.89%	1.09%	8.28%

Class I Shares
Return Before Taxes	18.43%	1.69%	9.86%

Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	14.59%	3.49%	9.80%

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    Michael P. Balkin, a Partner of the Advisor, and Karl W. Brewer, a Partner of the Advisor, co-manage the Fund. Mr. Balkin co-managed the Fund from its inception in 1999 until 2005 and has co-managed the Fund since 2008. Mr. Brewer has managed or co-managed the Fund since its inception in 1999.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase.    The minimum initial investment for a regular account or Individual Retirement Account is $2,500. The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.    The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR SMALL CAP VALUE FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair Small Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I
Management Fee	1.10%	1.10%
Distribution (Rule 12b-1) Fee	0.25%	None
Other Expenses	0.25%	0.19%

Total Annual Fund Operating Expenses	1.60%	1.29%
Fee Waiver and/or Expense Reimbursement*	0.10%	0.04%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50%	1.25%

*	The Advisor has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.50% and 1.25% of average daily net assets for Class N and Class I shares, respectively, until October 31, 2014. The Advisor may not terminate this arrangement prior to October 31, 2014 unless the investment advisory agreement is terminated.

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$153	$495	$861	$1,892
Class I	127	405	704	1.553

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalized (“small cap”) companies. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of small cap domestic companies that the Advisor believes offer a long-term investment value. For purposes of the Fund, the Advisor considers a company to be a small cap company if it has a market capitalization no larger than the largest capitalized company included in the Russell 2000® Value Index at the time of the Fund’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund. To a limited extent, the Fund may also purchase stocks of companies with business characteristics and value prospects similar to small cap companies, but that may have market capitalizations above the market capitalization of the largest member of the Russell 2000® Value Index.

The Russell 2000® Value Index is a widely recognized, unmanaged index of common stocks that measures the performance of the small cap value segment of the U.S. equity universe that includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The companies in the Russell 2000® Value Index are considered representative of small cap value companies. The size of companies in the Russell 2000® Value Index may change with market conditions. In addition, changes to the composition of the Russell 2000® Value Index can change the market capitalization range of the companies included in the index. As of July 1, 2013, the Russell 2000® Value Index included securities issued by companies that ranged in size between $83 million and $3 billion.

In choosing investments, the Advisor performs fundamental company analysis and focuses on stock selection. The Advisor evaluates the extent to which a company meets the following criteria set forth below. All of the criteria are evaluated relative to the valuation of the security. The weight given to a particular investment criterion will depend upon the circumstances, and Fund holdings may not meet all of the following criteria: (a) the company’s current market value should reflect a material discount from the Advisor’s estimate of the company’s value, (b) the company should have a reasonable expectation of improving its level of profitability over a three-year investment horizon, (c) the company should have a capable and skilled management team and a clearly articulated and logical business strategy with a reasonable probability of successful execution, (d) the company should have a relatively simple, clean capital structure without excessive use of financial leverage (the company should adhere to conservative and straightforward accounting practices) and (e) there should be a likelihood that the company will undergo a positive corporate change within a three-year investment horizon.

PRINCIPAL RISKS OF INVESTING:    The Fund’s returns will vary, and you could lose money by investing in the Fund. Because the Fund invests most of its assets in equity securities of small cap domestic value companies, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of those companies or market and economic conditions. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result. Different investment styles (e.g., value vs. growth, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Advisor for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles. The securities of small cap companies may be more volatile and less liquid than the securities of large capitalized companies. In addition, small cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price. These risks are intensified for investments in micro-cap companies (i.e., companies with market capitalizations of $250 million or less).

The Fund involves a high level of risk and may not be appropriate for everyone.    You should only consider it for the aggressive portion of your portfolio. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets invested in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’

allocations in the separate accounts may substantially impact the Fund’s performance. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY:    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns.    The bar chart below provides an illustration of how the Fund’s performance has varied in each of the last ten calendar years for Class N shares.

Highest Quarterly Return 25.22% (2Q03)	Lowest Quarterly Return (23.20)% (4Q08)
The year to date return through September 30, 2013 is 27.77%

Average Annual Total Returns (For the periods ended December 31, 2012).    The table shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I shares. After-tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class N Shares
Return Before Taxes	12.49%	5.11%	8.76%
Return After Taxes on Distributions	12.32%	4.92%	6.95%
Return After Taxes on Distributions and Sale of Fund Shares	8.35%	4.38%	7.10%

Class I Shares
Return Before Taxes	12.73%	5.32%	8.98%

Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	18.05%	3.55%	9.50%

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    Mark T. Leslie, a Partner of the Advisor, David S. Mitchell, a Partner of the Advisor, and Chad M. Kilmer, a Partner of the Advisor, co-manage the Fund. Mr. Leslie has co-managed the Fund since 2005. Mr. Mitchell has managed or co-managed the Fund since its inception in 1996. Mr. Kilmer has co-managed the Fund since 2006.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase.    The minimum initial investment for a regular account or Individual Retirement Account is $2,500. The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.    The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR GLOBAL LEADERS FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair Global Leaders Fund seeks long-term capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Institutional Class
Management Fee	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fee	0.25%	None	None
Other Expenses (includes a shareholder administration fee for Class N and Class I shares)	0.59%	0.56%	0.26%

Total Annual Fund Operating Expenses	1.84%	1.56%	1.26%
Fee Waiver and/or Expense Reimbursement*	0.34%	0.31%	0.16%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50%	1.25%	1.10%

*	The Advisor has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.50%, 1.25% and 1.10% of average daily net assets for Class N, Class I and Institutional Class shares, respectively, until October 31, 2014. The Advisor may not terminate this arrangement prior to October 31, 2014 unless the investment advisory agreement is terminated.

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$153	$546	$964	$2,131
Class I	127	462	821	1,830
Institutional Class	112	384	676	1,509

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    Under normal market conditions, the Fund invests at least 80% of its total assets in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by companies of all sizes worldwide that the Advisor believes have above-average growth, profitability and quality characteristics. The Advisor seeks investment opportunities in companies at different stages of development, ranging from large, well-established companies to smaller companies at earlier stages of development, that are leaders in their country, industry or globally in terms of products, services or execution. The Fund’s investments are normally allocated among at least six different countries and no more than 65% of the Fund’s equity holdings may be invested in securities of issuers in any one country at any given time. Under normal market conditions at least 40% of the Fund’s assets will be invested in companies located outside the United States. Normally, the Fund’s investments will be divided among the United States, Continental Europe, the United Kingdom, Canada, Japan and the markets of the Pacific Basin. The Fund may invest the greater of 35% of its net assets or twice the emerging markets component of the MSCI All Country World Investable Market Index (IMI) (net) in emerging markets, which include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.

In choosing investments, the Advisor performs fundamental company analysis and focuses on stock selection. The Advisor generally seeks equity securities, including common stocks, of companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Advisor will vary the Fund’s sector and geographic diversification based upon the Advisor’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, the Advisor will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

PRINCIPAL RISKS OF INVESTING:    The Fund’s returns will vary, and you could lose money by investing in the Fund. Because the Fund invests most of its assets in equity securities of companies throughout the world, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of those companies or market and economic conditions. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Advisor for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles. Foreign investments often involve additional risks, including political instability, differences in financial reporting standards and less stringent regulation of securities markets. Because the securities held by the Fund usually will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of the Fund’s investments. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities due to the higher custodial fees associated with foreign securities investments. These foreign investment risks are magnified in less-established, emerging markets. In addition, the Fund may invest in the securities of smaller companies, which may be more volatile and less liquid than securities of large companies. In addition, smaller companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price. To the extent the Fund invests a significant portion of its assets in one country, the Fund will be more vulnerable to the risks of adverse economic or political forces in that country.

The Fund involves a high level of risk and may not be appropriate for everyone.    You should only consider it for the aggressive portion of your portfolio. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets invested in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY:    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns.    The bar chart below provides an illustration of how the Fund’s performance has varied in each of the calendar years since the Fund started for Class N shares.

Highest Quarterly Return 22.51% (2Q09)	Lowest Quarterly Return (28.37)% (4Q08)
The year to date return through September 30, 2013 is 12.67%

Average Annual Total Returns (For the periods ended December 31, 2012).    The table shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I shares and Institutional Class shares. After-tax returns for Class I shares and Institutional Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Life of the Fund (since October 15, 2007)
Class N Shares
Return Before Taxes	17.25%	(0.66)%	(0.84)%
Return After Taxes on Distributions	17.20%	(0.69)%	(0.87)%
Return After Taxes on Distributions and Sale of Fund Shares	11.28%	(0.57)%	(0.72)%

Class I Shares
Return Before Taxes	17.64%	(0.41)%	(0.56)%

MSCI All Country World IMI (net) (reflects no deduction for fees, expenses or taxes)	16.38%	(0.73)%	(1.56)%

The Institutional Class shares were first issued on December 18, 2012 and do not have annual returns for a full calendar year. The returns for the Institutional Class shares will be substantially similar to those of the Class N shares shown in the bar chart and table above because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the Institutional Class shares will differ from the Class N shares only to the extent that the expenses of the classes differ.

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    W. George Greig, a Partner of the Advisor, Kenneth J. McAtamney, a Partner of the Advisor, and David C. Fording, a Partner of the Advisor, co-manage the Fund. Mr. Greig has managed or co-managed the Fund since its inception in 2007. Mr. McAtamney has co-managed the Fund since 2008. Mr. Fording has co-managed the Fund since 2013.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase.    The minimum initial investment for a regular account or Individual Retirement Account is $2,500. The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.    The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Institutional Class Share Purchase.    The minimum initial investment is $5 million. There is no minimum for subsequent purchases. The Distributor reserves the right to offer Institutional Class shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Institutional Class shares are only available to certain investors. See “Your Account—Institutional Class Shares” for additional information on eligibility requirements applicable to purchasing Institutional Class shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR GLOBAL SMALL CAP GROWTH FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair Global Small Cap Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Institutional Class
Management Fee	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fee	0.25%	None	None
Other Expenses* (includes a shareholder administration fee for Class N and Class I shares)	0.41%	0.41%	0.26%

Total Annual Fund Operating Expenses	1.66%	1.41%	1.26%
Fee Waiver and/or Expense Reimbursement**	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.65%	1.40%	1.25%

*	“Other Expenses” are estimated for the current fiscal year since the Fund did not commence operations until April 10, 2013.
**	The Advisor has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.65%, 1.40% and 1.25% of average daily net assets for Class N, Class I and Institutional Class shares, respectively, until October 31, 2014. The Advisor may not terminate this arrangement prior to October 31, 2014 unless the investment advisory agreement is terminated. The Advisor is entitled to reimbursement for a period of three years subsequent to the Fund’s commencement of operations on April 10, 2013 for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio is below the expense limitation.

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class N	$168	$522
Class I	143	445
Institutional Class	127	399

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not available.

PRINCIPAL INVESTMENT STRATEGIES:    Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalization (“small cap”) companies. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by small cap companies worldwide that the Advisor believes have above average growth, profitability and quality characteristics. For purposes of the Fund, the Advisor considers a company to be a small cap company if it has a float adjusted market capitalization at the time of purchase of $5 billion or less. Securities of companies whose float adjusted market capitalizations no longer meet this definition of small cap after purchase may continue to be held in the Fund. The Fund’s investments are normally allocated among at least six different countries and no more than 65% of the Fund’s equity holdings may be invested in securities of issuers in any one country at any given time. Under normal market conditions at least 40% of the Fund’s assets will be invested in companies located outside the United States. Normally, the Fund’s investments will be divided among the United States, Continental Europe, the United Kingdom, Canada, Japan and the markets of the Pacific Basin. The Fund may invest the greater of 35% of its net assets or twice the emerging markets component of the MSCI All Country World (ACWI) Small Cap Index (net) in emerging markets, which include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.

In choosing investments, the Advisor performs fundamental company analysis and focuses on stock selection. The Advisor generally seeks equity securities, including common stocks, of companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Advisor will vary the Fund’s sector and geographic diversification based upon the Advisor’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, the Advisor will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

PRINCIPAL RISKS OF INVESTING:    The Fund’s returns will vary, and you could lose money by investing in the Fund. Because the Fund invests most of its assets in equity securities of global small cap companies, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of those companies or market and economic conditions. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Advisor for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles. Foreign investments often involve additional risks, including political instability, differences in financial reporting standards and less stringent regulation of securities markets. Because the securities held by the Fund usually will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of the Fund’s investments. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities due to the higher custodial fees associated with foreign securities investments. These foreign investment risks are magnified in less-established, emerging markets. In addition, the Fund invests primarily in the securities of small cap companies, which may be more volatile and less liquid than securities of large companies. In addition, small cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price. These risks are intensified for investments in micro-cap companies (i.e., companies with market capitalizations of $250 million or less). To the extent the Fund invests a significant portion of its assets in one country, the Fund will be more vulnerable to the risks of adverse economic or political forces in that country.

The Fund involves a high level of risk and may not be appropriate for everyone.    You should only consider it for the aggressive portion of your portfolio. Because the Fund is new, investors bear the risk that the Fund may not be able to implement its investment strategies or attract sufficient assets. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY:    The bar chart and table showing the Fund’s annual returns and average annual total return are not included because the Fund does not have annual returns for a full calendar year.

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    Andrew G. Flynn, a Partner of the Advisor, and Matthew A. Litfin, a Partner of the Advisor, co-manage the Fund. Karl W. Brewer, a Partner of the Advisor, and Jeffrey A. Urbina, a Partner of the Advisor, are senior advisors on the Fund. Messrs. Flynn, Litfin, Brewer and Urbina have been members of the Fund’s portfolio management team since the Fund’s inception in 2013.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase.    The minimum initial investment for a regular account or Individual Retirement Account is $2,500. The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.    The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Institutional Class Share Purchase.    The minimum initial investment is $5 million. There is no minimum for subsequent purchases. The Distributor reserves the right to offer Institutional Class shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Institutional Class shares are only available to certain investors. See “Your Account—Institutional Class Shares” for additional information on eligibility requirements applicable to purchasing Institutional Class shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR INTERNATIONAL LEADERS FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair International Leaders Fund seeks long-term capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Institutional Class
Management Fee	0.95%	0.95%	0.95%
Distribution (Rule 12b-1) Fee	0.25%	None	None
Other Expenses* (includes a shareholder administration fee for Class N and Class I shares)	0.57%	0.57%	0.42%

Total Annual Fund Operating Expenses	1.77%	1.52%	1.37%
Fee Waiver and/or Expense Reimbursement**	0.32%	0.32%	0.32%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.45%	1.20%	1.05%

*	“Other Expenses” are estimated for the current fiscal year since the Fund did not commence operations until August 16, 2012.
**	The Advisor has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.45%, 1.20% and 1.05% of average daily net assets for Class N, Class I and Institutional Class shares, respectively, until October 31, 2014. The Advisor may not terminate this arrangement prior to October 31, 2014 unless the investment advisory agreement is terminated. The Advisor is entitled to reimbursement for a period of three years subsequent to the Fund’s commencement of operations on August 16, 2012 for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio is below the expense limitation.

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$148	$526	$929	$2,057
Class I	122	449	799	1,785
Institutional Class	107	402	719	1,618

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period (August 16, 2012 through December 31, 2012), the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    Under normal market conditions, the Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by companies of all sizes domiciled outside the U.S. that the Advisor believes have above-average growth, profitability and quality characteristics. Under normal market conditions, the Fund typically holds a limited number of securities (i.e., 40-80 securities). The Advisor seeks investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at earlier stages of development, that are leaders in their country, industry or globally in terms of products, services or execution. The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time. Normally, the Fund’s investments will be divided among Continental Europe, the United Kingdom, Canada, Japan and the markets of the Pacific Basin. The Fund may invest the greater of 40% of its net assets or twice the emerging markets component of the MSCI All Country World Ex-U.S. Investable Market Index (IMI) (net) in emerging markets, which include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.

In choosing investments, the Advisor performs fundamental company analysis and focuses on stock selection. The Advisor generally seeks equity securities, including common stocks, of companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Advisor will vary the Fund’s sector and geographic diversification based upon the Advisor’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, the Advisor will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

PRINCIPAL RISKS OF INVESTING:    The Fund’s returns will vary, and you could lose money by investing in the Fund. Because the Fund invests most of its assets in equity securities of foreign companies, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of those companies or market and economic conditions. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result. Because the Fund may focus its investments in a limited number of securities, its performance may be more volatile than a fund that invests in a greater number of securities. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Advisor for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles. Foreign investments often involve additional risks, including political instability, differences in financial reporting standards and less stringent regulation of securities markets. Because the securities held by the Fund usually will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of the Fund’s investments. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities due to the higher custodial fees associated with foreign securities investments. These foreign investment risks are magnified in less-established, emerging markets. In addition, the Fund may invest in the securities of smaller companies, which may be more volatile and less liquid than securities of large companies. In addition, smaller companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price. To the extent the Fund invests a significant portion of its assets in one country, the Fund will be more vulnerable to the risks of adverse economic or political forces in that country.

The Fund involves a high level of risk and may not be appropriate for everyone.    You should only consider it for the aggressive portion of your portfolio. Because the Fund is new, investors bear the risk that the Fund may not be able to implement its investment strategies or attract sufficient assets. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY:    The bar chart and table showing the Fund’s annual returns and average annual total return are not included because the Fund does not have annual returns for a full calendar year.

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    W. George Greig, a Partner of the Advisor, Kenneth J. McAtamney, a Partner of the Advisor, and Simon Fennell, a Partner of the Advisor, co-manage the Fund. Mr. Greig has co-managed the Fund since its inception in 2012. Mr. McAtamney has co-managed the Fund since its inception in 2012. Mr. Fennell has co-managed the Fund since 2013.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase.    The minimum initial investment for a regular account or Individual Retirement Account is $2,500. The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.    The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Institutional Class Share Purchase.    The minimum initial investment is $5 million. There is no minimum for subsequent purchases. The Distributor reserves the right to offer Institutional Class shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Institutional Class shares are only available to certain investors. See “Your Account—Institutional Class Shares” for additional information on eligibility requirements applicable to purchasing Institutional Class shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR INTERNATIONAL EQUITY FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair International Equity Fund seeks long-term capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I
Management Fee	1.10%	1.10%
Distribution (Rule 12b-1) Fee	0.25%	None
Other Expenses	0.36%	0.34%

Total Annual Fund Operating Expenses	1.71%	1.44%
Fee Waiver and/or Expense Reimbursement*	0.26%	0.24%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.45%	1.20%

*	The Advisor has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.45% and 1.20% of average daily net assets for Class N and Class I shares, respectively, until October 31, 2014. The Advisor may not terminate this arrangement prior to October 31, 2014 unless the investment advisory agreement is terminated.

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$148	$513	$904	$1,998
Class I	122	432	764	1,704

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by foreign large capitalization (“large cap”) and medium capitalization (“mid cap”) companies that the Advisor believes have above-average growth, profitability and quality characteristics. The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time. Normally, the Fund’s investments will be divided among Continental Europe, the United Kingdom, Canada, Japan and the markets of the Pacific Basin. The Fund may invest up to 20% of its net assets in emerging markets, which include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. To a limited extent, the Fund may also invest in small capitalization (“small cap”) companies.

In choosing investments, the Advisor performs fundamental company analysis and focuses on stock selection. The Advisor generally seeks equity securities, including common stocks, of companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Advisor will vary the Fund’s sector and geographic diversification based upon the Advisor’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, the Advisor will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

PRINCIPAL RISKS OF INVESTING:    The Fund’s returns will vary, and you could lose money by investing in the Fund. Because the Fund invests most of its assets in equity securities of foreign companies, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of those companies or market and economic conditions. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Advisor for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles. Foreign investments often involve additional risks, including political instability, differences in financial reporting standards and less stringent regulation of securities markets. Because the securities held by the Fund usually will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of the Fund’s investments. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities due to the higher custodial fees associated with foreign securities investments. These foreign investment risks are magnified in less-established, emerging markets. In addition, the Fund may invest in the securities of smaller companies, which may be more volatile and less liquid than securities of large companies. In addition, smaller companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price. To the extent the Fund invests a significant portion of its assets in one country, the Fund will be more vulnerable to the risks of adverse economic or political forces in that country.

The Fund involves a high level of risk and may not be appropriate for everyone.    You should only consider it for the aggressive portion of your portfolio. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets invested in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY:    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns.    The bar chart below provides an illustration of how the Fund’s performance has varied in each of the calendar years since the Fund started for Class N shares.

Highest Quarterly Return 22.86% (2Q09)	Lowest Quarterly Return (27.12)% (3Q08)
The year to date return through September 30, 2013 is 12.12%

Average Annual Total Returns (For the periods ended December 31, 2012).    The table shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I shares. After-tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Life of the Fund (since May 24, 2004)
Class N Shares
Return Before Taxes	17.57%	(5.03)%	4.01%
Return After Taxes on Distributions	16.84%	(5.23)%	3.70%
Return After Taxes on Distributions and Sale of Fund Shares	11.91%	(4.25)%	3.46%

Class I Shares
Return Before Taxes	17.89%	(4.80)%	4.28%

MSCI World Ex-U.S. (net) (reflects no deduction for fees, expenses or taxes)	16.41%	(3.43)%	5.98%

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    David Merjan, a Partner of the Advisor, manages the Fund. Mr. Merjan has managed or co-managed the Fund since 2008.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase.    The minimum initial investment for a regular account or Individual Retirement Account is $2,500. The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.    The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR INSTITUTIONAL INTERNATIONAL EQUITY FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair Institutional International Equity Fund seeks long-term capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	1.00%
Distribution (Rule 12b-1) Fee	None
Other Expenses	0.16%

Total Annual Fund Operating Expenses	1.16%
Fee Waiver and/or Expense Reimbursement	0.06%	*

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%

*	The Advisor has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.10% of average daily net assets until October 31, 2014. The Advisor may not terminate this arrangement prior to October 31, 2014 unless the investment advisory agreement is terminated.

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$363	$633	$1,404

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by foreign large capitalization

(“large cap”) and medium capitalization (“mid cap”) companies that the Advisor believes have above-average growth, profitability and quality characteristics. The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time. Normally, the Fund’s investments will be divided among Continental Europe, the United Kingdom, Canada, Japan and the markets of the Pacific Basin. The Fund may invest up to 30% of its net assets in emerging markets, which include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. To a limited extent, the Fund may also invest in small capitalization (“small cap”) companies.

In choosing investments, the Advisor performs fundamental company analysis and focuses on stock selection. The Advisor generally seeks equity securities, including common stocks, of companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons. The Advisor will vary the Fund’s sector and geographic diversification based upon the Advisor’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, the Advisor will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

PRINCIPAL RISKS OF INVESTING:    The Fund’s returns will vary, and you could lose money by investing in the Fund. Because the Fund invests most of its assets in equity securities of foreign companies, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of those companies or market and economic conditions. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Advisor for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles. Foreign investments often involve additional risks, including political instability, differences in financial reporting standards and less stringent regulation of securities markets. Because the securities held by the Fund usually will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of the Fund’s investments. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities due to the higher custodial fees associated with foreign securities investments. These foreign investment risks are magnified in less-established, emerging markets. In addition, the Fund may invest in the securities of smaller companies, which may be more volatile and less liquid than securities of large companies. In addition, smaller companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price. To the extent the Fund invests a significant portion of its assets in one country, the Fund will be more vulnerable to the risks of adverse economic or political forces in that country.

The Fund involves a high level of risk and may not be appropriate for everyone.    You should only consider it for the aggressive portion of your portfolio. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets invested in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY:    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns.    The bar chart below provides an illustration of how the Fund’s performance has varied in each of the calendar years since the Fund started.

Highest Quarterly Return 23.09% (2Q09)	Lowest Quarterly Return (27.47)% (3Q08)
The year to date return through September 30, 2013 is 12.48%

Average Annual Total Returns (For the periods ended December 31, 2012).    The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Life of the Fund (since December 1, 2004)
Return Before Taxes	18.31%	(4.93)%	3.62%
Return After Taxes on Distributions	18.07%	(5.16)%	3.15%
Return After Taxes on Distributions and Sale of Fund Shares	12.22%	(4.17)%	3.07%

MSCI World Ex-U.S. (net) (reflects no deduction for fees, expenses or taxes)	16.41%	(3.43)%	4.32%

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    David Merjan, a Partner of the Advisor, manages the Fund. Mr. Merjan has managed or co-managed the Fund since 2008.

PURCHASE AND SALE OF FUND SHARES:

Purchase.    The minimum initial investment is $5 million. There is no minimum for subsequent purchases. The Distributor reserves the right to offer shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Shares are only available to certain investors. See “Your Account—Institutional Class Shares” for additional information on eligibility requirements applicable to purchasing shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR INTERNATIONAL GROWTH FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair International Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I
Management Fee	1.00%	1.00%
Distribution (Rule 12b-1) Fee	0.25%	None
Other Expenses	0.19%	0.15%

Total Annual Fund Operating Expenses	1.44%	1.15%

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$147	$456	$787	$1,724
Class I	117	365	633	1,398

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    Under normal market conditions, the Fund invests at least 80% of its total assets in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by companies of all sizes domiciled outside the U.S. that the Advisor believes have above-average growth, profitability and quality characteristics. The Advisor seeks investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at earlier stages of development. The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time. Normally, the Fund’s investments will be divided among Continental Europe, the United Kingdom, Canada, Japan and the markets of the Pacific Basin. The Fund may invest the greater of 35% of its net assets or twice the emerging markets component of the MSCI All Country World Ex-U.S. Investable Market Index (IMI) (net) in emerging markets, which include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.

In choosing investments, the Advisor performs fundamental company analysis and focuses on stock selection. The Advisor generally seeks equity securities, including common stocks, of companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Advisor will vary the Fund’s sector and geographic diversification based upon the Advisor’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, the Advisor will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

PRINCIPAL RISKS OF INVESTING:    The Fund’s returns will vary, and you could lose money by investing in the Fund. Because the Fund invests most of its assets in equity securities of foreign companies, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of those companies or market and economic conditions. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Advisor for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles. Foreign investments often involve additional risks, including political instability, differences in financial reporting standards and less stringent regulation of securities markets. Because the securities held by the Fund usually will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of the Fund’s investments. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities due to the higher custodial fees associated with foreign securities investments. These foreign investment risks are magnified in less-established, emerging markets. In addition, the Fund may invest in the securities of smaller companies, which may be more volatile and less liquid than securities of large companies. In addition, smaller companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price. To the extent the Fund invests a significant portion of its assets in one country, the Fund will be more vulnerable to the risks of adverse economic or political forces in that country.

The Fund involves a high level of risk and may not be appropriate for everyone.    You should only consider it for the aggressive portion of your portfolio. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets invested in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY:    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns.    The bar chart below provides an illustration of how the Fund’s performance has varied in each of the last ten calendar years for Class N shares.

Highest Quarterly Return 28.32% (2Q09)	Lowest Quarterly Return (26.55)% (4Q08)
The year to date return through September 30, 2013 is 10.57%

Average Annual Total Returns (For the periods ended December 31, 2012).    The table shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I shares. After-tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class N Shares
Return Before Taxes	23.67%	(2.95)%	9.88%
Return After Taxes on Distributions	22.93%	(3.31)%	9.20%
Return After Taxes on Distributions and Sale of Fund Shares	15.90%	(2.59)%	8.74%

Class I Shares
Return Before Taxes	23.96%	(2.67)%	10.18%

MSCI All Country World Ex-U.S. IMI (net) (reflects no deduction for fees, expenses or taxes)	17.04%	(2.59)%	10.16%

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    W. George Greig, a Partner of the Advisor, Jeffrey A. Urbina, a Partner of the Advisor, and Simon Fennell, a Partner of the Advisor, co-manage the Fund. Mr. Greig has managed or co-managed the Fund since 1996. Mr. Urbina has co-managed the Fund since 2013. Mr. Fennell has co-managed the Fund since 2013.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase.    The minimum initial investment for a regular account or Individual Retirement Account is $2,500. The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.    The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR INSTITUTIONAL INTERNATIONAL GROWTH FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair Institutional International Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.94%
Distribution (Rule 12b-1) Fee	None
Other Expenses	0.04%

Total Annual Fund Operating Expenses	0.98%

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$100	$312	$542	$1,201

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    Under normal market conditions, the Fund invests at least 80% of its total assets in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by companies of all sizes domiciled outside the U.S. that the Advisor believes have above-average growth, profitability and quality characteristics. The Advisor seeks investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at earlier stages of development. The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time. Normally, the Fund’s investments will be divided among Continental Europe, the United Kingdom, Canada, Japan and the markets of the Pacific Basin. The Fund may invest the greater of 35% of its net assets or twice the emerging markets component of the MSCI All Country World Ex-U.S. Investable Market Index (IMI) (net) in emerging markets, which include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.

In choosing investments, the Advisor performs fundamental company analysis and focuses on stock selection. The Advisor generally seeks equity securities, including common stocks, of companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Advisor will vary the Fund’s sector and geographic diversification based upon the Advisor’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, the Advisor will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

PRINCIPAL RISKS OF INVESTING:    The Fund’s returns will vary, and you could lose money by investing in the Fund. Because the Fund invests most of its assets in equity securities of foreign companies, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of those companies or market and economic conditions. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Advisor for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles. Foreign investments often involve additional risks, including political instability, differences in financial reporting standards and less stringent regulation of securities markets. Because the securities held by the Fund usually will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of the Fund’s investments. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities due to the higher custodial fees associated with foreign securities investments. These foreign investment risks are magnified in less-established, emerging markets. In addition, the Fund may invest in the securities of smaller companies, which may be more volatile and less liquid than securities of large companies. In addition, smaller companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price. To the extent the Fund invests a significant portion of its assets in one country, the Fund will be more vulnerable to the risks of adverse economic or political forces in that country.

The Fund involves a high level of risk and may not be appropriate for everyone.    You should only consider it for the aggressive portion of your portfolio. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets invested in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY:    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns.    The bar chart below provides an illustration of how the Fund’s performance has varied in each of the last ten calendar years.

Highest Quarterly Return 28.07% (2Q09)	Lowest Quarterly Return (26.62)% (3Q08)
The year to date return through September 30, 2013 is 10.81%

Average Annual Total Returns (For the periods ended December 31, 2012).    The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years

Return Before Taxes	24.11%	(2.47)%	10.31%
Return After Taxes on Distributions	23.24%	(2.90)%	9.36%
Return After Taxes on Distributions and Sale of Fund Shares	16.18%	(2.22)%	9.04%

MSCI All Country World Ex-U.S. IMI (net) (reflects no deduction for fees, expenses or taxes)	17.04%	(2.59)%	10.16%

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    W. George Greig, a Partner of the Advisor, Jeffrey A. Urbina, a Partner of the Advisor, and Simon Fennell, a Partner of the Advisor, co-manage the Fund. Mr. Greig has managed or co-managed the Fund since its inception in 2002. Mr. Urbina has co-managed the Fund since 2013. Mr. Fennell has co-managed the Fund since 2013.

PURCHASE AND SALE OF FUND SHARES:

Purchase.    The minimum initial investment is $5 million. There is no minimum for subsequent purchases. The Distributor reserves the right to offer shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Shares are only available to certain investors. See “Your Account—Institutional Class Shares” for additional information on eligibility requirements applicable to purchasing shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR INTERNATIONAL SMALL CAP GROWTH FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair International Small Cap Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Institutional Class
Management Fee	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fee	0.25%	None	None
Other Expenses (includes a shareholder administration fee for Class N and Class I shares)	0.36%	0.30%	0.08%

Total Annual Fund Operating Expenses	1.61%	1.30%	1.08%

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$164	$508	$876	$1,911
Class I	132	412	713	1,568
Institutional Class	110	343	595	1,317

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small capitalization (“small cap”) companies. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by foreign small cap companies, that the Advisor believes have above-average growth, profitability and quality characteristics. For purposes of the Fund, the Advisor considers a company to be a small cap company if it has a float adjusted market capitalization at the time of purchase of $5 billion or less. Securities of companies whose float adjusted market capitalizations no longer meet this definition of small cap company after purchase may continue to be held in the Fund. The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time. Normally, the Fund’s investments will be divided among Continental Europe, the United Kingdom, Canada, Japan and the markets of the Pacific Basin. The Fund may invest the greater of 35% of its net assets or twice the emerging markets component of the MSCI All Country World Ex-U.S. Small Cap Index (net) in emerging markets, which include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.

In choosing investments, the Advisor performs fundamental company analysis and focuses on stock selection. The Advisor generally seeks equity securities, including common stocks, of companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Advisor will vary the Fund’s sector and geographic diversification based upon the Advisor’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, the Advisor will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

PRINCIPAL RISKS OF INVESTING:    The Fund’s returns will vary, and you could lose money by investing in the Fund. Because the Fund invests most of its assets in equity securities of foreign small cap companies, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of those companies or market and economic conditions. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Advisor for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles. Foreign investments often involve additional risks, including political instability, differences in financial reporting standards and less stringent regulation of securities markets. Because the securities held by the Fund usually will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of the Fund’s investments. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities due to the higher custodial fees associated with foreign securities investments. These foreign investment risks are magnified in less-established, emerging markets. In addition, the Fund invests primarily in the securities of small cap companies, which may be more volatile and less liquid than securities of large companies. In addition, small cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price. These risks are intensified for investments in micro-cap companies (i.e., companies with market capitalizations of $250 million or less). To the extent the Fund invests a significant portion of its assets in one country, the Fund will be more vulnerable to the risks of adverse economic or political forces in that country.

The Fund involves a high level of risk and may not be appropriate for everyone.    You should only consider it for the aggressive portion of your portfolio. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets invested in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY:    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns.    The bar chart below provides an illustration of how the Fund’s performance has varied in each of the calendar years since the Fund started for Class N shares.

Highest Quarterly Return 32.58% (2Q09)	Lowest Quarterly Return (29.47)% (4Q08)
The year to date return through September 30, 2013 is 19.69%

Average Annual Total Returns (For the periods ended December 31, 2012).    The table shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I shares and Institutional Class shares. After-tax returns for Class I shares and Institutional Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Life of the Fund (since November 1, 2005)
Class N Shares
Return Before Taxes	20.73%	0.21%	6.15%
Return After Taxes on Distributions	20.30%	0.05%	5.79%
Return After Taxes on Distributions and Sale of Fund Shares	13.83%	0.13%	5.25%

Class I Shares
Return Before Taxes	21.10%	0.56%	6.49%

Institutional Class Shares
Return Before Taxes	21.36%	0.74%	6.68%

MSCI All Country World Ex-U.S. Small Cap Index (net) (reflects no deduction for fees, expenses or taxes)	18.52%	(0.39)%	5.99%

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    Jeffrey A. Urbina, a Partner of the Advisor, and Andrew G. Flynn, a Partner of the Advisor, co-manage the Fund. Mr. Urbina has managed or co-managed the Fund since its inception in 2005. Mr. Flynn has co-managed the Fund since 2013.

PURCHASE AND SALE OF FUND SHARES:

Purchase.    The Fund is closed to new investors. Shares are only available to certain investors. See “Your Account—International Small Cap Growth Fund, Emerging Markets Growth Fund and Emerging Markets Small Cap Growth Fund” for information on eligibility requirements applicable to purchasing shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR EMERGING MARKETS LEADERS FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair Emerging Markets Leaders Fund seeks long-term capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Institutional Class
Management Fee	1.10%	1.10%	1.10%
Distribution (Rule 12b-1) Fee	0.25%	None	None
Other Expenses (includes a shareholder administration fee for Class N and Class I shares)	0.75%	0.65%	0.49%

Total Annual Fund Operating Expenses	2.10%	1.75%	1.59%
Fee Waiver and/or Expense Reimbursement*	0.45%	0.35%	0.34%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.65%	1.40%	1.25%

*	The Advisor has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.65%, 1.40% and 1.25% of average daily net assets for Class N, Class I and Institutional Class shares, respectively, until October 31, 2014. The Advisor may not terminate this arrangement prior to October 31, 2014 unless the investment advisory agreement is terminated.

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$168	$615	$1,088	$2,396
Class I	143	517	916	2,033
Institutional Class	127	469	834	1,861

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in emerging markets securities. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by emerging market companies of all sizes that the Advisor believes have above-average growth, profitability and quality characteristics. Under normal market conditions, the Fund typically holds a limited number of securities (i.e., 50-80 securities). The Advisor seeks investment opportunities in companies at different stages of development, ranging from large, well-established companies to smaller companies at earlier stages of development, that are leaders in their country, industry or globally in terms of products, services or execution. Emerging market companies, for purposes of the Fund, are companies organized under the laws of an emerging market country or that have securities traded principally on an exchange or over-the-counter in an emerging market country. Currently, emerging markets include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time.

In choosing investments, the Advisor performs fundamental company analysis and focuses on stock selection. The Advisor generally seeks equity securities, including common stocks, of emerging market companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth at reasonable valuation levels will be the primary focus. Stock selection will take into account both local and global comparisons.

The Advisor will vary the Fund’s sector and geographic diversification based upon the Advisor’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, the Advisor will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

PRINCIPAL RISKS OF INVESTING:    The Fund’s returns will vary, and you could lose money by investing in the Fund. Because the Fund invests most of its assets in equity securities of emerging market companies, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of those companies or market and economic conditions. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result. Because the Fund may focus its investments in a limited number of securities, its performance may be more volatile than a fund that invests in a greater number of securities. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Advisor for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles. Foreign investments often involve additional risks, including political instability, differences in financial reporting standards and less stringent regulation of securities markets. These risks may be greatly increased in emerging market countries because the securities of emerging market companies may be subject to greater volatility and less liquidity than companies in more developed markets. Because the securities held by the Fund usually will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of the Fund’s investments. The currencies of emerging market countries may experience a devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of the Fund’s assets denominated in such currencies. Many emerging market countries have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities due to the higher custodial fees associated with foreign securities investments. In addition, the Fund may invest in the securities of smaller companies, which may be more volatile and less liquid than securities of large companies. In addition, smaller companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price. To the extent the Fund invests a significant portion of its assets in one country, the Fund will be more vulnerable to the risks of adverse economic or political forces in that country.

The Fund involves a high level of risk and may not be appropriate for everyone.    You should only consider it for the aggressive portion of your portfolio. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets invested in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY:    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compare with that of broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns. The bar chart below provides an illustration of how the Fund’s performance has varied in each of the calendar years since the Fund started for Class I shares.

Highest Quarterly Return 33.74% (2Q09)	Lowest Quarterly Return (29.64)% (4Q08)
The year to date return through September 30, 2013 is (3.59)%

Average Annual Total Returns (For the periods ended December 31, 2012).    The table shows returns on a before-tax and after-tax basis for Class I shares and on a before-tax basis for Class N shares and Institutional

Class shares. After-tax returns for Class N shares and Institutional Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Share Class Inception (May 3, 2010)
Class N Shares
Return Before Taxes	20.37%	5.27%

MSCI Emerging Markets Index (net) (reflects no deduction for fees, expenses or taxes)	18.22%	4.29%
MSCI Emerging Markets Large Cap Index (net) (reflects no deduction for fees, expenses or taxes)	17.79%	4.40%

	1 Year	Life of the Fund (since March 26, 2008)
Class I Shares
Return Before Taxes	20.64%	0.60%
Return After Taxes on Distributions	20.52%	0.22%
Return After Taxes on Distributions and Sale of Fund Shares	13.57%	0.43%

Institutional Class Shares
Return Before Taxes	20.97%	0.75%

MSCI Emerging Markets Index (net) (reflects no deduction for fees, expenses or taxes)	18.22%	1.43%
MSCI Emerging Markets Large Cap Index (net) (reflects no deduction for fees, expenses or taxes)	17.79%	1.32%

On December 31, 2012, the Fund’s benchmark changed from the MSCI Emerging Markets Large Cap Index (net) to the MSCI Emerging Markets Index (net). The primary reason for this change is to compare the Fund to a benchmark that more closely reflects the market capitalization focus the Fund uses in its investment strategy.

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    Todd M. McClone, a Partner of the Advisor, and Jeffrey A. Urbina, a Partner of the Advisor, co-manage the Fund. Mr. McClone has co-managed the Fund since its inception in 2008. Mr. Urbina has co-managed the Fund since its inception in 2008.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase.    The minimum initial investment for a regular account or Individual Retirement Account is $2,500. The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.    The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Institutional Class Share Purchase.    The minimum initial investment is $5 million. There is no minimum for subsequent purchases. The Distributor reserves the right to offer Institutional Class shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Institutional Class shares are only available to certain investors. See “Your Account—Institutional Class Shares” for additional information on eligibility requirements applicable to purchasing Institutional Class shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR EMERGING MARKETS GROWTH FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair Emerging Markets Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Institutional Class
Management Fee	1.10%	1.10%	1.10%
Distribution (Rule 12b-1) Fee	0.25%	None	None
Other Expenses (includes a shareholder administration fee for Class N and Class I shares)	0.34%	0.31%	0.10%

Total Annual Fund Operating Expenses	1.69%	1.41%	1.20%

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$172	$533	$918	$1,998
Class I	144	446	771	1,691
Institutional Class	122	381	660	1,455

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in emerging markets securities. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by emerging market companies of all sizes that the Advisor believes have above-average growth, profitability and quality characteristics. Emerging market companies, for purposes of the Fund, are companies organized under the laws of an emerging market country or that have securities traded principally on an exchange or over-the-counter in an emerging market country. Currently, emerging markets include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time.

In choosing investments, the Advisor performs fundamental company analysis and focuses on stock selection. The Advisor generally seeks equity securities, including common stocks, of emerging market companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Advisor will vary the Fund’s sector and geographic diversification based upon the Advisor’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, the Advisor will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

PRINCIPAL RISKS OF INVESTING:    The Fund’s returns will vary, and you could lose money by investing in the Fund. Because the Fund invests most of its assets in equity securities of emerging market companies, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of those companies or market and economic conditions. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Advisor for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles. Foreign investments often involve additional risks, including political instability, differences in financial reporting standards and less stringent regulation of securities markets. These risks may be greatly increased in emerging markets countries because the securities of emerging market companies may be subject to greater volatility and less liquidity than companies in more developed markets. Because the securities held by the Fund usually will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of the Fund’s investments. The currencies of emerging market countries may experience a devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of the Fund’s assets denominated in such currencies. Many emerging market countries have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities due to the higher custodial fees associated with foreign securities investments. In addition, the Fund may invest in the securities of smaller companies, which may be more volatile and less liquid than securities of large companies. In addition, smaller companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price. To the extent the Fund invests a significant portion of its assets in one country, the Fund will be more vulnerable to the risks of adverse economic or political forces in that country.

The Fund involves a high level of risk and may not be appropriate for everyone.    You should only consider it for the aggressive portion of your portfolio. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets invested in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY:    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns.    The bar chart below provides an illustration of how the Fund’s performance has varied in each of the calendar years since the Fund started for Class N shares.

Highest Quarterly Return 34.01% (2Q09)	Lowest Quarterly Return (32.72)% (3Q08)
The year to date return through September 30, 2013 is (2.31)%

Average Annual Total Returns (For the periods ended December 31, 2012).    The table shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I shares and Institutional Class shares. After-tax returns for Class I shares and Institutional Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Life of the Fund (since June 6, 2005)
Class N Shares
Return Before Taxes	20.70%	(3.88)%	11.11%
Return After Taxes on Distributions	20.61%	(4.79)%	9.80%
Return After Taxes on Distributions and Sale of Fund Shares	13.58%	(3.57)%	9.46%

Class I Shares
Return Before Taxes	21.01%	(3.63)%	11.39%

Institutional Class Shares
Return Before Taxes	21.28%	(3.46)%	11.58%

MSCI Emerging Markets IMI (net) (reflects no deduction for fees, expenses or taxes)	18.68%	(0.70)%	11.50%

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    Todd M. McClone, a Partner of the Advisor, and Jeffrey A. Urbina, a Partner of the Advisor, co-manage the Fund. Mr. McClone has co-managed the Fund since its inception in 2005. Mr. Urbina has co-managed the Fund since its inception in 2005.

PURCHASE AND SALE OF FUND SHARES:

Purchase.    The Fund is closed to new investors. Shares are only available to certain investors. See “Your Account—International Small Cap Growth Fund, Emerging Markets Growth Fund and Emerging Markets Small Cap Growth Fund” for information on eligibility requirements applicable to purchasing shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR EMERGING MARKETS SMALL CAP GROWTH FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Institutional Class
Management Fee	1.10%	1.10%	1.10%
Distribution (Rule 12b-1) Fee	0.25%	None	None
Other Expenses (includes a shareholder administration fee for Class N and Class I shares)	3.41%	3.30%	1.22%

Total Annual Fund Operating Expenses	4.76%	4.40%	2.32%
Fee Waiver and/or Expense Reimbursement*	3.11%	3.00%	1.07%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.65%	1.40%	1.25%

*	The Advisor has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.65%, 1.40% and 1.25% of average daily net assets for Class N, Class I and Institutional Class shares, respectively, until October 31, 2014. The Advisor may not terminate this arrangement prior to October 31, 2014 unless the investment advisory agreement is terminated. The Advisor is entitled to reimbursement for a period of three years subsequent to the Fund’s commencement of operations on October 24, 2011 for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio is below the expense limitation.

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$168	$1,154	$2,145	$4,643
Class I	143	1,060	1,988	4,358
Institutional Class	127	622	1,143	2,573

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 78% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market small capitalization (“small cap”) companies. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by emerging market small cap companies that the Advisor believes have above average growth, profitability and quality characteristics. For purposes of the Fund, the Advisor considers a company to be a small cap company if it has a float adjusted market capitalization at the time of purchase no larger than the greater of $3 billion or the largest capitalized company included in the MSCI Emerging Markets Small Cap Index (net). Securities of companies whose float adjusted market capitalizations no longer meet this definition of small cap after purchase may continue to be held in the Fund. Emerging market companies, for purposes of the Fund, are companies organized under the laws of an emerging market country or that have securities traded principally on an exchange or over-the-counter in an emerging market country. Currently, emerging markets include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time.

In choosing investments, the Advisor performs fundamental company analysis and focuses on stock selection. The Advisor generally seeks equity securities, including common stocks, of emerging market companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Advisor will vary the Fund’s sector and geographic diversification based upon the Advisor’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, the Advisor will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

PRINCIPAL RISKS OF INVESTING:    The Fund’s returns will vary, and you could lose money by investing in the Fund. Because the Fund invests most of its assets in equity securities of emerging market small cap companies, the primary risk is that the value of the equity securities it holds might decrease in response to the activities of those companies or market and economic conditions. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Advisor for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles. Foreign investments often involve additional risks, including political instability, differences in financial reporting standards and less stringent regulation of securities markets. These risks may be greatly increased in emerging market countries because the securities of emerging market companies may be subject to greater volatility and less liquidity than companies in more developed markets. Because the securities held by the Fund usually will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of the Fund’s investments. The currencies of emerging market countries may experience a devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of the Fund’s assets denominated in such currencies. Many emerging market countries have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities due to the higher custodial fees associated with foreign securities investments. In addition, the Fund invests primarily in the securities of small cap companies, which may be more volatile and less liquid than securities of large companies. In addition, small cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price. These risks are intensified for investments in micro-cap companies (i.e., companies with market capitalizations of $250 million or less). To the extent the Fund invests a significant portion of its assets in one country, the Fund will be more vulnerable to the risks of adverse economic or political forces in that country.

The Fund involves a high level of risk and may not be appropriate for everyone.    You should only consider it for the aggressive portion of your portfolio. Because the Fund is new, investors bear the risk that the Fund may not be able to implement its investment strategies or attract sufficient assets. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY:    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns.    The bar chart below provides an illustration of the Fund’s performance in the calendar year since the Fund started for Class N shares.

Highest Quarterly Return 20.97% (1Q12)	Lowest Quarterly Return (5.52)% (2Q12)
The year to date return through September 30, 2013 is 6.24%

Average Annual Total Returns (For the periods ended December 31, 2012).    The table shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I shares and Institutional Class shares. After-tax returns for Class I shares and Institutional Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Life of the Fund (since October 24, 2011)
Class N Shares
Return Before Taxes	34.23%	25.19%
Return After Taxes on Distributions	34.12%	25.11%
Return After Taxes on Distributions and Sale of Fund Shares	22.39%	21.48%

Class I Shares
Return Before Taxes	34.62%	25.49%

MSCI Emerging Markets Small Cap Index (net) (reflects no deduction for fees, expenses or taxes)	22.22%	12.05%

The Institutional Class shares were first issued on December 20, 2012 and do not have annual returns for a full calendar year. The returns for the Institutional Class shares will be substantially similar to those of the Class N shares shown in the bar chart and table above because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the Institutional Class shares will differ from the Class N shares only to the extent that the expenses of the classes differ.

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    Todd M. McClone, a Partner of the Advisor, and Jeffrey A. Urbina, a Partner of the Advisor, co-manage the Fund. Mr. McClone has co-managed the Fund since its inception in 2011. Mr. Urbina has co-managed the Fund since its inception in 2011.

PURCHASE AND SALE OF FUND SHARES:

Purchase.    The Fund is closed to new investors. Shares are only available to certain investors. See “Your Account—International Small Cap Growth Fund, Emerging Markets Growth Fund and Emerging Markets Small Cap Growth Fund” for information on eligibility requirements applicable to purchasing shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR BOND FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Institutional Class
Management Fee	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fee	0.15%	None	None
Other Expenses (includes a shareholder administration fee for Class N and Class I shares )	0.36%	0.26%	0.08%

Total Annual Fund Operating Expenses	0.81%	0.56%	0.38%
Fee Waiver and/or Expense Reimbursement*	0.16%	0.06%	0.03%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.65%	0.50%	0.35%

*	The Advisor has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 0.65%, 0.50% and 0.35% of average daily net assets for Class N, Class I and Institutional Class shares, respectively, until October 31, 2014. The Advisor may not terminate this arrangement prior to October 31, 2014 unless the investment advisory agreement is terminated.

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$66	$243	$434	$987
Class I	51	173	307	696
Institutional Class	36	119	210	477

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. Other types of income producing securities, such as convertible bonds, hybrid bonds and preferred stock, may also be considered in seeking to achieve the Fund’s investment objective. The Fund’s investments may have variable rates of interest. The Fund invests primarily in U.S. dollar denominated, investment grade fixed-income securities. A security is considered to be investment grade if it is rated in one of the highest four categories by at least one of the following three nationally recognized statistical rating organizations: Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (the “Rating Organizations”). No more than 10% of the Fund’s net assets may be invested in below investment grade securities (e.g., high yield or junk bonds), which are securities rated below Baa/BBB, provided that the securities are rated “B –” or better by each of the Rating Organizations issuing a rating, or, if unrated, that the Advisor deems such securities to be of at least “B –” quality at the time of purchase. The Fund’s investments in below investment grade securities may have additional credit risk. In some cases, below investment grade securities may decline in credit quality or go into default.

The Fund’s assets will principally be invested in obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities; corporate debt securities issued by domestic and foreign companies; and mortgage-backed securities and asset-backed securities, which are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized (i.e., secured as to payment of interest and/or principal) by a portfolio or pool of assets, such as mortgages, debit balances on credit card accounts or U.S. Government securities. The Fund may also invest in Rule 144A securities.

The anticipated average duration for the Fund is a range within one year longer or shorter than the average duration of the Barclays U.S. Aggregate Index (the “Benchmark”). As of October 24, 2013, the modified adjusted duration of the Benchmark was 5.23 years. The duration of an instrument is different from the maturity of an instrument in that duration measures the average period remaining until the discounted value of the amounts due (principal and interest) under the instrument are to be paid, rather than the instrument’s stated final maturity. In addition, portfolio duration of five years means that if interest rates increased by one percent, the value of the portfolio would decrease by approximately five percent. For purposes of calculating duration, instruments allowing prepayment will be assigned a prepayment schedule by the Advisor based upon industry experience.

The Advisor emphasizes individual security selection, as well as shifts in the Fund’s portfolio among market sectors. To a lesser extent, the Advisor actively manages the Fund’s average duration relative to the Benchmark. The Fund does not invest in common stocks, foreign currency denominated securities or securities of which the coupon or principal payments are determined by commodity or equity indices.

PRINCIPAL RISKS OF INVESTING:    The Fund is subject to credit risk. The Fund’s net asset value and total return may be adversely affected by the inability of the issuers of the Fund’s securities to make interest payments or payment at maturity. The Fund’s investments in obligations issued or guaranteed by U.S. Government agencies or instrumentalities may not be backed by the full faith and credit of the United States and may differ in the degree of support provided by the U.S. Government. The Fund is also subject to interest rate risk. The value of income producing securities will generally decrease when interest rates rise, which means the Fund’s net asset value and total returns will likewise decrease in a rising interest rate environment. As of the date of this Prospectus, interest rates continue to be at historic lows. Investments with longer maturities, which typically provide higher yields than securities with shorter maturities, may subject the Fund to increased price changes resulting from market yield fluctuations. The Fund’s investments in mortgage-backed securities and asset-backed securities are subject to prepayment and extension risk. Prepayment of high interest rate mortgage-backed securities and asset-backed securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if the prepaid securities were acquired at a premium. Slower prepayments during periods of rising interest rates may increase the duration of the Fund’s mortgage-backed securities and asset-backed securities and reduce their value. Rule 144A securities are not registered for resale in the general securities market and may be classified as illiquid. The Fund’s investments in below investment grade securities may be less liquid than investment grade securities. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within a time period deemed desirable by the Fund. The Fund is also subject to income risk, which is the risk that the income received by the Fund may decrease as a result of a decline in interest rates. Foreign investments often involve additional risks, including political instability, differences in financial reporting standards and less stringent regulation of securities markets. Thus, the Fund’s returns will vary, and you could lose money by investing in the Fund. Of course, for all mutual funds there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets invested in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance.

FUND PERFORMANCE HISTORY:    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns.    The bar chart below provides an illustration of how the Fund’s performance has varied in each of the calendar years since the Fund started for Class N shares.

Highest Quarterly Return 4.86% (3Q09)	Lowest Quarterly Return (1.63)% (3Q08)
The year to date return through September 30, 2013 is (2.53)%

Average Annual Total Returns (For the periods ended December 31, 2012).    The table shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I shares and Institutional Class shares. After-tax returns for Class I shares and Institutional Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Life of the Fund (since May 1, 2007)
Class N Shares
Return Before Taxes	8.33%	7.23%	6.97%
Return After Taxes on Distributions	6.72%	5.55%	5.32%
Return After Taxes on Distributions and Sale of Fund Shares	5.53%	5.23%	5.03%

Class I Shares
Return Before Taxes	8.54%	7.39%	7.14%

Institutional Class Shares
Return Before Taxes	8.61%	7.55%	7.29%

Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	4.21%	5.95%	6.11%

Yield:    You may obtain the most current yield information for the Fund by calling 1-800-742-7272.

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    Christopher T. Vincent, a Partner of the Advisor, and Paul J. Sularz, a Partner of the Advisor, co-manage the Fund. Mr. Vincent has managed or co-managed the Fund since its inception in 2007. Mr. Sularz has co-managed the Fund since 2010.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase.    The minimum initial investment for a regular account or Individual Retirement Account is $2,500. The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.    The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Institutional Class Share Purchase.    The minimum initial investment is $5 million. There is no minimum for subsequent purchases. The Distributor reserves the right to offer Institutional Class shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Institutional Class shares are only available to certain investors. See “Your Account—Institutional Class Shares” for additional information on eligibility requirements applicable to purchasing Institutional Class shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR INCOME FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair Income Fund seeks a high level of current income with relative stability of principal.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I
Management Fee	0.42%	0.42%
Distribution (Rule 12b-1) Fee	0.15%	None
Other Expenses	0.26%	0.16%

Total Annual Fund Operating Expenses	0.83%	0.58%

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$85	$265	$460	$1,025
Class I	59	186	324	726

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    As a matter of fundamental policy, under normal market conditions, the Fund invests at least 90% of its total assets in the following: (a) U.S. dollar-denominated corporate debt securities (domestic or foreign) with long-term ratings of “A –” or better, or an equivalent rating, by at least one of the following three nationally recognized statistical rating organizations: Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Rating Organizations”); (b) obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities; (c) collateralized obligations, which are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized (i.e., secured as to payment of interest and/or principal) by a portfolio or pool of assets, such as mortgages, mortgage-backed securities, debit balances on credit card accounts or U.S. Government securities (the Fund may invest in collateralized obligations that are not guaranteed by a U.S. Government agency or instrumentality only if the collateralized obligations are rated “A –” or better, or an equivalent rating, by one of the Rating Organizations); and (d) commercial paper obligations rated within the highest grade by one of the Rating Organizations. The Fund may also invest in Rule 144A securities.

The Advisor seeks to outperform the Barclays U.S. Intermediate Government/Credit Bond Index through an actively managed diversified portfolio of debt securities. The Advisor’s investment philosophy emphasizes shifts in the Fund’s portfolio among various sectors of the debt market, subject to the Fund’s credit quality constraints for its portfolio. The Advisor also actively manages the Fund based upon the average duration and yield to maturity of the Fund’s portfolio and the Advisor’s perceived trends in interest rates.

The anticipated dollar-weighted average maturity of the Fund is three to seven years. The anticipated weighted average modified duration for the Fund is two to five years, with a maximum duration on any instrument of nine years. The Advisor will not continue to hold a security whose duration has moved above nine years. The duration of an instrument is different from the maturity of an instrument in that duration measures the average period remaining until the discounted value of the amounts due (principal and interest) under the instrument are to be paid, rather than the instrument’s stated final maturity. In addition, a portfolio duration of five years means that if interest rates increased by one percent, the value of the portfolio would decrease by approximately five percent. Modified duration adjusts duration to take into account the yield to maturity and the number of coupons received each year. For purposes of calculating duration, instruments allowing prepayment will be assigned a prepayment schedule by the Advisor based upon industry experience.

Up to 10% of the Fund’s total assets may be invested in securities that at the time of purchase are debt securities that are rated lower than “A –” but at least “BBB –” (or its equivalent) by at least one of the Rating Organizations by which such securities are rated, so long as the Fund does not invest more than 3% of its total net assets in securities of any single issuer whose securities are rated “BBB –”. Securities that are downgraded below “BBB –” (or its equivalent) after purchase may continue to be held in the Fund. Although considered to be investment grade, debt securities rated “BBB” may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. Debt securities rated below “BBB –” (or its equivalent) are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are often less liquid than investment grade debt securities.

PRINCIPAL RISKS OF INVESTING:    The Fund is subject to credit risk. The Fund’s net asset value and total return may be adversely affected by the inability of the issuers of the Fund’s securities to make interest payments or payment at maturity. The Fund’s investments in obligations issued or guaranteed by U.S. Government agencies or instrumentalities may not be backed by the full faith and credit of the United States and may differ in the degree of support provided by the U.S. Government. The Fund is also subject to interest rate risk. The value of income producing securities will generally decrease when interest rates rise, which means the Fund’s net asset value and total returns will likewise decrease in a rising interest rate environment. As of the date of this Prospectus, interest rates continue to be at historic lows. Investments with longer maturities, which typically provide higher yields than securities with shorter maturities, may subject the Fund to increased price changes resulting from market yield fluctuations. The Fund’s investments in collateralized mortgage obligations are subject to prepayment and extension risk. Prepayment of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if the prepaid securities were acquired at a premium. Slower prepayments during periods of rising interest rates may increase the duration of the Fund’s mortgage-backed securities and asset-backed securities and reduce their value. Rule 144A securities are not registered for resale in the general securities market and may be classified as illiquid. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within a time period deemed desirable by the Fund. The Fund is also subject to income risk, which is the risk that the income received by the Fund may decrease as a result of a decline in interest rates. Foreign investments often involve additional risks, including political instability, differences in financial reporting standards and less stringent regulation of securities markets. Thus, the Fund’s returns will vary, and you could lose money by investing in the Fund. Of course, for all mutual funds there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets invested in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance.

FUND PERFORMANCE HISTORY:    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns.    The bar chart below provides an illustration of how the Fund’s performance has varied in each of the last ten calendar years for Class N shares.

Highest Quarterly Return 4.59% (2Q09)	Lowest Quarterly Return (3.90)% (3Q08)
The year to date return through September 30, 2013 is (1.74)%

Average Annual Total Returns (For the periods ended December 31, 2012).    The table shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I shares. After-tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class N Shares
Return Before Taxes	6.00%	4.85%	3.75%
Return After Taxes on Distributions	4.76%	3.33%	2.05%
Return After Taxes on Distributions and Sale of Fund Shares	3.89%	3.24%	2.17%

Class I Shares
Return Before Taxes	6.28%	5.06%	3.94%

Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	3.89%	5.18%	4.62%

Yield:    You may obtain the most current yield information for the Fund by calling 1-800-742-7272.

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    Christopher T. Vincent, a Partner of the Advisor, manages the Fund. Mr. Vincent has managed or co-managed the Fund since 2002.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase.    The minimum initial investment for a regular account or Individual Retirement Account is $2,500. The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.    The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR LOW DURATION FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Institutional Class
Management Fee	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fee	0.15%	None	None
Other Expenses (includes a shareholder administration fee for Class N and Class I shares)	0.29%	0.27%	0.11%

Total Annual Fund Operating Expenses	0.74%	0.57%	0.41%
Fee Waiver and/or Expense Reimbursement*	0.04%	0.02%	0.01%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70%	0.55%	0.40%

*	The Advisor has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 0.70%, 0.55% and 0.40% of average daily net assets for Class N, Class I and Institutional Class shares, respectively, until October 31, 2014. The Advisor may not terminate this arrangement prior to October 31, 2014 unless the investment advisory agreement is terminated.

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$72	$233	$408	$915
Class I	56	181	316	712
Institutional Class	41	131	229	517

Portfolio Turnover:    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:    The Fund seeks to maximize total return by investing in a diversified portfolio of investment grade low duration debt securities. Total return includes both income and capital appreciation. The Fund seeks to outperform the Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index through an actively managed diversified portfolio of securities. The Advisor emphasizes individual security selection, as well as shifts in the Fund’s portfolio among market sectors. The Advisor also actively manages the Fund’s average duration relative to the Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index.

The Fund invests primarily in investment grade debt securities rated in the highest three categories by at least one of the following three nationally recognized statistical rating organizations: Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

The Fund invests in U.S. dollar denominated securities. The Fund’s assets will principally be invested in the following: (1) obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) corporate debt securities issued by domestic or foreign companies; (3) mortgage-backed securities and asset-backed securities, which are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized (i.e., secured as to payment of interest and/or principal) by a portfolio or pool of assets, such as mortgages, debit balances on credit card accounts or U.S. Government securities; and (4) money market instruments, including, but not limited to, those issued by domestic companies, the U.S. Government and its agencies and instrumentalities, U.S. banks and municipalities. The Fund may also invest in Rule 144A securities.

The anticipated weighted average duration for the Fund is between 0.5 to 2 years. The duration of an instrument is different from the maturity of an instrument in that duration measures the average period remaining until the discounted value of the amounts due (principal and interest) under the instrument are to be paid, rather than the instrument’s stated final maturity. In addition, portfolio duration of two years means that if interest rates increased by one percent, the value of the portfolio would decrease by approximately two percent. For purposes of calculating duration, instruments allowing prepayment will be assigned a prepayment schedule by the Advisor based upon industry experience.

The Fund may also invest in U.S. dollar-denominated money market instruments issued by foreign banks, foreign governments and multinational organizations, such as the World Bank. The Fund may also invest in Section 4(2) commercial paper. The Fund does not invest in common stocks, foreign currency denominated securities or securities of which the coupon or principal payments are determined by commodity or equity indices.

PRINCIPAL RISKS OF INVESTING:    The Fund is subject to credit risk. The Fund’s net asset value and total return may be adversely affected by the inability of the issuers of the Fund’s securities to make interest payments or payment at maturity. The Fund’s investments in obligations issued or guaranteed by U.S. Government agencies or instrumentalities may not be backed by the full faith and credit of the United States and may differ in the degree of support provided by the U.S. Government. The Fund is also subject to interest rate risk. The value of income producing securities will generally decrease when interest rates rise, which means the Fund’s net asset value and total returns will likewise decrease in a rising interest rate environment. As of the date of this Prospectus, interest rates continue to be at historic lows. Investments with longer maturities, which typically provide higher yields than securities with shorter maturities, may subject the Fund to increased price changes resulting from market yield fluctuations. The Fund’s investments in mortgage-backed securities and asset-backed securities are subject to prepayment and extension risk. Prepayment of high interest rate mortgage-backed securities and asset-backed securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if the prepaid securities were acquired at a premium. Slower prepayments during periods of rising interest rates may increase the duration of the Fund’s mortgage-backed securities and asset-backed securities and reduce their value. Rule 144A securities are not registered for resale in the general securities market and may be classified as illiquid. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within the time period deemed desirable by the Fund. The Fund is also subject to income risk, which is the risk that the income received by the Fund may decrease as a result of a decline in interest rates. Foreign investments often involve additional risks, including political instability, differences in financial reporting standards and less stringent regulation of securities markets. Thus, the Fund’s returns will vary, and you could lose money by investing in the Fund. Of course, for all mutual funds there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result. Separate accounts managed by the Advisor may invest in the Fund and, therefore, the Advisor at times may have discretionary authority over a significant portion of the assets invested in the Fund. In such instances, the Advisor’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance.

FUND PERFORMANCE HISTORY:    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compare with that of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns.    The bar chart below provides an illustration of how the Fund’s performance has varied in each of the calendar years since the Fund started for Class N shares.

Highest Quarterly Return 1.15% (3Q12)	Lowest Quarterly Return 0.04% (4Q12)
The year to date return through September 30, 2013 is (1.12)%

Average Annual Total Returns (For the periods ended December 31, 2012).    The table shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I shares and Institutional Class shares. After-tax returns for Class I shares and Institutional Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Life of the Fund (since December 1, 2009)
Class N Shares
Return Before Taxes	2.80%	1.87%
Return After Taxes on Distributions	1.85%	1.02%
Return After Taxes on Distributions and Sale of Fund Shares	1.82%	1.10%

Class I Shares
Return Before Taxes	2.96%	2.02%

Institutional Class Shares
Return Before Taxes	3.01%	2.17%

Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index (reflects no deduction for fees, expenses or taxes)	0.24%	0.48%

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    Christopher T. Vincent, a Partner of the Advisor, and Paul J. Sularz, a Partner of the Advisor, co-manage the Fund. Mr. Vincent has co-managed the Fund since its inception in 2009. Mr. Sularz has co-managed the Fund since its inception in 2009.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase.    The minimum initial investment for a regular account or Individual Retirement Account is $2,500. The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.    The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Institutional Class Share Purchase.    The minimum initial investment is $5 million. There is no minimum for subsequent purchases. The Distributor reserves the right to offer Institutional Class shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amount may apply. Institutional Class shares are only available to certain investors. See “Your Account—Institutional Class Shares” for additional information on eligibility requirements applicable to purchasing Institutional Class shares.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR READY RESERVES FUND	SUMMARY

INVESTMENT OBJECTIVE:    The William Blair Ready Reserves Fund seeks current income, a stable share price and daily liquidity.

FEES AND EXPENSES:    This table describes the fees and expenses that you may pay if you buy and hold Class N shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.24%
Service Fee	0.35%
Other Expenses	0.03%

Total Annual Fund Operating Expenses	0.62%

Example:    This example is intended to help you compare the cost of investing in Class N shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774

PRINCIPAL INVESTMENT STRATEGIES:    The Fund invests primarily in short-term U.S. dollar-denominated domestic money market instruments, which include securities issued by domestic companies; the U.S. Government, its agencies and instrumentalities; and U.S. banks. The Fund invests exclusively in securities that are high quality, which means that they are rated in the top two categories by a nationally recognized statistical rating organization. The Fund reserves the right to invest more than 25% of its assets in the domestic banking industry. The Fund may also invest in U.S. dollar-denominated money market instruments issued by foreign banks, foreign governments and multinational organizations, such as the World Bank. The Fund may also invest in asset-backed securities, repurchase agreements, Section 4(2) commercial paper, when-issued and delayed delivery securities and variable rate securities, each of which is more fully described in the Investment Glossary. The Fund is designed to be highly liquid and seeks to maintain a net asset value of $1.00 per share although there is no guarantee that the net asset value of $1.00 per share of the Fund will be maintained. The Fund is designed for investors who seek to obtain the maximum current income consistent with the preservation of capital.

PRINCIPAL RISKS OF INVESTING:    Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. As with any money market fund, there is a risk that the issuers or guarantors of securities will default on the payment of principal or interest or the obligation to repurchase securities from the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You should not rely on or expect the Advisor to purchase distressed assets, make capital infusions, enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. To the extent the Fund invests in short-term U.S. dollar-denominated foreign money market instruments, investing in foreign securities may involve a greater degree of risk than investing in domestic securities due to the possibility of, but not limited to, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war and expropriation. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. Because the Fund may concentrate its assets in the banking industry, the Fund’s performance may depend in large part on that industry. Of course, for all mutual funds there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result.

FUND PERFORMANCE HISTORY:    The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to www.williamblairfunds.com or call 1-800-635-2886.

Annual Total Returns.    The bar chart below provides an illustration of how the Fund’s performance has varied in each of the last ten calendar years.

Highest Quarterly Return 1.18% (4Q06)	Lowest Quarterly Return 0.00% (4Q09)
The year to date return through September 30, 2013 is 0.01%

Average Annual Total Returns (For the periods ended December 31, 2012).

	1 Year	5 Years	10 Years
Class N Shares
Return Before Taxes	0.01%	0.47%	1.55%
AAA Rated Money Market Funds	0.01%	0.49%	1.52%

Yield:    You may obtain the most current yield information for the Fund by calling 1-800-742-7272.

MANAGEMENT:

Investment Advisor.    William Blair & Company, L.L.C. is the investment advisor of the Fund.

Portfolio Manager(s).    Christopher T. Vincent, a Partner of the Advisor and Kathleen M. Lynch, an Associate of the Advisor, co-manage the Fund. Mr. Vincent has managed or co-managed the Fund since 2003. Ms. Lynch has co-managed the Fund since 2010.

PURCHASE AND SALE OF FUND SHARES:

Purchase.    Class N shares of the Ready Reserves Fund are available only to investors who acquire the shares directly through the Trust’s distributor or through a select number of financial intermediaries with whom the distributor has entered into selling agreements specifically authorizing them to sell Class N shares. To open an account, the minimum initial investment for regular accounts and Individual Retirement Accounts (“IRAs”) is $2,500. To add to an account, the subsequent minimum investment is $1.00. The Fund may accept smaller amounts under a group payroll deduction or similar plan.

Sale.    Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:    The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred investment plan. If you are investing through a tax-deferred investment plan, you may be subject to taxes after exiting the tax-deferred investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION REGARDING INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objectives and Strategies

The Growth Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Small-Mid Cap Growth Fund, the Small-Mid Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Equity Fund, the Institutional International Equity Fund, the International Growth Fund, the Institutional International Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund and the Emerging Markets Small Cap Growth Fund each seek long-term capital appreciation.

The Bond Fund seeks to outperform the Barclay’s Capital U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.

The Income Fund seeks a high level of current income with relative stability of principal.

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

The Ready Reserves Fund seeks current income, a stable share price and daily liquidity.

The Summary Sections describe each Fund’s principal investment policies and strategies intended to achieve each Fund’s investment objective. The investment types detailed in each Fund’s Summary Section are further described in the Investment Glossary included in this prospectus and in the Statement of Additional Information. For each Fund with an 80% investment policy, the Fund will provide shareholders with at least 60 days notice of any changes to its 80% investment policy.

Forward Foreign Currency Transactions.    The Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Equity Fund, the Institutional International Equity Fund, the International Growth Fund, the Institutional International Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund and the Emerging Markets Small Cap Growth Fund may engage in forward foreign currency contracts as an attempt to hedge against changes in foreign currency exchange rates affecting the values of securities that the Fund holds or intends to purchase. A forward foreign currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. A Fund will not engage in forward currency contracts in which the specified future date is more than one year from the time of entering into the contract. A Fund will not enter into a forward currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency. The Investment Glossary included in this prospectus and the Statement of Additional Information contain additional information regarding forward foreign currency contracts.

Futures, Options and Swaps.    The Bond Fund, the Income Fund and the Low Duration Fund may use futures, options and swaps to hedge against movements in interest rates and credit spreads and to manage duration. Specifically, each Fund may purchase or sell futures contracts on U.S. Treasury securities, buy options on futures and enter into credit default swaps on a credit default swap index.

Mortgage-Backed TBAs.    The Bond Fund, the Income Fund and the Low Duration Fund may purchase and sell mortgage-backed to-be-announced (TBA) securities to hedge against movements in interest rates and for risk management purposes.

The Investment Glossary included in this prospectus and the Statement of Additional Information contain additional information regarding the investment types described above.

Temporary Defensive Position.    Each Fund may significantly alter its make-up as a temporary defensive strategy. A defensive strategy will be employed only if, in the judgment of the Advisor, investments in a Fund’s usual markets or types of securities become decidedly unattractive because of current or anticipated adverse economic, financial, political and social factors. For temporary defensive purposes, a Fund may invest up to 100% of its assets in other types of securities, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. When a Fund is invested defensively, it may not meet its investment objective.

Portfolio Turnover.    No Fund intends to trade portfolio securities for the purpose of realizing short-term profits. However, each Fund will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund’s investment objective, and there is no limitation on the length of time securities must be held by the Fund prior to being sold. Portfolio turnover rate will not be a limiting factor for a Fund. Higher portfolio turnover rates involve correspondingly higher transaction costs, which are borne directly by a Fund. In addition, a Fund may realize significant short-term and long-term capital gains, which will result in taxable distributions to investors that may be greater than those made by other funds. Tax and transaction costs may lower a Fund’s effective return for investors.

Each Fund is a series of William Blair Funds, an open-end management investment company. The Advisor provides management and investment advisory services to the Funds.

Portfolio Holdings.    A description on the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Statement of Additional Information.

PRINCIPAL INVESTMENT RISKS

The following table summarizes the types of principal risks described below that each Fund may experience.

U.S. Equity and Global/International Funds

	Market	Style	Smaller Company	Liquidity	Focus	Foreign Investments	Emerging Markets	Geographic	New Fund	Derivatives	Operating Expenses
Growth Fund	✓	✓	✓	✓	✓
Large Cap Growth Fund	✓	✓		✓	✓
Large Cap Value Fund	✓	✓		✓	✓				✓
Mid Cap Growth Fund	✓	✓	✓	✓	✓
Mid Cap Value Fund	✓	✓	✓	✓	✓
Small-Mid Cap Growth Fund	✓	✓	✓	✓	✓
Small-Mid Cap Value Fund	✓	✓	✓	✓	✓				✓
Small Cap Growth Fund	✓	✓	✓	✓	✓
Small Cap Value Fund	✓	✓	✓	✓	✓
Global Leaders Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓
Global Small Cap Growth Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
International Leaders Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
International Equity Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓
Institutional International Equity Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓
International Growth Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓
Institutional International Growth Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓
International Small Cap Growth Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓
Emerging Markets Leaders Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓
Emerging Markets Growth Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓
Emerging Markets Small Cap Growth Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Fixed-Income Funds

	Market	Liquidity	Focus	Foreign Investments	Derivatives	Interest Rate	Credit	Mortgage Backed/ Asset Backed Securities	Income	Credit Default Swap	Mortgage- Backed To-Be- Announced (TBA) Securities	Swap
Bond Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Income Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Low Duration Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Ready Reserves Fund		✓	✓	✓		✓	✓	✓	✓

Equity Funds General.    Because each equity Fund invests substantially all of its assets in equity securities, the main risk is that the value of the equity securities it holds may decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, a Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Advisor may fail to produce its intended result.

Market Risk.    Except for the Ready Reserves Fund, which values its assets using the amortized cost method, the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Style Risk.    Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Advisor for a Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Smaller Company Risk.    Stocks of smaller companies involve greater risk than those of larger, more established companies. This is because smaller companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be more adversely affected by poor economic or market conditions, and may be traded in low volumes, which may increase volatility and liquidity risks. From time to time, each of the Funds that invest in small cap stocks may invest in the equity securities of very small cap companies, often referred to as “micro-cap” companies. For purposes of the Funds, “micro-cap” companies are those with market capitalizations of $250 million or less at the time of a Fund’s investment. The considerations noted above are generally intensified for these investments. Any convertible debentures issued by small cap companies are likely to be lower-rated or non-rated securities, which generally involve more credit risk than debentures in the higher rating categories and generally include some speculative characteristics, including uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

Liquidity Risk.    Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within a time period deemed desirable by a Fund. Securities subject to liquidity risk in which a Fund may invest include emerging market securities, stocks of smaller companies, private placements, Rule 144A securities, below investment grade securities and other securities without an established market.

Focus Risk.    To the extent that a Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the Fund’s performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

For the International Leaders Fund and the Emerging Markets Leaders Fund, because each Fund may focus its investments in a limited number of securities, its performance may be more volatile than a fund that invests in a greater number of securities. If securities in which these Funds invest perform poorly, the Funds could incur greater losses than they would have had they invested in a greater number of securities.

Foreign Investment Risk.    The risks of investing in securities of foreign issuers may include less publicly available information, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect a Fund’s investments. Securities of some foreign issuers are less liquid and their prices more volatile than the securities of U.S. companies. In addition, the time period for settlement of transactions in certain foreign markets generally is longer than for domestic markets.

Foreign securities held by a Fund usually will be denominated in currencies other than the U.S. dollar. Therefore, changes in foreign exchange rates will affect the value of the securities held by a Fund either beneficially or adversely. Fluctuations in foreign currency exchange rates will also affect the dollar value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, available for distribution to shareholders.

Emerging Markets Risk.    Foreign investment risk is typically intensified in emerging markets, which are the less developed and developing nations. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Political, social and economic structures in many emerging market countries may be less established and may change rapidly. Such countries may also lack the social, political and economic characteristics of more developed countries. Unanticipated political, social or economic developments may affect the values of a Fund’s investments in emerging market countries and the availability to a Fund of additional investments in these countries.

The currencies of certain emerging market countries have from time to time experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of a Fund’s assets denominated in such currencies. Many emerging market countries have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

The system of share registration and custody in some emerging market countries may create certain risks of loss (including in some cases the risk of total loss) and a Fund may be required to establish special custodial or other arrangements before making investments in these countries. There is an increased risk of uninsured loss due to lost, stolen or counterfeit stock certificates or unauthorized trading, or other fraudulent activity.

Prior governmental approval of non-domestic investments may be required and foreign investment in domestic companies may be subject to limitation in some emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

The economies of certain developing countries may be dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Geographic Risk.    Although the Funds investing primarily in foreign securities currently intend to maintain geographic diversification, the Funds have the flexibility to invest no more than 50% (65% for Global Leaders Fund and Global Small Cap Growth Fund) of their equity holdings in securities of issuers in any one country. To the extent that a Fund invests a significant portion of its assets in any one country, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries in which it invests. Investing in any one country makes a Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.

New Fund Risk.    Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Derivatives Risk.    The risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may not have the intended effects and may result in losses or missed opportunities; the risk that a Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose a Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even result in losses to a Fund. The use of derivatives by a Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Operating Expenses.    The Funds investing primarily in foreign securities are expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. securities because expenses such as custodial fees related to foreign investments are usually higher than those associated with investments in U.S. securities. The Funds sell and redeem shares in U.S. dollars and there are costs associated with converting holdings in foreign currencies to U.S. dollars. In addition, dividends and interest from foreign securities may be subject to foreign withholding taxes. (For more information, see “Your Account—Federal Income Taxes.”)

Interest Rate Risk.    Normally, the values of fixed-income securities vary inversely with changes in prevailing interest rates. The value of a Fund’s securities tends to decrease when interest rates rise and tends to increase when interest rates fall. Securities with longer durations held by a Fund are generally more sensitive to interest rate changes. As such, securities with longer durations are usually more volatile than those with shorter durations. A Fund’s investment in variable rate securities will generally be less sensitive to interest rate changes, but such securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.

Credit Risk.    The value of a Fund’s securities is subject to the ability of the issuers of such securities to make interest payments or payment at maturity. However, in the opinion of the Advisor, the risk of loss of principal should be reduced due to the relatively high quality of the investments in which a Fund primarily will invest. Obligations that are unrated are not necessarily of lower quality than those that are rated, but may be less marketable and, consequently, provide higher yields. Not all securities issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Such securities involve different degrees of government backing. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities in which a Fund may invest are backed by the full faith and credit of the United States, such as modified pass-through certificates issued by the Government National Mortgage Association, while others are backed exclusively by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury. Others are backed only by the credit of the issuer itself. While the U.S. Government may provide financial support to such agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

A Fund’s investments in below investment grade securities (e.g., high yield or junk bonds) may have additional credit risk. Securities rated below BBB by a nationally recognized statistical rating organization have speculative characteristics and can be more vulnerable to bad economic news than investment grade securities, which could lead to a weakened capacity to make principal and interest payments. In some cases, below investment grade securities may decline in credit quality or go into default. For a description of ratings, see Appendix B in the Statement of Additional Information.

Mortgage-Backed/Asset-Backed Securities Risk.    The value of a Fund’s mortgage-backed or asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the market’s assessment of the quality of underlying assets. During periods of rising interest rates, property owners may prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities, which increases the duration of a security and reduces its value. When interest rates decline, property owners may prepay their mortgages more quickly than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to similar extension and prepayment risks as those described above for mortgage-backed securities.

Income Risk.    Income risk is the risk that the income received by the Fund may decrease as a result of a decline in interest rates. A Fund’s income is based on short-term interest rates, which may fluctuate over short periods of time.

Credit Default Swap Risk.    Credit default swaps are subject to the credit risk of the underlying reference obligation and to counterparty credit risk. If the counterparty fails to meet its obligations, a Fund may lose money. Credit default swaps are also subject to the risk that the Advisor will not properly assess the risk of the underlying reference obligation. If a Fund is selling credit protection, there is a risk that a credit event will occur and that a Fund will have to pay the counterparty. If a Fund is buying credit protection, there is a risk that no credit event will occur and a Fund will receive no benefit for the premium paid. Credit default swaps may be difficult to value and may have the effect of leverage on a Fund.

Mortgage-Backed To-Be-Announced (TBA) Securities Risk.    To the extent a Fund purchases or sells mortgage-backed to-be-announced (TBA) securities, a Fund is subject to the risk that the counterparty may fail to consummate the transaction, which could cause a Fund to miss the opportunity to obtain a price or yield considered to be advantageous. Mortgage-backed TBAs may also have a leverage-like effect on a Fund and may cause a Fund to be more volatile. To the extent a Fund “rolls over” mortgage-backed TBA agreements prior to the settlement date, the Fund may experience higher portfolio turnover and increased taxable gains.

Swap Risk.    Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money.

MANAGEMENT OF THE FUNDS

Trustees, Officers and Advisor.    The Board of Trustees of the William Blair Funds (the “Trust”) has overall management responsibility. The duties of the trustees and officers of the Trust include overseeing the business affairs of the Trust, monitoring investment activities and practices and considering and acting upon future plans for the Trust. The Statement of Additional Information has the names of and additional information about the trustees and officers of the Trust. Subject to the oversight of the Board of Trustees, the Advisor, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606, is responsible for providing investment advisory and management services to the Funds, including making decisions regarding Fund portfolio transactions. The Statement of Additional Information includes information on brokerage commissions paid by the Funds in 2012, including amounts directed to third parties to pay for third party research. The Advisor is also the principal underwriter and distributor of the Trust and acts as agent of the Trust in the sale of its shares (the “Distributor”). William Blair & Company, L.L.C. was founded over 75 years ago by William McCormick Blair. As of June 30, 2013, the firm had over 1,200 employees including approximately 174 partners.

The Investment Management Department oversees the assets of the Trust, along with corporate pension plans, endowments and foundations and individual accounts. As of June 30, 2013 the department managed over $52 billion in equities, fixed-income securities and cash equivalents.

The Advisor firmly believes that clients are best served when portfolio managers are encouraged to draw on their experience and develop new ideas. This philosophy has helped build a hard-working, results-oriented team of 49 portfolio managers, supported by a team of analysts. The Advisor is registered as an investment adviser under the Investment Advisers Act of 1940.

For the fiscal year ended December 31, 2012, each Fund was contractually obligated to pay the Advisor an investment management fee based upon the percentage of the Fund’s average daily net assets as shown below:

Fund	Fee as a % of Average Daily Net Assets
Growth Fund	0.75%
Large Cap Growth Fund	0.80%
Large Cap Value Fund	0.80%
Mid Cap Growth Fund	0.95%
Mid Cap Value Fund	0.95%
Small-Mid Cap Growth Fund	1.00%
Small-Mid Cap Value Fund	1.00%
Small Cap Growth Fund	1.10%
Small Cap Value Fund	1.10%
Global Leaders Fund	1.00%
Global Small Cap Growth Fund	1.00%
International Leaders Fund	0.95%
International Equity Fund	1.10%	(1)
Institutional International Equity Fund	1.00%	(2)
International Growth Fund	1.00%	(3)
Institutional International Growth Fund	0.94%	(4)
International Small Cap Growth Fund	1.00%
Emerging Markets Leaders Fund	1.10%
Emerging Markets Growth Fund	1.10%
Emerging Markets Small Cap Growth Fund	1.10%
Bond Fund	0.30%
Income Fund	0.42%	(5)
Low Duration Fund	0.30%
Ready Reserves Fund	0.24%	(6)

(1)	The International Equity Fund pays an advisory fee at a rate of 1.10% of the first $250 million of the Fund’s average daily net assets; plus 1.00% of the Fund’s average daily net assets over $250 million.
(2)	The Institutional International Equity Fund pays an advisory fee at a rate of 1.00% of the first $500 million of the Fund’s average daily net assets; plus 0.95% of the next $500 million of the Fund’s average daily net assets; plus 0.90% of the Fund’s average daily net assets over $1 billion.
(3)	The International Growth Fund pays an advisory fee at a rate of 1.10% of the first $250 million of the Fund’s average daily net assets; plus 1.00% of the next $4.75 billion of the Fund’s average daily net assets; plus 0.95% of the next $5 billion of the Fund’s average daily net assets; plus 0.925% of the next $5 billion of the Fund’s average daily net assets; plus 0.90% of the Fund’s average daily net assets over $15 billion.
(4)	The Institutional International Growth Fund pays an advisory fee at a rate of 1.00% of the first $500 million of the Fund’s average daily net assets; plus 0.95% of the next $500 million of the Fund’s average daily net assets; plus 0.90% of the next $1.5 billion of the Fund’s average daily net assets; plus 0.875% of the next $2.5 billion of the Fund’s average daily net assets; plus 0.85% of the next $5 billion of the Fund’s average daily net assets; plus 0.825% of the next $5 billion of the Fund’s average daily net assets; plus 0.80% of the Fund’s average daily net assets over $15 billion.
(5)	The Income Fund pays an advisory fee at a rate of 0.25% of the first $250 million of the Fund’s average daily net assets; plus 0.20% of the Fund’s average daily net assets over $250 million; plus 5% of the gross income earned by the Fund.
(6)	The Ready Reserves Fund pays an advisory fee at a rate of 0.275% of the first $250 million of the Fund’s average daily net assets; plus 0.25% of the next $250 million of the Fund’s average daily net assets; plus 0.225% of the next $2 billion of the Fund’s average daily net assets; plus 0.20% of the Fund’s average daily net assets over $2.5 billion.

Expense Waivers. The Advisor has entered into a contractual agreement with each Fund listed below to waive fees and/or reimburse expenses, if necessary, in order to limit the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) to the levels reflected in the table below until October 31, 2014. The agreement terminates upon the earlier of October 31, 2014 or the termination of the investment advisory agreement.

	Class N Shares	Class I Shares	Institutional Shares
Growth Fund	N/A	N/A	N/A
Large Cap Growth Fund	1.20%	0.95%	N/A
Large Cap Value Fund	1.20%	0.95%	N/A
Mid Cap Growth Fund	1.35%	1.10%	N/A
Mid Cap Value Fund	1.35%	1.10%	N/A
Small-Mid Cap Growth Fund	1.35%	1.10%	N/A
Small-Mid Cap Value Fund	1.40%	1.15%	N/A
Small Cap Growth Fund	1.50%	1.25%	N/A
Small Cap Value Fund	1.50%	1.25%	N/A
Global Leaders Fund	1.50%	1.25%	1.10%
Global Small Cap Growth Fund	1.65%	1.40%	1.25%
International Leaders Fund	1.45%	1.20%	1.05%
International Equity Fund	1.45%	1.20%	N/A
Institutional International Equity Fund	N/A	N/A	1.10%
International Growth Fund	1.45%	1.20%	N/A
Institutional International Growth Fund	N/A	N/A	N/A
International Small Cap Growth Fund	1.65%	1.40%	1.25%
Emerging Markets Leaders Fund	1.65%	1.40%	1.25%

	Class N Shares	Class I Shares	Institutional Shares
Emerging Markets Growth Fund	1.70%	1.45%	1.30%
Emerging Markets Small Cap Growth Fund	1.65%	1.40%	1.25%
Bond Fund	0.65%	0.50%	0.35%
Income Fund	0.85%	0.70%	N/A
Low Duration Fund	0.70%	0.55%	0.40%
Ready Reserves Fund	N/A	N/A	N/A

Because of these expense limitation agreements, the Funds may pay the Advisor less than the contractual management fee. For the Large Cap Value Fund, the Small-Mid Cap Value Fund, the Global Small Cap Growth Fund, the International Leaders Fund and the Emerging Markets Small Cap Growth Fund, the Advisor is entitled for a period of three years subsequent to each Fund’s commencement of operations to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio is below the applicable operating expense limitation. From time to time, the Advisor may voluntarily waive or reimburse certain operating expenses of the Ready Reserves Fund. These voluntary waivers or reimbursements may be terminated at any time at the option of the Advisor.

Board Considerations of Investment Management Agreement.    The Semi-Annual Report for the period ending June 30, 2013 contains a discussion regarding the factors the Board of Trustees considered for the renewal (approval for Global Small Cap Growth Fund) of the Investment Management Agreement for each Fund, except the International Leaders Fund. The Annual Report for the period ended December 31, 2012 contains a discussion regarding the factors the Board of Trustees considered for the approval of the Investment Management Agreement for the International Leaders Fund.

Portfolio Management

Additional information is provided below on each Fund’s portfolio manager(s) identified in the Summary section. The Statement of Additional Information provides additional information about the portfolio managers including the structure of their compensation, other accounts they manage and their ownership of securities in the Funds.

For each Fund that is managed by a portfolio management team, except the Global Small Cap Growth Fund, each member of the portfolio management team has equal responsibility for the Fund’s investment strategy, asset allocation, portfolio construction and security selection. For Global Small Cap Growth Fund, the Fund is co-managed by Andrew G. Flynn and Matthew A. Litfin. They are responsible for investment strategy, asset allocation, portfolio construction and security selection. In addition, Jeffrey A. Urbina is a senior advisor on the Fund with responsibility for portfolio strategy, and Karl W. Brewer is a senior advisor on the Fund with strategic and stock specific responsibilities. They are supported by a team of research analysts.

Michael P. Balkin, a Partner of William Blair & Company, L.L.C., co-managed the Small Cap Growth Fund from its inception in 1999 until 2005 and has co-managed the Fund since 2008. He returned to William Blair in 2008 after spending three years (2005-2008) as a partner with Magnetar Capital and as the Chief Investment Officer of Magnetar Investment Management. Prior to joining Magnetar in 2005, he spent fifteen years (1990-2005) with William Blair in various positions, including serving as a co-manager of the Small Cap Growth Fund from its inception in 1999 to 2005. Education: B.A. Northwestern University.

Karl W. Brewer, a Partner of William Blair & Company, L.L.C., has managed or co-managed the Small Cap Growth Fund since its inception in 1999 and the Small-Mid Cap Growth Fund since its inception in 2003. He has been a senior advisor on the Global Small Cap Growth Fund since its inception in 2013. He has been with the firm since 1996. He began as an analyst in August 1996 and subsequently became a portfolio manager in December 1999. He is a member of the Investment Management Department’s Small-Mid Cap and Small Cap

Growth Teams. Previously, he spent six years at Lehman Brothers Inc. in the Mergers & Acquisitions and Los Angeles Corporate Finance Departments. Education: B.A., Washington & Lee University; M.B.A., Northwestern University Kellogg Graduate School of Management.

Simon Fennell, a Partner of William Blair & Company, L.L.C., has co-managed the International Growth Fund since 2013, the Institutional International Growth Fund since 2013 and the International Leaders Fund since 2013 along with associated separate accounts and commingled fund portfolios. He joined the firm in 2011 as a research analyst, also focusing on idea generation and strategy more broadly. Prior to joining William Blair, he was a Managing Director in the Equities division at Goldman Sachs in London and Boston, where he was responsible for institutional, equity research coverage for European and International stocks. Previously, he was in the Corporate Finance Group at Lehman Brothers in London and Hong Kong, working in the M&A and Debt Capital Markets Groups. Education: M.A., University of Edinburgh; M.B.A., Johnson Graduate School of Management, Cornell University.

Andrew G. Flynn, CFA, a Partner of William Blair & Company, L.L.C., has co-managed the Global Small Cap Growth Fund since its inception in 2013 and the International Small Cap Growth Fund since 2013. Mr. Flynn joined the International team in 2007 and conducts research on small cap Technology, Media and Telecom Services stocks. Prior to joining the International team, Mr. Flynn focused on domestic Consumer and Industrial companies at the Advisor for two years. Before joining William Blair, Mr. Flynn was employed as a Senior Equity Analyst and Portfolio Manager at Northern Trust specializing in mid and small cap growth companies. Prior to that he worked as a Senior Equity Analyst at Scudder Kemper Investments and began his career at Fidelity Investments as a Research Assistant. Mr. Flynn is a Chartered Financial Analyst, and a member of the CFA Institute and the CFA Society of Chicago. Education: B.A., Economics, University of Kansas; M.B.A., Finance emphasis, University of North Carolina at Chapel Hill.

David C. Fording, a Partner of William Blair & Company, L.L.C., has co-managed the Growth Fund since 2006 and the Global Leaders Fund since 2013. He joined William Blair in November of 2005 as a co-portfolio manager of the Investment Management Department’s Institutional All Cap Growth Team. He joined the firm from TIAA-CREF Investment Management, Inc. where he spent 10 years, most recently as a co-portfolio manager of the TIAA-CREF Mid Cap Growth Fund Team (from 2003 to 2005). Previously, he was an equity analyst for TIAA-CREF responsible for covering media and entertainment stocks on a global basis. He was also a member of TIAA-CREF’s Large Cap Growth portfolio management team from 1997 to 1999. He has the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago. Education: BA, Tufts University; MBA, Stern School of Business, New York University.

James S. Golan, a Partner with William Blair & Company, L.L.C., has co-managed the Large Cap Growth Fund since 2005. He joined William Blair in 2000 as a research analyst. In 2005, he joined the Investment Management Department’s Institutional Large Cap Growth Team as a co-portfolio manager. Previously, he was a research analyst with Citigroup Global Asset Management and Scudder Kemper Investments. He has the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago. Education: B.A., DePauw University; M.B.A., Northwestern University, Kellogg Graduate School of Management.

W. George Greig, a Partner of William Blair & Company, L.L.C., has managed or co-managed the Global Leaders Fund since its inception in 2007, the International Growth Fund since 1996, the Institutional International Growth Fund since its inception in 2002 and the International Leaders Fund since its inception in 2012 along with associated separate account and commingled fund portfolios. He currently serves as the global strategist for the Advisor’s Investment Management Department and has headed the Advisor’s international investment management team since 1996. Before joining the Advisor, Mr. Greig headed international equities for PNC Bank in Philadelphia and previously served as investment director with London-based Framlington Group; he also managed global and emerging markets funds at Framlington. Mr. Greig has been featured in numerous national publications, including The Wall Street Journal and Barron’s. In addition, he is a frequent guest on CNBC’s “Kudlow & Company” and has been a panelist on SmartMoney’s Annual Investor Roundtable. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

John F. Jostrand, a Partner of William Blair & Company, L.L.C., has managed or co-managed the Growth Fund since 2001. He joined the firm in 1993 as a portfolio manager and is now a member of the Investment Management Department’s Institutional All Cap Growth Team. Previously, he was with TRW, Inc. for ten years as Director, Investments, equity portfolio manager and venture capital funds manager. Prior to that, he was with Boatmen’s National Bank for five years as an Assistant Trust Officer, equity fund manager and research analyst. He is a past president of the Pilgrim Village Board of Trustees. He is a Trustee of the Chancellors Society at the University of Missouri, and a Director of the Easter Seals of DuPage and the Fox Valley Region. He has the Chartered Financial Analyst designation and is a member of the CFA Institute, the CFA Society of Chicago as well as Director of the Board of the CFA Society of Chicago. Education: B.A., University of Missouri; M.B.A., University of Michigan.

Chad M. Kilmer, a Partner with William Blair & Company, L.L.C., has co-managed the Small Cap Value Fund since 2006, the Mid Cap Value Fund since its inception in 2010 and the Small-Mid Cap Value Fund since its inception in 2011. He joined the firm in 2006. Prior to joining William Blair, he was employed by US Bancorp Asset Management from 2004 to 2006 in various capacities, including small cap value equity portfolio management and buy-side research. Previously, he was an investment analyst at Gabelli Woodland Partners, a subsidiary of Gabelli Asset Management. He has the Charted Financial Analyst designation. Education: B.S.B., University of Minnesota; M.B.A., Yale University School of Management.

Robert C. Lanphier IV, a Partner of William Blair & Company, L.L.C., has co-managed the Mid Cap Growth Fund since its inception in 2006 and the Small-Mid Cap Growth Fund since its inception in 2003. He began with the firm in December 1987 as an associate in the Institutional Sales Department and was made a principal in January 1993. In January 1996, he joined the Investment Management Department as a portfolio manager. He is a member of the Investment Management Department’s Small-Mid and Mid Cap Growth Teams. Previously, he was with Emerson Electric Corporation in a variety of corporate planning and international consulting activities from 1982 to 1987. Education: B.S., Purdue University; M.B.A., Northwestern University Kellogg Graduate School of Management.

Mark T. Leslie, a Partner of William Blair & Company, L.L.C., has co-managed the Small Cap Value Fund since 2005, the Mid Cap Value Fund since its inception in 2010 and the Small-Mid Cap Value Fund since its inception in 2011. He has been with the firm since 2005. Prior to joining William Blair, he was employed by US Bancorp Asset Management from 1997 to 2005 in various capacities, including the manager of the First American Funds Small Cap Value Fund and managing institutional portfolios. He began his career in the financial industry in 1990 and started portfolio management in 1998. Previously, he was a research analyst at Dain Bosworth and an investment associate at Investment Advisers Inc. He has the Charted Financial Analyst designation. Education: B.S., Business Administration, University of New Hampshire.

Matthew A. Litfin, a Partner of William Blair & Company, L.L.C., has co-managed the Small-Mid Cap Growth Fund since 2009 and the Global Small Cap Growth Fund since its inception in 2013. He has been with William Blair since 1997 when he started as a sell-side Research Analyst. He led the firm’s sell-side Business Services equity research effort from 2005 to 2007. He joined William Blair’s Investment Management Department in 2007 as a research analyst supporting the Small-Mid Cap Growth team. Prior to joining William Blair, he spent two years as a municipal bond analyst at John Nuveen & Co. Education: B.S., University of Tennessee; M.B.A., Harvard University.

Kenneth J. McAtamney, a Partner of William Blair & Company, L.L.C., has co-managed the Global Leaders Fund since 2008 and the International Leaders Fund since its inception in 2012 along with associated separate account portfolios. He joined the Advisor’s Investment Management department in 2005 as an international stock analyst. From 1997 to 2005, he was with Goldman Sachs in various capacities, including as a Vice President representing both International and Domestic Equities. Education: B.A., Finance, Michigan State University; M.B.A., Indiana University.

Todd M. McClone, a Partner of William Blair & Company, L.L.C., has co-managed the Emerging Markets Growth Fund since its inception in 2005, the Emerging Markets Leaders Fund since 2008 and the Emerging Markets Small Cap Growth Fund since its inception in 2011 along with associated separate account and commingled fund portfolios. He has been with the firm since 2000. From 1993 through 2000, he was a senior research analyst specializing in international equity for Strong Capital Management. Prior to joining Strong Capital Management, he was a Corporate Finance Research Analyst with Piper Jaffray. At Piper Jaffray, he worked with the corporate banking financials team on a variety of transactions including initial public offerings, mergers and acquisitions and subordinated debt offerings, and issued fairness opinions and conducted private company valuations. He has the Chartered Financial Analyst designation and is a member of the CFA institute. Education: BBA and B.A., University of Wisconsin-Madison.

David Merjan, a Partner of William Blair & Company, L.L.C., has managed or co-managed the International Equity Fund and Institutional International Equity Fund since 2008. He joined William Blair’s Investment Management Department in 1998 as an international stock analyst. In addition to co-managing the International Equity Fund and associated separate account portfolios, he is the portfolio manager for the William Blair ADR strategy. From 1986 until 1998, he was with Hughes Electronics in Los Angeles in various capacities, including the Corporate Treasury department where he focused on international mergers and acquisitions and managed corporate currency and interest rate portfolios, as well as in the pension management subsidiary of Hughes where he managed an international equity fund. He has the Chartered Financial Analyst designation and is a member of the CFA Institute. Education: B.A., Dickinson College; M.I.M., American Graduate School of International Management.

David S. Mitchell, a Partner of William Blair & Company, L.L.C., has managed or co-managed the Small Cap Value Fund since its inception in 1996 and has co-managed the Mid Cap Value Fund since its inception in 2010 and the Small-Mid Cap Value Fund since its inception in 2011. He joined William Blair in 1996 as a small cap value portfolio manager. He was a Partner in the U.S. Equity Group at Brinson Partners, Inc. and a member of the Post-Venture Portfolio management team until 1996. Previously, he was co-manager of Thomas Paine Investors, LP, a private fund that invested in small cap stocks, after working as a Senior Equity Analyst on NBD’s Woodward Opportunity Fund. He was an equity analyst and portfolio manager at Connecticut National Bank and, prior to graduate studies, an equity trader and money market portfolio manager. He is a director of Reading in Motion, which partners with teachers to improve urban children’s language arts and learning skills through the arts. He has the Charted Financial Analyst designation. Education: B.A., Knox College; M.M., Northwestern University Kellogg Graduate School of Management.

David P. Ricci, a Partner of William Blair & Company L.L.C., has co-managed the Mid Cap Growth Fund since its inception in 2006 and the Large Cap Growth Fund since 2011. He has been with the firm since February 1994 when he started as a research analyst for the Consumer/Retail sell-side research effort at William Blair. He was made group head in June 2001. He is a member of the Investment Management Department’s Mid Cap Growth Team. Previously, he was with Procter & Gamble, Melville, and spent 2 1/2 years as a strategy consultant at Bain & Company. Education: Sc.B., Brown University, Magna cum Laude; M.B.A., Harvard Business School.

Paul J. Sularz, a Partner of William Blair & Company, L.L.C., has co-managed the Bond Fund since 2010 and the Low Duration Fund since its inception in 2009. Mr. Sularz joined the firm in July 2006 as a fixed-income portfolio manager. Prior to joining William Blair, he was a Vice President at J.P. Morgan Securities, Inc. from 2004 to 2006, where he was responsible for trading specified pool agency mortgage-backed pass-through securities for the firm’s primary broker/dealer in New York City. Prior to this, he was a Director at Banc One Capital Markets, Inc. within the Asset-Backed and Mortgage-Backed Securities Group from 1995-2004, managing the firm’s mortgage-backed securities trading desk in Chicago. His investment career began in 1990 at Kemper Asset Management Company, where he was an Assistant Portfolio Manager within the fixed-income Institutional Asset Management Division.

Education: B.A. in Economics, University of Illinois at Urbana-Champaign; M.B.A., concentrations in Finance, Econometrics and Statistics, University of Chicago Booth Graduate School of Business.

Jeffrey A. Urbina, a Partner of William Blair & Company, L.L.C., has managed or co-managed the International Small Cap Growth Fund since its inception in 2005, the Emerging Markets Growth Fund since its inception in 2005, the Emerging Markets Leaders Fund since its inception in 2008, the Emerging Markets Small Cap Growth Fund since its inception in 2011, the International Growth Fund since 2013 and the Institutional International Growth Fund since 2013 along with associated separate account and commingled fund portfolios. He has been a senior advisor on the Global Small Cap Growth Fund since its inception in 2013. He joined the Investment Management Department in 1996 as an international portfolio manager. From 1991 to 1996, he was Senior Vice President/Director of Emerging Market Research and a Portfolio Manager for the Van Kampen American Capital Navigator Fund, an emerging market equity fund listed in Luxembourg. During his five years at Van Kampen American Capital, he also served as Director of Research and was a member of the Investment Policy Committee. Before joining Van Kampen American Capital, he spent ten years at Citicorp in various capacities, including as a Vice President in the commercial real estate group in Chicago and as commercial lending officer in the bank’s Denver office. He began his banking career at Harris N.A. in Chicago, where he was an International Banking officer. He has the Chartered Financial Analyst designation and is a member of the CFA Institute. Education: B.A., Northwestern University; M.B.A., Northwestern University Kellogg Graduate School of Management.

Christopher T. Vincent, a Partner of William Blair & Company, L.L.C., has managed or co-managed the Bond Fund since its inception in 2007, the Income Fund since 2002, the Ready Reserves Fund since 2003 and the Low Duration Fund since its inception in 2009. Mr. Vincent oversees the fixed-income team at William Blair. He joined William Blair in 2002. Previously, he was a managing director/senior portfolio manager with Zurich Scudder Investments for fourteen years. Prior to that, he was with Ralston Purina Company for five years in the Treasury department where he was responsible for fixed-income investments for the company’s benefit plans. He has the Chartered Financial Analyst designation and is a member of the CFA Society of Chicago and the CFA Institute. Education: B.S., University of Missouri; M.B.A., Saint Louis University.

David F. Hone, an Associate with William Blair & Company, L.L.C., has managed the Large Cap Value Fund since its inception in 2011. He joined the firm in 2011. Prior to joining William Blair, Mr. Hone was the founder and owner of Large Cap Value Advisors LLC, an investment advisory firm. Prior to that, he served as lead portfolio manager for Deutsche Asset Management’s US Large Cap Value strategy from 2007 to 2010. He also served as an analyst for Deutsche Asset Management covering consumer cyclicals, consumer staples and financials. He began his career at Chubb & Son as an analyst for seven years. He has the Chartered Financial Analyst designation and is a member of the CFA Institute and the New York Society of Security Analysts. Education: B.A., Economics, Villanova University.

Kathleen M. Lynch, an associate with William Blair & Company, L.L.C., has co-managed the Ready Reserves Fund since 2010. Ms. Lynch joined William Blair in 1999 as a fixed-income analyst and trader. In addition, she is a portfolio manager of municipal securities for the fixed-income team at William Blair. Previously, she was a sales associate at Salomon Smith Barney in Chicago, on the fixed-income middle markets desk. She began her career at Carillon Advisers in Cincinnati, Ohio as a member of the fixed-income team, managing insurance company portfolios. She has the Chartered Financial Analyst designation and is a member of the CFA Society of Chicago and the CFA Institute. Education: B.S. in Business Administration, University of Dayton.

Custodian.    The Custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian is responsible for custody of portfolio securities, fund accounting and the calculation of each Fund’s net asset value. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, may serve as the Custodian for Individual Retirement Accounts (“IRAs”).

Transfer Agent and Dividend Paying Agent.    The Transfer Agent and Dividend Paying Agent is Boston Financial Data Services, Inc. (“BFDS”), 2000 Crown Colony Drive, Quincy, MA 02169.

YOUR ACCOUNT

CLASS N SHARES

The Class N shares offered herein are offered only to investors who acquire the shares directly through the Distributor or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to sell Class N shares.

Minimum Investments.    To open an account, the minimum initial investment for regular accounts or Individual Retirement Accounts (“IRAs”) is $2,500. To add to an account, the subsequent minimum investment is generally $1,000 for all Funds, except the Ready Reserves Fund, for which the subsequent minimum investment is $1.00. The Funds may accept smaller amounts under a group payroll deduction or similar plan. Investors investing through certain tax-qualified retirement plans and wrap fee programs may be subject to different, lower or no minimums. The minimum investment amounts may be changed at any time and may be waived for trustees, principals, officers or employees of the Trust or the Advisor. For omnibus accounts that meet the minimum investment requirement, the Trust does not impose any minimum investment amounts for sub-accounts, although the firm holding the omnibus account may impose its own minimum investment requirements.

CLASS I SHARES

Class I shares are available for purchase exclusively by the following categories of investors:

•	institutional investors (such as qualified retirement plans, wrap fee plans and other programs charging asset-based fees);

•	advisory clients of William Blair & Company, L.L.C. with a fee-based asset management account with William Blair & Company, L.L.C.;

•

for the Emerging Leaders Growth Fund only, clients with a brokerage account with William Blair & Company, L.L.C. who held Class I shares of the Fund on May 1, 2010 may continue to purchase Class I shares of the Fund;

•	clients of William Blair & Company, L.L.C. whose Fund was converted to Class I shares on September 30, 1999 may continue to purchase Class I shares of the same Fund owned at the time of conversion;

•	tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of the Advisor and its affiliates and rollover accounts from those plans;

•	investment companies managed by the Advisor that invest primarily in other investment companies; and

•	employees of the Advisor and their family purchasing directly from the Distributor.

Minimum Investments.    The minimum initial investment for a regular account or an Individual Retirement Account is $500,000 (or any lesser amount if, in the Advisor’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. The Distributor reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial amounts may apply.

INSTITUTIONAL CLASS SHARES

The Institutional International Equity Fund, the Institutional International Growth Fund and Institutional Class shares of the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund and the Low Duration Fund are designed for institutional investors, including, but not limited to, employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Institutional Class shares’ high minimum investment requirement. Each account must separately meet the minimum investment requirement. Institutional Class shares are not subject to a Rule 12b-1 fee or shareholder administration fee.

Minimum Investments.    The minimum initial investment is $5 million. There is no minimum for subsequent purchases. The Distributor reserves the right to offer Institutional Class shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. The Distributor may also waive the minimum initial investment of $5 million for investors who enter into a letter of intent with the Funds or the Distributor. Certain exceptions to the minimum initial amount may apply. The initial investment must be accompanied by the Account Application and corporate resolutions, if applicable. The Trust does not impose any sales charges in connection with purchases of Institutional Class shares, although service agents and other institutions may charge their clients a fee in connection with purchases for the accounts of their clients.

ADDITIONAL INFORMATION FOR CLASS N AND CLASS I SHARES

Distribution Agreement.    The Trust has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), that applies only to Class N shares (with the Exception of the Ready Reserves Fund) that provides for a fee at the annual rate of 0.25% of each Fund’s average daily net assets attributable to Class N shares (0.15% for the Bond Fund, the Income Fund and the Low Duration Fund) to compensate the Distributor for distribution and other services provided to shareholders of Class N. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class N shares and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charge permitted by FINRA.

Shareholder Administration Agreements and Service Agreement.    The Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund and the Low Duration Fund have entered into Shareholder Administration Agreements with the Advisor that provide for a fee at the annual rate of 0.15% of the average daily net assets of the Fund’s Class N shares and Class I shares to compensate the Advisor for shareholder administration services provided to each Fund in connection with Class N shares and Class I shares.

The Ready Reserves Fund has entered into a Service Agreement with the Advisor under which the Advisor agrees to provide certain support services to Class N shareholders, including shareholder services and automatic sweep services, for a fee of 0.35% of the Fund’s average daily net assets attributable to Class N shares. The Board of Trustees has determined that the amount payable for “service fees” (as defined by FINRA) does not exceed 0.25% of the average annual net assets attributable to the Class N shares of the Ready Reserves Fund. Because service fees are paid out of the Ready Reserves Fund’s assets on an ongoing basis, they will, over time, increase the cost of investment in Class N shares of the Ready Reserves Fund and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charge permitted by FINRA.

Class N and Class I shares of the Funds may reimburse the Advisor for fees paid on a Fund’s behalf to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus, or other group accounts or 401(k) plans. These fees may be platform access fees, fees based on the number of subaccounts serviced or fees based on average net assets held in the Funds for Class N and Class I shares.

The Distributor, out of its own resources and without additional cost to the Funds or their shareholders, provides additional cash payments to certain intermediaries (“revenue sharing”). Such revenue sharing payments are in addition to distribution fees or fees for sub-administration, sub-transfer agency or other services paid or payable by Class N shares or Class I shares of the Growth Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Small-Mid Cap Growth Fund, the Small-Mid Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the International Equity Fund, the International Growth Fund and the Income Fund. For the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund, the Low Duration Fund and the Ready Reserves Fund, such revenue sharing payments are in addition to distribution fees, fees paid pursuant to the Shareholder Administration Agreements or the Service Agreement or fees paid for sub-administration, sub-transfer agency or other services by the Funds for Class N and Class I shares. The Distributor may pay firms for administrative, sub-accounting, or shareholder processing services and/or for providing Class N shares or Class I shares of the Funds with “shelf space” or access to a third party platform, inclusion of Class N shares or Class I shares of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other sales programs, allowing the Distributor access to an intermediary’s conferences and meetings and other forms of marketing support. The level of revenue sharing payments made may be a fixed fee or based on one or more of the following factors: current assets and/or number of accounts for Class N and Class I shares attributable to the intermediary or fund type or other measure agreed to by the Distributor and the intermediary. The amount of revenue sharing payments is different for different intermediaries.

The Distributor currently makes revenue sharing payments in amounts that range from 0.10% to 0.35% of the assets of the Funds’ Class N and Class I shares serviced and maintained by the intermediary. These amounts are subject to change. Receipt of, or the prospect of receiving, this compensation may influence the intermediary’s recommendation of the Funds or availability of the Funds through the intermediary. Further information on payments to third parties is included in the Statement of Additional Information.

INTERNATIONAL SMALL CAP GROWTH FUND, EMERGING MARKETS GROWTH FUND AND EMERGING MARKETS SMALL CAP GROWTH FUND

The International Small Cap Growth Fund, Emerging Markets Growth Fund and Emerging Markets Small Cap Growth Fund are closed to investors, except as noted below. Unless you fit into one of the investor categories described below, you may not invest in the Funds.

You may purchase Fund shares through your existing Fund account and reinvest dividends and capital gains in the Fund if you are:

•	A current Fund shareholder;

•

An investor who has previously entered into a letter of intent with the Fund or William Blair & Company, L.L.C. prior to March 31, 2011 for International Small Cap Growth Fund, June 30, 2011 for Emerging Markets Growth Fund or October 31, 2013 for Emerging Markets Small Cap Growth Fund;

•	A participant in a qualified defined contribution retirement plan that offers the Fund as an investment option; or

•

A wrap fee program or financial advisory firm charging asset-based fees with existing accounts as of March 31, 2011 for International Small Cap Growth Fund, June 30, 2011 for Emerging Markets Growth Fund or October 31, 2013 for Emerging Markets Small Cap Growth Fund purchasing shares on behalf of new and existing clients.

You may open a new Fund account or purchase Fund shares through an existing Fund account if you are:

•	A client of William Blair & Company, L.L.C.; or

•	A Trustee or officer of William Blair Funds, a Partner or employee of William Blair & Company, L.L.C. and its affiliates, or a member of the immediate family of any of these persons.

Except as otherwise noted, these restrictions apply to investments made directly with William Blair & Company, L.L.C. and investments made through financial institutions and/or intermediaries. Once an account is closed, additional investments will not be accepted unless you are one of the investors listed above. Exchanges of Class N shares and Class I shares into the Funds from other Funds are not permitted, unless the exchange is being made into an existing Fund account. Exchanges of Institutional Class shares are not permitted. Investors may be required to demonstrate eligibility to purchase shares of the Funds before an investment is accepted. Management reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Funds, (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Funds, and (iii) close and re-open the Funds to new or existing shareholders at any time.

HOW TO BUY SHARES (By Mail, By Wire or by Telephone)

Purchase Price.    All Funds are sold at their public offering price, which is the net asset value per share that is next computed after receipt of your order in proper form by the Distributor, the Transfer Agent or a designated agent thereof. The net asset value per share of the Ready Reserves Fund normally will be $1.00. (For more information, see “Determination of Net Asset Value.”) If you fail to pay for your order, you will be liable for any loss to the Funds and, if you are a current shareholder, the Funds may redeem some or all of your shares to cover such loss.

Note:    All purchases made by check should be in U.S. dollars and made payable to William Blair Funds, or in the case of a retirement account, the custodian or trustee of such account. Third party checks generally will not be accepted. When purchases are made by check or periodic account investment, the Funds may delay sending redemption proceeds until they determine that collected funds have been received for the purchase of such shares, which may be up to 15 calendar days.

Purchase in Kind.    You may, subject to the approval of the Funds, purchase shares of the Funds with securities that are eligible for purchase by the Funds (consistent with the Funds’ investment process, goal and philosophy) and that have values that are readily ascertainable in accordance with the Funds’ valuation policies. Call the Funds at 1-800-742-7272 if you would like to purchase shares of the Funds with other securities. Such purchases may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Funds.

Right to Reject Your Purchase Order.    The Trust is required to obtain, verify and record certain information regarding the identity of shareholders. When opening a new account, the Trust will ask for your name, address, taxpayer identification number, date of birth and other information that identifies you. You may also be asked to show identifying documents. Applications without this information may not be accepted and orders may not be processed. The Trust reserves the right to place limits on transactions in any account until the identity of the investor is verified; refuse an investment in a Fund or involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Trust and its agents will not be responsible for any loss resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

The Trust is required to comply with various federal anti-money laundering laws and regulations. As a result, the Trust may be required to “freeze” a shareholder account if the shareholder appears to be involved in suspicious activity or if account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or account proceeds to a government agency. The Trust may also be required to reject a purchase payment, block an investor’s account and consequently refuse to implement requests for transfers, withdrawals, surrenders or death benefits.

Short-Term and Excessive Trading.    The Trust and its Funds are designed for long-term investors. All Funds, except the Ready Reserves Fund, discourage and do not accommodate short-term or excessive trading. Such trading may present risks to other shareholders in the Funds, including disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact the Funds’ net asset value and result in dilution to long-term shareholders. Short-term and excessive trading in Fund shares can also negatively impact the Funds’ long-term performance by requiring the Funds to maintain more assets in cash or to liquidate holdings at a disadvantageous time. The risks may be more pronounced for the Funds investing in securities that are susceptible to pricing arbitrage (e.g., international securities, emerging markets securities and small cap securities).

In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures that seek to deter short-term and excessive trading and to detect such trading activity at levels that may be detrimental to the Funds. The Funds reserve the right to reject or restrict any purchase order (including exchanges, if permitted) from any investor for any reason, including excessive, short-term or other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance. The Funds also reserve the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

In making the determination to exercise these rights, the Funds may consider an investor’s trading history in the Funds and accounts under common ownership or control. The Funds seek to employ reasonable measures to detect short-term and excessive trading at levels that may be detrimental to the Funds. Accordingly, the Advisor uses certain materiality and volume thresholds to detect short-term or excessive trading, but otherwise seeks to apply the policies uniformly to all shareholders, as described in more detail below.

Some Fund shares are held through omnibus account arrangements, whereby a broker-dealer, investment adviser, retirement plan sponsor or other financial intermediary maintains an omnibus account with a Fund for trading on behalf of its customers. For such accounts, the Advisor generally seeks to monitor trading activity at the omnibus level in an attempt to identify disruptive trades using certain thresholds. However, shareholders seeking to engage in short-term or excessive trading may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent short-term or excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. Also, the ability of the Funds and their agents to detect and curtail short-term and excessive trading practices may be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect short-term or excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements.

Under agreements that the Funds have entered into with intermediaries, the Funds may request transaction information from intermediaries at any time to determine whether there has been short-term trading by the intermediaries’ customers. The Funds will request that the intermediary provide individual account level detail (or participant level detail in the case of retirement plans) to the Funds at its request. If short-term trading is detected at the individual account or participant level, the Funds will request that the intermediary a) continue to monitor the individual or participant, b) issue the individual or participant a warning, or c) ban the individual or participant from making further purchases of that Fund. An intermediary may apply its own short-term trading policies and procedures, which may be more or less restrictive than the Funds’ policies and procedures. There is no assurance that the Funds’ policies will be effective in limiting and deterring short-term and excessive trading in all circumstances.

Ready Reserves Fund.    The Fund is designed for liquidity needs. As a result, the Board of Trustees has determined that it would not be appropriate for the Fund to adopt policies and procedures with respect to frequent trading. Nevertheless, the Fund reserves the right to decline your purchase order upon receipt for any reason, including excessive, short-term or other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance. The Fund reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

By Mail

Opening an Account—Class N shares and Class I shares.    To open a new account for Class N shares or Class I shares of the Funds by mail, make out a check for the amount of your investment, payable to “William Blair Funds.” Complete the account application included with this Prospectus and mail the completed application and the check to the Transfer Agent, Boston Financial Data Services, Inc., P.O. Box 8506, Boston, Massachusetts 02266-8506.

For the Ready Reserves Fund, send your check and completed application to the Distributor, c/o William Blair Funds, 222 West Adams Street, Chicago, Illinois 60606.

Adding to an Account—Class N shares and Class I shares.    To purchase additional Class N shares or Class I shares, make out a check for the amount of your investment, payable to “William Blair Funds.” Except for the Ready Reserves Fund, mail the check, together with a letter that specifies the Fund name, the account number and the name(s) in which the account is registered, to Boston Financial Data Services, Inc., P.O. Box 8506, Boston, Massachusetts 02266-8506.

For the Ready Reserves Fund, send your check and letter to the Distributor, c/o William Blair Funds, 222 West Adams Street, Chicago, Illinois 60606.

Opening or Adding to an Account—Institutional Class shares.    Opening a new account or adding to an account for Institutional Class shares may only be done by wire. See “By Wire” below.

By Wire

Opening an Account—Class N shares and Class I Shares.    First, call BFDS at 1-800-635-2886 (in Massachusetts, 1-800-635-2840) for an account number. Then instruct your bank to wire federal funds to:

State Street Bank and Trust Co.

ABA # 011000028

DDA # 99029340

Attn: Custody & Shareholder Services

225 Franklin Street

Boston, Massachusetts 02110

Include the name of the Fund in which you are investing, your assigned account number and the name(s) in which the account is registered. Finally, complete the account application, indicate the account number assigned to you by BFDS and mail it to William Blair Funds, 222 West Adams Street, Chicago, Illinois 60606.

Adding to an Account—Class N shares and Class I shares.    To add to your account by wire, instruct your bank to wire federal funds to:

State Street Bank and Trust Co.

ABA # 011000028

DDA # 99029340

Attn: Custody & Shareholder Services

225 Franklin Street

Boston, Massachusetts 02110

In your request, specify the Fund name in which you are investing, your account number and the name(s) in which the account is registered. To add to an existing account by wire transfer of funds, you must have selected this option on your account application.

Opening or Adding to an Account—Institutional Class shares.    First, call the Distributor at 1-800-742-7272 for an account number. Then instruct your bank to wire federal funds to:

State Street Bank and Trust Co.

ABA # 011000028

DDA # 99029340

Attn: Custody & Shareholder Services

225 Franklin Street

Boston, Massachusetts 02110

Include the name of the Fund in which you are investing, your assigned account number and the name(s) in which the account is registered. Finally, complete the account application, indicate the account number assigned to you by the Distributor and mail it to the Distributor, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606.

By Telephone

Opening an Account.    See “By Wire.”

Adding to an Account.    Call BFDS at 1-800-635-2886 (in Massachusetts, 1-800-635-2840). For the Ready Reserves Fund only, call your William Blair account executive. You may then pay for your new shares by wire or mail, except for Institutional Class shares which may only be paid for by wire. To add to an existing account by telephone, you must have selected this option on your account application.

HOW TO SELL SHARES (By Mail, by Wire or by Telephone)

You can arrange to take money out of your account by selling (“redeeming”) some or all of your shares. You may give instructions to redeem your shares by mail, by wire or by telephone, as described below.

By Mail

For all Funds except the Ready Reserves Fund, to redeem shares by mail, send a written redemption request signed by all account owners to Boston Financial Data Services, Inc., P.O. Box 8506, Boston, Massachusetts 02266-8506.

For the Ready Reserves Fund, send your redemption request signed by all account owners to the Distributor, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606, to the attention of your account executive. Amounts redeemed will be placed in your William Blair brokerage account.

For All Funds, Written Redemption Requests Must Include:

—	a letter that contains your name, your assigned account number, the Fund’s name and the dollar amount or number of shares to be redeemed; and

—	any other necessary documents, such as an inheritance tax consent or evidence of authority (for example, letters testamentary), dated not more than 60 days prior to receipt thereof by BFDS or the Distributor.

By Wire

To redeem some or all of your shares by wire, you may contact BFDS, or the Distributor in the case of the Ready Reserves Fund, by mail or telephone, as explained herein. To redeem by wire, you must have elected this option on your account application and attached to the application, for Class N and Class I shares, a voided, unsigned check or deposit slip for your bank account, and for Institutional Class shares, a corporate resolution authorizing those able to act on your behalf.

By Telephone

To redeem shares by telephone, you must have elected this option on your account application.    For all Funds except the Ready Reserves Fund, contact BFDS at 1-800-635-2886 (in Massachusetts, 1-800-635-2840).

For the Ready Reserves Fund, you may redeem some or all of your shares by telephone by calling your William Blair account executive. Amounts redeemed will be placed in your brokerage account.

Note:    Telephone redemption requests should NOT be directed to the Trust or to the Distributor (except in the case of the Ready Reserves Fund).

Signature Guarantees.    A signature guarantee may be required to redeem Class N shares and Class I shares in certain instances. A signature guarantee is not required for redemptions of Institutional Class shares. Signature guarantees must be obtained from a bank that is a member of the FDIC, from a brokerage firm that is a member of FINRA or an exchange, or from an eligible guarantor who is a member of, or a participant in, a signature guarantee program. Your redemption request, with respect to Class N shares or Class I shares, must include a signature guarantee if any of the following situations apply:

—	You wish to redeem shares having a value of $75,000 or more in a single transaction;

—	Your account registration has changed; or

—	You want a check in the amount of your redemption to be mailed to a different address from the one on your account application (address of record).

Signature guarantees, if required, must appear on the written redemption request and on any endorsed stock certificate or stock power.

Redemption Price.    The redemption price is the net asset value next calculated after receipt of your redemption request in proper order by the Distributor, Transfer Agent or a designated agent thereof. The redemption price that you receive for your shares may be more or less than the amount that you originally paid for them. For the Ready Reserves Fund, the net asset value normally will be $1.00.

Payment for Redeemed Shares.    Payment normally will be mailed to you (or, in the case of the Ready Reserves Fund, placed in your brokerage account) at the address of record for your account by the third business day after receipt by BFDS (or, in the case of the Ready Reserves Fund, the Distributor) of a redemption request and any other required documentation and after any checks in payment for your shares have cleared.

Delayed Proceeds.    The Trust reserves the right to delay delivery of your redemption proceeds—up to seven days—or to honor certain redemptions with securities, rather than cash, as described in the next section.

Redemptions In Kind.    If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the net asset value for each of the Fund’s shares. Shareholders receiving securities or other financial assets may realize a gain or loss for federal income tax purposes as a result of the redemption, and will incur any costs of sale, as well as the associated inconveniences. Notwithstanding the above, each of the Funds is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of such Fund during any 90-day period for any one shareholder of record.

Automatic Redemptions.    The Trust reserves the right to redeem your shares in any account that, following a redemption, is below a specified minimum amount. Currently, the minimum for Class N shares is $2,500 per account for regular accounts and IRAs, for Class I shares is $500,000 per account for regular accounts and IRAs, and for Institutional Class shares, unless the reduction is due solely to market depreciation, is $5 million ($2 million for shareholders of the Bond Fund who established accounts prior to May 1, 2010). Before the redemption is processed, you will be notified that the value of your account has fallen below the minimum and are allowed to make an additional investment.

Special Redemption Methods for the Ready Reserves Fund.    In addition to the above methods, shares of the Ready Reserves Fund can be redeemed by two other methods unique to the Fund. Redemption requests will be processed after the next daily dividend declaration at the net asset value next determined upon receipt by the Distributor of a proper redemption request. In this way, you will receive the net asset value of your shares and all declared but unpaid dividends on your shares through the date of redemption.

1. Redemption by Check.    To redeem shares by check, you must have a brokerage account at the Distributor. If your application for the check-writing privilege is approved, you will be provided with checks that may be made payable to any person in an amount not less than $500 nor more than $9 million. There currently is no charge for this service and no limit on the number of checks that you may write; however, these provisions are subject to change.

The payee of the check may cash or deposit it like any other check drawn on a bank. When the check is presented for payment, a sufficient number of full and fractional shares from your account will be redeemed at their next-determined net asset value per share, usually $1.00, to cover the amount of the check. This enables you to continue earning daily dividends until the check clears. Canceled checks will be returned to you by BFDS. For joint accounts, unless a single signer has been authorized on your account application, checks must be signed by all joint account owners.

The Trust may refuse to honor checks whenever the right of redemption has been suspended or postponed or whenever your account is otherwise impaired. For instance, your account would be considered to be impaired when: (1) there are insufficient assets to cover the check, (2) a “stop order” has been placed on the check and (3) in other situations, such as where there is a dispute over ownership of your account. A $25 service fee may be charged when a check is presented to redeem shares in excess of the value of your account or for an amount less than $500.

2. Automatic Redemption.    The Distributor has instituted an automatic redemption procedure available to Ready Reserves Fund shareholders who maintain certain brokerage accounts with it. The Distributor may use this procedure to satisfy amounts due it by you as a result of purchases of securities or other transactions in your brokerage account. Under this procedure, if you so elect, your brokerage account will be scanned at the opening of business each day and, after application of any cash balances in the brokerage account, a sufficient number of shares will be redeemed, effective that day at the next-determined net asset value, to satisfy any amounts that you are obligated to pay to the Distributor. You will receive all dividends declared but unpaid through the date of redemption.

HOW TO EXCHANGE SHARES (By Mail or by Telephone)

Subject to the following limitations, you may exchange Class N shares or Class I shares of a Fund for the same class of shares of another Fund at their relative net asset values so long as the shares to be acquired are available for sale in your state of residence. You may not exchange Institutional Class shares. Shareholders who purchase Class I shares of the Emerging Leaders Growth Fund solely because they have a brokerage account with William Blair & Company, L.L.C. and held Class I shares of the Fund on May 1, 2010 may only exchange their Class I shares of the Emerging Leaders Growth Fund for Class N shares of another Fund. In addition, Class I shares of a Fund may be exchanged for Class N shares of the Ready Reserves Fund, and Class N shares of the Ready Reserves Fund may be exchanged for Class N shares of each Fund. Exchanges into a closed Fund are precluded unless the shareholder already has an open account in that Fund. Exchanges will be effected by redeeming your shares and purchasing shares of the other Fund or Funds requested. Shares of a Fund with a value in excess of $1 million acquired by exchange from another Fund may not be exchanged thereafter until they have been owned for 15 days (the “15 Day Hold Policy”). A Fund reserves the right to reject any exchange order for any reason, including excessive short-term (market-timing) or other abusive trading practices that may disrupt portfolio management. Exchanges will result in the recognition for federal income tax purposes of gain or loss on the shares exchanged. You should obtain and carefully read the prospectus of the Fund you want to exchange into prior to making an exchange. You may obtain a prospectus by calling 1-800-635-2886 or by going to the Trust’s website at williamblairfunds.com.

By Mail

You may request an exchange of your shares by writing a letter that specifies the Fund name, account number and the name(s) in which the account is registered, to William Blair Funds, Attention: Exchange Department, P.O. Box 8506, Boston, Massachusetts 02266-8506.

By Telephone

You may also exchange your shares by telephone by completing the appropriate section on your account application. Once your telephone authorization is on file, BFDS will honor your requests to exchange shares by telephone at 1-800-635-2886 (in Massachusetts, 1-800-635-2840).

Neither the Trust nor BFDS will be liable for any loss, expense or cost arising out of any telephone request pursuant to the telephone exchange privilege, including any fraudulent or unauthorized request, and you will bear the risk of loss, so long as the Trust or the Transfer Agent reasonably believes, based upon reasonable verification procedures, that the telephonic instructions are genuine. The verification procedures include (1) recording instructions, (2) requiring certain identifying information before acting upon instructions and (3) sending written confirmations.

DIVIDENDS AND DISTRIBUTIONS

Income Dividends.    A Fund may earn dividends from stocks and interest from bond, money market and other investments, as well as net short-term capital gains from sales of securities, all of which are passed through to shareholders as income dividends as long as expenses do not exceed income.

Capital Gain Distributions.    A Fund may realize capital gains whenever it sells securities for a higher price than it paid for them, which then will generally be passed through to shareholders as capital gain distributions to the extent that the Fund’s net long-term capital gains exceed the sum of its net short-term capital losses for such year and any capital loss carryovers from prior years.

As a shareholder, you are entitled to your portion of the Fund’s net income and gains on its investments. Each Fund passes its earnings along to you as dividends and distributions. Each Fund’s policy is to distribute substantially all net investment income, if any, and all realized net capital gain, if any. All distributions of income and capital gain and any return of capital have the effect of immediately thereafter decreasing net asset value per share. Income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value on the reinvestment date, unless you specifically request otherwise (see “Shareholder Services and Account Policies—Dividend Options”). Cash payments are made by the Dividend Paying Agent shortly following the reinvestment date.

When Dividends are Paid

—	For the Growth Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Small-Mid Cap Growth Fund, the Small-Mid Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Equity Fund, the Institutional International Equity Fund, the International Growth Fund, the Institutional International Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund and the Emerging Markets Small Cap Growth Fund,all income dividends, if any, and capital gain distributions, if any, generally will be paid in December and/or January.

—	For the Ready Reserves Fund, the Bond Fund, the Income Fund and the Low Duration Fund, the Fund’s net investment income will be declared at the close of a regular trading day on the New York Stock Exchange, which is generally 3:00 p.m., Central time, on each day that the Fund is open for business as a dividend to shareholders who were of record prior to the declaration, and will be paid to shareholders monthly. Capital gain distributions, if any, generally will be declared annually and paid in December and/or January.

The Funds may vary these dividend practices at any time. Income dividends and any capital gain distributions made by the Funds will vary from year to year. Dividends and distributions may be subject to withholding, as required by the Internal Revenue Service (see “Your Account—Federal Income Taxes”).

FEDERAL INCOME TAXES

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account, the federal income tax implications of your investment in a Fund include the following:

Taxes on Distributions.    Each Fund’s distributions are subject to federal income tax and may also be subject to state or local taxes. Distributions may be taxable at different tax rates depending upon the type of security and the length of time the Fund holds the security generating the income or gain that is distributed. Your distributions are generally taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid before the following February 1 are treated as having been paid on December 31 of the calendar year declared for federal income tax purposes. After the close of each calendar year, the Funds will inform you of the amount and nature of distributions paid.

Under the federal income tax laws, net investment income, including interest and dividends (other than “qualified dividend income”) and net short-term capital gains are taxed as ordinary income. Distributions of qualified dividend income will generally be taxed to individuals and other non-corporate shareholders at rates applicable to long-term capital gains, provided the Fund and the shareholder each satisfy certain holding period and other requirements. Net capital gain distributions are taxed at long-term capital gain rates regardless of how long you have held your shares. It is anticipated that a portion of the ordinary income dividends for the Growth Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the

Small-Mid Cap Growth Fund, the Small-Mid Cap Value Fund, the Small Cap Growth Fund and the Small Cap Value Fund will be eligible for the dividends-received deduction available to corporate shareholders and for treatment as qualified dividend income available to individual and other non-corporate shareholders. A portion of the dividends of the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Equity Fund, the Institutional International Equity Fund, the International Growth Fund, the Institutional International Growth Fund , the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund and the Emerging Markets Small Cap Growth Fund may be eligible for treatment as qualified dividend income.

Taxes on Transactions.    Redemptions of Fund shares and exchanges for shares of other Funds are generally treated as a sale of such shares subject to federal income taxation and possibly state and local taxation. If the shares are held as a capital asset, then you will recognize, subject to the discussion below, a capital gain or loss measured by the difference between your basis in your shares and the price that you receive when you sell (or exchange) such shares. For the Ready Reserves Fund, so long as a net asset value of $1.00 is maintained, the sale or redemption of your shares will generally not result in a capital gain or loss. The capital gain or loss upon a sale, exchange or redemption of Fund shares will generally be a short-term capital gain or loss if such shares were held for one year or less, and will be a long-term capital gain or loss if such shares were held for more than one year. Long-term capital gains are generally taxable to individuals and other non-corporate shareholders at a maximum federal income tax rate of 15%, or for certain high income individuals, 20%. Any loss recognized on the redemption of shares held six months or less, however, will be treated as a long-term capital loss to the extent you have received any long-term capital gain dividends on such shares. If you realize a loss on the redemption or exchange of Fund shares and acquire within 30 days before or after such redemption or exchange shares of the same Fund (including through reinvestment of dividends) or substantially identical stock or securities, the two transactions may be subject to the “wash sale” rules of the Internal Revenue Code of 1986, as amended, resulting in a postponement of the recognition of such loss for federal income tax purposes. Capital losses may be subject to limitations on their use by a shareholder.

Effect of Foreign Taxes.    Investment income received from sources within foreign countries may be subject to foreign income taxes, which generally will reduce a Fund’s distributions. However, the United States has entered into tax treaties with many foreign countries that entitle certain investors to a reduced rate of tax or to certain exemptions from tax. Accordingly, the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Equity Fund, the Institutional International Equity Fund, the International Growth Fund, the Institutional International Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund and the Emerging Markets Small Cap Growth Fund will attempt to operate so as to qualify for such reduced tax rates or tax exemptions whenever practicable. Additionally the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Equity Fund, the Institutional International Equity Fund, the International Growth Fund, the Institutional International Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund and the Emerging Markets Small Cap Growth Fund may each qualify for and may each elect to have foreign tax credits “passed through” to its shareholders. In such event, shareholders will be required to treat as part of the amounts distributed to them their pro rata portion of such taxes and may claim a federal income tax credit or a deduction for such taxes, subject to certain holding period and other limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions on his or her federal income tax return.

“Buying a Dividend.”    If you buy shares before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, which may be subject to federal income tax as described above. In addition, a Fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when a Fund has a negative return. See “Your Account—Dividends and Distributions” for payment schedules, and call the Distributor if you have further questions.

Tax Withholding.    The Funds may be required to withhold U.S. federal income tax at a rate of 28% on all distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications or who have been notified (or when a Fund is notified) by the Internal Revenue Service that they are subject to backup withholding.

The foregoing is only intended as a brief summary of certain federal income tax issues relating to investment in a Fund by shareholders subject to federal income tax. Shareholders should consult their tax advisor about the application of the provisions of the tax laws, including state and local tax laws, in light of their particular situation before investing in a Fund.

For a more detailed discussion of federal income taxes, see the Statement of Additional Information.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

The Funds provide a variety of services to help you manage your account.

Automatic Sweep Program.    Holders of Class N and Class I Shares can purchase shares of the Ready Reserves Fund through an automatic sweep program if you establish a brokerage account with the Distributor, provided that you meet the current minimum brokerage account size requirements. The automatic sweep program helps you to make convenient, efficient use of free credit balances in your William Blair brokerage account. The rules of the automatic sweep program are set forth in your William Blair brokerage account agreement.

Dividend Options.    You may choose to have your distributions reinvested in additional shares automatically or paid in cash by making the appropriate election on your account application. You may change your election at any time by providing written notice to BFDS. Dividends and distributions are treated the same for federal income tax purposes whether reinvested in additional shares or received in cash.

1. Automatic Dividend Reinvestment Plan.    The Funds automatically reinvest all income dividends and capital gain distributions in additional shares of stock at net asset value on the reinvestment date. (For more information, see “Your Account—Dividends and Distributions.”)

2. Cash-Dividend Plan.    You may choose to have all of your income dividends paid in cash and/or have your capital gain distributions paid in cash. Any distributions you do not elect to have paid in cash will be reinvested automatically in additional shares at net asset value.

3. Automatic Deposit of Dividends.    You may elect to have all income dividends and capital gain distributions automatically deposited in a previously established bank account.

Automatic Investment Plan.    On your account application for Class N shares or Class I shares of a Fund, you may authorize BFDS to automatically withdraw an amount of money (minimum $250) from your bank account on the fifth or twentieth day of each month. This amount will be invested in additional shares. You may change your election at any time by providing written notice to BFDS.

Systematic Withdrawal Plan.    You may establish this plan with Class N shares or Class I shares presently held or through a new investment, which should be at least $2,500 for Class N shares or $500,000 for Class I shares. Under this plan, you specify a dollar amount to be paid monthly, quarterly or annually. Shares corresponding to the specified dollar amount are automatically redeemed from your account on the fifth business day preceding the end of the month, quarter or year. While this plan is in effect, all income dividends and capital gain distributions on shares in your account will be reinvested at net asset value in additional shares. There is no charge for withdrawals, but the minimum withdrawal is $250 per month. Depending upon the size of payments requested, and fluctuations in the net asset value of the shares redeemed, redemptions under this plan may reduce or even exhaust your account.

Retirement Plans.    The Funds offer a variety of qualified retirement plans, including several types of Individual Retirement Accounts (“IRAs”) (e.g. traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts formerly known as education IRAs), Simplified Employee Pension Plans (“SEPs”) and other qualified retirement plans. Additional information concerning such plans is available from the Funds.

The minimum initial retirement plan investment is $2,500 for Class N shares and $500,000 for Class I shares. The minimum subsequent investment is $1,000 for Class N shares, and there is no minimum for subsequent investments in Class I shares. State Street serves as custodian for IRAs. State Street charges a $5 plan establishment fee, an annual $15 custodial fee and a $10 fee for each lump sum distribution from a plan. These fees may be waived under certain circumstances.

With regard to retirement plans:

—	participation is voluntary;

—	you may terminate or change a plan at any time without penalty or charge from the Funds;

—	the Funds will pay any additional expenses that they incur in connection with such plans;

—	on your account application, you may select a plan or plans in which to invest;

—	additional forms and further information may be obtained by writing or calling the Funds;

—	the Funds reserve the right to change the minimum amounts for initial and subsequent investments or to terminate any of the plans;

—	the Funds reserve the right to waive investment minimums at the discretion of the Distributor; and

—	the Funds require a copy of the trust agreement when shares are to be held in trust.

Written Confirmations.    Each purchase, exchange or redemption transaction is confirmed in writing to the address of record by giving details of the purchase or redemption.

Use of Intermediaries.    If you purchase or redeem shares through an investment dealer, bank or other institution (each, an “intermediary”), that intermediary may impose charges for its services in addition to the fees charged by the Fund. These charges could reduce your yield or return. In addition, when you place orders with an intermediary, you are not placing your orders directly with the Fund, and you must follow the intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the Fund on purchases, redemptions and exchanges of Fund shares. These differences may include different minimum initial (and subsequent) investment amounts, exchange policies, fund choices, cut-off times for investment and other trading restrictions. You should consult your intermediary directly for information regarding its conditions and fees. The Fund is not responsible for the failure of your intermediary to carry out its responsibilities.

Transfer of Shares.    Fund shares may be transferred by a written request addressed to the Trust and delivered to BFDS, giving the name and social security or taxpayer identification number of the transferee and accompanied by the same signature guarantees, if applicable, and documents as would be required for a redemption, together with specimen signatures of all transferees.

Suspension of Offering or Rejection of Purchase Orders.    The Trust reserves the right to withdraw all or any part of the offering made by this Prospectus, and/or the Trust or the Distributor may reject purchase orders from an investor or an intermediary. From time to time, the Trust may suspend the offering of shares of a Fund to new investors. During the period of such suspension, persons who are already shareholders of a Fund may be permitted to continue to purchase additional shares of the Fund, to have dividends reinvested and to make redemptions.

Consultation With a Professional Tax Advisor is Recommended, both because of the complexity of federal tax laws and because various tax penalties are imposed for excess contributions to, and late or premature distributions from, IRAs or other qualified retirement plans. Termination of a plan shortly after its adoption may have adverse tax consequences.

Shareholder Rights.    All shares of each Fund have equal rights with respect to dividends, assets and liquidation of a Fund and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of trustees, to elect all the trustees. All shares of the William Blair Funds will be voted in the aggregate, except when a separate vote by a William Blair Fund is required under the 1940 Act. Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Under Delaware law, the Trust is not required to hold shareholder meetings on an annual basis. As required by law, the Funds will, however, hold shareholder meetings when a sufficient number of shareholders request a meeting, or as deemed desirable by the Board of Trustees, for such purposes as electing or removing trustees, changing fundamental policies or approving an investment management agreement. (For additional information about shareholder voting rights, see the Statement of Additional Information.)

Householding.    In order to reduce the amount of mail you receive and to help reduce Fund expenses, the Trust generally sends a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-742-7272.

DETERMINATION OF NET ASSET VALUE

When and How Net Asset Value (“NAV”) is Determined

A Fund’s net asset value is the value of its total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

The net asset value per share shall be determined as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m., Central time (4:00 p.m. Eastern time), on each day when the Exchange is open. A Fund does not price its shares on days when the Exchange is closed for trading. In addition, the Ready Reserves Fund does not price its shares on the observance of Columbus Day and Veterans Day. Accordingly, shares of the Ready Reserves Fund may not be purchased or redeemed on such days.

For the purposes of calculating the net asset value of the Ready Reserves Fund, portfolio securities are valued at their amortized cost, which means their acquisition cost adjusted for the amortization of a premium or discount.

Quotations of foreign securities in foreign currencies are converted into the United States dollar equivalents at the prevailing market rates as computed by State Street Bank and Trust Company, the Funds’ custodian. Trading in securities on exchanges and over-the-counter markets in Europe and the Far East is normally completed at various times prior to 3:00 p.m., Central time, the current closing time of the New York Stock Exchange. Trading on foreign exchanges may not take place on every day that the New York Stock Exchange is open. Conversely, trading in various foreign markets may take place on days when the New York Stock Exchange is not open and on other days when net asset value is not calculated. Consequently, the value of the net assets held by the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Equity Fund, the Institutional International Equity Fund, the International Growth Fund, the Institutional International Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund and the Emerging Markets Small Cap Growth Fund may be significantly affected on days when shares are not available for purchase or redemption.

How the Value of Fund Securities is Determined

Domestic Equity Securities.    The market value of domestic equity securities is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, the mean between the last reported bid and ask prices.

Foreign Equity Securities.    The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate, and as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices).

Fixed-Income Securities.    Fixed-income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Other Valuation Factors.    Securities, and other assets, for which a market price is not available or is deemed unreliable, (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

INVESTMENT GLOSSARY

The following glossary explains some of the types of securities in which the Funds may invest, investment techniques they may employ, and some of the related risks. For more information, please see other sections of this prospectus, including the Summary, Additional Information Regarding Investment Objectives and Strategies and Principal Investment Risks, as well as the Statement of Additional Information.

Collateralized Obligations.    Mortgage-Backed Securities.    Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There currently are three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation); (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but that usually have some form of private credit enhancement.

The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective duration of the mortgage-backed security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-backed security, the volatility of such mortgage-backed security can be expected to increase.

Collateralized Mortgage Obligations (“CMOs”).    A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Asset-Backed Securities.    Asset-backed securities are similar in structure to mortgage-backed securities but represent interests in pools of loans, leases or other receivables in place of mortgages. Asset-backed securities are primarily issued by non-government entities.

Mortgage-Backed To-Be-Announced (TBA) Securities.    The Bond Fund, the Income Fund and the Low Duration Fund may engage in purchases and sales of mortgage-backed securities eligible to be sold in the to-be announced (TBA) market, which are transactions in which the Fund purchases or sells mortgage-backed securities on a forward commitment basis for delivery at a future date; however, the specific mortgage-backed securities to be delivered as part of the transaction are not identified until forty-eight hours prior to the settlement date. Mortgage-backed TBA securities can be used for hedging purposes to adjust the risk exposure of a portfolio without having to restructure the portfolio. Each Fund may “roll over” mortgage-backed TBA agreements prior to the settlement date in a transaction sometimes referred to as a “TBA roll.” In a TBA roll, a Fund will sell the obligation to purchase the mortgage-backed securities in the TBA agreement prior to the settlement date and will enter into a new mortgage-backed TBA agreement. TBA rolls may cause a Fund to experience higher portfolio turnover which may increase taxable gains.

Convertible Securities.    Convertible securities are bonds, notes, debentures, preferred stock and other securities that are convertible into common stock. Convertible securities have general characteristics of both debt and equity securities. As debt securities, convertible securities are investments that provide a stream of income with generally higher yields than common stocks. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and conversely, tends to increase as interest rates decline. The Bond Fund will not convert or exchange convertible securities it owns into the underlying shares of common stock.

Depository Receipts.    American Depository Receipts (“ADRs”) are dollar-denominated securities issued by a U.S. bank or trust company that represent, and may be converted into, the underlying foreign security. European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) represent a similar securities arrangement but are issued by European banks or other depositories, respectively. ADRs, EDRs and GDRs may be denominated in a currency different from the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets, and EDRs and GDRs, in bearer form, are designed for issuance in European securities markets. Investments in depository receipts entail risks similar to direct investments in foreign securities. These risks are detailed in the “Principal Investment Risks” section above and in the Statement of Additional Information.

Derivatives.    As described in the Additional Information Regarding Investment Objectives and Strategies section of this prospectus, the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Equity Fund, the Institutional International Equity Fund, the International Growth Fund, the Institutional International Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund, the Income Fund and the Low Duration Fund may use certain types of derivatives for hedging and risk management purposes. Derivatives have a return tied to a formula based upon an interest rate, index, price of a security or other measurement. Derivatives include options, futures, forward contracts, swaps and related products.

Options.    An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

Futures.    A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument, index, security or commodity for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, security or commodity or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.

Forward Foreign Currency Contracts.    A forward foreign currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. A Fund may use forward foreign currency contracts to fix the value of certain securities it has agreed to buy or sell. For example, when a Fund enters into a contract to purchase or sell securities denominated in a particular foreign currency, the Fund could effectively fix the maximum cost of those securities by purchasing or selling a forward currency contract, for a fixed value of another currency, in the amount of foreign currency involved in the underlying transaction. A Fund may also use forward foreign currency contracts to hedge the value, in U.S. dollars, of securities it currently owns. For example, if a Fund held securities denominated in a foreign currency and anticipated a substantial decline (or increase) in the value of that currency against the U.S. dollar, the Fund may enter into a forward currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency. Although forward foreign currency contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward foreign currency contracts to a Fund will depend on the ability of the Advisor to accurately predict future currency exchange rates.

Swaps.    Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Credit Default Swaps.    A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. Credit default swaps are used as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A Fund may be a buyer or seller of a credit default swap. Where a Fund is a seller of credit protection, it adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap which would be offset to the extent of its uncommitted cash or cash equivalents. A Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If a Fund is a buyer of a credit default swap and no credit event occurs, a Fund will lose its premium payment and recover nothing. However, if a Fund is a buyer and a credit event occurs, a Fund will receive the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or a payment equal to the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. As a seller, a Fund receives a fixed rate of income reflecting the buyer’s premium payments through the term of the contract (typically between six months and three years), provided that there is no credit event. If a credit event occurs, a Fund must pay the buyer the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value and may be more susceptible to liquidity and credit risk.

Emerging Markets.    Emerging markets include every country in the world other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Emerging market companies are companies organized under the laws of an emerging market country or having securities that are traded principally on an exchange or over-the-counter in an emerging market country.

Hybrid Bonds.    The Bond Fund may invest in hybrid bonds. Hybrid bonds are securities that have debt and equity characteristics. Like other bonds, hybrid bonds have periodic coupon payments and a stated maturity and the issuer pays interest pre-tax. Like equity securities, hybrid bonds fall below senior debt in an issuer’s capital structure and have features that allow the issuer to skip payments without defaulting.

Initial Public Offerings (“IPOs”).    A Fund may participate in IPOs. IPOs are subject to high volatility and are of limited availability. A Fund’s ability to obtain allocations of IPOs is subject to allocation by members of the underwriting syndicate to various clients and allocation by the Advisor among its clients. When a Fund is small in size, the Fund’s participation in IPOs may have a magnified impact on the Fund’s performance.

Preferred Stock.    Preferred stock has a preference over common stock in liquidation, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may offer the opportunity for capital appreciation as well as periodic income.

Private Placements.    A Fund may purchase securities in private placement transactions. Investments in private placements may be difficult to sell at the time and at the price desired by a Fund; companies making private placements may make less information available than publicly offered companies; and privately placed securities are more difficult to value than publicly traded securities. These factors may have a negative effect on the performance of a Fund. Securities acquired through private placements are not registered for resale in the general securities market and may be classified as illiquid.

Real Estate Investment Trusts (“REITs”).    REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. “Equity” REITs invest primarily in real estate that produces income from rentals. “Mortgage” REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. REITs issue stocks and most REIT stocks trade on the major stock exchanges or over-the-counter.

REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT to continue to qualify as a REIT for federal income tax purposes would have an adverse effect upon the value of an investment in that REIT.

Repurchase Agreements.    Repurchase agreements are instruments under which a Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. The repurchase agreement serves to fix the yield of the security during a Fund’s holding period. The Funds currently intend to enter into repurchase agreements only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In all cases, the Advisor must be satisfied with the creditworthiness of the seller before entering into a repurchase agreement. In the event of the bankruptcy or other default of the seller of a repurchase agreement, a Fund could incur expenses and delays enforcing its rights under the agreement, and experience a decline in the value of the underlying securities and loss of income. The maturity of a security subject to repurchase may exceed one year, and, for the Income Fund, the modified duration of a security subject to repurchase may exceed nine years. Repurchase agreements maturing in more than seven days, together with any securities that are restricted as to disposition under the federal securities laws or are otherwise considered to be illiquid, will not exceed 15% of the net assets of each Fund except the Ready Reserves Fund and 5% of the net assets of the Ready Reserves Fund.

Section 4(2) Paper.    The Ready Reserves Fund and the Low Duration Fund may invest in commercial paper issued in reliance upon the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Exchange Act of 1933 (“Section 4(2) paper”). The Bond Fund may also invest in Section 4(2) paper from time to time in connection with certain mortgage-backed transactions. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to the procedures approved by the Fund’s Board of Trustees, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation on illiquid securities. The Advisor monitors the liquidity of each investment in Section 4(2) paper on a continuing basis.

Variable Rate Securities.    The Bond Fund, the Income Fund, the Low Duration Fund and the Ready Reserves Fund may invest in instruments having rates of interest that are adjusted periodically or that “float” continuously or periodically according to formulae intended to minimize fluctuation in values of the instruments (“Variable Rate Securities”). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, an objective standard such as the London Interbank Offered Rate (LIBOR), a bank’s prime rate, the 90-day U.S. Treasury Bill rate or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. A Fund may invest in Variable Rate Securities that have a demand feature entitling a Fund to resell the securities to the issuer or a third party at an amount approximately equal to the principal amount thereof plus accrued interest (“Variable Rate Demand Securities”). As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Many of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer and there is little if any secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities. A Fund determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules, which allow a Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument if they are guaranteed by the U.S. Government or its agencies, if they have a stated maturity date of one year or less, or if they have demand features prior to maturity.

Warrants.    Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued and Delayed Delivery Securities.    From time to time, in the ordinary course of business, a Fund may purchase newly issued securities appropriate for the Fund on a “when-issued” basis, and may purchase or sell securities appropriate for the Fund on a “delayed delivery” basis. When-issued or delayed delivery transactions involve a commitment by a Fund to purchase or sell particular securities, with payment and delivery to take place at a future date. These transactions allow a Fund to lock in an attractive purchase price or yield on a security the Fund intends to purchase. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase and settlement, no payment is made or received by a Fund and, for delayed delivery purchases, no interest accrues to a Fund. Because a Fund is required to set aside cash or liquid securities at least equal in value to its commitments to purchase when-issued or delayed delivery securities, the Advisor’s ability to manage the Fund’s assets may be affected by such commitments. A Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell them before the settlement date if it is deemed advisable.

FINANCIAL HIGHLIGHTS

The tables below are intended to help you understand each Fund’s financial performance for the past several years and for the semi-annual period ended June 30, 2013. Certain information reflects financial results for a single Fund share. The total return figures show what an investor in a Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request (see back cover). The information for the semi-annual period ended June 30, 2013 has not been audited. Net investment income (loss) per share (with the exception of the Ready Reserves Fund) is based on the average shares outstanding during the year. The Financial Highlights for Institutional Class shares of the Global Small Cap Growth Fund are not set forth because no Institutional Class shares had been issued as of June 30, 2013.

Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.05	$10.73	$11.28	$9.89	$7.12	$11.70
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.01)	(0.04)	(0.01)	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	1.42	1.69	(0.19)	1.40	2.79	(4.35)

Total from investment operations	1.39	1.68	(0.23)	1.39	2.77	(4.40)
Less distributions from:
Net investment income	—	0.00 ^	—	—	—	—
Net realized gain	—	0.36	0.32	—	—	0.18

Total distributions	—	0.36	0.32	—	—	0.18

Net asset value, end of year	$13.44	$12.05	$10.73	$11.28	$9.89	$7.12

Total Return (%)*	11.54	15.67	(1.93)	14.05	38.90	(37.61)
Ratios to average daily net assets (%):**
Expenses	1.17	1.20	1.21	1.16	1.23	1.17
Net investment income (loss)	(0.49)	(0.06)	(0.37)	(0.13)	(0.20)	(0.54)
Net assets at end of year (in thousands)	$263,854	$248,121	$204,476	$198,622	$153,987	$85,142
Portfolio turnover rate (%)*	25	73	59	66	67	60

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010		2009		2008
Net asset value, beginning of year	$12.58	$11.18	$11.71	$10.24		$7.35		$12.02
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.04	0.00 ^	0.02		0.01		(0.02)
Net realized and unrealized gain (loss) on investments	1.49	1.75	(0.20)	1.45		2.88		(4.47)

Total from investment operations	1.48	1.79	(0.20)	1.47		2.89		(4.49)
Less distributions from:
Net investment income	—	0.03	0.01	0.00	^	0.00	^	—
Net realized gain	—	0.36	0.32	—		—		0.18

Total distributions	—	0.39	0.33	0.00	^	0.00	^	0.18

Net asset value, end of year	$14.06	$12.58	$11.18	$11.71		$10.24		$7.35

Total Return (%)*	11.76	16.03	(1.60)	14.36		39.34		(37.35)
Ratios to average daily net assets (%):**
Expenses	0.86	0.89	0.86	0.84		0.89		0.85
Net investment income (loss)	(0.17)	0.30	(0.03)	0.20		0.14		(0.22)
Net assets at end of year (in thousands)	$531,713	$468,124	$362,266	$376,991		$265,533		$153,444
Portfolio turnover rate (%)*	25	73	59	66		67		60

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Large Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$8.14	$6.88	$7.14	$6.16	$4.68	$7.52
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.02)	(0.01)	(0.00)^	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	0.77	1.28	(0.25)	0.98	1.49	(2.82)

Total from investment operations	0.76	1.26	(0.26)	0.98	1.48	(2.84)
Less distributions from:
Net investment income	—	—	—	—	—	0.00 ^
Net realized gain	—	—	—	—	—	—

Total distributions	—	—	—	—	—	0.00 ^

Net asset value, end of year	$8.90	$8.14	$6.88	$7.14	$6.16	$4.68

Total Return (%)*	9.34	18.31	(3.64)	15.91	31.62	(37.76)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.21	1.23	1.23
Expenses, before waivers and reimbursements	1.50	1.57	1.51	1.53	2.28	1.85
Net investment income (loss), net of waivers and reimbursements	(0.31)	(0.21)	(0.13)	(0.08)	(0.13)	(0.29)
Net investment income (loss), before waivers and reimbursements	(0.61)	(0.58)	(0.44)	(0.40)	(1.18)	(0.91)
Net assets at end of year (in thousands)	$5,046	$4,238	$3,387	$7,135	$5,952	$4,842
Portfolio turnover rate (%)*	23	50	67	54	88	85

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012		2011	2010	2009		2008
Net asset value, beginning of year	$8.35	$7.03		$7.30	$6.30	$4.77		$7.64
Income (loss) from investment operations:
Net investment income (loss)	(0.00)^	0.00	^	0.01	0.01	0.01		0.00 ^
Net realized and unrealized gain (loss) on investments	0.79	1.32		(0.27)	1.00	1.52		(2.87)

Total from investment operations	0.79	1.32		(0.26)	1.01	1.53		(2.87)
Less distributions from:
Net investment income	—	—		0.01	0.01	0.00	^	0.00 ^
Net realized gain	—	—		—	—	—		—

Total distributions	—	—		0.01	0.01	0.00	^	0.00 ^

Net asset value, end of year	$9.14	$8.35		$7.03	$7.30	$6.30		$4.77

Total Return (%)*	9.46	18.78		(3.54)	16.03	32.17		(37.56)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.95	0.95		0.95	0.96	0.98		0.98
Expenses, before waivers and reimbursements	1.17	1.23		1.16	1.16	1.26		1.21
Net investment income (loss), net of waivers and reimbursements	(0.05)	0.03		0.11	0.16	0.12		(0.04)
Net investment income (loss), before waivers and reimbursements	(0.27)	(0.25)		(0.10)	(0.04)	(0.16)		(0.27)
Net assets at end of year (in thousands)	$27,097	$24,175		$21,562	$24,900	$24,359		$18,437
Portfolio turnover rate (%)*	23	50		67	54	88		85

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Large Cap Value Fund

	Class N
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2013	2012	2011(a)
Net asset value, beginning of year	$11.54	$9.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.11	0.03
Net realized and unrealized gain (loss) on investments	1.69	1.57	(0.05)

Total from investment operations	1.74	1.68	(0.02)
Less distributions from:
Net investment income	—	0.09	0.03
Net realized gain	—	—	0.00 ^

Total distributions	—	0.09	0.03

Net asset value, end of year	$13.28	$11.54	$9.95

Total Return (%)*	15.08	16.92	(0.19)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.20	1.20	1.20
Expenses, before waivers and reimbursements	4.01	4.25	7.83
Net investment income (loss), net of waivers and reimbursements	0.76	0.96	1.41
Net investment income (loss), before waivers and reimbursements	(2.05)	(2.09)	(5.22)
Net assets at end of year (in thousands)	$1,236	$1,416	$998
Portfolio turnover rate (%)*	67	20	5

	Class I
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2013	2012	2011(a)
Net asset value, beginning of year	$11.55	$9.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.14	0.03
Net realized and unrealized gain (loss) on investments	1.68	1.58	(0.05)

Total from investment operations	1.75	1.72	(0.02)
Less distributions from:
Net investment income	—	0.12	0.03
Net realized gain	—	—	0.00 ^

Total distributions	—	0.12	0.03

Net asset value, end of year	$13.30	$11.55	$9.95

Total Return (%)*	15.15	17.28	(0.19)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.95	0.95	0.95
Expenses, before waivers and reimbursements	3.74	4.06	7.58
Net investment income (loss), net of waivers and reimbursements	1.03	1.22	1.66
Net investment income (loss), before waivers and reimbursements	(1.76)	(1.89)	(4.97)
Net assets at end of year (in thousands)	$2,654	$2,429	$1,455
Portfolio turnover rate (%)*	67	20	5

(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Mid Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.65	$11.66	$12.50	$10.08	$7.41	$11.35
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.02)	(0.08)	(0.05)	(0.04)	(0.07)
Net realized and unrealized gain (loss) on investments	1.64	1.29	0.25	2.47	2.71	(3.87)

Total from investment operations	1.58	1.27	0.17	2.42	2.67	(3.94)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	0.28	1.01	—	—	0.00 ^

Total distributions	—	0.28	1.01	—	—	0.00 ^

Net asset value, end of year	$14.23	$12.65	$11.66	$12.50	$10.08	$7.41

Total Return (%)*	12.49	10.90	1.65	24.01	36.03	(34.71)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.36	1.36
Expenses, before waivers and reimbursements	1.39	1.42	1.43	1.42	2.13	2.03
Net investment income (loss), net of waivers and reimbursements	(0.93)	(0.15)	(0.65)	(0.42)	(0.51)	(0.76)
Net investment income (loss), before waivers and reimbursements	(0.97)	(0.22)	(0.73)	(0.49)	(1.28)	(1.43)
Net assets at end of year (in thousands)	$46,346	$40,940	$30,093	$13,802	$10,379	$4,803
Portfolio turnover rate (%)*	37	62	70	73	87	76

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.91	$11.87	$12.68	$10.20	$7.48	$11.42
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	0.03	(0.05)	(0.02)	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	1.68	1.31	0.25	2.50	2.74	(3.89)

Total from investment operations	1.63	1.34	0.20	2.48	2.72	(3.94)
Less distributions from:
Net investment income	—	0.02	—	—	—	—
Net realized gain	—	0.28	1.01	—	—	0.00 ^

Total distributions	—	0.30	1.01	—	—	0.00 ^

Net asset value, end of year	$14.54	$12.91	$11.87	$12.68	$10.20	$7.48

Total Return (%)*	12.63	11.30	1.86	24.31	36.36	(34.50)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.07	1.10	1.10	1.11	1.11
Expenses, before waivers and reimbursements	1.10	1.07	1.13	1.15	1.28	1.23
Net investment income (loss), net of waivers and reimbursements	(0.67)	0.19	(0.42)	(0.14)	(0.26)	(0.51)
Net investment income (loss), before waivers and reimbursements	(0.67)	0.19	(0.45)	(0.19)	(0.43)	(0.63)
Net assets at end of year (in thousands)	$419,543	$329,295	$115,661	$87,446	$60,455	$35,723
Portfolio turnover rate (%)*	37	62	70	73	87	76

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Mid Cap Value Fund

	Class N
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2013	2012	2011	2010(a)
Net asset value, beginning of year	$11.39	$10.48	$10.75	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.08	0.12	0.09
Net realized and unrealized gain (loss) on investments	1.70	1.34	(0.17)	0.74

Total from investment operations	1.74	1.42	(0.05)	0.83
Less distributions from:
Net investment income	—	0.08	0.09	0.06
Net realized gain	—	0.43	0.13	0.02

Total distributions	—	0.51	0.22	0.08

Net asset value, end of year	$13.13	$11.39	$10.48	$10.75

Total Return (%)*	15.28	13.54	(0.34)	8.36
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35
Expenses, before waivers and reimbursements	3.53	3.40	3.85	5.09
Net investment income (loss), net of waivers and reimbursements	0.64	0.70	1.15	0.92
Net investment income (loss), before waivers and reimbursements	(1.54)	(1.35)	(1.35)	(2.82)
Net assets at end of year (in thousands)	$179	$79	$58	$4
Portfolio turnover rate (%)*	24	63	69	35

	Class I
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2013	2012	2011	2010(a)
Net asset value, beginning of year	$11.39	$10.48	$10.76	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.10	0.13	0.11
Net realized and unrealized gain (loss) on investments	1.71	1.35	(0.17)	0.75

Total from investment operations	1.76	1.45	(0.04)	0.86
Less distributions from:
Net investment income	—	0.11	0.11	0.08
Net realized gain	—	0.43	0.13	0.02

Total distributions	—	0.54	0.24	0.10

Net asset value, end of year	$13.15	$11.39	$10.48	$10.76

Total Return (%)*	15.45	13.77	(0.25)	8.66
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.10
Expenses, before waivers and reimbursements	3.24	3.13	3.60	4.92
Net investment income (loss), net of waivers and reimbursements	0.82	0.92	1.20	1.10
Net investment income (loss), before waivers and reimbursements	(1.32)	(1.11)	(1.30)	(2.72)
Net assets at end of year (in thousands)	$3,978	$4,058	$4,515	$3,389
Portfolio turnover rate (%)*	24	63	69	35

(a)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Small-Mid Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$14.21	$13.00	$14.40	$11.73	$8.16	$13.10
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	0.02	(0.11)	(0.09)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	2.79	1.57	0.03	2.76	3.63	(4.91)

Total from investment operations	2.71	1.59	(0.08)	2.67	3.57	(4.94)
Less distributions from:
Net investment income	—	0.02	—	—	—	—
Net realized gain	—	0.36	1.32	—	—	0.00 ^

Total distributions	—	0.38	1.32	—	—	0.00 ^

Net asset value, end of year	$16.92	$14.21	$13.00	$14.40	$11.73	$8.16

Total Return (%)*	19.07	12.20	(0.27)	22.76	43.75	(37.71)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.36	1.36
Expenses, before waivers and reimbursements	1.43	1.47	1.46	1.46	1.49	1.41
Net investment income (loss), net of waivers and reimbursements	(1.00)	0.16	(0.77)	(0.76)	(0.60)	(0.26)
Net investment income (loss), before waivers and reimbursements	(1.08)	0.04	(0.88)	(0.87)	(0.73)	(0.31)
Net assets at end of year (in thousands)	$59,354	$42,015	$34,123	$26,876	$23,576	$7,954
Portfolio turnover rate (%)*	20	82	76	93	112	77

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$14.55	$13.32	$14.68	$11.93	$8.27	$13.24
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	0.07	(0.08)	(0.06)	(0.03)	0.00 ^
Net realized and unrealized gain (loss) on investments	2.86	1.58	0.04	2.81	3.69	(4.97)

Total from investment operations	2.80	1.65	(0.04)	2.75	3.66	(4.97)
Less distributions from:
Net investment income	—	0.06	—	—	0.00 ^	—
Net realized gain	—	0.36	1.32	—	—	0.00 ^

Total distributions	—	0.42	1.32	—	0.00 ^	0.00 ^

Net asset value, end of year	$17.35	$14.55	$13.32	$14.68	$11.93	$8.27

Total Return (%)*	19.24	12.36	0.01	23.05	44.26	(37.54)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.09	1.10	1.10	1.10	1.11	1.11
Expenses, before waivers and reimbursements	1.09	1.20	1.12	1.11	1.18	1.17
Net investment income (loss), net of waivers and reimbursements	(0.73)	0.48	(0.54)	(0.50)	(0.33)	0.03
Net investment income (loss), before waivers and reimbursements	(0.73)	0.38	(0.56)	(0.51)	(0.40)	(0.03)
Net assets at end of year (in thousands)	$440,510	$349,345	$219,474	$181,189	$123,252	$75,525
Portfolio turnover rate (%)*	20	82	76	93	112	77

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Small-Mid Cap Value Fund

	Class N
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2013	2012	2011(a)
Net asset value, beginning of year	$11.29	$10.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.10	0.00	^
Net realized and unrealized gain (loss) on investments	1.88	1.15	0.45

Total from investment operations	1.89	1.25	0.45
Less distributions from:
Net investment income	—	0.09	—
Net realized gain	—	0.32	—

Total distributions	—	0.41	—

Net asset value, end of year	$13.18	$11.29	$10.45

Total Return (%)*	16.74	11.95	4.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	1.40	1.40
Expenses, before waivers and reimbursements	5.09	6.34	18.68
Net investment income (loss), net of waivers and reimbursements	0.17	0.87	0.53
Net investment income (loss), before waivers and reimbursements	(3.52)	(4.07)	(16.75)
Net assets at end of year (in thousands)	$1,034	$950	$860
Portfolio turnover rate (%)*	35	56	1

	Class I
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2013	2012	2011(a)
Net asset value, beginning of year	$11.29	$10.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.13	0.00	^
Net realized and unrealized gain (loss) on investments	1.88	1.15	0.45

Total from investment operations	1.91	1.28	0.45
Less distributions from:
Net investment income	—	0.12	—
Net realized gain	—	0.32	—

Total distributions	—	0.44	—

Net asset value, end of year	$13.20	$11.29	$10.45

Total Return (%)*	16.92	12.22	4.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.15	1.15	1.15
Expenses, before waivers and reimbursements	4.82	5.88	18.43
Net investment income (loss), net of waivers and reimbursements	0.42	1.12	0.79
Net investment income (loss), before waivers and reimbursements	(3.25)	(3.61)	(16.49)
Net assets at end of year (in thousands)	$1,779	$1,442	$1,296
Portfolio turnover rate (%)*	35	56	1

(a)	For the period from December 15, 2011 (Commencement of Operations) to December 31, 2011.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$23.68	$20.13	$23.22	$19.99	$11.79	$23.30
Income (loss) from investment operations:
Net investment income (loss)	(0.14)	(0.22)	(0.28)	(0.21)	(0.15)	(0.19)
Net realized and unrealized gain (loss) on investments	5.74	3.87	(2.81)	3.44	8.35	(10.73)

Total from investment operations	5.60	3.65	(3.09)	3.23	8.20	(10.92)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	0.10	—	—	—	0.59

Total distributions	—	0.10	—	—	—	0.59

Net asset value, end of year	$29.28	$23.68	$20.13	$23.22	$19.99	$11.79

Total Return (%)*	23.65	18.15	(13.31)	16.16	69.55	(46.85)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50	1.50
Expenses, before waivers and reimbursements	1.59	1.59	1.59	1.52	1.55	1.50
Net investment income (loss), net of waivers and reimbursements	(1.06)	(0.96)	(1.25)	(1.03)	(0.93)	(1.05)
Net investment income (loss), before waivers and reimbursements	(1.15)	(1.05)	(1.34)	(1.05)	(0.98)	(1.05)
Net assets at end of year (in thousands)	$154,734	$130,382	$202,341	$396,767	$469,746	$224,612
Portfolio turnover rate (%)*	44	89	97	117	122	135

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$24.66	$20.91	$24.07	$20.64	$12.14	$23.89
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.16)	(0.23)	(0.16)	(0.11)	(0.14)
Net realized and unrealized gain (loss) on investments	5.99	4.01	(2.93)	3.59	8.61	(11.02)

Total from investment operations	5.88	3.85	(3.16)	3.43	8.50	(11.16)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	0.10	—	—	—	0.59

Total distributions	—	0.10	—	—	—	0.59

Net asset value, end of year	$30.54	$24.66	$20.91	$24.07	$20.64	$12.14

Total Return (%)*	23.84	18.43	(13.13)	16.62	70.02	(46.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.20	1.20
Expenses, before waivers and reimbursements	1.34	1.35	1.35	1.25	1.20	1.20
Net investment income (loss), net of waivers and reimbursements	(0.80)	(0.71)	(1.00)	(0.76)	(0.63)	(0.75)
Net investment income (loss), before waivers and reimbursements	(0.89)	(0.81)	(1.10)	(0.76)	(0.63)	(0.75)
Net assets at end of year (in thousands)	$333,686	$266,431	$352,397	$494,822	$293,052	$177,015
Portfolio turnover rate (%)*	44	89	97	117	122	135

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Small Cap Value Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.65	$12.26	$13.71	$10.49	$8.33	$11.31
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.10	0.00 ^	0.03	0.06	0.09
Net realized and unrealized gain (loss) on investments	2.41	1.43	(0.97)	3.22	2.13	(3.02)

Total from investment operations	2.40	1.53	(0.97)	3.25	2.19	(2.93)
Less distributions from:
Net investment income	—	0.08	0.02	0.03	0.03	0.05
Net realized gain	—	0.06	0.46	—	—	—
Return of capital	—	—	0.00 ^	—	—	—

Total distributions	—	0.14	0.48	0.03	0.03	0.05

Net asset value, end of year	$16.05	$13.65	$12.26	$13.71	$10.49	$8.33

Total Return (%)*	17.58	12.49	(6.95)	30.94	26.24	(25.85)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.47	1.43	1.38	1.33	1.29	1.29
Expenses, before waivers and reimbursements	1.56	1.60	1.60	1.57	1.78	1.82
Net investment income (loss), net of waivers and reimbursements	(0.19)	0.78	(0.01)	0.25	0.68	0.84
Net investment income (loss), before waivers and reimbursements	(0.28)	0.61	(0.23)	0.01	0.19	0.31
Net assets at end of year (in thousands)	$41,272	$39,084	$40,712	$34,285	$7,745	$7,061
Portfolio turnover rate (%)*	33	51	65	71	62	87

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.88	$12.47	$13.93	$10.65	$8.45	$11.50
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.14	0.03	0.05	0.08	0.11
Net realized and unrealized gain (loss) on investments	2.46	1.45	(0.98)	3.27	2.16	(3.08)

Total from investment operations	2.47	1.59	(0.95)	3.32	2.24	(2.97)
Less distributions from:
Net investment income	—	0.12	0.03	0.04	0.04	0.08
Net realized gain	—	0.06	0.46	—	—	—
Return of capital	—	—	0.02	—	—	—

Total distributions	—	0.18	0.51	0.04	0.04	0.08

Net asset value, end of year	$16.35	$13.88	$12.47	$13.93	$10.65	$8.45

Total Return (%)*	17.80	12.73	(6.68)	31.16	26.56	(25.77)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.22	1.18	1.14	1.10	1.09	1.09
Expenses, before waivers and reimbursements	1.25	1.29	1.30	1.29	1.50	1.57
Net investment income (loss), net of waivers and reimbursements	0.07	1.02	0.26	0.43	0.86	1.06
Net investment income (loss), before waivers and reimbursements	0.04	0.91	0.10	0.24	0.45	0.58
Net assets at end of year (in thousands)	$267,595	$196,184	$190,686	$130,214	$47,114	$29,188
Portfolio turnover rate (%)*	33	51	65	71	62	87

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Global Leaders Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.47	$8.10	$8.40	$6.97	$4.96	$9.89
Income (loss) from investment operations:
Net investment income (loss)(a)	0.04	0.03	0.02	(0.01)	(0.01)	0.08
Net realized and unrealized gain (loss) on investments	0.40	1.37	(0.31)	1.44	2.02	(4.98)

Total from investment operations	0.44	1.40	(0.29)	1.43	2.01	(4.90)
Less distributions from:
Net investment income	—	0.03	0.01	—	—	0.03
Net realized gain	—	—	—	—	—	—

Total distributions	—	0.03	0.01	—	—	0.03

Net asset value, end of year	$9.91	$9.47	$8.10	$8.40	$6.97	$4.96

Total Return (%)*	4.65	17.25	(3.47)	20.52	40.52	(49.52)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.52	1.55	1.55
Expenses, before waivers and reimbursements	1.67	1.84	1.82	1.93	2.61	2.17
Net investment income (loss), net of waivers and reimbursements	0.80	0.29	0.29	(0.09)	(0.17)	0.98
Net investment income (loss), before waivers and reimbursements	0.63	(0.05)	(0.03)	(0.50)	(1.23)	0.36
Net assets at end of year (in thousands)	$5,557	$5,215	$3,740	$5,101	$4,721	$3,652
Portfolio turnover rate (%)*	27	73	75	96	133	124

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010		2009		2008
Net asset value, beginning of year	$9.47	$8.09	$8.40	$6.96		$4.94		$9.91
Income (loss) from investment operations:
Net investment income (loss)(a)	0.05	0.05	0.04	0.01		0.00	^	0.08
Net realized and unrealized gain (loss) on investments	0.39	1.38	(0.31)	1.43		2.02		(4.98)

Total from investment operations	0.44	1.43	(0.27)	1.44		2.02		(4.90)
Less distributions from:
Net investment income	—	0.05	0.04	0.00	^	0.00	^	0.07
Net realized gain	—	—	—	—		—		—

Total distributions	—	0.05	0.04	0.00	^	0.00	^	0.07

Net asset value, end of year	$9.91	$9.47	$8.09	$8.40		$6.96		$4.94

Total Return (%)*	4.65	17.64	(3.26)	20.73		40.90		(49.41)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.27		1.30		1.30
Expenses, before waivers and reimbursements	1.39	1.56	1.55	1.62		1.62		1.74
Net investment income (loss), net of waivers and reimbursements	1.04	0.54	0.52	0.16		0.05		1.05
Net investment income (loss), before waivers and reimbursements	0.90	0.23	0.22	(0.19)		(0.27)		0.61
Net assets at end of year (in thousands)	$48,384	$45,757	$38,834	$39,776		$33,566		$24,353
Portfolio turnover rate (%)*	27	73	75	96		133		124

(a)	Excludes $0.00, $0.00, $0.00, $0.00 $0.00 and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Global Leaders Fund

	Institutional Class Shares
	(unaudited) Period Ended June, 30	Period Ended December 31,
	2013	2012(a)
Net asset value, beginning of year	$9.47	$9.50
Income (loss) from investment operations:
Net investment income (loss)(b)	0.06	0.00 ^
Net realized and unrealized gain (loss) on investments	0.39	(0.03)

Total from investment operations	0.45	(0.03)
Less distributions from:
Net investment income	—	—
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of year	$9.92	$9.47

Total Return (%)*	4.75	(0.32)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10
Expenses, before waivers and reimbursements	1.19	1.26
Net investment income (loss), net of waivers and reimbursements	1.23	(0.91)
Net investment income (loss), before waivers and reimbursements	1.14	(1.07)
Net assets at end of year (in thousands)	$71,671	$16,022
Portfolio turnover rate (%)*	27	73

(a)	For the period from December 18, 2012 (Commencement of Operations) to December 31, 2012.
(b)	Excludes $0.00 and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the periods 2013 and 2012 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Global Small Cap Growth Fund

Class N
(unaudited) Period Ended June 30,
2013(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)
Net realized and unrealized gain (loss) on investments	0.34

Total from investment operations	0.30
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of year	$10.30

Total Return (%)*	3.00
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65
Expenses, before waivers and reimbursements	2.78
Net investment income (loss), net of waivers and reimbursements	(1.77)
Net investment income (loss), before waivers and reimbursements	(2.90)
Net assets at end of year (in thousands)	$291
Portfolio turnover rate (%)*	21

Class I
(unaudited) Period Ended June 30,
2013(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gain (loss) on investments	0.29

Total from investment operations	0.31
Less distributions from:
Net investment income	—
Net realized gain.	—

Total distributions	—

Net asset value, end of year	$10.31

Total Return (%)*	3.10
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40
Expenses, before waivers and reimbursements	2.50
Net investment income (loss), net of waivers and reimbursements	0.94
Net investment income (loss), before waivers and reimbursements	(0.16)
Net assets at end of year (in thousands)	$11,063
Portfolio turnover rate (%)*	21

(a)	For the period from April 10, 2013 (Commencement of Operations) to June 30, 2013.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

International Leaders Fund

	Class N
	(unaudited) Period Ended June 30,	Period Ended December 31,
	2013	2012(a)
Net asset value, beginning of year	$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.03	0.00	^
Net realized and unrealized gain (loss) on investments	0.24	0.82

Total from investment operations	0.27	0.82
Less distributions from:
Net investment income	—	0.01
Net realized gain	—	—

Total distributions	—	0.01

Net asset value, end of year	$11.08	$10.81

Total Return (%)*	2.50	8.16
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.45	1.45
Expenses, before waivers and reimbursements	1.76	4.98
Net investment income (loss), net of waivers and reimbursements	0.54	—
Net investment income (loss), before waivers and reimbursements	0.23	(3.53)
Net assets at end of year (in thousands)	$101	$542
Portfolio turnover rate (%)*	36	16

	Class I
	(unaudited) Period Ended June 30,	Period Ended December 31,
	2013	2012(a)
Net asset value, beginning of year	$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.12	0.01
Net realized and unrealized gain (loss) on investments	0.17	0.82

Total from investment operations	0.29	0.83
Less distributions from:
Net investment income	—	0.02
Net realized gain	—	—

Total distributions	—	0.02

Net asset value, end of year	$11.10	$10.81

Total Return (%)*	2.68	8.26
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.20	1.20
Expenses, before waivers and reimbursements.	1.45	4.56
Net investment income (loss), net of waivers and reimbursements	2.21	0.22
Net investment income (loss), before waivers and reimbursements	1.96	(3.14)
Net assets at end of year (in thousands)	$11,555	$4,336
Portfolio turnover rate (%)*	36	16

(a)	For the period from August 16, 2012 (Commencement of Operations) to December 31, 2012.
(b)	Excludes $0.00 and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the year 2013 and 2012.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

International Leaders Fund

	Institutional Class Shares
	(unaudited) Period Ended June, 30	Period Ended December 31,
	2013	2012(a)
Net asset value, beginning of year	$10.80	$10.24
Income (loss) from investment operations:
Net investment income (loss)(b)	0.16	0.00	^
Net realized and unrealized gain (loss) on investments	0.14	0.58

Total from investment operations	0.30	0.58
Less distributions from:
Net investment income	—	0.02
Net realized gain	—	—

Total distributions	—	0.02

Net asset value, end of year	$11.10	$10.80

Total Return (%)*	2.78	5.67
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.05	1.05
Expenses, before waivers and reimbursements.	1.29	1.84
Net investment income (loss), net of waivers and reimbursements	2.78	0.01
Net investment income (loss), before waivers and reimbursements	2.54	(0.78)
Net assets at end of year (in thousands)	$50,157	$5,286
Portfolio turnover rate (%)*	36	16

(a)	For the period from August 16, 2012 (Commencement of Operations) to December 31, 2012.
(b)	Excludes $0.00 and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the year 2012 and 2013 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

International Equity Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.05	$10.56	$12.12	$11.07	$8.35	$16.53
Income (loss) from investment operations:
Net investment income (loss)(a)	0.08	0.11	0.13	0.06	0.09	0.10
Net realized and unrealized gain (loss) on investments	0.27	1.75	(1.69)	1.15	2.64	(8.16)

Total from investment operations	0.35	1.86	(1.56)	1.21	2.73	(8.06)
Less distributions from:
Net investment income	—	0.37	—	0.16	0.01	—
Net realized gain	—	—	—	—	—	0.12

Total distributions	—	0.37	—	0.16	0.01	0.12

Net asset value, end of year	$12.40	$12.05	$10.56	$12.12	$11.07	$8.35

Total Return (%)*	2.90	17.57	(12.87)	10.92	32.69	(48.75)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.45	1.45	1.45	1.45	1.45	1.45
Expenses, before waivers and reimbursements	1.69	1.71	1.60	1.66	1.59	1.45
Net investment income (loss), net of waivers and reimbursements	1.36	0.95	1.09	0.55	1.03	0.80
Net investment income (loss), before waivers and reimbursements	1.12	0.69	0.94	0.34	0.89	0.80
Net assets at end of year (in thousands)	$3,844	$5,648	$6,773	$13,733	$15,436	$42,824
Portfolio turnover rate (%)*	42	80	99	71	88	92

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.18	$10.67	$12.22	$11.16	$8.44	$16.66
Income (loss) from investment operations:
Net investment income (loss)(a)	0.12	0.14	0.17	0.10	0.08	0.15
Net realized and unrealized gain (loss) on investments	0.26	1.77	(1.72)	1.15	2.70	(8.25)

Total from investment operations	0.38	1.91	(1.55)	1.25	2.78	(8.10)
Less distributions from:
Net investment income	—	0.40	—	0.19	0.06	—
Net realized gain	—	—	—	—	—	0.12

Total distributions	—	0.40	—	0.19	0.06	0.12

Net asset value, end of year	$12.56	$12.18	$10.67	$12.22	$11.16	$8.44

Total Return (%)*	3.12	17.89	(12.68)	11.19	32.93	(48.61)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.20	1.20	1.20
Expenses, before waivers and reimbursements	1.41	1.44	1.33	1.28	1.39	1.22
Net investment income (loss), net of waivers and reimbursements	1.94	1.17	1.43	0.88	0.86	1.12
Net investment income (loss), before waivers and reimbursements	1.73	0.93	1.30	0.80	0.67	1.10
Net assets at end of year (in thousands)	$67,020	$64,536	$68,884	$164,322	$282,732	$185,662
Portfolio turnover rate (%)*	42	80	99	71	88	92

(a)	Excludes $0.00, $0.01, $0.00, $0.04, $0.00, and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Institutional International Equity Fund

	(unaudited) Period Ended June, 30	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$10.82	$9.27	$10.78	$9.84	$7.44	$15.03
Income (loss) from investment operations:
Net investment income (loss)(a)	0.11	0.13	0.16	0.10	0.09	0.15
Net realized and unrealized gain (loss) on investments	0.23	1.57	(1.47)	0.99	2.38	(7.60)

Total from investment operations	0.34	1.70	(1.31)	1.09	2.47	(7.45)
Less distributions from:
Net investment income	—	0.15	0.20	0.15	0.07	—
Net realized gain	—	—	—	—	—	0.14

Total distributions	—	0.15	0.20	0.15	0.07	0.14

Net asset value, end of year	$11.16	$10.82	$9.27	$10.78	$9.84	$7.44

Total Return (%)*	3.14	18.31	(12.12)	11.12	33.27	(49.57)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.07	1.09	1.05
Expenses, before waivers and reimbursements	1.15	1.16	1.10	1.07	1.09	1.05
Net investment income (loss), net of waivers and reimbursements	1.90	1.28	1.48	0.97	1.04	1.26
Net investment income (loss), before waivers and reimbursements	1.85	1.22	1.48	0.97	1.04	1.26
Net assets at end of year (in thousands)	$90,196	$109,690	$111,474	$291,468	$365,271	$360,451
Portfolio turnover rate (%)*	40	86	91	73	78	91

(a)	Excludes $0.00, $0.00, $0.04, $0.00, $0.00, and $(0.07) of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

International Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$22.43	$18.68	$21.85	$18.55	$13.12	$29.12
Income (loss) from investment operations:
Net investment income (loss)(a)	0.24	0.26	0.26	0.14	0.07	0.29
Net realized and unrealized gain (loss) on investments	0.20	4.16	(3.43)	3.58	5.47	(15.54)

Total from investment operations	0.44	4.42	(3.17)	3.72	5.54	(15.25)
Less distributions from:
Net investment income	—	0.67	—	0.42	0.11	—
Net realized gain	—	—	—	—	—	0.75

Total distributions	—	0.67	—	0.42	0.11	0.75

Net asset value, end of year	$22.87	$22.43	$18.68	$21.85	$18.55	$13.12

Total Return (%)*	1.96	23.67	(14.51)	20.09	42.27	(52.33)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.42	1.44	1.45	1.43	1.45	1.39
Expenses, before waivers and reimbursements.	1.42	1.44	1.46	1.43	1.46	1.39
Net investment income (loss), net of waivers and reimbursements	2.07	1.25	1.22	0.73	0.48	1.29
Net investment income (loss), before waivers and reimbursements	2.07	1.25	1.21	0.73	0.47	1.29
Net assets at end of year (in thousands)	$1,291,137	$1,269,736	$1,277,534	$2,689,417	$2,539,596	$1,980,750
Portfolio turnover rate (%)*	54	81	103	99	121	91

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$22.94	$19.10	$22.34	$18.95	$13.40	$29.61
Income (loss) from investment operations:
Net investment income (loss)(a)	0.28	0.32	0.30	0.20	0.12	0.37
Net realized and unrealized gain (loss) on investments	0.21	4.25	(3.48)	3.67	5.59	(15.83)

Total from investment operations	0.49	4.57	(3.18)	3.87	5.71	(15.46)
Less distributions from:
Net investment income	—	0.73	0.06	0.48	0.16	—
Net realized gain	—	—	—	—	—	0.75

Total distributions	—	0.73	0.06	0.48	0.16	0.75

Net asset value, end of year	$23.43	$22.94	$19.10	$22.34	$18.95	$13.40

Total Return (%)*	2.14	23.96	(14.23)	20.47	42.63	(52.17)
Ratios to average daily net assets (%):**
Expenses	1.13	1.15	1.15	1.14	1.17	1.08
Net investment income (loss)	2.36	1.51	1.40	0.99	0.74	1.58
Net assets at end of year (in thousands)	$2,548,741	$2,402,897	$1,951,368	$2,392,762	$1,933,812	$1,150,188
Portfolio turnover rate (%)*	54	81	103	99	121	91

(a)	Excludes $0.00, $0.10, $0.00, $0.13, $0.08 and $(0.18) of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010, 2009 and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Institutional International Growth Fund

	(unaudited) Period Ended June, 30	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$14.89	$12.39	$14.37	$12.20	$8.66	$19.20
Income (loss) from investment operations:
Net investment income (loss)(a)	0.19	0.23	0.21	0.14	0.10	0.25
Net realized and unrealized gain (loss) on investments	0.14	2.76	(2.17)	2.31	3.61	(10.24)

Total from investment operations	0.33	2.99	(1.96)	2.45	3.71	(9.99)
Less distributions from:
Net investment income	—	0.49	0.02	0.28	0.17	—
Net realized gain	—	—	—	—	—	0.55

Total distributions	—	0.49	0.02	0.28	0.17	0.55

Net asset value, end of year	$15.22	$14.89	$12.39	$14.37	$12.20	$8.66

Total Return (%)*	2.22	24.11	(13.66)	20.10	42.83	(51.99)
Ratios to average daily net assets (%):**
Expenses	0.97	0.98	0.99	0.99	1.01	0.98
Net investment income (loss)	2.51	1.64	1.51	1.12	0.95	1.68
Net assets at end of year (in thousands)	$2,076,576	$1,974,130	$1,542,594	$1,886,217	$1,375,848	$998,266
Portfolio turnover rate (%)*	55	83	111	99	125	86

(a)	Excludes $0.00, $0.00, $0.09, $0.05, $(0.10), and $0.06 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

International Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.46	$11.36	$13.07	$10.40	$6.62	$13.98
Income (loss) from investment operations:
Net investment income (loss)(a)	0.09	0.08	0.07	0.03	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	0.84	2.27	(1.66)	2.66	3.79	(7.22)

Total from investment operations	0.93	2.35	(1.59)	2.69	3.78	(7.24)
Less distributions from:
Net investment income	—	0.25	0.12	0.02	—	—
Net realized gain	—	—	—	—	—	0.12

Total distributions	—	0.25	0.12	0.02	—	0.12

Net asset value, end of year	$14.39	$13.46	$11.36	$13.07	$10.40	$6.62

Total Return (%)*	6.91	20.73	(12.16)	25.88	57.10	(51.82)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.59	1.61	1.64	1.55	1.65	1.65
Expenses, before waivers and reimbursements	1.59	1.61	1.64	1.55	1.83	1.62
Net investment income (loss), net of waivers and reimbursements	1.30	0.65	0.55	0.30	(0.16)	(0.20)
Net investment income (loss), before waivers and reimbursements	1.30	0.65	0.55	0.30	(0.34)	(0.17)
Net assets at end of year (in thousands)	$15,339	$14,771	$18,991	$21,916	$14,854	$11,363
Portfolio turnover rate (%)*	62	76	85	85	136	78

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.58	$11.46	$13.19	$10.49	$6.67	$14.01
Income (loss) from investment operations:
Net investment income (loss)(a)	0.12	0.12	0.12	0.07	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.84	2.30	(1.69)	2.68	3.83	(7.23)

Total from investment operations	0.96	2.42	(1.57)	2.75	3.84	(7.22)
Less distributions from:
Net investment income	—	0.30	0.16	0.05	0.02	—
Net realized gain	—	—	—	—	—	0.12

Total distributions	—	0.30	0.16	0.05	0.02	0.12

Net asset value, end of year	$14.54	$13.58	$11.46	$13.19	$10.49	$6.67

Total Return (%)*	7.07	21.10	(11.84)	26.24	57.51	(51.56)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.29	1.30	1.28	1.25	1.31	1.31
Expenses, before waivers and reimbursements	1.29	1.30	1.28	1.25	1.31	1.28
Net investment income (loss), net of waivers and reimbursements	1.64	0.95	0.92	0.61	0.11	0.11
Net investment income (loss), before waivers and reimbursements	1.64	0.95	0.92	0.61	0.11	0.14
Net assets at end of year (in thousands)	$399,781	$359,557	$364,574	$349,679	$210,561	$89,452
Portfolio turnover rate (%)*	62	76	85	85	136	78

(a)	Excludes $0.00, $0.04, $0.00, $0.15, $0.01 and $(0.02) of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

International Small Cap Growth Fund

	Institutional Class Shares
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.64	$11.51	$13.24	$10.53	$6.69	$14.04
Income (loss) from investment operations:
Net investment income (loss)(a)	0.13	0.15	0.14	0.09	0.04	0.03
Net realized and unrealized gain (loss) on investments	0.85	2.31	(1.68)	2.69	3.83	(7.26)

Total from investment operations	0.98	2.46	(1.54)	2.78	3.87	(7.23)
Less distributions from:
Net investment income	—	0.33	0.19	0.07	0.03	—
Net realized gain	—	—	—	—	—	0.12

Total distributions	—	0.33	0.19	0.07	0.03	0.12

Net asset value, end of year	$14.62	$13.64	$11.51	$13.24	$10.53	$6.69

Total Return (%)*	7.18	21.36	(11.60)	26.40	57.84	(51.53)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.06	1.08	1.08	1.08	1.13	1.14
Expenses, before waivers and reimbursements	1.06	1.08	1.08	1.08	1.13	1.11
Net investment income (loss), net of waivers and reimbursements	1.84	1.14	1.10	0.77	0.48	0.28
Net investment income (loss), before waivers and reimbursements	1.84	1.14	1.10	0.77	0.48	0.31
Net assets at end of year (in thousands)	$352,089	$345,180	$334,656	$275,356	$165,436	$191,173
Portfolio turnover rate (%)*	62	76	85	85	136	78

(a)	Excludes $0.00, $0.04, $0.00, $0.13, $0.01 and $(0.02) of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Emerging Markets Leaders Fund

	Class N
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2013	2012	2011	2010(a)
Net asset value, beginning of year	$9.20	$7.68	$10.34	$8.80
Income (loss) from investment operations:
Net investment income (loss)(c)	0.04	0.02	0.04	(0.02)
Net realized and unrealized gain (loss) on investments	(0.74)	1.54	(2.08)	1.64

Total from investment operations	(0.70)	1.56	(2.04)	1.62
Less distributions from:
Net investment income	—	0.04	—	0.02
Net realized gain	—	—	0.62	0.06

Total distributions	—	0.04	0.62	0.08

Net asset value, end of year	$8.50	$9.20	$7.68	$10.34

Total Return (%)*	(7.50)	20.37	(19.55)	18.43
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65	1.65	1.65	1.65
Expenses, before waivers and reimbursements	2.01	2.10	1.83	1.71
Net investment income (loss), net of waivers and reimbursements	0.83	0.26	0.44	(0.38)
Net investment income (loss), before waivers and reimbursements	0.47	(0.19)	0.26	(0.44)
Net assets at end of year (in thousands)	$199	$249	$46	$53
Portfolio turnover rate (%)*	66	94	142	176

	Class I
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2013	2012	2011	2010	2009	2008(b)
Net asset value, beginning of year	$9.18	$7.66	$10.35	$8.43	$4.79	$10.00
Income (loss) from investment operations:
Net investment income (loss)(c)	0.05	0.07	0.06	0.02	0.02	0.04
Net realized and unrealized gain (loss) on investments	(0.73)	1.51	(2.08)	1.98	3.73	(5.25)

Total from investment operations	(0.68)	1.58	(2.02)	2.00	3.75	(5.21)
Less distributions from:
Net investment income	—	0.06	0.05	0.02	0.11	0.00 ^
Net realized gain	—	—	0.62	0.06	—	—
Return of capital	—	—	0.00 ^	—	—	—

Total distributions	—	0.06	0.67	0.08	0.11	0.00 ^

Net asset value, end of year	$8.50	$9.18	$7.66	$10.35	$8.43	$4.79

Total Return (%)*	(7.41)	20.64	(19.34)	23.70	78.38	(52.09)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	1.40	1.40	1.40	1.40	1.40
Expenses, before waivers and reimbursements	1.60	1.75	1.58	1.52	1.54	1.56
Net investment income (loss), net of waivers and reimbursements	1.13	0.83	0.69	0.25	0.37	0.70
Net investment income (loss), before waivers and reimbursements	0.93	0.48	0.51	0.13	0.23	0.54
Net assets at end of year (in thousands)	$31,061	$25,628	$21,610	$16,332	$8,823	$2,914
Portfolio turnover rate (%)*	66	94	142	176	176	151

(a)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
(b)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.
(c)	Excludes $0.00, $0.00, $0.00, $0.96, $1.29, and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Emerging Markets Leaders Fund

	Institutional Class Shares
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2013	2012	2011	2010	2009	2008(a)
Net asset value, beginning of year	$9.18	$7.65	$10.35	$8.43	$4.78	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.06	0.08	0.09	0.04	0.04	0.04
Net realized and unrealized gain (loss) on investments	(0.73)	1.52	(2.10)	1.97	3.73	(5.26)

Total from investment operations	(0.67)	1.60	(2.01)	2.01	3.77	(5.22)
Less distributions from:
Net investment income	—	0.07	0.06	0.03	0.12	0.00 ^
Net realized gain	—	—	0.63	0.06	—	—
Return of capital	—	—	0.00 ^	—	—	—

Total distributions	—	0.07	0.69	0.09	0.12	0.00 ^

Net asset value, end of year	$8.51	$9.18	$7.65	$10.35	$8.43	$4.78

Total Return (%)*	(7.41)	20.97	(19.30)	23.84	78.93	(52.11)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.26	1.25	1.25
Expenses, before waivers and reimbursements	1.45	1.59	1.41	1.35	1.36	1.41
Net investment income (loss), net of waivers and reimbursements	1.24	0.90	0.90	0.50	0.58	0.70
Net investment income (loss), before waivers and reimbursements	1.04	0.56	0.74	0.41	0.47	0.54
Net assets at end of year (in thousands)	$29,910	$43,102	$26,166	$78,516	$106,313	$43,762
Portfolio turnover rate (%)*	66	94	142	176	176	151

(a)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.
(b)	Excludes $0.00, $0.00, $0.00, $0.96, $1.29, and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Emerging Markets Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009		2008
Net asset value, beginning of year	$13.40	$11.16	$15.76	$12.87	$7.46		$21.92
Income (loss) from investment operations:
Net investment income (loss)(a)	0.05	0.07	0.07	(0.01)	0.00	^	0.11
Net realized and unrealized gain (loss) on investments	(0.89)	2.24	(2.84)	3.02	5.51		(13.63)

Total from investment operations	(0.84)	2.31	(2.77)	3.01	5.51		(13.52)
Less distributions from:
Net investment income	—	0.07	—	0.12	0.10		—
Net realized gain	—	—	1.83	—	—		0.94

Total distributions	—	0.07	1.83	0.12	0.10		0.94

Net asset value, end of year	$12.56	$13.40	$11.16	$15.76	$12.87		$7.46

Total Return (%)*	(6.27)	20.70	(17.29)	23.44	73.85		(61.71)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.68	1.69	1.68	1.63	1.70		1.67
Expenses, before waivers and reimbursements	1.68	1.69	1.68	1.63	1.81		1.65
Net investment income (loss), net of waivers and reimbursements	0.81	0.59	0.48	(0.05)	0.04		0.65
Net investment income (loss), before waivers and reimbursements	0.81	0.59	0.48	(0.05)	(0.07)		0.67
Net assets at end of year (in thousands)	$13,912	$16,724	$17,474	$34,324	$27,271		$16,486
Portfolio turnover rate (%)*	62	90	104	121	113		118

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.50	$11.25	$15.87	$12.95	$7.51	$21.99
Income (loss) from investment operations:
Net investment income (loss)(a)	0.08	0.11	0.11	0.04	0.03	0.15
Net realized and unrealized gain (loss) on investments	(0.90)	2.25	(2.85)	3.03	5.54	(13.69)

Total from investment operations	(0.82)	2.36	(2.74)	3.07	5.57	(13.54)
Less distributions from:
Net investment income	—	0.11	0.05	0.15	0.13	—
Net realized gain	—	—	1.83	—	—	0.94

Total distributions	—	0.11	1.88	0.15	0.13	0.94

Net asset value, end of year	$12.68	$13.50	$11.25	$15.87	$12.95	$7.51

Total Return (%)*	(6.07)	21.01	(17.00)	23.77	74.18	(61.60)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	1.41	1.38	1.36	1.41	1.41
Expenses, before waivers and reimbursements	1.40	1.41	1.38	1.36	1.41	1.39
Net investment income (loss), net of waivers and reimbursements	1.12	0.86	0.77	0.26	0.31	0.91
Net investment income (loss), before waivers and reimbursements	1.12	0.86	0.77	0.26	0.31	0.93
Net assets at end of year (in thousands)	$143,033	$144,942	$124,739	$194,763	$180,329	$69,363
Portfolio turnover rate (%)*	62	90	104	121	113	118

(a)	Excludes $0.00, $0.00, $0.01, $0.11, $0.15 and $(0.09) of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Emerging Markets Growth Fund

	Institutional Class Shares
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.59	$11.32	$15.96	$13.03	$7.56	$22.07
Income (loss) from investment operations:
Net investment income (loss)(a)	0.09	0.14	0.14	0.06	0.06	0.17
Net realized and unrealized gain (loss) on investments	(0.91)	2.27	(2.87)	3.05	5.55	(13.74)

Total from investment operations	(0.82)	2.41	(2.73)	3.11	5.61	(13.57)
Less distributions from:
Net investment income	—	0.14	0.08	0.18	0.14	—
Net realized gain	—	—	1.83	—	—	0.94

Total distributions	—	0.14	1.91	0.18	0.14	0.94

Net asset value, end of year	$12.77	$13.59	$11.32	$15.96	$13.03	$7.56

Total Return (%)*	(6.03)	21.28	(16.82)	23.91	74.33	(61.51)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.19	1.20	1.19	1.17	1.22	1.22
Expenses, before waivers and reimbursements	1.19	1.20	1.19	1.17	1.22	1.20
Net investment income (loss), net of waivers and reimbursements	1.35	1.12	0.93	0.43	0.54	1.08
Net investment income (loss), before waivers and reimbursements	1.35	1.12	0.93	0.43	0.54	1.10
Net assets at end of year (in thousands)	$733,936	$802,571	$675,633	$1,021,456	$830,660	$299,739
Portfolio turnover rate (%)*	62	90	104	121	113	118

(a)	Excludes $0.00, $0.00, $0.01, $0.11, $0.15 and $(0.09) of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Emerging Markets Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2013	2012	2011(a)
Net asset value, beginning of year	$12.99	$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.06	0.06	0.00 ^
Net realized and unrealized gain (loss) on investments	0.79	3.27	(0.27)

Total from investment operations	0.85	3.33	(0.27)
Less distributions from:
Net investment income	—	0.07	—
Net realized gain	—	—	—

Total distributions	—	0.07	—

Net asset value, end of year	$13.84	$12.99	$9.73

Total Return (%)*	6.54	34.23	(2.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65	1.65	1.65
Expenses, before waivers and reimbursements	2.07	4.76	9.53
Net investment income (loss), net of waivers and reimbursements	0.76	0.56	0.08
Net investment income (loss), before waivers and reimbursements	0.34	(2.54)	(7.80)
Net assets at end of year (in thousands)	$10,194	$3,016	$1,012
Portfolio turnover rate (%)*	69	78	17

	Class I
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2013	2012	2011(a)
Net asset value, beginning of year	$12.99	$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.07	0.08	0.01
Net realized and unrealized gain (loss) on investments	0.79	3.29	(0.28)

Total from investment operations	0.86	3.37	(0.27)
Less distributions from:
Net investment income	—	0.11	—
Net realized gain	—	—	—

Total distributions	—	0.11	—

Net asset value, end of year	$13.85	$12.99	$9.73

Total Return (%)*	6.62	34.62	(2.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	1.40	1.40
Expenses, before waivers and reimbursements	1.80	4.40	9.28
Net investment income (loss), net of waivers and reimbursements	1.01	0.70	0.33
Net investment income (loss), before waivers and reimbursements	0.61	(2.30)	(7.55)
Net assets at end of year (in thousands)	$32,301	$8,763	$2,260
Portfolio turnover rate (%)*	69	78	17

(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.
(b)	Excludes $0.00, $0.05 and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, and 2011 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Emerging Markets Small Cap Growth Fund

	Institutional Class Shares
	(unaudited) Period Ended June 30,	Period Ended December 31,
	2013	2012(a)
Net asset value, beginning of year	$13.00	$12.79
Income (loss) from investment operations:
Net investment income (loss)(b)	0.09	0.00 ^
Net realized and unrealized gain (loss) on investments	0.77	0.21

Total from investment operations	0.86	0.21
Less distributions from:
Net investment income	—	—
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of year	$13.86	$13.00

Total Return (%)*	6.62	1.64
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25
Expenses, before waivers and reimbursements	1.64	2.32
Net investment income (loss), net of waivers and reimbursements	1.21	(0.87)
Net investment income (loss), before waivers and reimbursements	0.82	(1.93)
Net assets at end of year (in thousands)	$39,484	$15,242
Portfolio turnover rate (%)*	69	78

(a)	For the period from December 20, 2012 (Commencement of Operations) to December 31, 2012.
(b)	Excludes $0.00 and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2013 and 2012 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Bond Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.28	$10.91	$10.70	$10.40	$9.82	$10.07
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.36	0.43	0.46	0.48	0.47
Net realized and unrealized gain (loss) on investments	(0.53)	0.53	0.34	0.35	0.59	(0.31)

Total from investment operations	(0.37)	0.89	0.77	0.81	1.07	0.16
Less distributions from:
Net investment income	0.21	0.45	0.47	0.48	0.49	0.41
Net realized gain	—	0.07	0.09	0.03	—	—

Total distributions	0.21	0.52	0.56	0.51	0.49	0.41

Net asset value, end of year	$10.70	$11.28	$10.91	$10.70	$10.40	$9.82

Total Return (%)*	(3.37)	8.33	7.41	7.86	11.11	1.64
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.65	0.65	0.65	0.65	0.65	0.65
Expenses, before waivers and reimbursements	0.79	0.81	0.76	0.70	1.40	2.47
Net investment income (loss), net of waivers and reimbursements	2.88	3.25	3.97	4.25	4.76	4.69
Net investment income (loss), before waivers and reimbursements	2.74	3.09	3.86	4.20	4.01	2.87
Net assets at end of year (in thousands)	$21,558	$32,867	$8,345	$4,479	$3,580	$407
Portfolio turnover rate (%)*	29	25	28	25	29	52

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.17	$10.80	$10.59	$10.31	$9.72	$10.04
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.38	0.45	0.47	0.49	0.48
Net realized and unrealized gain (loss) on investments	(0.52)	0.52	0.33	0.33	0.59	(0.31)

Total from investment operations	(0.35)	0.90	0.78	0.80	1.08	0.17
Less distributions from:
Net investment income	0.22	0.46	0.48	0.49	0.49	0.49
Net realized gain	—	0.07	0.09	0.03	—	—

Total distributions	0.22	0.53	0.57	0.52	0.49	0.49

Net asset value, end of year	$10.60	$11.17	$10.80	$10.59	$10.31	$9.72

Total Return (%)*	(3.26)	8.54	7.62	7.89	11.40	1.72
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.50	0.50	0.50	0.50	0.50	0.50
Expenses, before waivers and reimbursements	0.56	0.56	0.55	0.55	0.58	0.71
Net investment income (loss), net of waivers and reimbursements	3.03	3.45	4.17	4.41	4.92	4.90
Net investment income (loss), before waivers and reimbursements	2.97	3.39	4.12	4.36	4.84	4.69
Net assets at end of year (in thousands)	$160,098	$172,836	$154,224	$147,807	$127,538	$63,763
Portfolio turnover rate (%)*	29	25	28	25	29	52

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Bond Fund

	Institutional Class Shares
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.16	$10.80	$10.58	$10.30	$9.72	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.40	0.45	0.48	0.51	0.50
Net realized and unrealized gain (loss) on investments	(0.51)	0.51	0.36	0.34	0.58	(0.31)

Total from investment operations	(0.34)	0.91	0.81	0.82	1.09	0.19
Less distributions from:
Net investment income	0.23	0.48	0.50	0.51	0.51	0.47
Net realized gain	—	0.07	0.09	0.03	—	—

Total distributions	0.23	0.55	0.59	0.54	0.51	0.47

Net asset value, end of year	$10.59	$11.16	$10.80	$10.58	$10.30	$9.72

Total Return (%)*	(3.19)	8.61	7.88	8.06	11.47	1.95
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.35	0.35	0.35	0.35	0.34	0.35
Expenses, before waivers and reimbursements	0.38	0.38	0.39	0.40	0.43	0.56
Net investment income (loss), net of waivers and reimbursements	3.18	3.60	4.24	4.54	5.07	5.04
Net investment income (loss), before waivers and reimbursements	3.15	3.57	4.20	4.49	4.98	4.83
Net assets at end of year (in thousands)	$79,676	$91,039	$69,447	$40,490	$16,226	$10,443
Portfolio turnover rate (%)*	29	25	28	25	29	52

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Income Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.55	$9.32	$9.22	$9.07	$8.69	$9.29
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.24	0.32	0.35	0.40	0.37
Net realized and unrealized gain (loss) on investments	(0.33)	0.31	0.15	0.19	0.44	(0.59)

Total from investment operations	(0.23)	0.55	0.47	0.54	0.84	(0.22)
Less distributions from:
Net investment income	0.14	0.32	0.37	0.39	0.46	0.38
Net realized gain	—	—	—	—	—	—

Total distributions	0.14	0.32	0.37	0.39	0.46	0.38

Net asset value, end of year	$9.18	$9.55	$9.32	$9.22	$9.07	$8.69

Total Return (%)*	(2.45)	6.00	5.21	6.04	9.88	(2.46)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.82	0.83	0.85	0.85	0.85	0.90
Expenses, before waivers and reimbursements	0.82	0.83	0.91	0.85	0.93	0.93
Net investment income (loss), net of waivers and reimbursements	2.06	2.49	3.40	3.79	4.48	4.38
Net investment income (loss), before waivers and reimbursements	2.06	2.49	3.34	3.79	4.41	4.35
Net assets at end of year (in thousands)	$59,339	$68,947	$44,802	$35,755	$37,567	$47,009
Portfolio turnover rate (%)*	28	33	39	29	40	38

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.48	$9.25	$9.15	$9.00	$8.64	$9.30
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.26	0.34	0.37	0.41	0.39
Net realized and unrealized gain (loss) on investments	(0.33)	0.31	0.15	0.19	0.43	(0.59)

Total from investment operations	(0.22)	0.57	0.49	0.56	0.84	(0.20)
Less distributions from:
Net investment income	0.15	0.34	0.39	0.41	0.48	0.46
Net realized gain	—	—	—	—	—	—

Total distributions	0.15	0.34	0.39	0.41	0.48	0.46

Net asset value, end of year	$9.11	$9.48	$9.25	$9.15	$9.00	$8.64

Total Return (%)*	(2.36)	6.28	5.46	6.33	9.89	(2.26)
Ratios to average daily net assets (%):**
Expenses	0.57	0.58	0.64	0.63	0.66	0.72
Net investment income	2.31	2.78	3.66	4.01	4.67	4.57
Net assets at end of year (in thousands)	$72,510	$72,830	$67,183	$77,522	$80,041	$93,426
Portfolio turnover rate (%)*	28	33	39	29	40	38

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Low Duration Fund

	Class N
	(unaudited) Period Ended June, 30	Years Ended December 31,
	2013	2012	2011	2010	2009(a)
Net asset value, beginning of year	$9.83	$9.82	$9.90	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.13	0.15	0.13	0.01
Net realized and unrealized gain (loss) on investments	(0.17)	0.14	0.02	0.05	(0.07)

Total from investment operations	(0.12)	0.27	0.17	0.18	(0.06)
Less distributions from:
Net investment income	0.12	0.26	0.25	0.21	0.01
Net realized gain	—	—	—	—	—

Total distributions	0.12	0.26	0.25	0.21	0.01

Net asset value, end of year	$9.59	$9.83	$9.82	$9.90	$9.93

Total Return (%)*	(1.27)	2.80	1.73	1.86	(0.60)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.69	0.70	0.70	0.70	0.70
Expenses, before waivers and reimbursements	0.69	0.74	0.73	0.78	0.94
Net investment income (loss), net of waivers and reimbursements	1.02	1.37	1.52	1.33	1.27
Net investment income (loss), before waivers and reimbursements	1.02	1.33	1.49	1.25	1.03
Net assets at end of year (in thousands)	$10,127	$11,216	$6,260	$6,937	$1,861
Portfolio turnover rate (%)*	24	20	43	51	—

	Class I
	(unaudited) Period Ended June, 30	Years Ended December 31,
	2013	2012	2011	2010	2009(a)
Net asset value, beginning of year	$9.83	$9.82	$9.89	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.15	0.17	0.15	0.01
Net realized and unrealized gain (loss) on investments	(0.17)	0.14	0.02	0.04	(0.07)

Total from investment operations	(0.11)	0.29	0.19	0.19	(0.06)
Less distributions from:
Net investment income	0.13	0.28	0.26	0.23	0.01
Net realized gain	—	—	—	—	—

Total distributions	0.13	0.28	0.26	0.23	0.01

Net asset value, end of year	$9.59	$9.83	$9.82	$9.89	$9.93

Total Return (%)*	(1.20)	2.96	1.99	1.89	(0.59)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.53	0.55	0.55	0.55	0.55
Expenses, before waivers and reimbursements	0.53	0.57	0.58	0.63	0.79
Net investment income (loss), net of waivers and reimbursements	1.18	1.52	1.67	1.46	1.39
Net investment income (loss), before waivers and reimbursements	1.18	1.50	1.64	1.38	1.15
Net assets at end of year (in thousands)	$173,829	$157,213	$82,828	$88,568	$79,773
Portfolio turnover rate (%)*	24	20	43	51	—

(a)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Low Duration Fund

	Institutional Class Shares
	(unaudited) Period Ended June, 30	Years Ended December 31,
	2013	2012	2011	2010	2009(a)
Net asset value, beginning of year	$9.83	$9.83	$9.90	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.17	0.18	0.16	0.01
Net realized and unrealized gain (loss) on investments	(0.15)	0.12	0.03	0.05	(0.07)

Total from investment operations	(0.09)	0.29	0.21	0.21	(0.06)
Less distributions from:
Net investment income	0.14	0.29	0.28	0.24	0.01
Net realized gain	—	—	—	—	—

Total distributions	0.14	0.29	0.28	0.24	0.01

Net asset value, end of year	$9.60	$9.83	$9.83	$9.90	$9.93

Total Return (%)*	(1.01)	3.01	2.14	2.15	(0.58)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.38	0.40	0.40	0.40	0.40
Expenses, before waivers and reimbursements	0.38	0.41	0.42	0.48	0.64
Net investment income (loss), net of waivers and reimbursements	1.33	1.68	1.81	1.61	1.54
Net investment income (loss), before waivers and reimbursements	1.33	1.67	1.79	1.53	1.30
Net assets at end of year (in thousands)	$107,359	$118,401	$68,059	$47,965	$13,500
Portfolio turnover rate (%)*	24	20	43	51	—

(a)	For the period December 1, 2009 (Commencement of Operations) to December 31, 2009.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Ready Reserves Fund

	Class N
	(unaudited) Period Ended June 30,		Years Ended December 31,
	2013		2012		2011		2010		2009		2008
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.00		0.00	^	0.00	^	0.00	^	0.00	^	0.02
Net realized and unrealized gain (loss) on investments	—		—		—		—		—		—

Total from investment operations	0.00		0.00	^	0.00	^	0.00	^	0.00	^	0.02
Less distributions from:
Net investment income	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^	0.02
Net realized gain	—		—		—		—		—		—

Total distributions	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^	0.02

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return (%)*	0.00		0.01		0.01		0.01		0.10		2.20
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.11		0.14		0.14		0.24		0.46		0.60
Expenses, before waivers and reimbursements	0.62		0.62		0.62		0.61		0.66		0.60
Net investment income (loss), net of waivers and reimbursements	0.01		0.01		0.01		0.01		0.11		2.12
Net investment income (loss), before waivers and reimbursements	(0.50)		(0.47)		(0.47)		(0.36)		(0.09)		2.12
Net assets at end of year (in thousands)	$1,227,886		$1,515,330		$1,271,746		$1,216,543		$1,352,901		$1,841,189

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

FOR MORE INFORMATION

More information about the Funds is available without charge, upon request, including the following:

Semi-Annual/Annual Reports

The Semi-Annual and audited Annual Reports to shareholders include financial statements, detailed performance information, portfolio holdings and statements from the Fund managers. In the Annual Report, you will find a discussion of the market conditions and investment strategies that the Advisor believes significantly affected each Fund’s performance in its last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Funds. The current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes.

To obtain information:

By telephone

For Class N and Class I Shares

Call: 1-800-635-2886

(In Massachusetts 1-800-635-2840)

For Institutional Class Shares

Call: 1-800-742-7272

By mail

Write to:

William Blair Funds

222 West Adams Street

Chicago, Illinois 60606

or

Boston Financial Data Services, Inc.

(the Funds’ Transfer Agent)

P.O. Box 8506

Boston, MA 02266-8506

On the Internet

Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, D.C. (1-202-551-8090) or, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room Section, Washington, D.C. 20549-1520.

No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or the Distributor. The Prospectus does not constitute an offering by the Trust or the Distributor in any jurisdiction in which such offering may not lawfully be made.

The Trust’s information, including but not limited to the Prospectus, SAI, Semi-Annual and Annual Reports and Application, can be viewed online at www.williamblairfunds.com.

William Blair Funds	October 31, 2013

Investment Company Act File No.: 811-5344

William Blair Funds

Prospectus

U.S. EQUITY	GLOBAL/INTERNATIONAL EQUITY
Growth Fund	Global Leaders Fund
Large Cap Growth Fund	Global Small Cap Growth Fund
Large Cap Value Fund	International Leaders Fund
Mid Cap Growth Fund	International Equity Fund
Mid Cap Value Fund	Institutional International Equity Fund
Small-Mid Cap Growth Fund	International Growth Fund
Small-Mid Cap Value Fund	Institutional International Growth Fund
Small Cap Growth Fund	International Small Cap Growth Fund
Small Cap Value Fund	Emerging Markets Leaders Fund
Emerging Markets Growth Fund
FIXED INCOME	Emerging Markets Small Cap Growth Fund
Bond Fund
Income Fund
Low Duration Fund

MONEY MARKET
Ready Reserves Fund

©William Blair & Company, L.L.C., distributor
+1 800 742 7272 williamblairfunds.com	222 West Adams Street Chicago, Illinois 60606

00097794

WILLIAM BLAIR FUNDS

222 WEST ADAMS STREET

CHICAGO, ILLINOIS 60606

(312) 364-8000

1-800-635-2886

(In Massachusetts 1-800-635-2840)

STATEMENT OF ADDITIONAL INFORMATION

Growth Fund

Class (Ticker): N (WBGSX) I (BGFIX)

Large Cap Growth Fund

Class (Ticker): N (LCGNX) I (LCGFX)

Large Cap Value Fund

Class (Ticker): N (WLVNX) I (BLVIX)

Mid Cap Growth Fund

Class (Ticker): N (WCGNX) I (WCGIX)

Mid Cap Value Fund

Class (Ticker): N (WMVNX) I (WMVIX)

Small-Mid Cap Growth Fund

Class (Ticker): N (WSMNX) I (WSMDX)

Small-Mid Cap Value Fund

Class (Ticker): N (BSMNX) I (WSMIX)

Small Cap Growth Fund

Class (Ticker): N (WBSNX) I (WBSIX)

Small Cap Value Fund

Class (Ticker): N (WBVDX) I (BVDIX)

Global Leaders Fund

Class (Ticker): N (WGGNX) I (WGFIX) INST (BGGIX)

Global Small Cap Growth Fund

Class (Ticker): N (BGSNX) I (WGLIX) INST (BGSJX)

International Leaders Fund

Class (Ticker): N (WILNX) I (WILIX) INST (WILJX)

International Equity Fund

Class (Ticker): N (WIENX) I (WIEIX)

Institutional International Equity Fund

Class (Ticker): INST (WIIEX)

International Growth Fund

Class (Ticker): N (WBIGX) I (BIGIX)

Institutional International Growth Fund

Class (Ticker): INST (WBIIX)

International Small Cap Growth Fund

Class (Ticker): N (WISNX) I (WISIX) INST (WIISX)

Emerging Markets Leaders Fund

Class (Ticker): N (WELNX) I (WBELX) INST (WELIX)

Emerging Markets Growth Fund

Class (Ticker): N (WBENX) I (WBEIX) INST (BIEMX)

Emerging Markets Small Cap Growth Fund

Class (Ticker): N (WESNX) I (BESIX) INST (WESJX)

Bond Fund

Class (Ticker): N (WBBNX) I (WBFIX) INST (BBFIX)

Income Fund

Class (Ticker): N (WBRRX) I (BIFIX)

Low Duration Fund

Class (Ticker): N (WBLNX) I (WBLIX) INST (WBLJX)

Ready Reserves Fund

Class (Ticker): N (WBRXX) I (RRFXX)

October 31, 2013

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the above listed Funds dated October 31, 2013. The audited financial statements for the Funds for the year ended December 31, 2012 and the Report of Independent Registered Public Accounting Firm thereon are incorporated by reference from the Annual Reports to Shareholders for the year ended December 31, 2012. In addition, the unaudited financial statements for the Funds for the semi-annual period ended June 30, 2013 are incorporated by reference from the Semi-Annual Report to Shareholders for the semi-annual period ended June 30, 2013. The Prospectus and Annual and Semi-Annual Reports to Shareholders may be obtained without charge by writing or calling William Blair Funds (the “Trust”).

i

ii

iii

MANAGEMENT OF THE TRUST

Investment Advisor. As stated in the Prospectus, William Blair & Company, L.L.C. (“William Blair” or the “Advisor”) is the Trust’s investment advisor and manager. Pursuant to a management agreement, the Advisor acts as each Fund’s advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its partners or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. In addition to the advisory fee, each Fund pays the expenses of its operations, including a portion of the Trust’s general administrative expenses, allocated on the basis of the Fund’s net assets. Expenses that will be borne directly by each Fund include, but are not limited to, the following: the fees and expenses of independent auditors, counsel, custodian and transfer agent, costs of reports and notices to shareholders, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying each Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

In rendering investment advisory services, the Advisor may use the portfolio management, research and other resources of William Blair International, Ltd. (U.K.) (“William Blair U.K.”), an affiliate of the Advisor. William Blair U.K. is not registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. William Blair U.K. has entered into a Memorandum of Understanding (“MOU”) with the Advisor pursuant to which William Blair U.K. is considered a “participating affiliate” of the Advisor as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from William Blair U.K. may render portfolio management, research and other services to the Funds under the MOU and are subject to supervision by the Advisor.

The management agreement continues in effect from year to year for each Fund for so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such management agreement or interested persons of any such party except in their capacity as trustees of the Trust and (b) by the shareholders of the Fund or the Board of Trustees. The management agreement may be terminated at any time upon 60 days notice by either party; a Fund may terminate the management agreement either by vote of the Board of Trustees or by majority vote of the outstanding shares of the Fund. The management agreement may also be terminated at any time either by vote of the Board of Trustees or by majority vote of the outstanding voting shares of a Fund if the Advisor were determined to have breached the management agreement. The management agreement will terminate automatically upon assignment. The management agreement provides that the Advisor shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the management agreement.

Upon termination of the management agreement and when so requested by the Advisor, the Trust or a Fund will refrain from using the name “William Blair” in its name or in its business in any form or combination.

Advisory Fees. For the services and facilities furnished by the Advisor under the management agreement, each Fund pays the Advisor an advisory fee, which is accrued daily and paid monthly on the first business day of the following month. The annual rate for each Fund expressed as a percentage of average daily net assets is as follows:

% of Average Daily Net Assets
Growth Fund	0.75%
Large Cap Growth Fund	0.80%
Large Cap Value Fund	0.80%
Mid Cap Growth Fund	0.95%

1

% of Average Daily Net Assets
Mid Cap Value Fund	0.95%
Small-Mid Cap Growth Fund	1.00%
Small-Mid Cap Value Fund	1.00%
Small Cap Growth Fund	1.10%
Small Cap Value Fund	1.10%
Global Leaders Fund	1.00%
Global Small Cap Growth Fund	1.00%
International Leaders Fund	0.95%
International Equity Fund:
First $250 million	1.10%
In excess of $250 million	1.00%
Institutional International Equity Fund:
First $500 million	1.00%
Next $500 million	0.95%
In excess of $1 billion	0.90%
International Growth Fund:
First $250 million	1.10%
Next $4.75 billion	1.00%
Next $5 billion	0.95%
Next $5 billion	0.925%
In excess of $15 billion	0.90%
Institutional International Growth Fund:
First $500 million	1.00%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Small Cap Growth Fund	1.00%
Emerging Markets Leaders Fund	1.10%
Emerging Markets Growth Fund	1.10%
Emerging Markets Small Cap Growth Fund	1.10%
Bond Fund	0.30%
Income Fund:*
First $250 million	0.25%
In excess of $250 million	0.20%
Low Duration Fund	0.30%
Ready Reserves Fund:
First $250 million	0.275%
Next $250 million	0.250%
Next $2 billion	0.225%
In excess of $2.5 billion	0.200%

*	Management fee also includes a charge of 5% of gross income.

Expense Waivers. The Advisor has entered into a contractual agreement with each Fund listed below to waive fees and/or reimburse expenses, if necessary, in order to limit the Fund’s operating expenses to the levels reflected in the table below until October 31, 2014 (excluding interest, taxes, brokerage commissions, aquired fund fees and expenses, dividend expenses on short sales, other investment-related costs and extraordinary

2

expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business). The agreement terminates upon the earlier of October 31, 2014 or the termination of the management agreement.

	Class N	Class I	Institutional Class
Growth Fund	N/A	N/A	—
Large Cap Growth Fund	1.20%	0.95%	—
Large Cap Value Fund	1.20%	0.95%	—
Mid Cap Growth Fund	1.35%	1.10%	—
Mid Cap Value Fund	1.35%	1.10%	—
Small-Mid Cap Growth Fund	1.35%	1.10%	—
Small-Mid Cap Value Fund	1.40%	1.15%	—
Small Cap Growth Fund	1.50%	1.25%	—
Small Cap Value Fund	1.50%	1.25%	—
Global Leaders Fund	1.50%	1.25%	1.10%
Global Small Cap Growth Fund	1.65%	1.40%	1.25%
International Leaders Fund	1.45%	1.20%	1.05%
International Equity Fund	1.45%	1.20%	—
Institutional International Equity Fund	—	—	1.10%
International Growth Fund	1.45%	1.20%	—
Institutional International Growth Fund	—	—	N/A
International Small Cap Growth Fund	1.65%	1.40%	1.25%
Emerging Markets Leaders Fund	1.65%	1.40%	1.25%
Emerging Markets Growth Fund	1.70%	1.45%	1.30%
Emerging Markets Small Cap Growth Fund	1.65%	1.40%	1.25%
Bond Fund	0.65%	0.50%	0.35%
Income Fund	0.85%	0.70%	—
Low Duration Fund	0.70%	0.55%	0.40%
Ready Reserves Fund	N/A	N/A	—

For a period of three years subsequent to the Commencement of Operations (as noted below) of the Large Cap Value Fund, the Small-Mid Cap Value Fund, the Global Small Cap Growth Fund, the International Leaders Fund and the Emerging Markets Small Cap Growth Fund, the Advisor is entitled to reimbursement for previously waived fees and/or reimbursed expenses to the extent the overall expense ratio of the Fund remains below the percentage indicated above. The total amount (in thousands) available for recapture at December 31, 2012 was $130 for the Large Cap Value Fund, $128 for the Small-Mid Cap Value Fund, $0 for the Global Small Cap Growth Fund, $57 for the International Leaders Fund and $253 for the Emerging Markets Small Cap Growth Fund.

For the fiscal years ended December 31, 2012, 2011 and 2010, the investment advisory fees incurred by each Fund and related fee waivers were as follows:

2012	Gross Advisory Fee	Fee Waiver (Recovery)	Net Advisory Fee
Growth Fund	$4,726,547	$—	$4,726,547
Large Cap Growth Fund	218,762	65,119	153,643
Large Cap Value Fund	25,999	25,999	—
Mid Cap Growth Fund	3,045,662	—	3,045,662
Mid Cap Value Fund	45,401	45,401	—
Small-Mid Cap Growth Fund	3,462,457	8,560	3,453,897
Small-Mid Cap Value Fund	22,879	22,879	—
Small Cap Growth Fund	5,538,310	—	5,538,310
Small Cap Value Fund	2,662,897	36,099	2,626,798

3

2012	Gross Advisory Fee	Fee Waiver (Recovery)	Net Advisory Fee
Global Leaders Fund	$501,051	$139,532	$361,519
International Leaders Fund[1]	21,886	21,886	—
International Equity Fund	762,950	111,531	651,419
Institutional International Equity Fund	1,139,478	69,058	1,070,420
International Growth Fund	35,030,720	—	35,030,720
Institutional International Growth Fund	16,681,671	—	16,681,671
International Small Cap Growth Fund	6,994,537	—	6,994,537
Emerging Markets Leaders Fund	631,249	196,414	434,835
Emerging Markets Growth Fund	10,670,497	—	10,670,497
Emerging Markets Small Cap Growth Fund	77,617	77,617	—
Bond Fund	803,087	76,753	726,334
Income Fund	533,314	—	533,314
Low Duration Fund	582,534	23,657	558,877
Ready Reserves Fund	3,131,322	2,586,609	544,713

[1]	August 16, 2012 (Commencement of Operations) to December 31, 2012.

2011	Gross Advisory Fee	Fee Waiver (Recovery)	Net Advisory Fee
Growth Fund	$4,443,435	$—	$4,443,435
Large Cap Growth Fund	227,990	58,411	169,579
Large Cap Value Fund[1]	3,530	3,530	—
Mid Cap Growth Fund	1,220,905	—	1,220,905
Mid Cap Value Fund	35,377	35,377	—
Small-Mid Cap Growth Fund	2,469,103	—	2,469,103
Small-Mid Cap Value Fund[2]	931	931	—
Small Cap Growth Fund	7,864,352	—	7,864,352
Small Cap Value Fund	2,289,903	225,464	2,064,439
Global Leaders Fund	452,828	131,470	321,358
International Equity Fund	1,480,916	80,482	1,400,434
Institutional International Equity Fund	2,245,522	5,371	2,240,151
International Growth Fund	42,998,598	—	42,998,598
Institutional International Growth Fund	16,019,191	—	16,019,191
International Small Cap Growth Fund	7,013,304	—	7,013,304
Emerging Markets Leaders Fund	921,432	138,847	782,585
Emerging Markets Growth Fund	10,964,250	—	10,964,250
Emerging Markets Small Cap Growth Fund[3]	6,754	6,754	—
Bond Fund	632,722	83,700	549,022
Income Fund	473,404	—	473,404
Low Duration Fund	449,307	37,113	412,194
Ready Reserves Fund	2,997,876	2,429,036	568,840

[1]	October 24, 2011 (Commencement of Operations) to December 31, 2011.
[2]	December 15, 2011 (Commencement of Operations) to December 31, 2011.
[3]	October 24, 2011 (Commencement of Operations) to December 31, 2011.

2010	Gross Advisory Fee	Fee Waiver (Recovery)	Net Advisory Fee
Growth Fund	$3,461,138	$—	$3,461,138
Large Cap Growth Fund	234,539	57,924	176,615
Mid Cap Growth Fund	774,466	1,125	773,341

4

2010	Gross Advisory Fee	Fee Waiver (Recovery)	Net Advisory Fee
Mid Cap Value Fund[1]	$14,585	$14,585	$—
Small-Mid Cap Growth Fund	1,631,123	—	1,631,123
Small Cap Growth Fund	8,796,418	18,619	8,777,798
Small Cap Value Fund	1,116,856	158,434	958,422
Global Leaders Fund	387,957	136,129	251,828
International Equity Fund	2,783,848	—	2,783,848
Institutional International Equity Fund	3,311,593	1,420	3,310,173
International Growth Fund	45,848,690	—	45,848,690
Institutional International Growth Fund	14,477,678	—	14,477,678
International Small Cap Growth Fund	4,866,379	—	4,866,379
Emerging Markets Leaders Fund	1,089,860	97,290	992,570
Emerging Markets Growth Fund	12,197,042	—	12,197,042
Bond Fund	545,717	85,814	459,903
Income Fund	569,773	—	569,773
Low Duration Fund	381,405	99,758	281,648
Ready Reserves Fund	3,021,741	1,894,812	1,126,929

[1]	May 3, 2010 (Commencement of Operations) to December 31, 2010.

Portfolio Managers

Michael P. Balkin is responsible for the management of the Small Cap Growth Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	3	76,728,255	0	0
Other advisory accounts	14	446,918,997	0	0

Karl W. Brewer is responsible for the management of the Small-Mid Cap Growth Fund, the Small Cap Growth Fund, the Global Small Cap Growth Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	5	824,519,826	0	0
Other advisory accounts	58	2,630,240,291	0	0

Simon Fennell is responsible for the management of the International Leaders Fund, the International Growth Fund, the Institutional International Growth Fund and other accounts. As of December 31, 2012, he was not responsible for any other accounts.

Andrew G. Flynn is responsible for the management of the Global Small Cap Growth Fund, the International Small Cap Growth Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	1	2,104,079	0	0
Other advisory accounts	0	0	0	0

5

David C. Fording is responsible for the management of the Growth Fund, the Global Leaders Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	5	676,079,957	0	0
Other advisory accounts	56	1,064,915,072	0	0

James S. Golan is responsible for the management of the Large Cap Growth Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	2	$663,347,270	2	$663,347,270
Other pooled investment vehicles	0	0	0	0
Other advisory accounts	45	238,269,292	0	0

W. George Greig is responsible for the management of the Global Leaders Fund, the International Leaders Fund, the International Growth Fund, the Institutional International Growth Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	10	$3,341,634,617	0	$0
Other pooled investment vehicles	18	2,806,379,667	0	0
Other advisory accounts	58	9,314,025,883	0	0

David F. Hone is responsible for the management of the Large Cap Value Fund. As of December 31, 2012, he was not responsible for any other accounts.

John F. Jostrand is responsible for the management of the Growth Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	5	676,079,957	0	0
Other advisory accounts	74	1,135,570,806	0	0

Chad M. Kilmer is responsible for the management of the Mid Cap Value Fund, Small-Mid Cap Value Fund, the Small Cap Value Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	5	$294,263,300	0	$0
Other pooled investment vehicles	2	67,212,243	0	0
Other advisory accounts	6	198,006,186	0	0

6

Robert C. Lanphier IV is responsible for the management of the Mid Cap Growth Fund, the Small-Mid Cap Growth Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	1	$1,056,067,718	1	$1,056,067,718
Other pooled investment vehicles	8	1,027,832,606	0	0
Other advisory accounts	65	3,638,457,953	0	0

Mark T. Leslie is responsible for the management of the Mid Cap Value Fund, the Small-Mid Cap Value Fund, the Small Cap Value Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	5	$294,263,300	0	$0
Other pooled investment vehicles	2	67,212,243	0	0
Other advisory accounts	6	198,006,186	0	0

Matthew A. Litfin is responsible for the management of the Small-Mid Cap Growth Fund, the Global Small Cap Growth Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	3	748,634,567	0	0
Other advisory accounts	43	2,182,478,298	0	0

Kathleen M. Lynch is responsible for the management of the Ready Reserves Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	0	0	0
Other advisory accounts	41	196,183,237	0	0

Kenneth J. McAtamney is responsible for the management of the Global Leaders Fund, the International Leaders Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	3	256,132,458	0	0
Other advisory accounts	5	1,950,767,651	0	0

Todd M. McClone is responsible for the management of the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	1	$69,013,214	0	$0
Other pooled investment vehicles	3	2,134,953,543	0	0
Other advisory accounts	13	2,488,413,465	0	0

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David Merjan is responsible for the management of the International Equity Fund, the Institutional International Equity Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	2	163,550,754	0	0
Other advisory accounts	27	967,380,723	0	0

David S. Mitchell is responsible for the management of the Mid Cap Value Fund, the Small-Mid Cap Value Fund, the Small Cap Value Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	5	$294,262,300	0	$0
Other pooled investment vehicles	2	67,212,243	0	0
Other advisory accounts	6	198,006,186	0	0

David P. Ricci is responsible for the management of the Large Cap Growth Fund, the Mid Cap Growth Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	3	$1,719,414,988	3	$1,719,414,988
Other pooled investment vehicles	5	279,198,039	0	0
Other advisory accounts	28	1,487,648,228	0	0

Paul J. Sularz is responsible for the management of the Bond Fund, the Low Duration Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	1	14,234,913	0	0
Other advisory accounts	14	288,666,058	0	0

Jeffrey A. Urbina is responsible for the management of the Global Small Cap Growth Fund, the International Growth Fund, the Institutional International Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	1	$69,013,214	0	$0
Other pooled investment vehicles	7	2,651,821,411	0	0
Other advisory accounts	20	3,926,904,532	0	0

Christopher T. Vincent is responsible for the management of the Bond Fund, the Income Fund, the Low Duration Fund, the Ready Reserves Fund and other accounts. As of December 31, 2012, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	1	14,234,913	0	0
Other advisory accounts	30	631,804,547	0	0

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Since the portfolio managers manage other accounts in addition to the Funds, conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of such other accounts on the other hand. However, the Advisor has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades. For more information on the policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades, see the section entitled “Brokerage and Fund Transactions” in this Statement of Additional Information.

The compensation of the Advisor’s portfolio managers is based on the firm’s mission: “to achieve success for its clients.” Messrs. Balkin, Brewer, Fennell, Flynn, Fording, Golan, Greig, Jostrand, Kilmer, Lanphier, Leslie, Litfin, McAtamney, McClone, Merjan, Mitchell, Ricci, Sularz, Urbina and Vincent are partners of the Advisor, and as of December 31, 2012, their compensation consists of a fixed base salary, a share of the firm’s profits and, in some instances, a discretionary bonus. Ms. Lynch and Mr. Hone, associates of the Advisor, each receive a fixed base salary and a discretionary bonus. The discretionary bonus as well as any potential changes to the partners’ ownership stakes is determined by the head of the Advisor’s Investment Management Department, subject to the approval of the Advisor’s Executive Committee and is based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the Advisor and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to the Advisor’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

The following table sets forth, for each portfolio manager, the dollar range of shares owned in each Fund that the portfolio manager manages as of December 31, 2012.

Portfolio Manager	Name of Fund	Dollar Range of Shares Owned
David C. Fording	Growth Fund	$100,001-$500,000
John F. Jostrand	Growth Fund	Over $1 Million
James S. Golan	Large Cap Growth Fund	$500,001-$1,000,000
David P. Ricci	Large Cap Growth Fund	Over $1 Million
David F. Hone	Large Cap Value	$50,001-$100,000
Robert C. Lanphier IV	Mid Cap Growth Fund	$500,001-$1,000,000
David P. Ricci	Mid Cap Growth Fund	Over $1 Million
Chad M. Kilmer	Mid Cap Value Fund	None
Mark T. Leslie	Mid Cap Value Fund	$50,001-$100,000
David S. Mitchell	Mid Cap Value Fund	$100,001-$500,000
Karl W. Brewer	Small-Mid Cap Growth Fund	None
Robert C. Lanphier IV	Small-Mid Cap Growth Fund	$500,001-$1,000,000
Matthew A. Litfin	Small-Mid Cap Growth Fund	$500,001-$1,000,000
Chad M. Kilmer	Small-Mid Cap Value Fund	None
Mark T. Leslie	Small-Mid Cap Value Fund	$50,001-$100,000
David S. Mitchell	Small-Mid Cap Value Fund	$50,001-$100,000
Michael P. Balkin	Small Cap Growth Fund	Over $1 Million
Karl W. Brewer	Small Cap Growth Fund	$100,001-$500,000
Chad M. Kilmer	Small Cap Value Fund	$10,001-$50,000
Mark T. Leslie	Small Cap Value Fund	$100,001-$500,000
David S. Mitchell	Small Cap Value Fund	$500,001-$1,000,000
David C. Fording	Global Leaders Fund	$10,001-$50,000
W. George Greig	Global Leaders Fund	Over $1 Million

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Portfolio Manager	Name of Fund	Dollar Range of Shares Owned
Kenneth J. McAtamney	Global Leaders Fund	$500,001-$1,000,000
Karl W. Brewer	Global Small Cap Growth Fund[1]	None
Andrew G. Flynn	Global Small Cap Growth Fund[1]	None
Matthew A. Litfin	Global Small Cap Growth Fund[1]	None
Jeffrey A. Urbina	Global Small Cap Growth Fund[1]	None
Kenneth J. McAtamney	International Leaders Fund	$100,001-$500,000
Simon Fennell	International Leaders Fund	None
W. George Greig	International Leaders Fund	Over $1 Million
David Merjan	International Equity Fund	Over $1 Million
David Merjan	Institutional International Equity Fund	None
Simon Fennell	International Growth Fund	None
W. George Greig	International Growth Fund	$100,001-$500,000
Jeffrey A. Urbina	International Growth Fund	$500,001-$1,000,000
Simon Fennell	Institutional International Growth Fund	None
W. George Greig	Institutional International Growth Fund	None
Jeffrey A. Urbina	Institutional International Growth Fund	None
Andrew G. Flynn	International Small Cap Growth Fund	$100,001-$500,000
Jeffrey A. Urbina	International Small Cap Growth Fund	$100,001-$500,000
Todd M. McClone	Emerging Markets Leaders Fund	$50,001-$100,000
Jeffrey A. Urbina	Emerging Markets Leaders Fund	$500,001-$1,000,000
Todd M. McClone	Emerging Markets Growth Fund	$100,001-$500,000
Jeffrey A. Urbina	Emerging Markets Growth Fund	$100,001-$500,000
Todd M. McClone	Emerging Markets Small Cap Growth Fund	$100,001-$500,000
Jeffrey A. Urbina	Emerging Markets Small Cap Growth Fund	$100,001-$500,000
Paul J. Sularz	Bond Fund	$0-$10,000
Christopher T. Vincent	Bond Fund	$100,001-$500,000
Christopher T. Vincent	Income Fund	None
Paul J. Sularz	Low Duration Fund	None
Christopher T. Vincent	Low Duration Fund	$10,001-$50,000
Kathleen M. Lynch	Ready Reserves Fund	$10,001-$50,000
Christopher T. Vincent	Ready Reserves Fund	$0-$10,000

[1]	The Global Small Cap Growth Fund commenced operations on April 10, 2013.

Distributor. Pursuant to separate Underwriting and Distribution Agreements, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606, also is the principal underwriter and distributor (“Distributor”) for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement may be terminated for a Fund at any time without penalty by the Fund or the Distributor. The Distribution Agreement may be terminated for a Fund by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of a Fund, as defined under the Investment Company Act of 1940 (“1940 Act”). The Distribution Agreement may not be amended to increase the fee to be paid by a Fund without approval by a majority of the outstanding voting securities of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement.

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Each Fund (with the exception of the Institutional International Equity Fund, the Institutional International Growth Fund and the Ready Reserves Fund) has also adopted a plan under Rule 12b-1 (“Distribution Plan”) that provides for fees to compensate the Distributor for shareholder/distribution services for Class N shares. Because Rule 12b-1 fees are paid out of the assets of a Fund’s Class N shares on an ongoing basis, they will increase the cost of an investment in Class N shares and can cost more than other types of sales charges. For its services under the Distribution Plan, the Distributor receives a shareholder/distribution services fee from each Fund, payable monthly, at the annual rate of 0.25% of average daily net assets attributable to Class N shares, respectively, of each Fund except for Class N shares of the Bond Fund, the Income Fund and the Low Duration Fund. For the Class N shares of the Bond Fund, the Income Fund and the Low Duration Fund, the Distributor receives a shareholder/distribution services fee under the Distribution Plan, payable monthly, at the annual rate of 0.15%. As part of the Advisor’s agreement to waive fees and/or reimburse expenses for some Funds over certain amounts, the Distributor may waive a portion of the shareholder/distribution services fee of a Fund. During 2012, the Distributor received the following in shareholder/distribution services fees from the Funds:

	12b-1 Distribution Fee	Fee Waiver	Net 12b-1 Distribution Fee
Growth Fund	$520,653	—	$520,653
Large Cap Growth Fund	9,694	—	9,694
Large Cap Value Fund	3,183	—	3,183
Mid Cap Growth Fund	102,543	—	102,543
Mid Cap Value Fund	179	—	179
Small-Mid Cap Growth Fund	114,250	—	114,250
Small-Mid Cap Value Fund	2,308	—	2,308
Small Cap Growth Fund	415,683	—	415,683
Small Cap Value Fund	107,020	—	107,020
Global Leaders Fund	11,790	—	11,790
Global Small Cap Growth Fund[1]	—	—	—
International Leaders Fund[2]	482	—	482
International Equity Fund	16,138	—	16,138
International Growth Fund	3,160,206	—	3,160,206
International Small Cap Growth Fund	37,627	—	37,627
Emerging Markets Leaders Fund	316	—	316
Emerging Markets Growth Fund	44,164	—	44,164
Emerging Markets Small Cap Growth Fund	5,363	—	5,363
Bond Fund	36,461	—	36,461
Income Fund	84,632	—	84,632
Low Duration Fund	12,544	—	12,544

[1]	The Global Small Cap Growth Fund commenced operations on April 10, 2013.
[2]	August 16, 2012 (Commencement of Operations) to December 31, 2012.

The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan that reimburses only for expenses incurred. During 2012, the Distributor made the following payments from its fee to financial services firms who assist in distributing or promoting the sale of Fund shares:

Compensation to Financial Service Firms
Growth Fund	$493,878
Large Cap Growth Fund	8,908
Large Cap Value Fund	139
Mid Cap Growth Fund	93,209

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Compensation to Financial Service Firms
Mid Cap Value Fund	$—
Small-Mid Cap Growth Fund	108,424
Small-Mid Cap Value Fund	26
Small Cap Growth Fund	384,987
Small Cap Value Fund	92,279
Global Leaders Fund	5,773
Global Small Cap Growth Fund[1]	—
International Leaders Fund[2]	—
International Equity Fund	13,447
International Growth Fund	3,031,608
International Small Cap Growth Fund	35,588
Emerging Markets Leaders Fund	217
Emerging Markets Growth Fund	29,388
Emerging Markets Small Cap Growth Fund	2,655
Bond Fund	33,460
Income Fund	79,938
Low Duration Fund	1,769

[1]	The Global Small Cap Growth Fund commenced operations on April 10, 2013.
[2]	August 16, 2012 (Commencement of Operations) to December 31, 2012.

During 2012, the Distributor also paid other Fund distribution-related expenses, including advertising, printing and mailing prospectuses and overhead expenses.

From time to time, the Distributor and financial service firms it appoints may engage in activities that jointly promote the sales of shares of multiple Funds, the cost of which may not be readily identifiable or related to any one Fund. Generally, the distribution expenses attributed to such joint distribution activities will be allocated among each Fund on the basis of its respective net assets.

The Distribution Plan continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Plan. The Distribution Plan may be terminated for a Fund at any time without penalty by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Plan or by vote of a majority of the outstanding securities of Class N shares of a Fund. If the Distribution Plan is terminated in accordance with its terms for a Fund, the obligation of a Fund to make payments to the Distributor pursuant to the Distribution Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by the Distributor in excess of its fees under the Distribution Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Distribution Plan may or may not be sufficient to compensate the Distributor for its expenses incurred. The Distribution Plan may not be amended to increase the fee to be paid by a Fund with respect to its Class N shares without approval by a majority of the outstanding voting securities of Class N shares of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Plan.

The Board of Trustees considered various factors in making the determination that the Distribution Plan is reasonably likely to benefit the Funds and their respective shareholders, including: (1) the likelihood that the Distribution Plan would stimulate sales of shares of the Funds and assist in increasing the asset base of the Funds in the face of competition from a variety of financial products; (2) the potential advantages to shareholders of the Funds of growth of the asset base of the Funds, including greater liquidity, more investment flexibility and

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achievement of greater economies of scale; (3) the reasonableness of the fees to be paid under the Distribution Plan in view of the levels and types of services that the Distributor will provide; (4) the lack of reasonable alternative methods of distribution and payments therefore which would be equally effective; and (5) the fact that any increase in the asset value of the Funds would benefit the investment advisor of the Funds by increasing the fees payable to it.

The Trustees and officers of the Trust who are also partners or employees of the Advisor/Distributor as indicated under “Trustees and Officers,” as well as the Advisor/Distributor, have a direct or indirect financial interest in the Distribution Plan and related Distribution Agreement. None of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the Distribution Plan and related Distribution Agreement.

The Advisor/Distributor is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. The affairs of the Advisor/Distributor are controlled by the general partner of WBC Holdings, L.P., WBC GP, L.L.C., which in turn, is controlled by the Executive Committee. The Executive Committee is comprised of John R. Ettelson, Brent W. Gledhill, W. George Greig, Richard P. Kiphart, John C. Moore, Michelle R. Seitz and Arthur J. Simon.

Other Payments to Third Parties and Affiliates. In addition to 12b-1 fees, the Funds may reimburse the Advisor/Distributor for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. Such payments and reimbursements are made only on behalf of Class N and Class I shares of a Fund. The fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or $15 per sub-account maintained by the intermediary.

As described in the Prospectus, the Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments for the provision of the above noted services to intermediaries who otherwise sell shares of the Funds. Such payments are in addition to 12b-1 fees, shareholder administration fees and/or record keeping/sub-transfer agency fees paid by the Funds. Such payments are made only on behalf of Class N or Class I shares of a Fund.

The Distributor currently makes payments from its own assets in connection with the servicing, distribution and/or retention of Fund shares that generally range from 0.10% to 0.35% of the assets of the class serviced. These amounts are subject to change at the discretion of the Distributor.

As of May 1, 2013, the Distributor anticipates that the following firms will receive additional payments as described above:

ADP Ascensus	Lincoln Financial Services, inc.

Bank of Amercia Merrill Lynch	LPL Pension Advisors

Bank of New York Mellon (Pershing)	Mass Mutual

Charles Schwab & Co.	Mercer Consulting

Great Western Financial Services, Inc.	Morgan Stanley Smith Barney

ING (CitiStreet)	National Financial Services, Inc. (Fidelity)

J.P. Morgan Retirement Plan Services	Nationwide Investment Services, Corp.

Key Bank National Association	Newport Group

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New York Life	T. Rowe Price Retirement Plan Services, Inc.

Principal Financial Group	TD Ameritrade

Prudential Retirement Services	Vaguard Retirement Services

Raymond James	Vanguard Group

Reliance	Wells Fargo Bank

The Distributor may enter into additional arrangements or change or discontinue existing arrangements with intermediaries at any time without notice.

In addition to the payments described above, the Distributor may make payments to be a named sponsor of investment conferences at which the Funds are marketed. Such payments will be from the Distributor’s own resources and will not result in any additional costs to the Funds or their shareholders.

Brokers at the Distributor, whose clients purchase shares of a Fund and hold those shares for a specified period of time receive from the Distributor (not the Fund) a one-time payment equal to 1% of the net asset value of the shares purchased.

The prospect of receiving, or the receipt of, additional compensation or promotional incentives described above by intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds over sales of shares of other mutual funds (or non-mutual fund investments) with respect to which the intermediary does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Funds receive to invest on behalf of an investor. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and discuss this matter with your investment dealer/intermediary.

Although the Funds may use an intermediary that sells shares of the Funds to its customers to effect portfolio transactions for the Funds, the Distributor does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute those transactions.

Shareholder Administration Agreements. Shareholder administration is provided to Class N and Class I shares of the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund and the Low Duration Fund under separate Shareholder Administration Agreements with William Blair. The Funds pay William Blair a shareholder administration fee, payable monthly, at an annual rate of 0.15% of average daily net assets attributable to Class N or Class I shares, as applicable, of the Funds.

William Blair may enter into related arrangements with various broker-dealer firms and other service firms (“firms”) that provide shareholder administration services and facilities for their customers or clients who are shareholders of the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund or the Low Duration Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing the administration services to their clients. Such administration services consist of the following: (a) aggregating and processing, or assisting in the aggregation and processing, of purchase and redemption orders, (b) processing, or assisting in processing, confirmations concerning investor orders to purchase, redeem and exchange Fund shares, (c) receiving and transmitting, or assisting in the receipt and transmission of, funds representing the purchase price or redemption proceeds of Fund shares, (d) processing dividend payments on

14

behalf of investors, (e) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses for beneficial owners, (f) receiving, tabulating and transmitting proxies executed by investors and (g) performing other related services that do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-l under the 1940 Act or “personal and account maintenance services” within the meaning of the Financial Industry Regulatory Authority (“FINRA”) Conduct Rules. William Blair also may provide some of the above shareholder administration services and retain any portion of the fee under the Shareholder Administration Agreements not paid to firms.

Service Agreement. The Ready Reserves Fund has entered into a Service Agreement with the Advisor under which the Advisor agrees to provide certain support services to shareholders, including shareholder services and automatic sweep services, for a fee of 0.35% of the Fund’s average net assets attributable to Class N shares. The Board of Trustees has determined that the amount payable for “service fees” (as defined by FINRA) does not exceed 0.25% of the average daily net assets attributable to the Class N shares of the Ready Reserves Fund.

Code of Ethics. The Trust and the Advisor/Distributor have adopted a joint Code of Ethics (the “Code of Ethics”) in accordance with Rule 17j-1 under the 1940 Act. The Code of Ethics allows access persons to purchase and sell securities for their own accounts, subject to industry standard reporting requirements and trading restrictions. The Code of Ethics requires that such persons, among other things, pre-clear their securities transactions, with certain limited exceptions. The Code of Ethics also bans investment personnel from acquiring any securities in an initial public offering. The Code of Ethics prohibits all persons subject to the Code of Ethics from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by a Fund. Finally, the Code of Ethics prohibits members of a portfolio management team from trading a security within seven calendar days prior to a Fund or an account managed by that portfolio management team trading in that same security. The foregoing description is qualified in its entirety by the Code of Ethics, a copy of which has been filed with the Securities and Exchange Commission (“SEC”).

Proxy Voting Policy. The Board of Trustees of the Trust has delegated proxy voting authority to the Advisor, who has agreed to vote the Funds’ proxies according to the Advisor’s proxy voting policies and procedures. The Advisor’s Proxy Voting Policy Statement and Procedures (the “Proxy Voting Policy”) provide that the Advisor will vote proxies solely in the best interest of its clients, including the Trust, in their capacity as shareholders of a company. The Proxy Voting Policy addresses, among other things, conflicts of interest that may arise between the interests of the Advisor and its affiliates and the interests of the Trust and sets forth the Advisor’s procedures for voting proxies.

The Advisor’s Domestic Proxy Voting Guidelines and International Proxy Voting Guidelines (the “Guidelines”) set forth the Advisor’s general position on frequent proxy proposals, such as routine matters, shareholder rights, anti-takeover matters, proxy contests, capital structure, executive and director compensation and social and environmental issues. To the extent a particular proposal is not covered by the Guidelines or the Guidelines provide for voting on a “case-by-case” basis, the Advisor’s proxy administrator will consult the Advisor’s Proxy Policy Committee, which will review the issues and vote proxies based on information from the company, the Advisor’s internal analysis and third party research services. Although the Guidelines set forth the Advisor’s general position on various proposals, the Advisor may determine under some circumstances to vote contrary to those positions. The Advisor will report any such contrary votes to the Trust’s Board of Trustees.

As indicated above, the Proxy Voting Policy describes the way in which the Advisor will address potential conflicts of interest. If any of the potential conflicts that the Advisor has identified in the Proxy Voting Policy arise with respect to a matter, the Proxy Policy Committee will vote all such proxies in accordance with the Guidelines, unless the Guidelines have no recommendation or provide for a vote on a “case-by-case” basis. In such case, the Proxy Policy Committee will vote consistent with the voting recommendation provided by Institutional Shareholder Services, an independent third party research provider.

15

In international markets where share blocking applies, the Advisor typically will not vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes in order to vote proxies. Share blocking typically takes place between one and twenty days before a shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, there is the potential for a pending trade to fail if trade settlement falls on a date during the blocking period or a Fund would not be able to sell a security if the portfolio manager believed it advisable if share blocking were in effect.

Information about how the Funds voted proxies during the most recent 12-month period ended June 30 can be obtained by visiting the Trust’s website at www.williamblairfunds.com or by visiting the SEC’s website at www.sec.gov.

Trustees and Officers. The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each officer and trustee is 222 West Adams Street, Chicago, Illinois 60606.

Interested Trustees

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

Michelle R. Seitz, 1965*	Chairman of the Board of Trustees and President	Trustee since 2002; Chairman since 2010 and President since 2007	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Member, WBC GP L.L.P. (since November 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	26	Chairman, William Blair SICAV; Director, William Blair CLS Ltd.; Director, William Blair MAS Ltd.; Financial Accounting Foundation (FAF)

Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President since 2008	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Director, William Blair International Ltd. (U.K.) (since 2012)	26	Director, William Blair SICAV; Director, William Blair CLS Ltd.; Director, William Blair MAS Ltd.

*	Ms. Seitz and Mr. Smirl are interested persons of the Trust because they are partners of William Blair & Company, L.L.C., the Trust’s investment advisor and principal underwriter.

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Non-Interested Trustees

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Vann A. Avedisian, 1964	Trustee	Since 2012	Principal, Highgate Holdings (hotel investments) since 2009; formerly co-founder and Managing Director, Oxford Capital Partners Inc., 1994 to 2006	26	Potbelly Sandwich Works, LLC

Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; formerly President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) 2010 to 2013; prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) from 2004 to 2010; Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) from 2003 to 2010.	26	AmericaFirst Quantitative Funds (4 portfolios)

Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds, 2004 to 2005; formerly, Partner, KPMG LLP	26	The Hartford Group of Mutual Funds (88 portfolios); Symetra Mutual Funds Trust (variable annuity funds) (3 portfolios)

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Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald J. Reaves,[2] 1946	Trustee	Since 2004	Chancellor of Winston-Salem State University since 2007; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago, 2002 to 2007	26	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly Director, Applied Investment Management Program, University of Arizona Department of Finance; prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc. (marketing communications and advertising firm)	26	Center for Furniture Craftsmanship (not-for-profit); Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer (2005 to 2013); Beverly Enterprises, Inc., provider of elder care and rehabilitative services (2002 to 2006)

Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	26	Mutual Trust Financial Group, provider of insurance and investment products; Board Member, First MetLife Insurance Company, NY chartered company for Metropolitan Life Insurance; Clayton Holdings, Inc., provider of information-based analytics, consulting and outsourced services to various financial institutions and investors (2007 to 2008)

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(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Non-Interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the calendar year that occurs after the earlier of (a) the Non-Interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the Non-Interested Trustee became a member of the Board of Trustees.
(2)	In his former role as chief financial officer at the University of Chicago, Mr. Reaves had a working relationship with E. David Coolidge III, Vice Chairman of the Advisor who is also a trustee of the University of Chicago.

Officers

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]
Michael P. Balkin, 1959	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2008-2009); former Partner, Magnetar Capital (2005-2008)

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair & Company, L.L.C. (since 2013 prior thereto, Associate, William Blair & Company, L.L.C (2011-2013); Goldman Sachs (1997-2011)

David C. Fording, 1967	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2006-2009)

Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2005-2009)

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

W. George Greig, 1952	Senior Vice President	Since 1996	Partner, William Blair & Company, L.L.C.

Michael A. Jancosek, 1959	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.

John F. Jostrand, 1954	Senior Vice President	Since 1999	Partner, William Blair & Company, L.L.C.

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]
Chad M. Kilmer, 1975	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C. (since 2011); prior thereto, Associate, William Blair & Company, L.L.C. (2006-2011)

Robert C. Lanphier IV, 1956	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.

Mark T. Leslie, 1967	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate, William Blair & Company, L.L.C. (2005-2008)

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate, William Blair & Company, L.L.C. (2005-2008)

Todd M. McClone, 1968	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

David S. Mitchell, 1960	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C.

Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair & Company, L.L.C. (since 2012); prior thereto, Associate, William Blair & Company, L.L.C. (2011-2012); Managing Partner, Singer Partners, LLC (2009-2011); UBS Global Asset Management (Americas) Inc. (2003-2007).

Paul J. Sularz, 1967	Senior Vice President	Since 2009	Partner, William Blair & Company, L.L.C.(since 2012); prior thereto, Associate, William Blair & Company, L.L.C. (2006-2012);

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]
Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Partner, William Blair & Company, L.L.C.

Christopher T. Vincent, 1956	Senior Vice President	Since 2002	Partner, William Blair & Company, L.L.C.

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.

David F. Hone, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager—Large Cap Value, Deutsche Asset Management (2002-2010)

John Abunassar, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2009-2011); prior thereto, President and CEO of Allegiant Asset Management (2004-2009)

Peter Carl, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager, Guidance Capital LLC (2006-2011)

D. Trowbridge Elliman III, 1957	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)

Jason Moede, 1971	Vice President	Since 2013	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, TradeLink, LLC (2008-2011)

Christopher Walvoord, 1966	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2002-2011)

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]
Brian Ziv, 1957	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)

Thomas Clarke, 1968	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2000-2009)

Colette M. Garavalia, 1961	Treasurer	Since 2000	Associate, William Blair & Company, L.L.C.

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C. (since 2008), prior thereto, Associate, Bell, Boyd & Lloyd, LLP (2006-2008)

John Raczek, 1970	Assistant Treasurer	Since 2010	Associate William Blair & Company, L.L.C. (since 2009); prior thereto, Manager, Calamos Investments (2003-2009)

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate Counsel and Chief Compliance Officer, Calamos Investments (2006-2008)

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.
(2)	In November 2008, all current partners of William Blair & Company, L.L.C. became limited partners of WBC Holdings, L.P.

Board of Trustees. The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. The Trust’s day to day operations are managed by the Advisor and other service providers who have been approved by the Board. The Board is currently comprised of seven trustees, five of whom are classified under the 1940 Act as “non-interested” persons of the Trust (“Independent Trustees”) and two of whom are classified as interested persons of the Trust (“Interested Trustees”). In light of the general characteristics of the Trust, including the number of

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Funds, the nature of the Funds’ investments and the historical relationship between the Trust and the Advisor, the Board has developed a governance structure that encourages all Trustees to participate equally in Trust governance. The Board believes that the governance structure fosters the type of meaningful dialogue between the Advisor and the Independent Trustees that results in an appropriate balance of cooperation with and oversight of the Advisor. The Board has elected Michelle Seitz, an Interested Trustee, to serve as Chairman of the Board and because of the Board’s governance structure, no Independent Trustee has been designated as a lead independent trustee.

Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board has established two standing committees, the Audit Committee and the Nominating and Governance Committee, each comprised entirely of the Independent Trustees, to which it has delegated certain responsibilities as described below. The Board and its committees meet periodically throughout the year to oversee the Trust’s activities, including reviewing at one or more meetings, the Trust’s arrangements with the Advisor and other service providers, the operation of the Trust’s investment policies, compliance and regulatory matters and the Funds’ investment performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust directly and through its committees. The Board reviews the investment performance of the Funds with the Advisor, including meeting regularly with the portfolio managers, at each of its regularly scheduled quarterly Board meetings. In addition, the Board must approve any material changes to a Fund’s investment policies or restrictions. With respect to compliance matters, the Trust’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act, a quarterly report to the Board regarding the operation of the Trust’s compliance policies and procedures, including any material compliance issues that arose during the quarter, and meets in executive session with the Audit Committee at its quarterly meetings. With respect to valuation, the Board and its Valuation Committee oversee a pricing committee comprised of Fund officers and Advisor personnel and the Board has approved Valuation Procedures, including fair valuation procedures, applicable to valuing the Fund’s securities, which the Board reviews at least annually. The Audit Committee is responsible for monitoring the Trust’s accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors and the Audit Committee reports its activities to the Board on a regular basis. The Nominating and Governance Committee is primarily responsible for the selection of individuals who would qualify to serve as independent trustees and the nomination of trustees for Board membership and for overseeing the administration of the Trust’s Governance Guidelines and Procedures and the Nominating and Governance Committee reports its activities to the Board on a regular basis.

The members of the Audit Committee, all of whom are independent trustees, include Messrs. Peterson (Chairman), Avedisian, Reaves, Seeley and Skelly and Ms. Barr. The Audit Committee held five meetings in 2012.

The members of the Nominating and Governance Committee, all of whom are independent trustees, include Messrs. Reaves (Chairman), Avedisian, Peterson, Seeley and Skelly and Ms. Barr. Pursuant to the Trust’s Governance Guidelines and Procedures, shareholders may submit suggestions for Board candidates by sending a resume of a candidate to the Secretary of the Trust for the attention of the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee held seven meetings in 2012.

The members of the Valuation Committee include Mr. Smirl (interested trustee) and Mr. Skelly (independent trustee). The other independent trustees are designated as alternate members in the event that Mr. Skelly is unavailable. The Valuation Committee held one meeting in 2012.

To facilitate shareholder communications with the Board (or with any individual Trustee), shareholders are instructed to forward correspondence (including suggestions for Independent Trustee candidates) by U.S. mail or other courier service to the Secretary of the Trust, 222 West Adams Street, Chicago, Illinois 60606. Correspondence addressed to the Board will be forwarded to the Chairperson of the Nominating and Governance Committee and correspondence addressed to a specific Trustee will be forwarded to that Trustee.

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Trustee Qualifications. The following is a brief discussion of the experiences and qualifications that led to the conclusion, as of the date of this SAI, that each current Board member should serve as a Trustee. Generally, the professional, business and educational experience of each Trustee was considered in determining his or her qualifications to serve as a Trustee of the Trust. Each Trustee’s previous record of service, as applicable, as a Trustee or officer of the Trust was considered and served to demonstrate his or her understanding of and commitment to the Trust. With respect to each Trustee, the Board considered, among other factors, the following experiences and qualifications:

The Board considered Vann A. Avedisian’s professional experience serving in various executive positions with companies in the real estate industry, including co-founding and serving as a Managing Director of Oxford Capital Partners, Inc. and, currently, directing the capital market activities of Highgate Holdings, where he is a Principal. The Board considered the executive, financial, operations and risk management experience that Mr. Avedisian gained over the course of his career. The Board also considered Mr. Avedisian’s experience serving as a director of various private organizations, including service as the compensation committee chair of a large privately-owned business.

The Board considered Kathleen T. Barr’s professional experience serving in various executive positions in the financial services industry, including serving as Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) and as Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds). The Board considered the executive, compliance, investment product, administrative, operations and risk management experience that Ms. Barr gained over the course of her career. The Board also considered Ms. Barr’s experience serving on the board of another mutual fund group.

The Board considered Phillip O. Peterson’s professional training and experience as a certified public accountant and auditor, including his experience as a partner of KPMG overseeing a large group of audit, tax and consulting personnel providing professional services to mutual fund and investment management clients. The Board considered the executive, financial, audit and investment experience that Mr. Peterson gained over the course of his career. The Board also considered Mr. Peterson’s contributions to various published guides addressing generally accepted auditing standards and accounting principles for mutual fund companies. Further, the Board considered Mr. Peterson’s experience serving on the boards of other mutual fund complexes.

The Board considered Donald J. Reaves’ professional experience serving in various executive positions at major U.S. universities, including Chief Financial Officer at the University of Chicago and Brown University, and currently, as Chancellor of Winston-Salem State University. The Board considered the executive, financial, audit, investment and risk management experience that Mr. Reaves gained over the course of his career. The Board also considered Mr. Reaves’ experience serving as a director or trustee of various public and private organizations, including serving in multiple leadership positions on the board of such organizations.

The Board considered Donald L. Seeley’s professional experience serving as treasurer or chief financial officer of several public companies, including most recently as Chief Financial Officer of True North Communications, Inc. The Board also considered Mr. Seeley’s experience teaching a graduate portfolio management course at the University of Arizona. The Board considered the executive, financial, audit and investment experience that Mr. Seeley gained over the course of his career. The Board also considered Mr. Seeley’s experience serving as a director or trustee of various public and private organizations, including service as the audit committee chair of four public companies in recent years.

The Board considered Thomas J. Skelly’s professional experience serving in various executive positions at Accenture, including his experience as the managing partner of Accenture’s U.S. operations and as the chairman of the Accenture Pension Fund. The Board considered the executive, operations, information technology, financial and investment experience that Mr. Skelly gained over the course of his career. The Board also considered Mr. Skelly’s experience serving as a director or trustee of a public company and various private organizations. Further, the Board considered Mr. Skelly’s service on various advisory boards for private and public companies.

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The Board considered Michelle R. Seitz’s professional experience in the financial services industry, including as a Partner of William Blair & Company, L.L.C. where she serves as the head of William Blair’s Investment Management division. The Board considered the executive, investment and financial experience that Ms. Seitz gained over the course of her career. The Board also considered that because of Ms. Seitz’s positions with William Blair, she is involved in the day-to-day management of the Advisor and the Trust.

The Board considered Richard W. Smirl’s professional training and experience as an attorney and his executive and operational experience gained as a Partner of William Blair & Company, L.L.C., including serving as Chief Operating Officer for William Blair’s Investment Management division. The Board considered the executive, legal, and operational experience that Mr. Smirl gained over the course of his career. The Board considered that because of Mr. Smirl’s positions with William Blair, he is involved in the day-to-day management of the Advisor and the Trust. The Board also noted that Mr. Smirl served as the Chief Compliance Officer for the Trust from 2004 to 2009.

References to the experience and qualifications of the Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Trustee Compensation. Trustees who are not affiliated with the Advisor receive an annual retainer of $40,000 plus $5,000 for each meeting attended in person plus expenses, $2,000 for each meeting by telephone and $5,000 for committee meetings held on a different day from a board meeting (except for meetings of the Valuation Committee for which the trustees receive no additional compensation). Chairmen of the Audit Committee and Nominating and Governance Committee each receive an additional retainer of $4,000 for serving in such positions. The independent trustees receive one-half of the annual retainer in cash and the other half is invested in Fund shares as directed by the independent trustees. The trustees and officers affiliated with the Advisor receive no compensation from the Trust.

The following table sets forth the compensation earned from the Funds and the Trust for the fiscal year ended December 31, 2012 by the independent trustees:

Trustee	Aggregate Compensation from the Funds		Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Trust
Vann A. Avedisian(1)	$60,000		$0	$0	$60,000
Kathleen T. Barr(2)	$0		$0	$0	$0
Phillip O. Peterson	$90,000		$0	$0	$90,000
Donald J. Reaves	$88,000		$0	$0	$88,000
Donald L. Seeley	$86,000		$0	$0	$86,000
Thomas J. Skelly	$86,000		$0	$0	$86,000

Total Trustee Compensation	$534,000	(3)	$0	$0	$534,000	(3)

(1)	Mr. Avedisian was elected to the Board of Trustees effective August 2, 2012.
(2)	Ms. Barr was elected to the Board of Trustees effective May 7, 2013.
(3)	Includes $50,000 in compensation paid in 2012 to an independent trustee who retired February 22, 2012 and $74,000 in compensation paid in 2012 to an independent trustee who resigned October 23, 2012.

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Trustees’ and Officers’ Holdings of Fund Shares. The following table sets forth, for each trustee, the dollar range of shares owned in each Fund as of December 31, 2012, as well as the aggregate dollar range of shares owned in the Trust as of the same date.

Name of Trustee and Dollar Range of Fund Shares Owned
	Interested Trustees				Non-Interested Trustees
Name of Fund	Michelle R. Seitz		Richard W. Smirl		Vann A. Avedisian		Kathleen T. Barr(1)	Phillip O. Peterson		Donald J. Reaves		Donald L. Seeley		Thomas J. Skelly

Growth Fund	$	Over 100,000	$ $	10,001- 50,000		None	None	$	Over 100,000		None	$ $	10,001- 50,000		None

Large Cap Growth Fund		None	$ $	10,001- 50,000		None	None		None		None	$ $	10,001- 50,000	$ $	10,001- 50,000
Large Cap Value Fund	$ $	50,001- 100,000	$ $	10,001- 50,000		None	None	$ $	10,001- 50,000		None	$ $	1- 10,000	$ $	10,001- 50,000

Mid Cap Growth Fund	$	Over 100,000	$ $	50,001- 100,000		None	None		None		None		None	$ $	50,001- 100,000

Mid Cap Value Fund		None	$ $	10,000- 50,000		None	None		None		None	$ $	1- 10,000		None

Small-Mid Cap Growth Fund	$	Over 100,000	$ $	10,001- 50,000		None	None		None		None	$ $	10,001- 50,000		None

Small-Mid Cap Value Fund	$	Over 100,000	$ $	10,001- 50,000		None	None		None		None		None		None

Small Cap Growth Fund	$	Over 100,000	$ $	10,001- 50,000		None	None		None	$ $	10,001- 50,000	$ $	10,001- 50,000		None

Small Cap Value Fund	$	Over 100,000	$ $	10,001- 50,000		None	None		None		None	$ $	10,001- 50,000	$ $	50,001- 100,000

Global Leaders Fund	$	Over 100,000	$	Over 100,000	$ $	10,001- 50,000	None		None		None	$	Over 100,000	$ $	10,001- 50,000

Global Small Cap Growth Fund(2)		None		None		None	None		None		None		None		None

International Leaders Fund	$	Over 100,000	$ $	10,001- 50,000		None	None		None		None		None		None

International Equity Fund		None		None		None	None		None		None	$ $	10,001- 50,000	$ $	1- 10,000

Institutional International Equity Fund		None		None		None	None		None		None		None		None

International Growth Fund	$	Over 100,000	$	Over 100,000		None	None	$ $	50,001- 100,000		None		None	$ $	10,001- 50,000

Institutional International Growth Fund		None		None		None	None		None		None		None		None

International Small Cap Growth Fund	$	Over 100,000	$	Over 100,000		None	None		None		None	$ $	10,001- 50,000		None

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Name of Trustee and Dollar Range of Fund Shares Owned
	Interested Trustees				Non-Interested Trustees
Name of Fund	Michelle R. Seitz		Richard W. Smirl		Vann A. Avedisian		Kathleen T. Barr(1)	Phillip O. Peterson		Donald J. Reaves		Donald L. Seeley		Thomas J. Skelly
Emerging Markets Leaders Fund		None	$ $	10,001- 50,000		None	None		None		None	$ $	10,001- 50,000		None

Emerging Markets Growth Fund	$	Over 100,000	$ $	10,001- 50,000		None	None		None		None	$ $	10,001- 50,000	$ $	10,001- 50,000
Emerging Markets Small Cap Growth Fund		None	$ $	10,001- 50,000		None	None		None		None	$ $	50,001- 100,000		None

Bond Fund	$	Over 100,000	$ $	10,001- 50,000		None	None		None	$	Over 100,000		None	$ $	50,001- 100,000

Income Fund		None	$ $	10,001- 50,000		None	None		None	$	Over 100,000	$ $	10,001- 50,000	$ $	1- 10,000

Low Duration Fund	$	Over 100,000	$ $	10,001- 50,000		None	None		None		None	$ $	1- 10,000	$	Over 100,000

Ready Reserves Fund	$	Over 100,000	$	Over 100,000	$	Over 100,000	None		None	$ $	1- 10,000	$ $	50,001- 100,000		None

Aggregate Dollar Range of Trust Shares Owned	$	Over 100,000	$	Over 100,000	$	Over 100,000	None	$	Over 100,000	$	Over 100,000	$	Over 100,000	$	Over 100,000

(1)	Ms. Barr was elected to the Board of Trustees effective May 7, 2013.
(2)	The Global Small Cap Growth Fund commenced operations on April 10, 2013.

As of December 31, 2012, the Trustees and officers, as a group, owned (or held or shared investment or voting power with respect to) more than 1% of the outstanding shares of each Fund listed in the table below. For all other Funds, the Trustees and officers, as a group, owned less than 1% of the Fund’s outstanding shares.

	Class N		Class I
Fund	Number of Shares	Percent of Shares	Number of Shares	Percent of Shares
Growth	14,205	0.07%	551,173	1.48%
Large Cap Growth	3,024	0.58%	234,442	8.09%
Large Cap Value	7,729	6.30%	26,054	12.39%
Mid Cap Value	473	6.80%	128,988	36.21%
Small-Mid Cap Value	—	0.00%	25,128	19.68%
Small Cap Growth	1,436	0.03%	181,640	1.68%
Small Cap Value	7,650	0.27%	228,896	1.62%
Global Leaders	24,194	4.40%	622,605	12.89%
International Leaders	—	0.00%	234,944	58.58%
International Equity	1,928	0.41%	138,149	2.61%
Emerging Markets Leaders	—	0.00%	106,302	3.81%
Emerging Markets Growth	5,066	0.41%	150,541	1.40%
Emerging Markets Small Cap Growth	5,298	2.28%	73,439	10.89%
Bond Fund	17,472	0.60%	97,352	0.63%
Low Duration Fund	20,022	1.75%	398,474	2.49%
Ready Reserves	17,542,498	1.16%	N/A	—

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As of December 31, 2012 the William Blair Profit Sharing Plan held for the benefit of partners and employees, as a group, owned:

	Class I
	Number of Shares	Percent of Class
Growth Fund	944,061	2.54%
Large Cap Growth Fund	79,344	2.74%
Small Cap Growth Fund	130,551	1.21%

Trustees’ Holdings in Certain Affiliates of the Advisor. In addition to investing in the various Funds of the Trust, independent trustees may invest in limited partnerships that are managed by the Advisor or an affiliate of the Advisor. The independent trustees may also from time to time, invest in third party investment ventures in which affiliates and employees of the Advisor also invest. In addition, Messrs. Avedisian, Seeley and Skelly employ the Advisor to manage assets that they control.

Principal Shareholders. The following table provides certain information at October 15, 2013 with respect to persons known to the Trust to be record holders of 5% or more of a class of shares of the following Funds. Shareholders who have the power to vote a large percentage of shares (at least 25%) of a Fund can control a Fund and could determine the outcome of a shareholders’ meeting.

Name and Address of Record Owner	Percent of Class’ Outstanding Common Stock
GROWTH FUND CLASS I
BOARD OF TRUSTEES FOR THE	18.62%
ELEVATORS CONSTRUCTORS
ANNUITY & 401K RET PL
19 CAMPUS BLVD STE 200
NEWTOWN SQ PA 19073-3239

CHARLES SCHWAB & CO INC	17.94%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

STATE STREET BANK & TRUST COMPANY	8.93%
BAYLOR HEALTH CARE SYSTEM
RETIREMENT SAVINGS PLAN
2 AVENUE DE LAFAYETTE # LCC3
BOSTON MA 02111-1712

COMMERCIAL PROPERTIES	6.08%
PO BOX 1012
SALEM OR 97308-1012

GROWTH FUND CLASS N
NFSC	27.77%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281-0003

TAYNIK AND CO	22.04%
C/O INVESTORS BANK AND TRUST CO
200 CLARENDON ST FPG90
BOSTON MA 02116-5097

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Name and Address of Record Owner	Percent of Class’ Outstanding Common Stock
MASSACHUSETTS MUTUAL LIFE	20.22%
INSURANCE COMPANY
1295 STATE ST # C105
SPRINGFIELD MA 01111-0001

CHARLES SCHWAB & CO INC	15.76%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

LARGE CAP GROWTH FUND CLASS I
CHARLES SCHWAB & CO INC	56.69%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

LARGE CAP GROWTH FUND CLASS N
CHARLES SCHWAB & CO INC	65.64%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NFSC	24.54%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281-0003

LARGE CAP VALUE FUND CLASS I
WILLIAM BLAIR & CO. L.L.C.	7.93%
TRACY MCCORMICK TRUSTEE
222 W ADAMS ST FL 14
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO. L.L.C.	6.72%
DELAWARE CHARTER GUARANTEE &
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO L.L.C.	6.10%
MING C LEE TRUSTEE
222 WEST ADAMS STREET
CHICAGO IL 60606-5312

NFSC FEBO OUR CUSTOMERS	5.91%
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

LARGE CAP VALUE FUND CLASS N
PERSHING	11.09%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

NFSC	10.40%
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

29

Name and Address of Record Owner	Percent of Class’ Outstanding Common Stock
WILLIAM BLAIR & CO. L.L.C.	7.95%
A WILLIAM HUELSMAN &
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

DAVID HONE &	5.53%
1321 FIORE DR
LAKE FOREST IL 60045-4618

WILLIAM BLAIR & CO. L.L.C.	5.19%
JRL ENTERPRISE DBA MARTINIQUE
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

MID CAP GROWTH FUND CLASS I
STATE STREET BANK & TRUST COMPANY	23.43%
1200 CROWN COLONY DR
QUINCY MA 02169-0938

CHARLES SCHWAB & CO INC	22.88%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

PERSHING LLC	8.81%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

NFS LLC FEBO	7.93%
100 MAGELLAN WAY KW1C
COVINGTON KY 41015-1987

THE VANGUARD FIDUCIARY TRUST	6.57%
PO BOX 2600
VALLEY FORGE PA 19482-2600

MID CAP GROWTH FUND CLASS N
CHARLES SCHWAB & CO INC	25.45%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NFSC	16.80%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281-0003

PERSHING LLC	16.13%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

DCGT AS TTEE AND/OR CUST	6.82%
711 HIGH STREET
DES MOINES IA 50392-0001

TD AMERITRADE INC FOR THE	5.52%
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226

30

Name and Address of Record Owner	Percent of Class’ Outstanding Common Stock
FIRST COMMAND BANK	5.09%
P.O. BOX 901075
FORT WORTH TX 76101-2075

MID CAP VALUE FUND CLASS I
WILLIAM BLAIR & CO. L.L.C.	31.81%
THE GRAINGER FOUNDATION INC
222 WEST ADAMS STREET
CHICAGO IL 60606-5312

WELLS FARGO BANK NA FBO	8.12%
PO BOX 1533
MINNEAPOLIS MN 55480-1533

WILLIAM BLAIR & CO. L.L.C.	7.34%
GAYE LYNN HILL
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO. L.L.C.	7.02%
DELAWARE CHARTER GUARANTEE &
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO. L.L.C.	6.08%
KARL BREWER
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO. L.L.C.	5.67%
JOHN ROGER ETTELSON
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO. L.L.C.	5.36%
TRACY MCCORMICK TRUSTEE
222 W ADAMS ST FL 14
CHICAGO IL 60606-5237

WELLS FARGO BANK NA FBO	5.28%
PO BOX 1533
MINNEAPOLIS MN 55480-1533

MID CAP VALUE FUND CLASS N
NATIONAL FINANCIAL SERVICES LLC	38.40%
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010

VANGUARD BROKERAGE SERVICES	14.25%
PO BOX 1170
VALLEY FORGE PA 19482-1170

DEBRA VANGINHOVEN REMIEN JTWROS	12.48%
JASON D REMIEN
22 EASTBOURNE CRESCENT
EAST PATCHOGUE NY 11772-4838

31

Name and Address of Record Owner	Percent of Class’ Outstanding Common Stock
WILLIAM BLAIR & CO. L.L.C.	6.87%
SEAN PATRICK O’BRIEN
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

SMALL-MID CAP GROWTH FUND CLASS I
NFSC	24.34%
FBO OUR CUSTOMERS
200 LIBERTY STREET
NEW YORK NY 10281-0003

CHARLES SCHWAB & CO INC	12.08%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

GREAT-WEST TRUST CO LLC FBO PUTNAM	11.64%
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002

T ROWE PRICE RETIREMENT PLAN	9.65%
SERVICES INC
FBO RET PLAN CLIENTS
4515 PAINTERS MILL RD
OWINGS MILLS MD 21117-4903

SMALL-MID CAP GROWTH FUND CLASS N
PERSHING LLC 3940	27.07%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

WELLS FARGO BANK NA TTEE	20.17%
C/O FASCORE LLC
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002

NATIONAL FINANCIAL SVCS CORP	15.69%
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS RUSS LENNON
200 LIBERTY STREET
NEW YORK NY 10281-1003

CHARLES SCHWAB & CO INC	13.82%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

UBS WM USA	7.55%
1000 HARBOR BLVD FL 5
WEEHAWKEN NJ 07086-6761

SMALL-MID CAP VALUE FUND CLASS I
WILLIAM BLAIR & CO. L.L.C.	59.40%
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

32

Name and Address of Record Owner	Percent of Class’ Outstanding Common Stock
WILLIAM BLAIR & CO. L.L.C.	8.33%
MATTHEW BRIAN GOOCH
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO. L.L.C.	7.50%
JOHN ROGER ETTELSON &
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO. L.L.C.	7.43%
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

SMALL-MID CAP VALUE FUND CLASS N
WILLIAM BLAIR & CO. L.L.C.	88.23%
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

CHARLES SCHWAB & CO INC	5.48%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

SMALL CAP GROWTH FUND CLASS I
FIRST CLEARING LLC	31.80%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
SAINT LOUIS MO 63103-2523

CHARLES SCHWAB & CO INC	12.37%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NFSC	10.24%
FEBO OUR CUSTOMERS
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

SMALL CAP GROWTH FUND CLASS N
NFSC	36.61%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281-0003

CHARLES SCHWAB & CO INC	33.11%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

SMALL CAP VALUE FUND CLASS I
NFSC	39.61%
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

33

Name and Address of Record Owner	Percent of Class’ Outstanding Common Stock
T ROWE PRICE RETIREMENT PLAN	7.68%
SERVICES INC
4515 PAINTERS MILL RD
OWINGS MILLS MD 21117-4903

JPMORGAN CHASE AS TRUSTEE FBO	7.60%
AURORA HEALTH CARE INCENTIVE
SAVINGS PLAN
11500 OUTLOOK ST
OVERLAND PARK KS 66211-1804

CHARLES SCHWAB & CO INC	6.58%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

WILLIAM BLAIR & CO. L.L.C.	6.39%
WALSH GROUP LTD
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

SMALL CAP VALUE FUND CLASS N
CHARLES SCHWAB & CO INC	32.06%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NFSC	14.65%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281-1003

WILMINGTON TRUST	5.66%
MEEK LUMBER CORP
PO BOX 52129
PHOENIX AZ 85072-2129

JPMORGAN CHASE BANK	5.35%
4 NEW YORK PLAZA, 12TH FL
NEW YORK NY 10004-2413

GLOBAL LEADERS FUND CLASS I
CHARLES SCHWAB & CO INC	55.25%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NFSC	10.77%
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

GLOBAL LEADERS FUND CLASS N
NATIONAL FINANCIAL SVCS CORP	38.24%
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
RUSS LENNON
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010

34

Name and Address of Record Owner	Percent of Class’ Outstanding Common Stock
PERSHING LLC	9.27%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

CHARLES SCHWAB & CO INC	7.59%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

GLOBAL LEADERS FUND INSTITUTIONAL CLASS
THE SKILLMAN FOUNDATION	36.73%
100 TALON CENTRE DR STE 100
DETROIT MI 48207-4266

US BANK NA	29.31%
FBO MERITER PEN-WM BLAIR
GLOBAL GR MT
PO BOX 1787
MILWAUKEE WI 53201-1787

IUOE LOCAL 30 PENSION FUND	17.55%
11506 MYRTLE AVE
RICHMOND HILL NY 11418-1717

NORTHERN TRUST CO CUSTODIAN FBO	16.42%
MODERN WOODMEN RETIREMENT
PO BOX 92956
CHICAGO IL 60675-2956

GLOBAL SMALL CAP GROWTH FUND CLASS N
CHARLES SCHWAB & CO INC	41.87%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

WILLIAM BLAIR & CO. L.L.C.	31.75%
222 W ADAMS ST FL 14
CHICAGO IL 60606-5237

NFSC	21.01%
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

INTERNATIONAL LEADERS FUND CLASS I
MAC & CO	29.19%
PO BOX 3198
525 WILLIAM PENN PLACE
PITTSBURGH PA 15230-3198

NFSC	22.86%
LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281-0003

35

Name and Address of Record Owner	Percent of Class’ Outstanding Common Stock
WILLIAM BLAIR & CO. L.L.C.	14.82%
GREIG TRUST INVESTMENTS LLC
222 WEST ADAMS STREET
CHICAGO IL 60606-5312

CB US RISK 2010 LLC	13.14%
C/O BRUCE OBERFEST & ASSOC
287 KING ST
CHAPPAQUA NY 10514-3431

INTERNATIONAL LEADERS FUND CLASS N
WILLIAM BLAIR & CO. L.L.C.	75.12%
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

CHARLES SCHWAB & CO INC	22.16%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

INTERNATIONAL LEADERS FUND INSTITUTIONAL CLASS
BANK OF AMERICA FBO CUST	66.96%
SEALY & SMITH FNP-WILLBLAIR
PO BOX 843869
DALLAS TX 75284-3869

SEI PRIVATE TRUST CO.	13.70%
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456-9989

PIRATES COVE PARTNERS LLC	10.93%
C/O RICHARD MILLER MANAGER
1125 5TH AVE FL 12
NEW YORK NY 10128-0143

NORTHERN TRUST AS TRUSTEE FBO	7.01%
PO BOX 92956
CHICAGO IL 60675-2956

INTERNATIONAL EQUITY FUND CLASS I
MAC & CO A/C	54.55%
PO BOX 3198
525 WILLIAM PENN PLACE
PITTSBURGH PA 15230-3198

NATIONAL FINANCIAL SVCS CORP	13.86%
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS RUSS LENNON
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010

36

Name and Address of Record Owner	Percent of Class’ Outstanding Common Stock
KEYBANK NA	5.70%
P O BOX 94871
CLEVELAND OH 44101-4871

INTERNATIONAL EQUITY FUND CLASS N
CHARLES SCHWAB & CO INC	33.87%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NFSC	26.42%
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

PERSHING LLC	11.58%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

TD AMERITRADE INC FOR THE	6.45%
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226

INSTITUTIONAL INTERNATIONAL EQUITY FUND
MAC & CO A/C	57.36%
PO BOX 3198
525 WILLIAM PENN PLACE
PITTSBURGH PA 15230-3198

NATIONAL FINANCIAL SERVICES LLS	16.14%
FEBO OUR CUSTOMERS
200 LIBERTY STREET 1 WORLD FIN CTR
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281-1003

MAC & CO A/C	14.31%
PO BOX 3198
525 WILLIAM PENN PLACE
PITTSBURGH PA 15230-3198

SEI PRIVATE TRUST COMPANY	9.97%
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456-9989

INTERNATIONAL GROWTH FUND CLASS I
CHARLES SCHWAB & CO INC	25.48%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NFSC FEBO OUR CUSTOMERS	16.20%
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

FIRST CLEARING LLC	9.21%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

37

Name and Address of Record Owner	Percent of Class’ Outstanding Common Stock
MORGAN STANLEY SMITH BARNEY	7.59%
HARBORSIDE FINANCIAL CENTER
PLAZA 2, 3RD FLOOR
JERSEY CITY NJ 07311

INTERNATIONAL GROWTH FUND CLASS N
NFSC FBO OUR CUSTOMERS	36.36%
200 LIBERTY ST
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281-0003

CHARLES SCHWAB & CO INC	28.80%
SPECIAL CUSTODY ACCOUNT
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

MORGAN STANLEY SMITH BARNEY	13.36%
HARBORSIDE FINANCIAL CENTER
PLAZA 2, 3RD FLOOR
JERSEY CITY NJ 07311

THE VANGUARD FIDUCIARY TRUST	6.71%
PO BOX 2600
VALLEY FORGE PA 19482-2600

INSTITUTIONAL INTERNATIONAL GROWTH FUND
NFSC	12.15%
200 LIBERTY STREET 1 WORLD FIN CTR
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281-1003

CHARLES SCHWAB & CO INC	10.32%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

THE CHARLOTTE MECKLENBURG HOSPITAL	6.67%
AUTHORITY-FUNDED DEPRECIATION
PO BOX 32861
CHARLOTTE NC 28232-2861

NORTHERN TRUST CO CUSTODIAN	6.66%
FBO BANNER HEALTH
PO BOX 92956
CHICAGO IL 60675-0001

PRUDENTIAL BANK AND TRUST FSB TTEE	6.58%
NEW YORK METRO TRANSIT AUTHORITY
ANDREW F LEVESQUE
280 TRUMBULL ST
ONE COMMERCIAL PLAZA
HARTFORD CT 06103-3509

38

Name and Address of Record Owner	Percent of Class’ Outstanding Common Stock
WELLS FARGO BANK, NA FBO	6.14%
PO BOX 1533
MINNEAPOLIS MN 55480-1533

INTERNATIONAL SMALL CAP GROWTH FUND CLASS I
CHARLES SCHWAB & CO INC	38.59%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

PERSHING LLC	18.20%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

MLPF&S FOR THE SOLE BENEFIT OF	9.82%
ITS CUSTOMERS
4800 DEER LAKE DRIVE EAST 2ND FL
JACKSONVILLE FL 32246-6484

NFSC	6.18%
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

INTERNATIONAL SMALL CAP GROWTH FUND CLASS N
CHARLES SCHWAB & CO INC	65.47%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NFSC	16.06%
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

INTERNATIONAL SMALL CAP GROWTH FUND INSTITUTIONAL CLASS
CHARLES SCHWAB & CO INC	19.64%
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NFSC	15.12%
200 LIBERTY STREET 1 WORLD FIN CTR
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281-1003

LABORERS PENSION FUND	12.45%
11465 W CERMAK RD
WESTCHESTER IL 60154-5768

ST LOUIS COUNTY MISSOURI	5.17%
41 S CENTRAL
CLAYTON MO 63105-1719

39

Name and Address of Record Owner	Percent of Class’ Outstanding Common Stock
MAC & CO	5.01%
PO BOX 3198
525 WILLIAM PENN PLACE
PITTSBURGH PA 15230-3198

EMERGING MARKETS LEADERS FUND CLASS I
MITRA & CO FBO 98	16.09%
11270 WEST PARK PLACE, STE 400
MILWAUKEE WI 53224-3638

WILLIAM BLAIR & CO. L.L.C.	6.66%
DAVID W GRAINGER TRUSTEE
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

EMERGING MARKETS LEADERS FUND CLASS N
CHARLES SCHWAB & CO INC	33.56%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

WILLIAM BLAIR & CO. L.L.C.	13.92%
DELAWARE CHARTER GUARANTEE &
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO L.L.C.	11.92%
DIANE W SKELLY TRUSTEE
222 WEST ADAMS STREET
CHICAGO IL 60606-5312

NFSC FEBO OUR CUSTOMERS	10.91%
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

WILLIAM BLAIR & CO. L.L.C.	8.09%
DELAWARE CHARTER GUARANTEE &
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

STATE STREET BANK & TRUST CO	5.40%
FBO ERIKA L FLECK
5008 N NORTHWOOD DR
SPOKANE WA 99212-1643

EMERGING MARKETS LEADERS FUND INSTITUTIONAL CLASS
NORTHERN TRUST COMPANY CUSTODIAN	46.04%
P.O. BOX 92596
CHICAGO IL 60675-2596

MAC & CO	33.73%
PO BOX 3198
525 WILLIAM PENN PLACE
PITTSBURGH PA 15230-3198

40

Name and Address of Record Owner	Percent of Class’ Outstanding Common Stock
MAC & CO	20.22%
PO BOX 3198
525 WILLIAM PENN PLACE
PITTSBURGH PA 15230-3198

EMERGING MARKETS GROWTH FUND CLASS I
CHARLES SCHWAB & CO INC	28.94%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

MITRA & CO	13.01%
11270 WEST PARK PLACE, STE 400
MILWAUKEE WI 53224-3638

NFSC	11.18%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281-0003

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	8.52%
4800 DEER LAKE DRIVE EAST 2ND FL
JACKSONVILLE FL 32246-6484

EMERGING MARKETS GROWTH FUND CLASS N
CHARLES SCHWAB & CO INC	29.24%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NFSC	17.61%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281-0003

STRAFE & CO	10.32%
THE KETTERING FUND
PO BOX 6924
NEWARK DE 19714-6924

EMERGING MARKETS GROWTH FUND INSTITUTIONAL CLASS
THE NORTHERN TRUST COMPANY	11.10%
PO BOX 92994
CHICAGO IL 60675-0001

MAC & CO	7.79%
PO BOX 3198
525 WILLIAM PENN PLACE
PITTSBURGH PA 15230-3198

DESERET MUTUAL EMPLOYEE PENSION TRUST	7.14%
150 SOCIAL HALL AVENUE
SALT LAKE CITY UT 84111-1534

41

Name and Address of Record Owner	Percent of Class’ Outstanding Common Stock
KEYBANK NA	7.09%
FBO CHAR INTL EQUITY - EMER MKT
P O BOX 94871
CLEVELAND OH 44101-4871

NORTHERN TRUST COMPANY CUSTODIAN	5.69%
FBO ADVOCATE HEALTHCARE AC 1782952
P.O. BOX 92956
CHICAGO IL 60675-2956

REGENTS OF THE UNIVERSITY OF CALIFORNIA	5.27%
1111 BROADWAY STE 1400
OAKLAND CA 94607-4026

MUNICIPAL POLICE EMPLOYEES	5.18%
RETIREMENT SYSTEM OF LOUISIANA
7722 OFFICE PARK BLVD SUITE 200
BATON ROUGE LA 70809-7601

EMERGING MARKETS SMALL CAP GROWTH FUND CLASS I
CHARLES SCHWAB & CO INC	10.62%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

EMERGING MARKETS SMALL CAP GROWTH FUND CLASS N
CHARLES SCHWAB & CO INC	32.08%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NFSC FEBO OUR CUSTOMERS	30.60%
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

UBS WM USA	14.54%
1000 HARBOR BLVD FL 5
WEEHAWKEN NJ 07086-6761

TD AMERITRADE INC FOR THE	8.11%
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226

EMERGING MARKETS SMALL CAP GROWTH FUND INSTITUTIONAL CLASS
NORTHERN TRUST COMPANY CUSTODIAN	25.00%
FROM MERCY HEALTH INC
PO BOX 92956
CHICAGO IL 60675-2956

LOCAL 705 INTERNATIONAL BROTHERHOOD	21.15%
OF TEAMSTERS PENSION FUND
1645 W JACKSON BLVD STE 700
CHICAGO IL 60612-3276

42

Name and Address of Record Owner	Percent of Class’ Outstanding Common Stock
LABORERS PENSION TRUST FUND	19.71%
DETRIOT AND VICINITY
700 TOWER DR STE 300
TROY MI 48098-2835

NFSC FEBO OUR CUSTOMERS	12.60%
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

SEI PRIVATE TRUST COMPANY	9.41%
1 FREEDOM VALLEY DR
OAKS PA 19456-9989

MITRA & CO FBO 98	6.12%
11270 WEST PARK PLACE - STE 400
MILWAUKEE WI 53224-3638

THE NORTHERN TRUST COMPANY	6.02%
PO BOX 92956
CHICAGO IL 60675-2956

BOND FUND CLASS I
CHARLES SCHWAB & CO INC	37.96%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

BOND FUND CLASS N
CHARLES SCHWAB & CO INC	65.04%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NFSC	21.29%
200 LIBERTY ST
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281-0003

BOND FUND INSTITUTIONAL CLASS
WILLIAM BLAIR & CO. L.L.C.	15.66%
WALSH GROUP LTD
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

CHARLES SCHWAB & CO INC	14.20%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NFSC	12.57%
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

WILLIAM BLAIR & CO. L.L.C.	9.89%
JOHN MARSHALL LAW SCHOOL
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

43

Name and Address of Record Owner	Percent of Class’ Outstanding Common Stock
KEYBANK NA	8.71%
PO BOX 94871
CLEVELAND OH 44101-4871

WILLIAM BLAIR & CO. L.L.C	6.65%
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO. L.L.C.	6.61%
JOHN MARSHALL LAW SCHOOL
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO. L.L.C	6.42%
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO. L.L.C.	5.08%
USA BASKETBALL
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

INCOME FUND CLASS I
NFSC FEBO OUR CUSTOMERS	5.92%
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

FIRST CLEARING LLC	5.87%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

INCOME FUND CLASS N
CHARLES SCHWAB & CO INC
211 MAIN ST	44.89%
SAN FRANCISCO CA 94105-1905

NFSC	18.88%
FEBO OUR CUSTOMERS
200 LIBERTY ST
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281-0003

NATIONWIDE TRUST COMPANY FSB	5.78%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

UBS WM USA
OMNI ACCOUNT M/F	5.66%
1000 HARBOR BLVD FL 5
WEEHAWKEN NJ 07086-6761

44

Name and Address of Record Owner	Percent of Class’ Outstanding Common Stock
LOW DURATION FUND CLASS I
CHARLES SCHWAB & CO INC	7.69%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

LOW DURATION FUND CLASS N
WILLIAM BLAIR & CO. L.L.C.	11.73%
CAROL O SELLE TRUSTEE
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO. L.L.C.	7.20%
PATRICK E BEANS
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO. L.L.C.	6.90%
GREGORY PAUL RAY TRUSTEE
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO. L.L.C.	5.74%
PETER J NAULT &
222 W ADAMS ST FL 14
CHICAGO IL 60606-5237

NFSC	5.12%
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

LOW DURATION FUND INSTITUTIONAL CLASS
WILLIAM BLAIR & CO. L.L.C.	15.20%
STEPHEN P MOSLING TTEE
222 W ADAMS ST FL 14
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO. L.L.C.	10.17%
RANDALL & LISA JOHNSON TTEES
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO. L.L.C.	8.98%
WALSH GROUP LTD
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO. L.L.C.	6.16%
JEAN SCHIAVONE &
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO. L.L.C.	6.07%
RONALD A SCHIAVONE TRUSTEE
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

45

Name and Address of Record Owner	Percent of Class’ Outstanding Common Stock
WILLIAM BLAIR & CO. L.L.C.	6.06%
JOHN MARSHALL LAW SCHOOL
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

WILLIAM BLAIR & CO. L.L.C.	5.45%
USA BASKETBALL
222 W ADAMS ST STE 1400
CHICAGO IL 60606-5237

READY RESERVES FUND CLASS N
WILLIAM BLAIR OMNIBUS ACCOUNT	99.92%
222 W ADAMS ST
CHICAGO IL 60606-5312

Brokerage and Fund Transactions. Decisions on portfolio transactions (including the decision to buy or sell, the appropriate price, allocation of brokerage, use of a broker as agent or dealer as principal and negotiation of commissions) normally are made by the Advisor. In purchasing and selling portfolio securities, the Trust seeks to obtain the most favorable overall result, taking into account the net price, the method of execution and research services provided by the broker. Such research services include economic forecasts and analytical, narrative and statistical reports on industries and companies for consideration by the Trust and the Advisor’s other clients.

Portfolio transactions may increase or decrease the return of a Fund depending upon the Advisor’s ability to correctly time and execute such transactions. A portfolio turnover rate for any year is determined by dividing the lesser of sales or purchases (excluding in either case cash equivalents, such as short-term corporate notes) by the portfolio’s monthly average net assets and multiplying by 100 (with all securities with maturities and expirations of one year or less excluded from the computation). A Fund’s turnover rate will also vary from year to year depending on market conditions. Since the Ready Reserves Fund’s assets are invested in securities with short (less than one year) effective maturities, its portfolio will turn over many times a year. Such securities, however, are excluded from the SEC’s required portfolio turnover rate calculations, resulting in no portfolio turnover rate for reporting purposes.

Selection of a broker for a particular portfolio transaction depends on many factors, some of which are subjective and that include the net price, confidentiality, reliability, integrity, size and nature of the transaction and the market in which it is to occur and any research or other services that the broker has provided. The Advisor does not consider the sale of Fund shares in selecting brokers. Transactions in over-the-counter securities are generally executed as principal trades with primary market makers, except where it is believed that a better combination of price and execution could otherwise be obtained. The Advisor determines the overall reasonableness of brokerage commissions and of premiums and discounts on principal transactions (which do not involve commissions) by review of comparable trades for the Advisor’s other clients and in the market generally. If more than one broker is believed to be equally qualified to effect a portfolio transaction, the Advisor may assign the transaction to a broker that has furnished research services, but the Advisor has no agreement, formula or policy as to allocation of brokerage.

The Trust may pay to brokers that provide research services to the Advisor a commission higher than another broker might have charged if it is determined that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or the Advisor’s overall responsibility to its advisory accounts. The extent to which such commissions exceed commissions solely for execution cannot be determined, but such research services, which are involved in portfolio transactions for the Trust and for the Advisor’s other advisory accounts, can be of benefit to both the

46

Trust and such other accounts. The value of research services that are provided by brokers who handle portfolio transactions for the Trust cannot be precisely determined and such services are supplemental to the Advisor’s own efforts, which are undiminished thereby. The Advisor does not believe that its expenses are reduced by reason of such services, which benefit the Trust and the Advisor’s other clients. The Advisor receives research products and services from broker/dealers and third parties in the form of written reports on individual companies and industries of particular interest to the Advisor, general economic conditions, pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community, corporate management personnel and industry experts; comparative performance and evaluation and technical measurement services for issuers, industries and the market as a whole; access to and monitoring of equity valuation models; and services from recognized experts on investment matters of particular interest to the Advisor.

The Advisor may also participate in “commission sharing arrangements” and “client commission arrangements” under which the Advisor may effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Advisor. The Advisor may also utilize Electronic Communication Networks and other alternative trading platforms (collectively, “ECNs”) to execute trades in connection with commission sharing arrangements. In such instances, the Advisor will execute a trade with the ECN and pay a commission to the ECN. The ECN will then credit a negotiated portion of the commission to a broker as requested by the Advisor for the purpose of funding a pool to be used to pay for research services received by the Advisor from other firms. In addition, the ECN will credit a further portion of the commission to the broker for its services in administering the commission sharing arrangements. The commission sharing and client commission arrangements, as well as the research provided in connection with such arrangements, are intended to comply with Section 28(e) of the Securities Exchange Act of 1934, as interpreted by the SEC. The Advisor believes that participating in commission sharing and client commission arrangements enable the Advisor to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer or ECN to obtain research provided by other firms. Such arrangements also help to provide the continued receipt of research services while facilitating best execution in the trading process. The Advisor also believes such research services are useful in its investment decision-making process by, among other things, providing access to a variety of high quality research, access to individual analysts and availability of resources that might not be available to the Advisor absent such arrangements.

During the fiscal years ended December 31, 2012, 2011 and 2010, the Funds paid total brokerage fees in the amounts shown in the table below. None of the brokerage fees paid by the Funds were paid to a broker that was an affiliated person of the Trust or to a broker of which an affiliated person was an affiliated person of the Trust or of the Advisor.

Fund	2012	2011	2010
Growth	$640,256	$517,910	$570,386
Large Cap Growth	12,146	22,294	26,568
Large Cap Value[1]	1,334	1,758	—
Mid Cap Growth	344,695	141,695	105,810
Mid Cap Value[2]	5,645	5,392	3,772
Small Mid-Cap Growth	481,855	369,000	329,962
Small-Mid Cap Value[3]	3,663	1,985	—
Small Cap Growth	1,327,398	2,104,692	3,267,117
Small Cap Value	434,276	514,882	356,654
Global Leaders	54,910	63,035	53,531
Global Small Cap Growth[4]	—	—	—
International Leaders[5]	6,692	—	—
International Equity	122,920	289,573	416,067
Institutional International Equity	204,076	501,794	566,773

47

Fund	2012	2011	2010
International Growth	$6,571,047	$10,778,231	$11,365,742
Institutional International Growth	3,324,871	4,249,015	3,852,370
International Small Cap Growth	1,456,566	1,727,143	1,294,146
Emerging Markets Leaders	120,398	302,542	464,971
Emerging Markets Growth	2,278,715	2,844,862	3,986,156
Emerging Markets Small Cap Growth[6]	37,506	2,996	—

[1]	The total brokerage fees paid by the Large Cap Value Fund in 2011 are for the period from October 24, 2011 (commencement of operations) to December 31, 2011.
[2]	The total brokerage fees paid by the Mid Cap Value Fund in 2010 are for the period from May 3, 2010 (commencement of operations) to December 31, 2010.
[3]	The total brokerage fees for the Small-Mid Cap Value Fund in 2011 are for the period from December 15, 2011 (commencement of operations) to December 31, 2011.
[4]	The Global Small Cap Growth Fund commenced operations on April 10, 2013.
[5]	The total brokerage fees paid by the International Leaders Fund in 2012 are for the period from August 16, 2012 (commencement of operations) to December 31, 2012
[6]	The total brokerage fees paid by the Emerging Markets Small Cap Growth Fund in 2011 are for the period from October 24, 2011 (commencement of operations) to December 31, 2011.

The Advisor does not use the Fund’s brokerage commissions to pay for non-research items. During the fiscal year ended December 31, 2012, the following amounts of brokerage commissions for each Fund were used to pay third parties for third party research.

Fund	2012
Growth	$18,031
Large Cap Growth	464
Large Cap Value	—
Mid Cap Growth	8,544
Mid Cap Value	155
Small-Mid Cap Growth	13,115
Small-Mid Cap Value	130
Small Cap Growth	33,166
Small Cap Value	12,329
Global Leaders	1,278
Global Small Cap Growth[1]	—
International Leaders	138
International Equity	2,671
Institutional International Equity	4,320
International Growth	267,643
Institutional International Growth	136,064
International Small Cap Growth	8,477
Emerging Markets Leaders	407
Emerging Markets Growth	11,886
Emerging Markets Small Cap Growth	23

$518,841

1	The Global Small Cap Growth Fund commenced operations on April 10, 2013.

Purchases and sales of portfolio securities for the Bond Fund, the Income Fund, the Low Duration Fund and the Ready Reserves Fund usually are principal transactions, either directly with the issuer or with an underwriter or market maker, with no brokerage commissions paid by the Fund. No brokerage commissions were paid by the

48

Bond Fund, the Income Fund, the Low Duration Fund or the Ready Reserves Fund during the fiscal years ended December 31, 2012, 2011 and 2010. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include the spread between the bid and asked prices. The primary consideration in the allocation of transactions is prompt execution of orders in an effective manner at the most favorable price.

Generally, the investment decisions for the Funds are reached independently from those for other accounts managed by the Advisor. However, some other accounts may make investments in the same type of instruments or securities as the Funds at the same time as the Funds. Such other accounts may include private investment funds operated by the Advisor that compete directly with the Funds for securities—particularly those sold in private placements or initial public offerings (“IPOs”); the Advisor and its personnel may stand to benefit more personally from good investment performance by these private investment funds than by equivalent performance of the Funds. In those instances where the Funds and another client of the Advisor trade in the same type of instrument at the same time, the Advisor has established allocation procedures to allocate such trades among its various clients and the Funds equitably. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

Although the Advisor may execute portfolio transactions for the Funds under conditions set forth in applicable rules of the SEC and in accordance with procedures adopted by the Board of Trustees, the Advisor or any affiliated broker-dealer of the Advisor is not compensated for executing portfolio transactions for the Funds. The Funds may purchase securities from other members of an underwriting syndicate of which the Advisor or an affiliated broker-dealer is a participant, but only under conditions set forth in applicable rules of the SEC and in accordance with procedures adopted by the Board of Trustees.

The Funds are required to identify any securities of their “regular brokers or dealers” (as defined in the 1940 Act) that the Funds have acquired during the most recent fiscal year. The following table sets forth the securities of its regular broker-dealers held by each Fund as of December 31, 2012:

Fund	Broker Dealer	Amount (in $000s)
Growth Fund	IntercontinentalExchange, Inc.	$17,408
	LPL Financial Holdings, Inc.	$5,485

		$22,893

Large Cap Growth Fund	Affiliated Managers Group, Inc.	$677
	JPMorgan Chase & Co.	$1,290
	T Rowe Price Group, Inc.	$544

		$2,511

Large Cap Value Fund	Bank of America Corporation	$69
	Citigroup Inc.	$88
	Discover Financial Services	$50
	JPMorgan Chase & Co.	$116
	Lazard Ltd.	$66
	Morgan Stanley	$46
	Regions Financial Corporation	$36
	State Street Corporation	$47
	SunTrust Banks, Inc.	$55
	The Goldman Sachs Group, Inc.	$38
	U.S. Bancorp	$50
	Wells Fargo & Company	$99
	Zions Bancorporation	$48

		$808

49

Fund	Broker Dealer	Amount (in $000s)
Mid Cap Growth	Affiliated Managers Group, Inc.	$7,272
	First Republic Bank	$5,838
	LPL Financial Holdings, Inc.	$8,487
	Signature Bank	$9,103
	T. Rowe Price Group, Inc.	$8,219

		$38,919

Mid Cap Value Fund	Ameriprise Financial, Inc.	$92
	Comerica Incorporated	$43
	Discover Financial Services	$64
	East West Bancorp, Inc.	$41
	Fifth Third Bancorp	$50
	First Horizon National Corporation	$43
	People’s United Financial, Inc.	$40
	SunTrust Banks, Inc.	$64
	Zions Bancorporation	$27

		$464

Small-Mid Cap Growth Fund	Affiliated Managers Group, Inc.	$9,099
	First Republic Bank	$4,999
	National Financial Partners Corporation	$3,421
	FirstService Corporation	$3,045
	Jones Lang Lasalle, Inc.	$6,455
	CBOE Holdings, Inc.	$4,328
	First Cash Financial Services, Inc.	$3,034

		$34,381

Small-Mid Cap Value Fund	Comerica Incorporated	$24
	First Horizon National Corporation	$24
	Old National Bancorp	$16
	Prosperity Bancshares, Inc.	$21
	Susquehanna Bancshares, Inc.	$17
	Western Alliance Bancorporation	$13

		$115

Small Cap Growth Fund	Cowen Group, Inc.	$5,321
	First Cash Financial Services, Inc.	$12,045
	FirstService Corporation	$3,770
	GFI Group, Inc.	$4,922
	ICG Group, Inc.	$8,572
	Manning & Napier, Inc.	$4,498
	Marlin Business Services Corporation	$3,955
	National Financial Partners Corporation,	$9,831

		$52,914

50

Fund	Broker Dealer	Amount (in $000s)
Small Cap Value Fund	Bank of the Ozarks, Inc.	$3,329
	CoBiz Financial, Inc.	$2,353
	Eagle Bancorp, Inc.	$2,361
	East West Bancorp, Inc.	$3,427
	First Horizon National Corporation	$2,859
	Old National Bancorp	$2,672
	PacWest Bancorp	$2,797
	Prosperity Bancshares, Inc.	$2,883
	Safeguard Scientifics, Inc.	$2,538
	Susquehanna Bancshares, Inc.	$2,924
	Webster Financial Corporation	$2,735
	West Coast Bancorp	$3,288
	Western Alliance Bancorp	$2,664

		$36,830

Global Leaders Fund	Affiliated Managers Group, Inc.	$820
	American Express Co.	$962
	Ashmore Group plc	$508
	PT Bank Rakyat Indonesia	$777
	Hargreaves Lansdown plc	$405
	JPMorgan Chase & Co.	$1,487
	Partners Group Holding AG	$794
	The Toronto-Dominion Bank	$1,066
	BNP Paribas S.A.	$1,366
	Sumitomo Mitsui Financial Group, Inc.	$1,040
	Turkiye Halk Bankasi A.S.	$869

		$10,094

Global Small Cap Growth Fund(1)	—	—

International Leaders Fund	BNP Paribas SA	$317
	Credicorp Ltd.	$189
	FirstRand Limited	$153
	HSBC Holdings PLC	$229
	ORIX Corporation	$272
	Partners Group Holding AG	$160
	PT Bank Rakyat Indonesia (Persero) Tbk	$123
	Sumitomo Mitsui Financial Group, Inc.	$207
	The Toronto-Dominion Bank	$221

		$1,871

International Equity Fund	BNP Paribas SA	$1,412
	FirstRand Limited	$1,188
	HSBC Holdings PLC	$1,068
	ORIX Corporation	$1,217
	Sumitomo Mitsui Financial Group, Inc.	$1,261
	Suruga Bank Ltd.	$639
	The Toronto-Dominion Bank	$1,044
	Kasikornbank PCL	$496
	Turkiye Garanti Bankasi A.S.	$414

		$8,739

51

Fund	Broker Dealer	Amount (in $000s)
Institutional International Equity Fund	BNP Paribas SA	$2,206
	FirstRand Limited	$1,852
	HSBC Holdings PLC	$1,666
	ORIX Corporation	$1,897
	Sumitomo Mitsui Financial Group, Inc.	$1,966
	Suruga Bank Ltd.	$996
	The Toronto-Dominion Bank	$1,630
	Kasikornbank PCL	$774
	Turkiye Garanti Bankasi A.S.	$650

		$13,637

International Growth Fund	Aberdeen Asset Management	$9,868
	Ashmore Group plc	$15,928
	Azimut Holding SpA	$6,395
	Banregio Grupo Financiero S.A.B. de C.V.	$5,112
	BNP Paribas	$99,922
	CI Financial Corporation	$15,585
	CRISIL, Ltd.	$3,486
	Credit Suisse Group	$18,420
	Deutsche Bank AG	$13,960
	First Gulf Bank PJSC	$6,099
	FirstRand, Ltd.	$21,674
	Grupo Financiero Banorte S.A.B. de C.V.	$3,904
	Guaranty Trust Bank plc	$10,431
	IG Group Holdings plc	$9,423
	IndusInd Bank, Ltd.	$4,722
	Intesa Sanpaolo SpA	$12,790
	Inversiones La Construccion S.A.	$4,131
	Jupiter Fund Management plc	$6,995
	Kasikornbank PCL	$19,938
	ORIX Corporation	$64,486
	Partners Group Holding AG	$19,893
	PT Bank Rakyat Indonesia	$12,651
	Suruga Bank, Ltd.	$10,922
	Sumitomo Mitsui Financial Group, Inc.	$80,057
	Turkiye Halk Bankasi A.S.	$15,657
	Value Partners Group, Ltd.	$4,896
	Yes Bank, Ltd.	$7,718

		$505,063

Institutional International Growth Fund	Aberdeen Asset Management	$5,312
	Ashmore Group plc	$8,545
	Azimut Holding SpA	$3,431

52

Fund	Broker Dealer	Amount (in $000s)
	Banregio Grupo Financiero S.A.B. de C.V.	$2,747
	BNP Paribas	$53,779
	CI Financial Corporation	$8,361
	CRISIL, Ltd.	$1,857
	Credit Suisse Group	$9,914
	Deutsche Bank AG	$7,490
	First Gulf Bank PJSC	$3,272
	FirstRand, Ltd.	$11,665
	Grupo Financiero Banorte S.A.B. de C.V.	$2,101
	Guaranty Trust Bank plc	$5,613
	Hargreaves Lansdown plc	$1,339
	IG Group Holdings plc	$5,055
	IndusInd Bank, Ltd.	$2,525
	Intesa Sanpaolo SpA	$6,862
	Inversiones La Construccion S.A.	$2,205
	Jupiter Fund Management plc	$3,765
	Kasikornbank PCL	$10,731
	ORIX Corporation	$34,709
	Partners Group Holding AG	$10,715
	PT Bank Rakyat Indonesia	$6,787
	Suruga Bank, Ltd.	$5,854
	Sumitomo Mitsui Financial Group, Inc.	$43,090
	Turkiye Halk Bankasi A.S.	$8,438
	Value Partners Group, Ltd.	$2,641
	Yes Bank, Ltd.	$4,154

		$272,957

International Small Cap Growth Fund	Capitec Bank Holdings Limited	$4,917
	Coronation Fund Managers Limited	$4,676
	CRISIL Limited	$3,469
	IG Group Holdings PLC	$9,074
	Suruga Bank Ltd.	$12,115
	Turkiye Sinai Kalkinma Bankasi A.S.	$12,728
	Azimut Holding SpA	$10,556
	Ashmore Group plc	$10,254
	ARA Asset Management Ltd.—144A	$459

		$68,248

Emerging Markets Leaders Fund	Banco Santander-Chile	$692
	CIMB Group Holdings Berhad	$1,289
	Credicorp Ltd.	$1,068
	FirstRand Limited	$1,122
	Grupo Financiero Banorte, S.A.B. de C.V.	$2,317
	HDFC Bank Limited	$742
	Housing Development Finance Corporation Limited	$769
	Itau Unibanco Holding S.A.	$2,086

53

Fund	Broker Dealer	Amount (in $000s)
	KASIKORNBANK Public Company Limited	$1,336
	PT Bank Rakyat Indonesia (Persero) Tbk	$1,201
	Sberbank of Russia	$1,922
	Turkiye Garanti Bankasi A.S.	$2,408

		$16,952

Emerging Markets Growth Fund	Banco Santander-Chile	$4,740
	CIMB Group Holdings Berhad	$13,567
	Credicorp Ltd.	$10,166
	FirstRand Limited	$15,606
	Grupo Financiero Banorte, S.A.B. de C.V.	$20,863
	Guaranty Trust Bank Plc	$4,209
	HDFC Bank Limited	$7,660
	Housing Development Finance Corporation Limited	$9,903
	IndusInd Bank, Ltd.	$2,859
	Itau Unibanco Holding S.A.	$19,764
	Kasikornbank Public Co Ltd	$14,293
	PT Bank Rakyat Indonesia (Persero) Tbk	$13,778
	Turkiye Halk Bankasi A.S.	$25,498
	Industrial and Commercial Bank of China, Ltd.	$14,396
	Inversiones La Construccion S.A.	$2,003
	First Gulf Bank PJSC	$6,116

		$185,421

Emerging Markets Small Cap Growth Fund	Alior Bank S A	$142
	Banregio Grupo Financiero, S.A.B. de C.V.	$400
	Compartamos S.A.B. de C.V.	$150
	Coronation Fund Managers Limited	$277
	CRISIL Limited	$102
	Guaranty Trust Bank Plc	$282
	IndusInd Bank Limited	$300
	Intercorp Financial Services Inc.	$126
	PT Bank Tabungan Pensiunan Nasional Tbk	$124
	Security Bank Corporation	$337
	Tisco Financial Group PCL	$138
	Turkiye Sinai Kalkinma Bankasi A.S.	$141
	YES Bank Limited	$279

		$2,798

54

Fund	Broker Dealer	Amount (in $000s)
Bond Fund	American Express Co.	$2,470
	Bank of America Corporation	$2,963
	Capital One Financial Corporation	$2,320
	Citigroup, Inc	$2,757
	The Goldman Sachs Group, Inc	$3,060
	JPMorgan Chase & Co	$3,840
	Morgan Stanley	$3,035
	Merrill Lynch & Co., Inc.	$1,347

		$21,792

Income Fund	American Express	$1,807
	Bank Of America	$774
	Capital One Financial Corporation	$1,221
	Citigroup, Inc.	$1,681
	Discover Financial Services	$854
	Goldman Sachs Group, Inc.	$2,110
	Morgan Stanley	$1,473
	Royal Bank of Scotland	$1,612
	Standard Chartered Bank	$1,164
	Wells Fargo & Company	$1,491

		$14,187

Low Duration Fund	American Express Centurion Bank	$1,000
	BA Credit Card Trust	$120
	Bank of America Corporation	$3,166
	The Bank of New York Mellon Corporation	$1,015
	Chase Issuance Trust	$2,994
	Citigroup Inc.	$2,410
	Citibank Credit Card Issuance Trust	$205
	Citibank Omni Master Trust	$2,083
	The Goldman Sachs Group, Inc.	$2,924
	JPMorgan Chase & Co.	$2,670
	Morgan Stanley	$2,397
	The Royal Bank of Scotland Group Public Limited Company	$3,092
	SLM Student Loan Trust	$6,324
	Wells Fargo & Company	$2,282

		$32,682

Ready Reserves Fund	Bank of America	$65,000
	Barclays Capital	$20,000
	Goldman Sachs	$65,000

		$150,000

(1)	The Global Small Cap Growth Fund commenced operations on April 10, 2013.

55

Disclosure of Portfolio Holdings. The Funds do not disseminate nonpublic information about portfolio holdings except in accordance with the Trust’s policies and procedures. The Trust’s policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holding information to be shared with the Trust’s service providers and others who generally need access to such information in the performance of their duties and responsibilities, such as the Trust’s Advisor, custodian, pricing services, fund accountants, independent public accountants, attorneys, officers and trustees. In addition, a Fund’s portfolio holdings may be discussed with third parties (e.g., broker/dealers) for the purpose of analyzing or trading such securities. Portfolio holding information may also be disclosed to rating agencies and companies that collect information about mutual funds (such as Morningstar, Inc., Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and Lipper, Inc.) only after its public disclosure.

Each Fund’s (except for the Small Cap Growth Fund, the Small Cap Value Fund and the Ready Reserves Fund) complete portfolio holdings as of the end of each calendar month are posted on the Trust’s website, www.williamblairfunds.com, on or about fifteen days after the month-end. The Small Cap Growth Fund’s and the Small Cap Value Fund’s complete portfolio holdings as of the end of each calendar month are posted on the Trust’s website on or about thirty days after the month-end. This posted information generally remains accessible for thirty days, until the Trust posts the information for the next calendar month to the Trust’s website. A Fund’s (except the Ready Reserves Fund) specific portfolio holdings may be disclosed sooner than fifteen or thirty days, as applicable, after the month-end if they are publicly disseminated (e.g., via the Trust’s website or interviews with the news media). The Ready Reserves Fund’s complete portfolio holdings as of the end of each calendar month are posted on the Trust’s website on the fifth business day after the month-end. This posted information remains accessible on the Trust’s website for at least six months after the date it was first posted.

Any disclosure of portfolio holdings or characteristics not addressed by the Trust’s policies and procedures must be submitted to the Chief Compliance Officer for review before dissemination. Prior to such disclosure, the Chief Compliance Officer must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund and that the recipient assents or otherwise has a duty to keep information confidential and agrees in writing not to disclose, trade or make any investment recommendation based on the information received. No compensation or other consideration is received by the Trust or any affiliates of the Trust for disclosure of portfolio holdings information.

The Chief Compliance Officer provides the Board of Trustees with reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. Each Fund discloses its portfolio holdings to the extent required by law.

INVESTMENT POLICIES AND RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions for each Fund that, along with the Fund’s investment objective, cannot be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the lesser of (a) 67% of the shares of the portfolio at a meeting where more than 50% of the outstanding voting shares of the Fund are present in person or by proxy; or (b) more than 50% of the outstanding voting shares of the Fund. Each Fund has elected to be classified as a diversified series of an open-end management investment company. As a diversified series of an open-end management investment company, each Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Each Fund’s election to be classified as diversified under the 1940 Act may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund. All percentage restrictions on investments apply at the time the investment is made and shall not be considered to violate the applicable limitation unless, immediately after or as a result of the investment, a violation of the restriction occurs. There can be no assurance that a Fund will meet its investment objective.

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Except as otherwise noted, the following fundamental investment restrictions apply to each Fund:

Concentration. Each Fund except the Small-Mid Cap Value Fund, the Global Small Cap Growth Fund, the International Leaders Fund and the Ready Reserves Fund:

The Fund will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities.

This restriction also does not limit the Fund from investing in instruments, such as repurchase agreements, secured by obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Small-Mid Cap Value Fund, Global Small Cap Growth Fund and International Leaders Fund: The Fund will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities issued by governments or political subdivisions of governments.

This restriction also does not limit the Fund from investing in instruments, such as repurchase agreements, secured by obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Ready Reserves Fund: The Fund will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry; provided, however, that the Fund reserves the freedom of action to invest up to 100% of its total assets in securities or instruments issued by domestic banks, which include certificates of deposit, time deposits, bankers’ acceptances and repurchase agreements.

The SEC staff currently interprets concentration to mean investing more than 25% of a fund’s net assets in a particular industry or group of industries.

Senior Securities and Borrowing. The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

Underwriting. The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Real Estate. The Fund may not purchase or sell real estate unless the real estate is acquired as a result of ownership of securities or other instruments; and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interest therein.

Commodities. Each Fund except the Large Cap Value Fund, the Small-Mid Cap Value Fund, the Global Small Cap Growth Fund, the International Leaders Fund and the Emerging Markets Small Cap Growth Fund:

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent the Fund from engaging in transactions involving futures contracts, options or other derivative instruments or investing in securities that are secured by physical commodities.

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Large Cap Value Fund, Small-Mid Cap Value Fund, Global Small Cap Growth Fund, International Leaders Fund and Emerging Markets Small Cap Growth Fund:

The Fund may not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent the Fund from engaging in transactions involving futures contracts, options or other derivative instruments or investing in securities that are secured by commodities.

Lending. The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

The following are each Fund’s non-fundamental operating policies, which may be changed by the Trust’s Board of Trustees without shareholder approval.

The Growth Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small-Mid Cap Growth Fund, Small-Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, Global Small Cap Growth Fund, International Leaders Fund, International Equity Fund, Institutional International Equity Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund and Emerging Markets Small Cap Growth Fund may not:

(1)	Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

(2)	Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff and provided that transactions in futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(3)	Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

Under normal market conditions, the Large Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of large cap companies.

Under normal market conditions, the Large Cap Value Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large cap companies.

Under normal market conditions, the Mid Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of mid cap companies.

Under normal market conditions, the Mid Cap Value Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid cap companies.

Under normal market conditions, the Small-Mid Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small and mid cap companies.

Under normal market conditions, the Small-Mid Cap Value Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small cap and mid cap companies.

Under normal market conditions, the Small Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small cap companies.

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Under normal market conditions, the Small Cap Value Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small cap companies.

Under normal market conditions, the Global Leaders Fund invests at least 80% of its total assets in a diversified portfolio of equity securities, including common stock and other forms of equity investment (e.g., securities convertible into common stocks), issued by companies of all sizes worldwide that the Advisor believes have above-average growth, profitability and quality characteristics.

Under normal market conditions, the Global Small Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small cap companies.

Under normal market conditions, the International Equity Fund and the Institutional International Equity Fund each invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.

Under normal market conditions, the International Growth Fund and Institutional International Growth Fund each invest at least 80% of its total assets in a diversified portfolio of equity securities, including common stock and other forms of equity investment (e.g., securities convertible into common stocks), issued by companies of all sizes domiciled outside the U.S. that the Advisor believes have above-average growth, profitability and quality characteristics.

Under normal market conditions, the International Small Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small cap companies.

Under normal market conditions, the Emerging Markets Leaders Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in emerging markets securities.

Under normal market conditions, the Emerging Markets Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in emerging markets securities.

Under normal market conditions, the Emerging Markets Small Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market small cap companies.

Under normal market conditions, the Bond Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds.

Each Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policy.

With respect to the Growth Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Small-Mid Cap Growth Fund, the Small-Mid Cap Value Fund, the Small Cap Growth Fund and the Small Cap Value Fund: each Fund may invest up to 15% of its net assets (20% for the Large Cap Value Fund, the Small-Mid Cap Value Fund and the Small Cap Growth Fund) in foreign securities, which may include American Depository Receipts or substantially similar investments that are based on foreign securities; however, each Fund may invest only up to 5% of its net assets directly in foreign securities.

With respect to the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Equity Fund, the Institutional International Equity Fund, the International Growth Fund, the Institutional International Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund and the Emerging Markets Small Cap Growth Fund: for liquidity purposes, up to 20% of the Fund’s assets may be held in cash (U.S. dollars and foreign currencies) or in

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short-term securities and domestic and foreign money market instruments, such as government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper and short-term corporate debt securities. None of the Funds have specific rating requirements for their short-term securities; however, the Advisor presently does not intend to invest more than 5% of any Fund’s net assets in securities rated lower than investment grade.

The Bond Fund, Income Fund, Low Duration Fund and Ready Reserves Fund may not:

(1)	Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer.

(2)	Purchase more than 10% of any class of securities of any issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities. All debt securities and all preferred stocks are each considered as one class.

The Bond Fund, Income Fund and Low Duration Fund may not:

(1)	Make short sales of securities or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions, provided that the Fund may engage in sales of to-be-announced (TBA) securities and that transactions in futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)	Purchase common stocks.

(3)	Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

The Income Fund and Low Duration Fund may not:

(1)	Purchase preferred stocks, convertible preferred bonds or other equity securities.

The Ready Reserves Fund may not:

(1)	Make short sales of securities or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(2)	Invest in illiquid securities if, as a result of such investment, more than 5% of its net assets would be invested in illiquid securities.

INVESTMENT PRACTICES

The Prospectus describes each Fund’s investment objective as well as certain investment policies and investment techniques that the Fund may employ in pursuing its investment objective. The following discussion supplements the discussion contained in the Prospectus, including the Investment Glossary at the end of the Prospectus. Not all of the Funds may invest in all of the types of investments listed below.

Borrowings. Note: Presently, the Funds only intend to borrow from banks for temporary or emergency purposes. However, each Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

Business Development Companies (“BDCs”). Consistent with its investment objective and policies and subject to the limitations of the 1940 Act, each Fund may invest in BDCs. BDCs are a type of closed-end fund regulated under the 1940 Act, which typically invest in and lend to small- and medium-sized private companies that may

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lack access to public equity markets for capital raising. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. Additionally, BDCs must make available significant managerial assistance to the issuers of such securities. BDCs are not taxed on income distributed to shareholders provided they qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Funds will indirectly bear their proportionate share of any management and other expenses charged by the BDCs in which they invest.

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management’s ability to meet the BDC’s investment objective, and management’s ability to manage the BDC’s portfolio during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.

Collateralized Obligations. General Information on Mortgage-Backed Securities. Collateralized obligations include mortgage-backed collateralized obligations (“mortgage-backed securities”). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There currently are three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation); (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but that usually have some form of private credit enhancement.

The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective duration of the mortgage-backed security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-backed security, the volatility of such mortgage-backed security can be expected to increase. For example, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce it.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

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Guaranteed Mortgage Pass-Through Securities. Mortgage pass-through securities represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the services of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which a Fund will invest will include those issued or guaranteed by GNMA, FNMA and FHLMC.

GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates (“Ginnie Mae Certificates”) that are based upon and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. Ginnie Mae Certificates represent a pro rata interest in one or more pools of eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the United States Treasury with no limitations as to amount.

FNMA is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing the holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans) and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government. FNMA has limited rights to borrow from the United States Treasury.

FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

FHLMC guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. FHLMC also guarantees to each holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not always guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs last, but in any event no later than one

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year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government. FHLMC has limited rights to borrow from the United States Treasury.

Until 2008, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing them in the conservatorship of the Federal Housing Finance Agency, a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into senior preferred stock purchase agreements (“SPSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The SPSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that was available to FNMA and FHLMC until December 31, 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which terminated on December 31, 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful, or, with respect to initiatives that have expired, that the U.S. Treasury would undertake similar initiatives in the future.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities (“private pass-throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private pass-throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private pass-throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. See “Types of Credit Support,” below.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

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Mortgage TBAs. A Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (“Mortgage TBAs”). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. To the extent a Fund purchases or sells Mortgage TBAs, the Fund is subject to the risk that the counterparty may fail to consummate the transaction, which could cause the Fund to miss the opportunity to obtain a price or yield considered to be advantageous. Mortgage TBAs may also have a leverage-like effect on a Fund and may cause a Fund to be more volatile. To the extent a Fund “rolls over” Mortgage TBAs prior to the settlement date the Fund may experience higher portfolio turnover and increased taxable gains. In addition, when a fund sells Mortgage TBAs, it incurs risks similar to those incurred in short sales. For example, when a Fund sells Mortgage TBAs without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

Mortgage Dollar Rolls. In a mortgage dollar roll transaction, one party sells mortgage-backed securities, principally Mortgage TBAs, for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Fund enters into mortgage dollar rolls, the Fund will segregate assets in an amount at least equal to the dollar amount of the Fund’s obligation to repurchase securities (plus any accrued interest). During the period between the sale and repurchase in a mortgage dollar roll transaction, a Fund will not be entitled to receive interest and principal payments on securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains. The benefits of mortgage dollar rolls may depend upon the Advisor’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage-backed securities. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage-backed securities, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all the interest (the interest-only or “IO” class), while the other class will receive all the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity. If the underlying mortgage-backed securities experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed and, accordingly, may have less liquidity than other securities. A Fund will invest only in IO and PO class mortgage obligations collateralized by securities guaranteed by the U.S. Government.

Types of Credit Support. Mortgage-backed and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To mitigate the effect of failures by obligors on

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underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “overcollateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based upon historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. A Fund, consistent with its investment objective and policies, may invest in these and other types of asset-backed securities that may be developed in the future.

As with mortgage-backed securities, the yield characteristics of asset-backed securities differ from traditional debt securities. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. See “General Information on Mortgage-Backed Securities,” above. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Although certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities, during any particular period the predominant factors affecting prepayment rates on mortgage-backed securities and asset-backed securities may be different.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the services were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Inverse Floaters. The Bond Fund, the Income Fund and the Low Duration Fund may invest in mortgage derivative products like inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. The income from an inverse floater may be magnified to the extent that its rate varies by a magnitude that exceeds the

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magnitude of the change in the index rate of interest. The higher the degree of magnification in an inverse floater, the greater the volatility in its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The coupon of an inverse floating rate note moves inversely to the movement of interest rates. In addition, mortgage-backed inverse floaters will experience approximately the same changes in average lives and durations that other comparable fixed-rate mortgage-backed bonds do when prepayments rise and fall with declines and increases in interest rates. In a rising interest rate environment, the declining coupon coupled with the increase in the average life can magnify the price decline relative to a fixed-rate obligation. Conversely, rate declines increase coupon income and gradually shorten the average life, which tends to amplify the price increase. Inverse floaters are typically priced based on a matrix.

Convertible Securities. Convertible securities are bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Funds may invest are either fixed income or zero coupon debt securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. The Bond Fund will not convert or exchange convertible securities it owns into the underlying shares of common stock.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds.

Derivative Instruments. In General. The Growth Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small-Mid Cap Growth Fund, Small-Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, Global Small Cap Growth Fund, International Leaders Fund, International Equity Fund, Institutional International Equity Fund, International Growth Fund,

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Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets Small Cap Growth Fund, Bond Fund, Income Fund and Low Duration Fund may use derivative instruments solely for the purpose of bona fide hedging or risk management. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets, such as securities, currencies or commodities. These “other assets” are commonly referred to as “underlying assets.”

A derivative instrument generally consists of, is based upon or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (“OTC”) options (including caps, floors, collars and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

A forward is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

Hedging. The Funds may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to “lock-in” realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

Managing Risk. The Funds may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt or foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than “traditional” securities (i.e., stocks or bonds) would.

Exchange and OTC Derivatives. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized derivatives contracts traded on a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

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Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

(1) Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor’s decision to engage in a derivative transaction will reflect its judgment that the derivative transaction will provide value to the Funds and their shareholders and is consistent with the Funds’ objectives, investment limitations and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund’s entire portfolio and investment objective.

(2) Counterparty Risk. The Funds will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Funds will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

(3) Correlation Risk. When a derivative transaction is used to hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the hedged position are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(4) Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction. The Funds might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when they take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Funds were unable to close out their positions in such instruments, they might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured or was closed out. The requirements might impair the Funds’ ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Funds sell a portfolio security at a disadvantageous time. The Funds’ ability to sell or close out a position in an instrument prior to expiration or maturity depends on

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the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Funds.

(5) Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside gain in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

General Limitations. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission (“CFTC”) and various state regulatory authorities. In addition, the Funds’ ability to use derivative instruments may be limited by certain tax considerations. Effective December 31, 2012, the CFTC adopted certain regulatory changes that subject registered investment companies and advisors to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps, or if the fund markets itself as providing investment exposure to such instruments. To the extent the Funds use CFTC-regulated futures, options and swaps, they intend to do so below such prescribed levels and will not market themselves as “commodity pools” or vehicles for trading such instruments. Accordingly, the Advisor has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Funds under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” for the Funds under the CEA.

Certain derivatives transactions expose a Fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, derivatives such as swaps, futures, forwards, and options.

In order for a Fund not to consider certain derivatives transactions borrowings under the 1940 Act, the Fund will either (1) segregate cash or liquid assets or (2) otherwise “cover” its future obligations under the transactions such as by holding an offsetting investment. The amount that needs to be segregated for a particular derivative investment will vary by investment. A Fund may be required to segregate the entire value of the investment or the daily net (mark-to-market) obligation. To the extent a Fund is only required to segregate the daily mark-to-market obligation, the Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract which may increase the risk associated with such transactions.

Assets used as segregation or “cover” cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets for segregation and “cover” purposes could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Segregating assets or otherwise “covering” for these purposes does not necessarily limit the percentage of the assets of the Fund that may be at risk with respect to certain derivative transactions.

Options. The Funds may use options for any bona fide hedging or risk management purpose. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to

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obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Funds may buy or write (sell) put and call options on assets, such as securities, currencies, futures, financial commodities and indices of debt and equity securities and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Funds may include European, American and Bermuda style options. If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option. If it is exercisable only at certain times, it is a “Bermuda” option.

The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Funds to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Funds will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Funds could be considered illiquid. Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Funds will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Funds may effectively terminate a right or obligation under an option by entering into a closing transaction. For example, the Funds may terminate an obligation under a call or put option that they had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Funds may terminate a position in a put or call option they had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Funds to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Funds and the other party to the transaction (“counterparty”) (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Funds purchase or write an OTC option, they rely on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Funds as well as the loss of any expected benefit of the transaction.

The Funds’ ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Funds will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that the Funds will in fact be able to close out an OTC option at a favorable

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price prior to expiration. In the event of insolvency of the counterparty, the Funds might be unable to close out an OTC option position at any time prior to its expiration. If the Funds were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Funds also may engage in options transactions as described above on securities indices and other financial indices and, in so doing, can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

Futures Contracts. The Funds may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies and contracts based on financial indices, including indices of U.S. Government securities or equity or foreign government securities. The Funds may also purchase put and call options, and write covered put and call options, on futures in which they are allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Funds may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Funds will engage in this strategy only when the Advisor believes it is more advantageous to the Funds than purchasing the futures contract.

The Funds may use futures contracts solely for the purpose of bona fide hedging or risk management. A Fund’s primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if a Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract based upon a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index, as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

Although techniques other than sales and purchases of futures contracts could be used to reduce the Funds’ exposure to market or interest rate fluctuations, the Funds may be able to hedge their exposure more effectively and perhaps at a lower cost through the use of futures contracts.

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A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument, index, security or commodity for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, security or commodity or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Funds realize a gain; if it is more, the Funds realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Funds realize a gain; if it is less, the Funds realize a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Funds upon entering into a futures contract. Instead, at the inception of a futures contract, the Funds are required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Funds at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Funds may be required by an exchange to increase the level of their initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Funds’ obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Funds have insufficient cash to meet daily variation margin requirements, they might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Funds were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, they could incur substantial losses. The Funds would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Funds would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

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Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Swap Agreements. The Funds may enter into interest rate, securities index, commodity or security and currency exchange rate swap agreements and related caps, floors and collars. The Funds will use such instruments solely for the purpose of bona fide hedging or risk management, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return or spread. The Funds also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Funds anticipate purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements may include caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that a specified index exceeds a specified rate or amount, or “cap;” floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that a specified index falls below a specified level, or “floor;” and collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against movements interest or values exceeding given minimum or maximum levels.

The Bond Fund, the Income Fund and the Low Duration Fund may also enter into credit default swaps. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. Credit default swaps are used as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A Fund may be a buyer or seller of a credit default swap. Where a Fund is a seller of credit protection, it adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap which would be offset to the extent of its uncommitted cash or cash equivalents. A Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If a Fund is a buyer of a credit default swap and no credit event occurs, a Fund will lose its premium payment and recover nothing. However, if a Fund is a buyer and a credit event occurs, a Fund will receive the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or a payment equal to the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. As a seller, a Fund receives a fixed rate of income reflecting the buyer’s premium payments through the term of the contract (typically between six months and three years), provided that there is no credit event. If a credit event occurs, a Fund must pay the buyer the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation.

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Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value and may be more susceptible to liquidity and credit risk.

The “notional amount” of a swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Funds, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Funds’ obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash and/or other appropriate liquid assets.

Whether the Funds’ use of swap agreements will be successful in furthering their investment objectives will depend, in part, on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, swaps with these features are less liquid. Moreover, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements.

The Funds will enter swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Funds will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the Commission recently defined as “swaps” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swaptions. Mandatory exchange-trading and clearing will take place on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing.

Additional Derivative Instruments and Strategies. In addition to the derivative instruments and strategies described above and in the Prospectus, the Advisor expects additional derivative instruments and other hedging or risk management techniques to develop from time to time. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Funds’ investment objective and permitted by the Funds’ investment limitations, operating policies and applicable regulatory authorities.

Foreign Securities. Each Fund may invest in foreign securities. The Bond Fund, the Income Fund, the Low Duration Fund and the Ready Reserves Fund may only invest in U.S. dollar denominated foreign securities. The Bond Fund and the Low Duration Fund may invest in securities issued by foreign governments, agencies and corporations. The Income Fund may invest in securities issued by foreign corporations. The Low Duration Fund and the Ready Reserves Fund may invest in foreign money market instruments. Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Most of the foreign securities held by the Funds will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Foreign companies and, in particular, companies in smaller and

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emerging markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies.

The costs attributable to foreign investing that a Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging markets. For example, the costs of maintaining custody of foreign securities exceeds custodian costs for domestic securities and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income and capital gains from certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which a Fund would be subject. In addition, a Fund may invest in passive foreign investment companies, which are subject to additional federal income tax considerations, as described further in the “General Trust Information—Federal Income Tax Matters” section.

The economies of individual emerging market and developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) the absence of a capital market structure or market-oriented economy; and (vi) the possibility that favorable economic developments may be slowed or reversed by unanticipated economic, political or social events in such countries.

In addition, many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation in the past. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.

Investments in some foreign countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to portfolio shareholders. Further, no accounting standards exist in certain foreign countries.

The Funds endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, withholding and other foreign taxes on income or other

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amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in the value of such portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The system of share registration and custody in some emerging market countries may create certain risks of loss (including in some cases the risk of total loss) and the Funds may be required to establish special custodial or other arrangements before making investments in these countries. There is an increased risk of uninsured loss due to lost, stolen or counterfeit stock certificates or unauthorized trading, or other fraudulent activity.

Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative affect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Depository Receipts. Foreign securities may be purchased through depository receipts, including American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European receipts evidencing a similar arrangement. For purposes of the Funds’ investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADR, EDR and GDR depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders with respect to the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depository receipts.

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Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

China A Shares. Pursuant to an exemptive order granted by the Securities and Exchange Commission to the Trust and the Advisor, each Fund’s portfolio management team, subject to the Fund’s investment objective and policies, may seek investment exposure to China A shares (i.e., stocks of Chinese companies listed on mainland China stock exchanges which are denominated and traded in Chinese renminbi) by investing in the William Blair China-A Share Fund, LLC (the “A Share Fund”), a private commingled investment vehicle advised by William Blair. The A Share Fund, under normal market circumstances, will invest up to 100% of its net assets in A shares of Chinese companies. The A Share Fund has a broad investment mandate without regard to market capitalization, industry sector or other criteria. China A shares are only available for purchase by Chinese investors and Qualified Foreign Institutional Investors (“QFII”). The Chinese government has granted William Blair a QFII license and has currently allotted William Blair a quota of $100 million that William Blair may invest in China A shares on behalf of the Funds and William Blair’s other clients. William Blair has established the A Share Fund as the entity that will invest in and hold China A shares on behalf of the Funds and William Blair’s other clients. Access to quota through the A Share Fund is a limited opportunity and purchases and redemptions of the A Share Fund among the Funds and the Advisor’s other clients are allocated in accordance with procedures adopted by the Advisor. William Blair’s quota amount may be reduced or revoked by the Chinese government at any time, including if redemptions reduce the amount invested in China A shares by the A Share Fund below the current quota amount. Interests in the A Share Fund may only be redeemed on a monthly basis and redemptions may be further limited by currency repatriation restrictions imposed by the Chinese government. A Fund’s investment in the A Share Fund will be illiquid and subject to the Fund’s policy of investing no more than 15% of its net assets in illiquid securities.

Investments in China A shares through the A Share Fund are subject to risk, including the risks associated with foreign investments and emerging markets described above. The Chinese securities markets are emerging markets characterized by relatively low trading volume, resulting in substantially less liquidity and greater price volatility. The laws, regulations, including the regulations allowing QFIIs to invest in China A Shares, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions. Economic growth in China has also historically been accompanied by periods of high inflation. In recent periods, the Chinese government has implemented various measures to control inflation. If inflation control measures do not succeed, the performance of the Chinese economy could be negatively impacted. The Chinese system of taxation is not as well settled as that of non-emerging market countries and changes in the Chinese tax system may have retroactive effects. In addition, any taxes imposed on the earnings of the A Share Fund will reduce the overall returns of the A Share Fund. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. The securities markets in China have a limited operating history and are not as developed as those in the United States. These markets tend to be smaller in size, have less liquidity and have greater volatility than markets in the United States and some other countries. In addition, there is less regulation and monitoring of Chinese securities markets.

Forward Foreign Currency Transactions. The foreign securities held by each Fund, except the Bond Fund, the Income Fund, the Low Duration Fund and the Ready Reserves Fund, will usually be denominated in foreign currencies and the Funds may temporarily hold foreign currency in connection with such investments. As a result, the value of the assets held by the Funds may be affected favorably or unfavorably by changes in foreign

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currency exchange rates, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have historically experienced a steady devaluation relative to the U.S. dollar. Any continued devaluations in the currencies in which a Fund’s securities are denominated may have a detrimental impact on that Fund.

A Fund may enter into forward foreign currency contracts (“forward currency contracts”) in an effort to control some of the uncertainties of foreign currency rate fluctuations. The Funds may engage in forward currency contracts as an attempt to hedge against changes in foreign currency exchange rates affecting the values of securities that the Funds hold or intend to purchase. A forward currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Funds will not engage in forward currency contracts in which the specified future date is more than one year from the time of entering into the contract. The Funds will not enter into a forward currency contract if such contract would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds’ securities or other assets denominated in that currency.

The Funds may use forward currency contracts to fix the value of certain securities it has agreed to buy or sell. For example, when a Fund enters into a contract to purchase or sell securities denominated in a particular foreign currency, the Fund could effectively fix the maximum cost of those securities by purchasing or selling a forward currency contract, for a fixed value of another currency, in the amount of foreign currency involved in the underlying transaction. In this way, a Fund can protect the value of securities in the underlying transaction from an adverse change in the exchange rate between the currency of the underlying securities in the transaction and the currency denominated in the forward currency contract during the period between the date the security is purchased or sold and the date on which payment is made or received.

The Funds may also use forward currency contracts to hedge the value, in U.S. dollars, of securities it currently owns. For example, if a Fund held securities denominated in a foreign currency and anticipated a substantial decline (or increase) in the value of that currency against the U.S. dollar, the Fund may enter into a forward currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency.

Upon the maturity of a forward currency transaction, a Fund may either accept or make delivery of the currency specified in the contract or, at any time prior to maturity, enter into a closing transaction that involves the purchase or sale of an offsetting contract. An offsetting contract terminates a Fund’s contractual obligation to deliver the foreign currency pursuant to the terms of the forward currency contract by obligating the Fund to purchase the same amount of the foreign currency, on the same maturity date and with the same currency trader, as specified in the forward currency contract. The Funds realize a gain or loss as a result of entering into such an offsetting contract to the extent the exchange rate between the currencies involved moved between the time of the execution of the original forward currency contract and the offsetting contract.

The use of forward currency contracts to protect the value of securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities the Fund owns or intends to acquire, but it does fix a future rate of exchange. Although such contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward currency contracts to a Fund will depend on the ability of the Advisor to accurately predict future currency exchange rates.

Foreign Currency Futures. Each Fund, except the Bond Fund, the Income Fund, the Low Duration Fund and the Ready Reserves Fund, may enter into foreign currency futures. Generally, foreign futures contracts will be executed on a U.S. exchange. To the extent they are not, however, engaging in such transactions will involve the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National

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Futures Association nor any domestic (U.S.) exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the exchange may be liquidated by a transactionon the appropriate domestic market. Moreover, applicable laws or regulations will vary depending on the foreign country in which the foreign futures transaction occurs. Therefore, entities (such as the Funds) that trade foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, CFTC regulations, the rules of the National Futures Association or those of a domestic (U.S.) exchange. In particular, monies received from customers for foreign futures transactions may not be provided the same protections as monies received in connection with transactions on U.S. futures exchanges. In addition, the price of any foreign futures and, therefore, the potential profits and loss thereon, may be affected by any variance in the foreign exchange rate between the time the order for the futures contract is placed and the time it is liquidated, offset or exercised.

High-Yield/High-Risk Securities. Each Fund, except the Income Fund, the Low Duration Fund and the Ready Reserves Fund, may invest in high-yield/high-risk securities. High-yield/high-risk securities (or “junk” bonds) are debt securities rated below investment grade by the primary rating agencies (such as Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Service, Inc.). The Bond Fund may only invest up to 10% of its net assets in high-yield securities. The other Funds do not currently expect any significant investment in high-yield securities.

High-yield securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a Fund’s net asset value.

A Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high-yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund’s assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Hybrid Bonds. The Bond Fund may invest in hybrid bonds. Hybrid bonds are securities that have debt and equity characteristics. Like other bonds, hybrid bonds have periodic coupon payments and a stated maturity and the issuer pays interest pre-tax. Like equity securities, hybrid bonds fall below senior debt in an issuer’s capital structure and have features that allow the issuer to skip payments without defaulting.

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Illiquid Securities. Illiquid securities are securities that are not readily marketable. The Board of Trustees, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Board of Trustees.

The Board of Trustees has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight for such determinations. The Board of Trustees has approved procedures that allow the Advisor to deem Section 4(2) commercial paper liquid only if the Advisor determines that there is no significant difference between Section 4(2) commercial paper and traditional commercial paper based upon an evaluation of the following characteristics: (i) market characteristics, such as the nature of the security and the nature of marketplace trades; (ii) trading characteristics, such as the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers; and (iii) the quality of the issue or issuer. With respect to a Fund’s foreign holdings or unregistered securities, a foreign or unregistered security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market or resold to institutional investors and the facts and circumstances support a finding of liquidity.

Investment Companies. Subject to the provisions of the 1940 Act (including exemptive relief granted by the Securities and Exchange Commission to other registered investment companies on which the Funds may rely), each Fund, except the Income Fund and Ready Reserves Fund, may invest in the shares of investment companies that may include exchange-traded funds or business development companies. Investment in other investment companies may provide advantages of diversification and increased liquidity; however, there may be duplicative expenses, such as advisory fees or custodial fees. Several foreign governments permit investments by non-residents in their markets only through participation in certain investment companies specifically organized to participate in such markets. In addition, investments in unit trusts and country funds permit investments in foreign markets that are smaller than those in which a Fund would ordinarily invest directly. Investments in such pooled vehicles should enhance the geographical diversification of a Fund’s assets, while reducing the risks associated with investing in certain smaller foreign markets. Investments in such vehicles should provide increased liquidity and lower transaction costs than are normally associated with direct investments in such markets; however, there may be duplicative expenses, such as advisory fees or custodial fees. The Funds may invest a portion of their assets into shares of the Ready Reserves Fund. The Advisor reduces the advisory fee it receives from a Fund to the extent a Fund is invested in the Ready Reserves Fund.

Lending. The Funds have no present intentions to lend portfolio securities.

Limited Liability Companies (“LLCs”). Consistent with its investment objective and policies and subject to the limitations of the Code and the 1940 Act, each Fund may invest in common units or other securities of LLCs, including preferred units, subordinated units and debt securities. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation. LLCs typically do not pay federal income tax at the entity level and are typically required by their operating agreements to distribute a large percentage of their current operating earnings. In the event of liquidation, LLC common unit holders have a right to the LLC’s remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.

New Companies. The Growth Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Small-Mid Cap Growth Fund, the Small-Mid Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Equity Fund, the Institutional International Equity Fund, the International Growth Fund, the Institutional International Growth Fund, the International Small Cap Growth

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Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund and the Emerging Markets Small Cap Growth Fund may invest their assets in the securities of companies with continuous operations of less than three years (“new companies”). Investments in new companies involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of new companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Funds to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. Therefore, an investment in the Funds may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

Publicly Traded Partnerships. Publicly traded partnerships are limited partnerships (or limited liability companies), the units of which are listed and traded on a securities exchange. The Funds may invest in publicly traded partnerships that are treated as partnerships for federal income tax purposes. These include master limited partnerships (“MLPs”) and other entities qualifying under limited exceptions in the Code. Many MLPs derive income and capital gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource, or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required for federal income tax purposes to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Funds. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet current federal income tax requirements to maintain partnership status, or if it is unable to do so because of federal income tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay federal income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income for federal income tax purposes. As a result, there could be a reduction in a Fund’s cash flow and there could be a material decrease in the value of that Fund’s shares. A Fund will not acquire any interests in MLPs that are believed to expose the assets of the Fund to liabilities incurred by the MLP.

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Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. “Equity” REITs invest primarily in real estate that produces income from rentals. “Mortgage” REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. REITs issue stocks and most REIT stocks trade on the major stock exchanges or over-the-counter. REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT to continue to qualify as a REIT for federal income tax purposes would have an adverse effect upon the value of an investment in that REIT.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. The Advisor will review and monitor the creditworthiness of broker-dealers and banks with which a Fund enters into repurchase agreements. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

Restricted Securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund would be in a position where more of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), than is permitted by its investment restrictions, the Fund will take such steps as it deems advisable, if any, to protect liquidity.

Royalty Income Trusts. A royalty income trust is a trust whose securities are listed on a securities exchange, generally in Canada or the U.S., and that controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. Royalty income trusts generally pay out to unit holders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on royalty income trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policies adopted. As a result of distributing the bulk of their cash flow to unit holders, the ability of a royalty income trust to finance internal growth through exploration is limited. Royalty income trusts generally grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Royalty income trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

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Small Companies. While smaller companies generally have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. These risks are intensified for investments in micro-cap companies. Investors should be aware that, based on the foregoing factors, an investment in Mid Cap Growth Fund, Mid Cap Value Fund, Small-Mid Cap Growth Fund, Small-Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, Global Small Cap Growth Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund and Emerging Markets Small Cap Growth Fund and, to a lesser extent, the Growth Fund, the Large Cap Growth Fund, Large Cap Value Fund, International Leaders Fund, International Equity Fund, Institutional International Equity Fund, International Growth Fund, Institutional International Growth Fund and Emerging Markets Leaders Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Advisor’s research efforts may also play a greater role in selecting securities for the portfolio than in a fund that invests in larger, more established companies.

Special Purpose Acquisition Companies. The Growth Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Small-Mid Cap Growth Fund, the Small-Mid Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Equity Fund, the Institutional International Equity Fund, the International Growth Fund, the Institutional International Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund and the Emerging Markets Small Cap Growth Fund may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover operating expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the SPAC dissolves and returns to investors their pro rata share of the assets. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition that will be subject to shareholder approval. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

Temporary Defensive Position. Each Fund may significantly alter its make-up as a temporary defensive strategy. A defensive strategy will be employed if, in the judgment of the Advisor, investments in a Fund’s usual markets or types of securities become decidedly unattractive because of current or anticipated non-normal market conditions, including adverse economic, financial, political and social factors. For temporary defensive purposes, a Fund may invest up to 100% of its assets in other types of securities, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. At such time as the Advisor determines that a Fund’s defensive strategy is no longer warranted, a Fund will adjust its portfolio back to its normal complement of securities as soon as practicable. When a Fund is invested defensively, it may not meet its investment objective.

U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States.

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They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury, while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

U.S. Government securities may include “zero coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government securities in a Fund’s portfolio does not guarantee the net asset value of the shares of a Fund. There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time. Normally, the value of investments in U.S. Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as Ginnie Mae Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to a Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a Fund’s average portfolio maturity. As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued or Delayed Delivery Transactions. Each Fund may purchase newly issued securities on a when-issued basis and may purchase or sell portfolio securities on a delayed delivery basis (including on a to-be-announced (TBA) basis). When a Fund purchases securities on a when-issued or a delayed delivery basis, it becomes obligated to purchase the securities and it has all the rights and risks attendant to ownership of the securities, although delivery and payment occur at a later date. A Fund will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. A Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

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At the time a Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. Normally, settlement occurs within one month of the purchase or sale.

To the extent a Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring securities consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes, but each Fund reserves the right to sell these securities before the settlement date if deemed advisable. To the extent required to comply with SEC Release No. IC-10666, when purchasing securities on a when-issued or delayed delivery basis, each Fund will segregate cash or liquid securities equal to the value of such contracts.

ADDITIONAL INFORMATION ABOUT THE FUNDS

General. The public offering price of all share classes of a Fund is the next determined net asset value. No initial sales charge or contingent deferred sales charge is imposed. Since a Fund’s shares are sold without an initial sales charge, the full amount of the investor’s purchase payment will be invested in shares for the investor’s account. Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by the Distributor or the transfer agent of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see “General Trust Information” — “Determination of Net Asset Value”) and transmitted to the Distributor or the transfer agent prior to a specified time before the start of the next business day will be confirmed at a price based on the net asset value determined on the day the order was received by the dealer or financial services firm (“trade date”). The Funds reserve the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds’ shares. Some may establish a higher minimum investment requirement than established by the Funds. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients’ return. Firms also may hold the Funds’ shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds’ transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Distributor for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their client’s accounts for servicing including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and reimbursement of cash dividends. Such firms may receive compensation from the Funds through the Distributor for these services. This Statement of Additional Information should be read in connection with such firms’ material regarding their fees and services.

The Funds reserve the right to withdraw all or any part of the offering made by this Statement of Additional Information and reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

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The Trust has authorized certain members of FINRA, other than the Distributor, to accept purchase and redemption orders for the Funds’ shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Funds’ behalf. Orders for purchase or redemption will be deemed to have been received by the Trust when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Trust and the broker, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized FINRA member, that member may, at its discretion, charge a fee for that service. The Trust and the Distributor each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trust and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

Summary of Fees Paid to William Blair & Company, L.L.C. for Class N Shares. In addition to an advisory fee, under a Distribution Plan, the Funds (except for the Ready Reserves Fund) pay a distribution fee to the Distributor, payable monthly, at the annual rate of 0.25% of average daily net assets of each Fund (0.15% of the Bond Fund, the Income Fund and the Low Duration Fund) attributable to Class N shares. The fee is accrued daily as an expense of Class N shares. Under separate Shareholder Administration Agreements, Class N shares of the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund and the Low Duration Fund also pay a shareholder administration fee, payable monthly, at an annual rate of 0.15% of average daily assets attributable to each Fund’s Class N shares.

Under the Service Agreement, the Ready Reserves Fund pays a shareholder service fee to the Advisor, payable monthly, at the annual rate of 0.35% of average daily net assets of the Fund attributable to Class N shares. The fee is accrued daily as an expense of Class N shares.

Summary of Fees Paid to William Blair & Company, L.L.C. for Class I Shares. In addition to an advisory fee, the Funds do not pay a distribution fee for Class I shares. Under separate Shareholder Administration Agreements, Class I shares of the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund and the Low Duration Fund pay a shareholder administration fee, payable monthly, at an annual rate of 0.15% of average daily net assets attributable to each Fund’s Class I shares.

Summary of Fees Paid to William Blair & Company, L.L.C. for Institutional Shares. The Institutional International Equity Fund, the Institutional International Growth Fund and Institutional Class shares of the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund and the Low Duration Fund pay an advisory fee but do not pay a distribution or shareholder administration fee.

Share Certificates. Share certificates will not be issued for any share class of the Funds.

Suspension of Redemption or Delay in Payment. The Trust may not suspend the right of redemption or delay payment on its shares for more than seven days except (a) during any period when the New York Stock Exchange is closed (other than on weekends and customary holidays); (b) when trading in the markets that the portfolio normally utilizes is restricted or any emergency exists as determined by the SEC, so that disposal of a Fund’s investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the SEC may permit by order for protection of the Trust’s shareholders.

Special Redemptions. Although it is the present policy of all of the Funds to redeem shares in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if

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payment of large redemptions were made wholly in cash, the Funds will pay the redemption price in whole or in part by a distribution of portfolio instruments in lieu of cash, in conformity with the applicable rules of the SEC, taking such instruments at the same value used to determine net asset value and selecting the instruments in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurs, shareholders receiving instruments and selling them before their maturity could receive less than the redemption value of such instruments and could also incur transaction costs. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem portfolio shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the portfolio during any 90-day period for any one shareholder of record. Distributions of portfolio instruments in redemption of shares is a taxable event to the redeeming shareholder for federal income tax purposes.

Exchange Privilege. Shareholders of Class N and Class I shares may exchange their shares for shares of the corresponding class of other William Blair Funds in accordance with the provisions below.

Class N Shares. Class N shares of the William Blair Funds may be exchanged for each other at their relative net asset values.

Class I Shares. Class I shares of the William Blair Funds may be exchanged for each other at their relative net asset values. Class I shares may also be exchanged for Class N shares of the Ready Reserves Fund. Shareholders who purchase Class I shares of the Emerging Markets Leaders Fund solely because they have a brokerage account with William Blair & Company, L.L.C. and held Class I shares of the Fund on May 1, 2010 may only exchange their Class I shares of the Emerging Markets Leaders Fund for Class N shares of another William Blair Fund. Additionally, clients of William Blair & Company, L.L.C. whose shares were converted into Class I shares on September 30, 1999 may exchange their Class I shares only for the Class I shares of another Fund whose shares they held on September 30, 1999 and which shares were converted into Class I shares; otherwise, such clients may only exchange their Class I shares for Class N shares of another Fund.

General. Exchanges will be effected by redeeming your shares and purchasing shares of the other William Blair Fund or William Blair Funds requested. Shares of a William Blair Fund with a value in excess of $1 million acquired by exchange from another William Blair Fund may not be exchanged thereafter until they have been owned for 15 days (the “15 Day Hold Policy”). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The Funds reserve the right to reject any exchange order for any reason, including excessive, short-term (market timing) or other abusive trading practices that may disrupt portfolio management. The total value of shares being exchanged must at least equal the minimum investment requirement of the William Blair Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder’s adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other William Blair Funds from dealers, other firms or the Distributor. Exchanges may be accomplished by a written request or by telephone if the shareholder has given authorization. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for the William Blair Funds that are available for sale in the shareholder’s state of residence.

Conversion Privilege. Class N shareholders who are eligible to invest in Class I shares may request a conversion of their Class N shares to Class I shares of the same Fund, and Class I shareholders who are eligible to invest in Class N shares may request a conversion of their Class I shares to Class N shares of the same Fund, if such class

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is offered in the shareholder’s state of residence. For federal income tax purposes, a same-Fund conversion is not expected to result in the realization by the investor of a capital gain or loss.

GENERAL TRUST INFORMATION

Determination of Net Asset Value. For each Fund, net asset value is determined as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m., Central time (4:00 p.m. Eastern time). Net asset value is not determined on the days that the New York Stock Exchange is closed, which generally includes the observance of New Year’s Day, Dr. Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the net asset value for the Ready Reserves Fund is not calculated on the observance of Columbus Day and Veteran’s Day. Net asset value is not required to be computed on a day when no orders to purchase shares were received and no shares were tendered for redemption.

Ready Reserves Fund. As mentioned in the prospectus, the Ready Reserves Fund values its portfolio instruments at amortized cost in accordance with Rule 2a-7 under the 1940 Act, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount), rather than at current market value. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Calculations are made to compare the value of the Fund’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid price for such securities.

If a deviation of one-half of one percent or more were to occur between the net asset value per share calculated by reference to market values and the portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees determined would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Fund’s net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they held shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

To use the amortized cost method of valuation, the Fund is limited to investing in instruments that the Board of Trustees has determined present minimal credit risks and that are within certain rating categories of a nationally recognized statistical rating organization.

Domestic Equity Securities. The market value of domestic equity securities is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, the mean between the last reported bid and ask prices.

Foreign Equity Securities. The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of

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the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate, and as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices).

Fixed-Income Securities. Fixed-income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Other Valuation Factors. Securities, and other assets, for which a market price is not available, is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

Federal Income Tax Matters. The following is intended to be a general summary of certain federal income tax consequences of investing in one or more Funds. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable federal income tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (“IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Fund Taxation. Each series (Fund) of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify in the future. As such, and by complying with the applicable provisions of the Code regarding the sources of its income, the amount and timing of its distributions and the diversification of its assets, each Fund generally will not be subject to federal income tax on its taxable income (including net short-term and net long-term capital gains) that is distributed to shareholders in accordance with the requirements of the Code. However, a Fund would be subject to federal income tax (currently at a maximum rate of 35%) on any undistributed taxable income.

In order to qualify as a regulated investment company, a Fund must, among other things, (i) derive at least 90% of its gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (“qualifying income”), (ii) distribute with respect to each taxable year an amount equal to or exceeding the sum of 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things dividends, interest and the excess of any net short-term capital gains over net long-term capital losses as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and 90% of its tax-exempt interest income, net of expenses allocable thereto and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash

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items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities with such other securities limited, with respect to each issuer, to an amount no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (b) have no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Each Fund intends to declare and make distributions during the calendar year of an amount sufficient to prevent imposition of a nondeductible 4% federal excise tax. The required distribution generally is the sum of (1) at least 98% of a Fund’s ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gain net income for the twelve-month period ending on October 31 of such calendar year and (3) the sum of all undistributed ordinary income and capital gain net income from any prior year, less any over-distribution from any prior year.

If in any taxable year a Fund fails to qualify as a regulated investment company under the Code, such Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, a Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would generally constitute dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders. Furthermore, individual and other non-corporate shareholders generally would be able to treat such distributions as “qualified dividend income” eligible for reduced rates of federal income taxation, provided certain holding period and other requirements are satisfied.

If a Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Funds may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues, as discussed above.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Special federal income tax provisions may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of a Fund’s securities. Specifically, the mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options on broad-based equity indicies, forward contracts, futures and foreign currency futures held by a Fund at the end of its taxable year. Under these provisions, 60% of any gain or loss deemed to be recognized at the end of the Fund’s taxable year or arising from actual sales of such positions during the taxable year will generally be treated as long-term capital gain or loss, and 40% of any such gain or loss will generally be treated as short-term capital gain or loss. Although certain foreign currency forward contracts and foreign currency futures contracts are marked-to-market, any gain or loss related to foreign currency fluctuations is generally treated as ordinary

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income or loss under Section 988 of the Code (see below). In addition, the straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the portfolio has unrealized gains in offsetting positions at year end. Furthermore, a Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing such Fund to realize gain, but not loss, on the position.

Each Fund may invest to a limited degree in publicly traded partnerships that are treated as partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership, which generally includes MLPs, is treated as qualifying income from which a Fund must derive 90% of its gross income. However, at the end of each quarter of its taxable year, no more than 25% of the value of a Fund’s total assets may be invested in securities of qualified publicly traded partnerships. Income a Fund derives from an entity taxed as a partnership but not a qualified publicly traded partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. For federal income tax purposes, a Fund will be taxable on its allocable share of the income of an entity taxed as a partnership regardless of whether the Fund receives any distribution from the partnership. Thus, a Fund may be required to sell other securities in order to satisfy the distribution requirements imposed upon regulated investment companies and to avoid federal income and excise taxes. Distributions from a partnership to a Fund will constitute a return of capital to the extent of the Fund’s basis in the partnership. If a Fund’s basis is reduced to zero, distributions will constitute capital gains for federal income tax purposes. It is anticipated that the A Share Fund will be taxed as a partnership but not a qualified publicly traded partnership for federal income tax purposes.

Each Fund may invest to a limited degree in royalty income trusts. Distributions from such trusts will be treated as dividend income eligible under the 90% income test described above if the trust is treated as a corporation for U.S. federal income tax purposes. The Funds intend to invest only in royalty income trusts treated as corporations for U.S. federal income tax purposes.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions that involve certain foreign currency-denominated securities, certain foreign currency options, foreign currency forward contracts, foreign currencies or payables or receivables denominated in a foreign currency are generally subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. For example, if a Fund sold a foreign bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in higher net ordinary income, the dividends paid by the Fund will be increased.

If a Fund receives an “excess distribution” with respect to stock in a passive foreign investment company (“PFIC”), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. A foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under a qualified electing fund election that currently is available in certain circumstances, a Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. In addition, another election may be

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available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Funds have elected, or intend to elect, to mark-to-market their investments, if any, in PFICs. A Fund’s intention to qualify annually as a regulated investment company may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

Shareholder Taxation. Shareholders will be subject to federal income taxes on distributions made by the Funds whether received in cash or additional shares of the Funds. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than qualified dividend income, if any, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by a Fund to its noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied at both the Fund and shareholder levels. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to noncorporate shareholders at a maximum federal income tax rate of 20%, without regard to how long a shareholder has held shares of a Fund. Distributions of net investment income received by corporate shareholders of the Fund may qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations during the year, provided that certain holding period and other requirements under the Code are satisfied at both the Fund and shareholder levels. Generally, however, dividends received on stocks of foreign issuers that are held by the Funds are not eligible for the dividends received deduction when distributed to the Funds’ shareholders.

To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a Fund’s shareholders to be treated as qualified dividend income, the Fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with an exception for stock that is readily tradable on an established securities market in the United States) or (b) treated as a PFIC for its current or preceeding taxable year.

Distributions declared by a Fund during October, November or December to shareholders of record during such months and paid by January 31 of the following year will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they are declared, rather than in the calendar year in which they are received. After the close of each calander year, each Fund will notify its shareholders of the amount and type of dividends and distributions it paid.

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Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such a period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain dividends paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (TIN), certify that it is correct, and certify that he, she or it is not subject to backup withholding under IRS regulations. If a shareholder fails to provide a TIN or the proper tax certifications, each Fund is required to withhold 28% of all the distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Equity Fund, the Institutional International Equity Fund, the International Growth Fund, the Institutional International Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund and the Emerging Markets Small Cap Growth Fund may qualify for and make an election permitted under the “pass through” provisions of Section 853 of the Code, which allows a regulated investment company to elect to have its foreign tax credit taken by its shareholders. To be eligible for this credit, more than 50% of the value of the Fund’s total assets at the close of its taxable year must consist of stock or securities in foreign corporations, and the Fund must have distributed at least 90% of its (i) investment company taxable income (determined without regard to the deduction for dividends paid) and (ii) net tax-exempt interest income, if any, for such taxable year.

If a Fund makes this election, it may not take any foreign tax credit and may not take a deduction for foreign taxes paid. Instead, each shareholder would include in his, her or its gross income, and treat as paid by such shareholder, his, her or its proportionate share of the foreign taxes paid by the Fund and may take either a credit or deduction for such foreign taxes on his, her or its federal income tax return, subject in each case to certain limitations contained in the Code. No deduction may be claimed by a shareholder who does not itemize deductions for federal income tax purposes.

If a Fund is not eligible for the election to pass through to its shareholders their proportionate shares of any foreign taxes paid by the Fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund and will not be required to include such taxes in their gross income.

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If the U.S. Government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Equity Fund, the Institutional International Equity Fund, the International Growth Fund, the Institutional International Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund and the Emerging Markets Small Cap Growth Fund, the Board of Trustees will promptly review such Funds’ policies to determine whether significant changes in its investments are appropriate.

Other Taxes. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding the application of federal, foreign, state and local taxes to their particular situation.

Non-U.S. investors who invest in the Funds when such investment is not treated as being effectively connected with the conduct of a U.S. trade or business will generally be subject to U.S. federal income tax treatment that is different from that described above and in the Prospectus. Such investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as dividends and certain other payments from the Funds, and must provide the Funds with an effective IRS Form W-8 or authorized substitute for Form W-8. However, effective for taxable years of a Fund beginning before January 1, 2014, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in the Funds.

Retirement Plans. The Trust offers a variety of retirement investment programs whereby contributions are invested in shares of the Trust’s Funds and any income dividends or capital gain distributions are reinvested in additional full and fractional shares of the Fund.

The discussion below is a general summary of certain federal income tax rules pertaining to specific qualified retirement plans and accounts. These rules are complex and subject to many conditions and limitations. Investors are advised to consult with a tax professional regarding the application of these rules to their particular circumstances.

Individual Retirement Accounts. One type of tax-deferred retirement plan that may hold shares in the Funds is an Individual Retirement Account (“IRA”). There are two kinds of IRAs that an individual may establish: traditional IRAs and Roth IRAs. With a traditional IRA, an individual may be able to make a deductible contribution of up to the lesser of $5,500 (or $6,500 for those persons age 50 or older before the close of the taxable year) or the amount of the individual’s earned income. However, an individual can make deductible contributions to a traditional IRA only if he or she is under the age of 70 1/2 during the taxable tax year in which the contribution is made. In addition, an individual who is (or who has a spouse who is) an active participant in an employer-sponsored retirement plan may not be able to deduct the full amount of the IRA contributions; the amount, if any, of IRA contributions that are deductible by such an individual is determined by the individual’s (and spouse’s, if applicable) adjusted gross income for the year.

Even if an individual is not permitted to make a deductible contribution to an IRA for a taxable year, the individual may be able to make nondeductible contributions up to the lesser of $5,500 (or $6,500 for those 50 and over) or 100% of earned income for that year. A spouse may also contribute up to $5,500 (or $6,500 for those 50 and over) into his or her own IRA, subject to certain limitations. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts

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treated as a return of nondeductible contributions will not be taxable. Lump sum distributions from another qualified retirement plan may generally be rolled over into a traditional IRA tax-free if such amounts are rolled over within 60 days after receipt of the distribution. These rollovers may be subject to a 20% withholding, unless there is direct trustee-to-trustee transfer.

With a Roth IRA, an individual may make only nondeductible contributions; an individual can make contributions equal to the lesser of $5,500 (or $6,500 for those age 50 and older) or the amount of the individual’s earned income for any taxable year, reduced by the amount of contributions for the tax year made to all other IRAs, but only if the individual’s (and spouse’s, if applicable) modified adjusted gross income for the year is less than $112,000 for single individuals or $178,000 for married individuals. The maximum contribution amount phases out and falls to zero between $112,000 and $127,000 for single persons, and between $178,000 and $188,000 for married persons filing jointly and between $0 and $10,000 for married persons filing separately. Contributions to a Roth IRA may be made even after the individual attains age 70 1/2, unlike traditional IRAs. Distributions from a Roth IRA that satisfy certain requirements will not be includable in income when received. Distributions of earnings not satisfying these requirements will generally be taxable for federal income tax purposes. For taxable years beginning after December 31, 2009, all taxpayers regardless of adjusted gross income generally may convert a traditional IRA into a Roth IRA. The amounts that are converted from a traditional IRA to a Roth IRA are generally taxable in the year of conversion; however, excluded from federal income tax would be those amounts attributable to nondeductible or “after-tax” contributions.

Under the Code, an investor has at least seven days in which to revoke an IRA after receiving certain explanatory information about the plan. Individuals who have received distributions from certain qualified plans may roll over all or part of such distributions into an IRA, which will generally defer taxes on the distributions and shelter investment earnings.

Coverdell Education Savings Account. A Coverdell Education Savings Account, formerly known as an education IRA (“CESA”), provides a method for saving for education expenses of a child; it is not designed for retirement savings. Generally, amounts held in a CESA may be used to pay for qualified higher education expenses at an eligible (post-secondary) educational institution and can also be used to cover certain qualified elementary and secondary education expenses. An individual may contribute to a CESA for the benefit of a child under 18 years old if the individual’s income does not exceed certain limits. The maximum contribution for the benefit of any one child is $2,000 per year. Contributions are not deductible, but earnings accumulate federal income tax-free until withdrawal, and withdrawals used to pay qualified education expenses of the beneficiary (or transferred to a CESA of a qualified family member) generally will not be taxable for federal income tax purposes. Certain other withdrawals may be subject to tax. This income exclusion, however, may be reduced or not available in any year in which the HOPE Credit or the Lifetime Learning Credit is claimed.

Please call the Trust to obtain information regarding the establishment of an IRA, Roth IRA or CESA. An IRA plan custodian may charge fees in connection with establishing and maintaining such accounts. An investor should consult with a competent tax advisor for specific advice concerning his or her tax status and the possible benefits of establishing one or more IRAs and/or CESAs. The description above is very general in nature; there are numerous other rules applicable to these plans to be considered before establishing one.

Simplified Employee Pension Plans. An employer may establish a Simplified Employee Pension (SEP) plan under which the employer makes contributions to all eligible employees’ IRAs. The Funds’ shares may be used for this purpose.

Qualified Retirement Plans. A corporation, partnership or sole proprietorship may establish a defined contribution retirement plan (such as a qualified money purchase pension or profit sharing plan) and make contributions for each participant up to the lesser of each participant’s gross compensation or $51,000, or such lower limits as may be established by the terms of a plan. Such contributions may be made by the employer and, if certain conditions are met, participants may also make nondeductible voluntary contributions.

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Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be “rolled over.” The 20% withholding requirement, however, does not apply to distributions from traditional IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders are advised to consult with a tax professional regarding this requirement.

Shareholders should consult their tax advisors about the application of the provisions of tax law, including foreign, state and local tax laws, in light of their particular tax situations before investing in the Funds and before setting up a qualified retirement plan.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606. Ernst & Young audits and reports upon the Trust’s annual financial statements, reviews certain regulatory reports, reviews the Trust’s federal and state tax returns and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

Legal Counsel. Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, is the counsel to the Trust and the independent trustees of the Trust.

Custodian. The Trust’s custodian, State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, has custody of all securities and cash of the Trust and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust, as well as certain bookkeeping, data processing and administrative services pertaining to the Trust’s operations, including compliance monitoring and preparation of the Trust’s tax returns. The Advisor pays State Street’s compliance monitoring fees. The custodian for IRAs may be State Street.

Transfer Agent Services. Boston Financial Data Services, Inc. (“BFDS”), 2000 Crown Colony Drive, Quincy, MA 02169, is the Trust’s transfer agent and dividend-paying agent. BFDS, as the shareholder service agent, provides certain bookkeeping, data processing and administrative services pertaining to the maintenance of shareholder accounts.

Reports to Shareholders. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHAREHOLDER RIGHTS

The Funds are twenty-four series of the twenty-six currently established by the Trust. All shares of each William Blair Fund have equal rights with respect to dividends, assets and liquidation of a portfolio and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of trustees, to elect all the trustees. All shares of each Fund will be voted in the aggregate, except when a separate vote by a Fund is required under the 1940 Act. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights.

Under Delaware law, the Trust generally is not required to hold annual shareholders’ meetings. Upon the written request of ten or more shareholders that have held Trust shares for at least six months in an amount equal to the lesser of 1% of the outstanding shares or $25,000, the Trust will either disseminate appropriate materials (at the expense of the requesting shareholders) or provide such shareholders access to a list of names and addresses of all shareholders of record. The written notice must state that the shareholders making such request wish to communicate with the other shareholders to obtain the signatures necessary to demand a meeting to consider removal of a trustee. The Trust will hold shareholders’ meetings when requested to do so in writing by one or more shareholders collectively holding at least 10% of the shares entitled to vote, such request specifying the

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purpose or purposes for which each meeting is to be called, or when determined by a majority of the Board of Trustees in their discretion. Shareholders’ meetings also will be held in connection with the following matters: (1) the election or removal of trustees, if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust; (4) certain amendments to the Declaration of Trust; (5) any merger, consolidation or sale of assets; (6) incorporation of the Trust; and (7) such additional matters as may be required by law, the Declaration of Trust, the By-Laws of the Trust or any registration of the Trust with the SEC or any state, or that the trustees may consider necessary or desirable, such as changes in fundamental investment objectives, policies or restrictions.

The trustees serve until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of their successors or until a director sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote or by a majority of the trustees. In accordance with the 1940 Act, the Trust will hold a shareholders’ meeting for the election of trustees at such time that (1) less than a majority of the trustees has been elected by the shareholders and (2) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders. A trustee may be removed from office by a vote of the holders of a majority of the outstanding shares entitled to vote.

TRUST HISTORY

The Trust is a Delaware statutory trust organized under a Declaration of Trust dated September 3, 1999. The Trust was formerly organized as a Maryland corporation on September 22, 1987 under the name of William Blair Ready Reserves, Inc. (the “Company”). On April 30, 1991, a reorganization of the Company and Growth Industry Shares, Inc., a Maryland corporation, occurred such that Growth Industry Shares, Inc. was reorganized into a separate portfolio of the Company, the Growth Fund, and the Company changed its name to William Blair Mutual Funds, Inc. On December 15, 1999, the Company was reorganized into the Trust and changed its name to William Blair Funds. The Trust operates as an open-end, management investment company, as defined in the 1940 Act. Presently, the Trust is offering shares of twenty-six William Blair Funds described in separate prospectuses. The Board of Trustees of the Trust may, however, establish additional portfolios with different investment objectives, policies and restrictions in the future.

FINANCIAL INFORMATION OF THE TRUST

The Funds’ audited financial statements, including the notes thereto, contained in the Funds’ annual reports to shareholders for the period ended December 31, 2012, and report of independent registered public accounting firm, are incorporated herein by reference. In addition, the Funds’ unaudited financial statements, including notes thereto, contained in the Funds’ semi-annual report to shareholders for the period ended June 30, 2013 are incorporated herein by reference. Additional copies of the reports to shareholders may be obtained without charge by writing or calling the Trust.

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APPENDIX A -

DESCRIPTION OF MONEY MARKET INSTRUMENTS

The following information includes a description of certain money market instruments in which the Ready Reserves Fund portfolio may invest to the extent consistent with its investment objective.

U.S. Government Securities. These include marketable securities issued by the U.S. Treasury, which consist of bills, notes and bonds. Such securities are direct obligations of the U.S. Government and are backed by the full faith and credit of the United States. They differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

Government Agency Securities. These include debt securities issued by government-sponsored enterprises, federal agencies or instrumentalities and international institutions. Such securities are not direct obligations of the U.S. Treasury but involve some government sponsorship or guarantees. Different instruments have different degrees of government backing. Thus, the Fund may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Short-Term Corporate Debt Instruments. These include commercial paper (including variable amount master demand notes), which refers to short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. In addition, some short-term paper, which can have a maturity exceeding nine months, is issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). The Ready Reserves Fund portfolio may invest in Section 4(2) paper with maturities of twelve months or less. Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender may not sell or otherwise transfer the note without the borrower’s consent. Such notes provide that the interest rate on the amount outstanding is adjusted periodically, typically on a daily basis in accordance with a stated short-term interest rate benchmark. Since the interest rate of a variable amount master demand note is adjusted no less often than every 60 days and since repayment of the note may be demanded at any time, the Fund values such a note in accordance with the amortized cost basis at the outstanding principal amount of the note.

Also included are nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than 397 days remaining to maturity at the date of settlement. Corporate debt securities with a remaining maturity of less than one year tend to become quite liquid, have considerably less market value fluctuations than longer term issues and are traded as money market securities.

Bank Money Instruments. These include instruments such as certificates of deposit, time deposits and bankers’ acceptances. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A time deposit is a non-negotiable deposit in a banking institution earning a specified interest rate over a given period of time. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

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Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (e.g., a mutual fund) acquires ownership of an obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities will consist only of U.S. Government or government agency or instrumentality securities.

Repurchase agreements usually are for short periods, typically less than one week. Repurchase agreements are considered to be loans under the 1940 Act, with the security subject to repurchase, in effect, serving as “collateral” for the loan. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller because of bankruptcy or otherwise, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

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APPENDIX B

RATINGS OF DEBT OBLIGATIONS

COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor’s for commercial paper:

“A-1” - Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2” - Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

“A-3” - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

“B” - Issue has only a speculative capacity for timely payment.

“C” - Issue has a doubtful capacity for payment.

“D” - Issue is in actual or imminent payment default. The “D” category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired when S&P believes such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings’ short-term ratings apply generally to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

“F-1+” - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

“F-2” - Securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

“F-3” - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for commercial paper:

“Not Prime” - Issuer does not fall within any of the Prime rating categories.

“Prime-1” - Issuer or related supporting institutions are considered to have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuer or related supporting institutions are considered to have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

“Prime-3” - Issuer or related supporting institutions have an acceptable ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

CORPORATE LONG-TERM DEBT RATINGS

The following summarizes the ratings used by Standard & Poor’s for corporate and municipal debt:

“AAA” - This designation represents the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment is extremely strong.

“AA” - An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C” - Debt is regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

“BB” - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - Debt is more vulnerable to non-payment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to non-payment.

“C” - The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

“D” - An obligation rated “D” is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. “D” rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“r” - This rating is attached to highlight derivative, hybrid, and certain other obligations that S& P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba,” “B,” “Caa,” “Ca,” and “C” - Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

(P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

The following summarizes the highest four ratings used by Fitch Ratings for corporate and municipal bonds:

“AAA” - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA” - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

“A” - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB” - Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

“BB” - Bonds considered to be speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

“B” - Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

“CCC” - A “CCC” rating indicates substantial credit risk.

“CC” - A “CC’ rating indicates very high levels of credit risk.

“C” - A “C” rating indicates exceptionally high levels of credit risk

“D” - Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “C” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

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